UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07121)

Exact name of registrant as specified in charter: Putnam Asset Allocation Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2008

Date of reporting period: October 1, 2007— September 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Asset Allocation Funds

FUND SYMBOLS (CLASS A SHARES):

PAEAX	GROWTH PORTFOLIO
PABAX	BALANCED PORTFOLIO
PACAX	CONSERVATIVE PORTFOLIO

9|30|08

Annual Report

PUTNAM INVESTMENTS

ASSET ALLOCATION FUNDS
invest in a mix of asset classes to help weather changing market environments.

What makes
Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek superior investment results over time.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam
Asset Allocation
Funds

9 | 30 | 08
Annual Report

Message from the Trustees	1
About the funds.	2
Performance snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth.	9
Expenses	13
Portfolio turnover	15
Risk	15
Your fund’s management.	16
Terms and definitions	17
Trustee approval of management contract	18
Other information for shareholders.	22
Financial statements	23
Federal tax information	147
Brokerage commissions.	147
Shareholder meeting results	147
About the Trustees	148
Officers	151

Message from the Trustees

Dear Fellow Shareholder:

The financial markets have been experiencing the kind of upheaval not seen in decades. Investor confidence has been shaken by losses across a range of sectors and by the collapse of several financial industry companies. Coordinated responses by a full array of economic and financial authorities both in the United States and overseas should restore stability in due course, but investors should not expect a reduction in volatility in the near term. The likelihood of a U.S. recession, in particular, now makes the situation more challenging. History has shown that markets are extremely resilient over the long term, and we expect that, in time, they will recover from this crisis.

As a shareholder of this fund, you should feel confident about the financial standing of Putnam Investments. Our parent companies, Great-West Lifeco and Power Financial Corporation, are among the largest and most successful organizations in the financial services industry. All three companies are well capitalized with strong cash flows.

We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, Jr., former President and CEO, has taken on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company. He continues to serve as President of the Funds and as a Trustee.

Mr. Reynolds brings to Putnam Investments substantial industry experience and an outstanding record of success, including serving as Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007. We look forward to working with Mr. Reynolds as we continue our efforts to position Putnam Investments to exceed our shareholders’ expectations.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam during these challenging times.

About the funds

Portfolios for investors with different goals and appetites for risk

Putnam Asset Allocation Funds provide balanced diversification through three portfolios — Growth, Balanced, and Conservative — designed for investors with different goals and attitudes toward risk. Each portfolio has a distinct objective and a target mix of stocks and bonds. The mix of holdings is rebalanced regularly as the funds’ managers take profits on investments that have outperformed and invest the proceeds in areas they believe offer greater future potential. Spreading fund holdings across a variety of asset classes has been shown time and again to be a prudent strategy for long-term investors because it can help to smooth the ups and downs of the market.

Combining insights gained from proprietary research with expertise in the tools and concepts of diversification, Putnam’s asset allocation specialists create investment strategies for each of the Putnam Asset Allocation Funds. These strategies integrate the global perspective of an experienced portfolio management team, flexible weightings of asset classes in accordance with their perceived attractiveness, and individual security analysis to add value within each asset class.

The funds’ management team also draws on the resources of Putnam’s global research group, which covers more than 1,000 securities worldwide; on the recommendations of Putnam’s investment-style teams, which are based on their in-depth analysis of specific market segments; and on input from the firm’s economists, market strategists, and currency specialists.

This comprehensive approach, incorporating the insights of many specialists, helps the management team keep the portfolios true to their investment objectives in the context of ever-changing market conditions.

Putnam Asset Allocation Funds can invest in international investments, which involve risks such as currency fluctuations, economic instability, and political developments. The portfolios can invest some or all of their assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The use of derivatives involves special risks and may result in losses.

The portfolios can also have a significant portion of their holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds have more exposure to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. These risks apply to any fund with a significant portion of its assets invested in bonds.

Diversification does not ensure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

The portfolios invest in a wide range of securities across many asset classes and are actively rebalanced to manage risk.

Performance snapshots

Putnam Asset Allocation Funds

Class A share average annual total return as of 9/30/08

	Growth Portfolio		Balanced Portfolio		Conservative Portfolio
(inception dates)	(2/8/94)		(2/7/94)		(2/7/94)

	Before sales	After sales	Before sales	After sales	Before sales	After sales
	charge	charges	charge	charge	charge	charge

Annual average (life of fund)	6.80%	6.37%	6.02%	5.59%	5.24%	4.81%

10 years	57.39	48.31	45.69	37.31	44.40	36.08
Annual average	4.64	4.02	3.83	3.22	3.74	3.13

5 years	30.87	23.38	19.47	12.65	13.34	6.79
Annual average	5.53	4.29	3.62	2.41	2.54	1.32

3 years	–2.31	–7.92	–3.42	–8.94	–1.03	–6.72
Annual average	–0.78	–2.71	–1.15	–3.07	–0.34	–2.29

1 year	–23.82	–28.18	–19.45	–24.10	–12.09	–17.15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. After sales charge returns reflect a maximum 5.75% load. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. See pages 9–13 for additional performance information. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“We expect this bear market to reach
bottom within the next 12 months. As a
result of the recent market reaction, stock
valuations have become quite attractive
based on historical comparisons.”

Jeffrey Knight, Portfolio Leader, Putnam Asset Allocation Funds

In this illustration, equity valuations are represented by the price-earnings (p-e) ratio of the S&P 500 Index.

Stocks are now priced lower relative
to earnings than 10 years ago

Jeff Knight

Jeff, thanks for taking time today to share your perspectives on the financial markets and the three asset allocation portfolios. With financial markets making headlines, can you start by reviewing where the portfolios and the markets stand?

Unfortunately, each portfolio had a negative return for the year and underperformed the average result of funds in their peer groups. With regard to benchmarks, the Balanced Portfolio outperformed the Russell 3000 Index, while the Growth Portfolio underperformed it. The Conservative Portfolio underperformed the Lehman Aggregate Bond Index. We manage the portfolios with the goal of outperforming these indexes, and so we are focused on improving these relative results. The difference between stock and bond performance was so great in the period that any exposure to bonds was helpful, while exposure to stocks hurt results.

We witnessed U.S. stocks sustain a historic decline since the market reached a record high about a year ago, in October 2007. Stock prices have been falling because of the problems of a U.S. economy that became overleveraged due to excessive credit issuance during the past decade. Reducing the amount of borrowing helps to restore economic balance, but in the short term it slows economic activity. This slowdown had been occurring gradually until September, when investment bank Lehman Brothers filed for bankruptcy. Market chaos ensued because Lehman Brothers was a counter-party on many trades — that is, it either bought or sold securities. The selling pressure in markets around the world hurt investment performance. More than half of the declines that each of the portfolios experienced for the fiscal year occurred in just one month — September.

Fortunately, bonds performed substantially better than stocks during the period. This often happens during a crisis, because investors tend to prefer bonds when risks increase. After all, bonds are senior to stocks in a company’s capital structure, meaning that bondholders have less risk of not receiving their money back in the case of bankruptcies. Of course, there were pockets of weakness even among bonds. High-yield securities struggled late in the fiscal year, when investors feared that a recession would cause defaults to increase.

Broad market index and fund performance

This chart shows the performance of broad market indexes for the 12 months ended 9/30/08. See the previous page and pages 9–13 for fund performance information. Index descriptions can be found on page 17.

What tactical allocation decisions did you make for the funds?

We made short-term adjustments too numerous to recount in this context, but perhaps our most beneficial decision was maintaining an overweight to cash and an underweight to stocks during most of the second half of the fiscal period. This applied to all three portfolios. An overweight to international government bonds also contributed positively to performance. On the negative side of the ledger, security selection across both stock and bond holdings had an adverse impact across the portfolios.

Let’s discuss each portfolio in more detail, starting with the Growth Portfolio.

The distinguishing features of the Growth Portfolio are its large strategic allocations to stocks and to international markets, including emerging markets. While these asset classes continue to offer attractive long-term capital appreciation potential in our view, their performance significantly deteriorated as the past year progressed and contributed to the portfolio’s underperformance. Stocks in both developed and emerging markets had outperformed U.S. stocks until the middle of the fiscal year, but then severely lagged. Fortunately, we anticipated this in our market analysis, and we moved to reduce the portfolio’s emerging markets exposure and to cut back international stock exposure. We also trimmed holdings in U.S. small-cap stocks and high-yield bonds. These decisions proved beneficial, but could not completely counteract the weakness in stocks, as well as underperformance from our stock selection. Currency positioning also had a small, negative impact on returns.

How did the Balanced Portfolio perform?

Several of the Balanced Portfolio’s features were well suited to the volatile conditions of the past year. A strategic fixed-income allocation of 40%, a relatively small international weighting, and no emerging markets position, all contributed positively to performance. Our allocation decisions also proved helpful. We built an overweight to cash during much of the period as well as to a variety of U.S. and international bonds. This allocation contributed to the portfolio’s relative results, although our security selection in global bonds returned poor results. Similarly, our selection among U.S. stock holdings had a negative impact.

Did we see better results with the Conservative Portfolio, given its larger fixed-income allocation?

The bond allocation was helpful, of course, but the portfolio registered a loss for the year and underperformed its benchmark, which we consistently strive to outperform. We increased the portfolio’s bond exposure on a tactical basis as well, and this was the right decision. Unfortunately, our security selection across both the fixed-income holdings and the U.S. stock holdings had an adverse effect on results. To adjust the portfolio for the conditions of the credit crisis, we

Growth Portfolio:
Comparison of equity and fixed-income weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets and include derivative instruments. Holdings will vary over time.

are focused on credit quality while favoring carefully selected securitized bonds. The portfolio emphasizes top-rated securities among commercial mortgage-backed securities, mortgage pass-throughs, agencies, and collateralized mortgage obligations — all low-credit-risk themes. We also favor short-term securities because we consider it likely that short-term interest rates will be reduced further, particularly in international markets.

It has been a memorable year. Please tell us what you see ahead for the funds in the fiscal year just beginning.

The economic damage from the problems in credit markets, not to mention near panic by consumers and employers, has been considerable. Though a slow and steady recovery in lending activity will likely help, we believe the economy and corporate earnings will worsen before they improve. Stock markets will remain rocky, in our view. In Europe, economic activity is shrinking because of similar financial systems problems, and we expect further underperformance. We believe that Asia’s prospects are better because China has huge foreign currency reserves and Japan’s banks are well capitalized.

I N  T H E  N E W S

World governments have responded to the financial crisis, joining the United States in taking measures to protect banking systems and restore confidence in markets around the globe. On October 8, the European Central Bank, along with the central banks of the United Kingdom, Canada, and Australia, joined the U.S. Federal Reserve in cutting short-term interest rates to ease lending pressures. At the same time, the Bank of China also reduced a key interest rate, and the Bank of Japan expressed support for these measures. Days later, the Group of Seven industrial countries also adopted a Plan of Action to help financial institutions gain access to needed capital, unfreeze credit markets, and protect savers and depositors.

The prospects for bonds are better, we believe, though the likelihood of recession makes high-yield securities and even investment-grade corporate bonds less attractive. We are being particularly careful with our allocations and security selection in these areas. We find mortgage-backed securities more attractive. The bond holdings in each fund offer very attractive yields, and, in our view, they are highly creditworthy investments. As a result, we expect above-average returns from these holdings as they approach maturity, and anticipate seeing improvement in performance as liquidity conditions ease in the bond market during the coming year as we believe they will.

Balanced Portfolio:
Comparison of equity and fixed-income weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets and include derivative instruments. Holdings will vary over time.

With new latitude that shareholders approved this year, each fund has made a small initial investment in commodities following their dramatic sell-off in September. The investments are in the form of structured note securities. We will continue to monitor markets for opportunities in this area, though commodities will not become a large allocation for any of the funds.

In time, accommodative monetary and fiscal policies along with regulatory measures — such as cleaning up financial-sector balance sheets, improving bank capital ratios, and insuring investors’ deposits — should encourage the formation and deployment of private capital to stabilize the financials sector. We expect this bear market to reach bottom within the next 12 months. In our view, a result of the recent market reaction is that stock valuations have become quite attractive based on historical comparisons. Also, if this cycle follows historic norms, the lion’s share of the decline has probably already occurred. As the credit crisis plays out over the coming year, we believe it can set the stage for the next long-term bull market in equities.

Jeff, thanks for sharing your insights about the markets and your strategy for the portfolios.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Putnam Asset Allocation: Growth Portfolio, Balanced Portfolio, and Conservative Portfolio are series of Putnam Asset Allocation Funds, a registered investment company.

Please note that the holdings discussed in this report may not have been held by the funds for the entire period. Portfolio composition is subject to review in accordance with each fund’s investment strategy and may vary in the future.

Of special interest

Dividend increases for Balanced Portfolio and for Conservative Portfolio.

We are pleased to report that, at the end of April, the Conservative Portfolio’s dividend was increased by 20%, from $0.025 to $0.030 per class A share, which was made possible due to higher yields from the portfolio’s mortgage-backed securities and interest-only securities, whose yields rise as interest rates fall. The dividend increases for other share classes of the portfolio may vary slightly.

At the end of June and again at the end of September, the Balanced Portfolio’s dividend was increased, first by approximately 46% and then by 7%, to a level of $0.088 per class A share. As with the Conservative Portfolio, the increases were made possible by rising yields from a variety of securities, including interest-only securities and mortgage-backed securities. The dividend increases for other share classes of the portfolio may vary slightly.

Conservative Portfolio:
Comparison of equity and fixed-income weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets and include derivative instruments. Holdings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Growth Portfolio

Fund performance Total return for periods ended 9/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/94)		(2/16/94)		(9/1/94)		(2/3/95)		(1/21/03)	(7/14/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	6.80%	6.37%	6.01%	6.01%	5.97%	5.97%	6.27%	6.01%	6.53%	7.08%

10 years	57.39	48.31	45.88	45.88	45.87	45.87	49.91	44.68	53.31	61.37
Annual average	4.64	4.02	3.85	3.85	3.85	3.85	4.13	3.76	4.37	4.90

5 years	30.87	23.38	26.01	24.01	26.04	26.04	27.68	23.19	29.04	32.55
Annual average	5.53	4.29	4.73	4.40	4.74	4.74	5.01	4.26	5.23	5.80

3 years	–2.31	–7.92	–4.49	–7.31	–4.48	–4.48	–3.80	–7.19	–3.19	–1.57
Annual average	–0.78	–2.71	–1.52	–2.50	–1.52	–1.52	–1.28	–2.46	–1.07	–0.53

1 year	–23.82	–28.18	–24.38	–28.11	–24.37	–25.11	–24.15	–26.81	–24.08	–23.55

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 9/30/98 to 9/30/08

Past performance does not indicate future results. At the end of the same time period for the Growth Portfolio, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,588 and $14,587, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $14,468 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $15,331 and $16,137 respectively. See above for performance calculation method.

Fund price and distribution information For the 12-month period ended 9/30/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.1560		$0.0400	$0.0600	$0.0910		$0.1110	$0.1900

Capital gains — Long-term	0.1363		0.1363	0.1363	0.1363		0.1363	0.1363

Capital gains — Short-term	0.0047		0.0047	0.0047	0.0047		0.0047	0.0047

Total	$0.2970		$0.1810	$0.2010	$0.2320		$0.2520	$0.3310

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/07	$15.14	$16.06*	$14.80	$14.58	$14.86	$15.40*	$14.96	$15.28

9/30/08	11.30	11.99	11.05	10.87	11.09	11.49	11.16	11.42

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund’s annual operating expenses For the fiscal year ended 9/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.16%	1.91%	1.91%	1.66%	1.41%	0.91%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Balanced Portfolio

Fund performance Total return for periods ended 9/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/7/94)		(2/11/94)		(9/1/94)		(2/6/95)		(1/21/03)	(7/5/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	6.02%	5.59%	5.24%	5.24%	5.19%	5.19%	5.52%	5.26%	5.74%	6.29%

10 years	45.69	37.31	35.30	35.30	35.12	35.12	38.59	33.70	41.82	49.48
Annual average	3.83	3.22	3.07	3.07	3.06	3.06	3.32	2.95	3.56	4.10

5 years	19.47	12.65	15.23	13.23	15.07	15.07	16.62	12.48	17.83	21.08
Annual average	3.62	2.41	2.88	2.52	2.85	2.85	3.12	2.38	3.34	3.90

3 years	–3.42	–8.94	–5.40	–8.13	–5.52	–5.52	–4.79	–8.13	–4.17	–2.67
Annual average	–1.15	–3.07	–1.83	–2.79	–1.87	–1.87	–1.62	–2.79	–1.41	–0.90

1 year	–19.45	–24.10	–19.99	–23.92	–20.01	–20.79	–19.82	–22.62	–19.62	–19.20

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 9/30/98 to 9/30/08

Past performance does not indicate future results. At the end of the same time period for the Balanced Portfolio, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,530 and $13,512, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,370 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $14,182 and $14,948, respectively. See the first page of the performance section for performance calculation method.

Fund price and distribution information For the 12-month period ended 9/30/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	4		4	4	4		4	4

Income	$0.282		$0.189	$0.193	$0.222		$0.257	$0.313

Capital gains	—		—	—	—		—	—

Total	$0.282		$0.189	$0.193	$0.222		$0.257	$0.313

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/07	$12.74	$13.52*	$12.66	$12.53	$12.72	$13.18*	$12.69	$12.76

9/30/08	10.01	10.62	9.96	9.85	10.00	10.36	9.97	10.03

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund’s annual operating expenses For the fiscal year ended 9/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.09%	1.84%	1.84%	1.59%	1.34%	0.84%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Conservative Portfolio

Fund performance Total return for periods ended 9/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/7/94)		(2/18/94)		(9/1/94)		(2/7/95)		(1/21/03)	(7/14/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	5.24%	4.81%	4.43%	4.43%	4.44%	4.44%	4.69%	4.43%	5.06%	5.49%

10 years	44.40	36.08	33.43	33.43	34.11	34.11	36.77	32.06	42.54	47.89
Annual average	3.74	3.13	2.93	2.93	2.98	2.98	3.18	2.82	3.61	3.99

5 years	13.34	6.79	8.84	6.92	9.28	9.28	10.36	6.51	13.20	14.85
Annual average	2.54	1.32	1.71	1.35	1.79	1.79	1.99	1.27	2.51	2.81

3 years	–1.03	–6.72	–3.28	–5.96	–3.04	–3.04	–2.55	–6.00	–1.20	–0.16
Annual average	–0.34	–2.29	–1.11	–2.03	–1.02	–1.02	–0.86	–2.04	–0.40	–0.05

1 year	–12.09	–17.15	–12.77	–17.01	–12.76	–13.61	–12.54	–15.58	–12.28	–11.88

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 9/30/98 to 9/30/08

Past performance does not indicate future results. At the end of the same time period for the Conservative Portfolio, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,343 and $13,411, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $13,206 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $14,254 and $14,789, respectively. See the first page of the performance section for performance calculation method.

Fund price and distribution information For the 12-month period ended 9/30/08

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.330		$0.259	$0.259	$0.283		$0.306	$0.354

Capital gains	—		—	—	—		—	—

Total	$0.330		$0.259	$0.259	$0.283		$0.306	$0.354

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

9/30/07	$9.84	$10.44*	$9.75	$9.76	$9.75	$10.10*	$9.95	$9.83

9/30/08	8.35	8.86	8.27	8.28	8.27	8.57	8.45	8.34

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund’s annual operating expenses For the fiscal year ended 9/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.18%	1.93%	1.93%	1.68%	1.43%	0.93%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Comparative index returns For periods ended 9/30/08

			Lipper Mixed-Asset	Lipper Mixed-Asset	Lipper Mixed-Asset
			Target Allocation	Target Allocation	Target Allocation
		Lehman Aggregate	Growth Funds	Moderate Funds	Conservative Funds
	Russell 3000 Index	Bond Index	category average*	category average†	category average‡

Annual average (life of fund)	8.34%	5.98%	6.71%	6.10%	5.86%

10 years	45.14	65.95	47.00	45.27	46.18
Annual average	3.80	5.20	3.79	3.67	3.78

5 years	31.93	20.40	24.97	21.77	15.08
Annual average	5.70	3.78	4.49	3.96	2.75

3 years	0.79	12.98	1.37	1.97	2.58
Annual average	0.26	4.15	0.41	0.62	0.81

1 year	–21.52	3.65	–17.90	–14.89	–9.50

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/08, there were 663, 548, 420, 240, and 92 funds, respectively, in this Lipper category.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/08, there were 498, 362, 244, 139, and 38 funds, respectively, in this Lipper category.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/08, there were 446, 322, 183, 70, and 13 funds, respectively, in this Lipper category.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in each of the three Putnam Asset Allocation Funds from April 1, 2008, to September 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Growth Portfolio

Expenses paid per $1,000*	$5.40	$8.88	$8.88	$7.72	$6.56	$4.24

Ending value (after expenses)	$862.60	$859.30	$859.30	$860.40	$860.40	$863.80

Balanced Portfolio

Expenses paid per $1,000*	$5.18	$8.70	$8.70	$7.53	$6.36	$4.01

Ending value (after expenses)	$884.00	$881.40	$881.90	$882.30	$883.50	$886.20

Conservative Portfolio

Expenses paid per $1,000*	$5.55	$9.12	$9.12	$7.93	$6.74	$4.36

Ending value (after expenses)	$912.80	$909.40	$909.60	$910.70	$912.50	$914.90

* Expenses for each share class are calculated using each fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2008, use the following calculation method. To find the value of your investment on April 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Growth Portfolio

Expenses paid per $1,000*	$5.86	$9.62	$9.62	$8.37	$7.11	$4.60

Ending value (after expenses)	$1,019.20	$1,015.45	$1,015.45	$1,016.70	$1,017.95	$1,020.45

Balanced Portfolio

Expenses paid per $1,000*	$5.55	$9.32	$9.32	$8.07	$6.81	$4.29

Ending value (after expenses)	$1,019.50	$1,015.75	$1,015.75	$1,017.00	$1,018.25	$1,020.75

Conservative Portfolio

Expenses paid per $1,000*	$5.86	$9.62	$9.62	$8.37	$7.11	$4.60

Ending value (after expenses)	$1,019.20	$1,015.45	$1,015.45	$1,016.70	$1,017.95	$1,020.45

* Expenses for each share class are calculated using each fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Growth Portfolio annualized expense ratio*	1.16%	1.91%	1.91%	1.66%	1.41%	0.91%
Average annualized expense ratio for Lipper peer group†	1.20%	1.95%	1.95%	1.70%	1.45%	0.95%

Balanced Portfolio annualized expense ratio*	1.10%	1.85%	1.85%	1.60%	1.35%	0.85%
Average annualized expense ratio for Lipper peer group†	1.16%	1.91%	1.91%	1.66%	1.41%	0.91%

Conservative Portfolio annualized expense ratio*	1.16%	1.91%	1.91%	1.66%	1.41%	0.91%
Average annualized expense ratio for Lipper peer group†	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

* For the funds’ most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the funds, and that an asset-weighted average would likely be lower than the simple average. Also, the funds and Lipper report expense data at different times; the funds’ expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 9/30/08.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Growth Portfolio*	113%	81%	85%	112%	120%
Lipper Mixed-Asset Target Allocation Growth Funds category average	67%	68%	70%	72%	74%

Balanced Portfolio*	124%	107%	90%	144%	159%
Lipper Mixed-Asset Target Allocation Moderate Funds category average	62%	64%	73%	76%	71%

Conservative Portfolio*	170%	151%	133%	209%	259%
Lipper Mixed-Asset Target Allocation Conservative Funds category average	57%	51%	49%	50%	48%

Turnover data for each fund is calculated based on the fund’s fiscal-year period, which ends on September 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of a fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 9/30/08.

* Portfolio turnover excludes dollar roll transactions.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of September 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

The funds are managed by the members of the Putnam Global Asset Allocation Team. Jeffrey Knight is the Portfolio Leader, and James Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt are Portfolio Members, of the funds. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Global Asset Allocation Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Trustee and Putnam employee fund ownership

As of September 30, 2008, 12 of the 13 Trustees of the Putnam funds owned fund shares in the Conservative Portfolio and the Balanced Portfolio, and all of the Trustees owned fund shares in the Growth Portfolio. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the funds	all Putnam funds

Trustees	$11,666,000	$37,000,000

Putnam employees	$51,156,000	$471,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Jeffrey Knight is also a Portfolio Leader of Putnam Income Strategies Fund, the ten Putnam RetirementReady® Funds, Putnam Voyager Fund, and Putnam Growth Opportunities Fund. He is also a Portfolio Member of The George Putnam Fund of Boston and Putnam Discovery Growth Fund.

Robert Kea is also a Portfolio Member of Putnam Income Strategies Fund and the ten Putnam RetirementReady® Funds.

Robert Schoen is also a Portfolio Leader of Putnam Voyager Fund and Putnam Growth Opportunities Fund. He is also a Portfolio Member of Putnam Income Strategies Fund, the ten Putnam RetirementReady® Funds, and Putnam Discovery Growth Fund.

Jeffrey Knight, James Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the reporting period ended September 30, 2008, James Fetch and Jason Vaillancourt joined your fund’s management team.

Investment team fund ownership

The following table shows how much the funds’ current Portfolio Leader and Portfolio Members have invested in the funds and in all Putnam mutual funds (in dollar ranges). Information shown is as of September 30, 2008, and September 30, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 9/30/07.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflectperformance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In May 2008, the Board of Trustees also approved a new sub-management contract, in respect of your fund, between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management, and a new sub-advisory contract, in respect of your fund, among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

	Actual Management	Total Expenses
	Fee (percentile)	(percentile)

Putnam Asset Allocation Fund:	69th	38th
Conservative Portfolio

Putnam Asset Allocation Fund:	28th	10th
Balanced Portfolio

Putnam Asset Allocation Fund:	43rd	52th
Growth Portfolio

(Because each fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered the Lipper peer group percentile rankings for the fund’s class A share cumulative total return performance results at net asset value for the one-year, three-year and five-year periods ended December 31, 2007. This information is shown in the following table. (Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Where applicable, the table also shows the number of funds in the peer groups for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best performing funds and the 100th percentile denotes the worst performing funds. Past performance is no guarantee of future returns.

	One-year	Three-year	Five-year
	period rank	period rank	period rank
	(# of funds	(# of funds	(# of funds
	in category)	in category)	in category)

Putnam Asset Allocation Fund:	86th (414)	45th (261)	39th (137)
Conservative Portfolio
Lipper Mixed-Asset Target Allocation
Conservative Funds

Putnam Asset Allocation Fund:	89th (458)	38th (340)	33rd (240)
Balanced Portfolio
Lipper Mixed-Asset Target Allocation
Moderate Funds

Putnam Asset Allocation Fund:	81st (645)	14th (526)	11th (421)
Growth Portfolio
Lipper Mixed-Asset Target Allocation
Growth Funds

See page 13 for more recent Lipper performance ranking information for the funds. Past performance is no guarantee of future results.

The Trustees noted the disappointing performance for your fund for the one-year period ended December 31, 2007. In this regard, the Trustees considered that Putnam Management continues to have confidence in the investment process for your fund given its stronger longer-term record, recognizing the tendency for short-term variability over a market cycle. The Trustees also considered Putnam Management’s belief that the research centralization efforts underway in the equity space at Putnam Management will strengthen the fund’s investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and enhance its performance potential.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

More recent peer group rankings

More recent Lipper percentile rankings are shown for your fund in the following table. Note that this information was not available to the Trustees when they approved the continuance of your fund’s management contract. The table shows the Lipper peer group percentile rankings of your fund’s class A share total return performance at net asset value. These rankings were determined on an annualized basis and are for the one-year, five-year, and ten-year periods ended on the most recent calendar quarter (September 30, 2008). Where applicable, the table also shows each fund’s rank among the total number of funds in its peer group for the respective periods; this information is indicated in parentheses following the percentile. Note that the first percentile denotes the best performing funds and the 100th percentile denotes the worst performing funds.

	One-year	Five-year	Ten-year
	period rank	period rank	period rank
	(fund rank/	(fund rank/	(fund rank/
	# of funds	# of funds	# of funds
	in category)	in category)	in category)

Putnam Asset Allocation Fund:	77%	66%	43%
Conservative Portfolio	(344/446)	(120/183)	(30/70)
Lipper Mixed-Asset Target Allocation
Conservative Funds

Putnam Asset Allocation Fund:	86%	60%	45%
Balanced Portfolio	(426/498)	(147/244)	(63/139)
Lipper Mixed-Asset Target Allocation
Moderate Funds

Putnam Asset Allocation Fund:	91%	25%	30%
Growth Portfolio	(602/663)	(102/420)	(70/240)
Lipper Mixed-Asset Target Allocation
Growth Funds

Approval of the Sub-Management Contract between Putnam Management and Putnam Investments Limited and the Sub-Advisory Contract among Putnam Management, Putnam Investments Limited andThe Putnam Advisory Company

In May 2008, the Trustees approved a new sub-management contract between Putnam Management and PIL in respect of each fund, under which PIL’s London office would manage a separate portion of the asset of your fund. Also in May 2008, the Trustees approved a new sub-advisory contract among Putnam Management, PIL and PAC in respect of each fund, under which PAC’s Singapore branch would begin providing discretionary investment management services for your fund. The Contract Committee reviewed information provided by Putnam Management, PIL and PAC and, upon completion of this review, recommended, and the Independent Trustees and the full Board of Trustees approved, the sub-management and sub-advisory contracts in respect of each fund, effective May 15, 2008 and January 30, 2009, respectively.

The Trustees considered numerous factors they believed relevant in approving your fund’s sub-management and sub-advisory contracts, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in PIL’s London office and PAC’s Singapore office to manage a portion of each fund’s assets and PIL’s and PAC’s expertise in managing assets invested in European and Asian markets, respectively. The Trustees also considered that applicable securities laws require a sub-advisory relationship among Putnam Management, PIL and PAC in order for Putnam’s investment professionals in London and Singapore to be involved in the management of your fund. The Trustees noted that Putnam Management, and not your fund, would pay the sub-management fee to PIL for its services, that Putnam Management and/or PIL, but not your fund, would pay the sub-advisory fee to PAC for its services, and that the sub-management and sub-advisory relationships with PIL and PAC, respectively, will not reduce the nature, quality or overall level of service provided to your fund.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 8:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the funds’ financial statements.

The funds’ portfolio lists all the funds’ investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the funds’ net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the funds’ net investment gain or loss. This is done by first adding up all the funds’ earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the funds’ net gain or loss for the fiscal year.

Statement of changes in net assets shows how the funds’ net assets were affected by the funds’ net investment gain or loss, by distributions to shareholders, and by changes in the number of the funds’ shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the funds’ investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Asset Allocation Funds:

In our opinion, the accompanying statement of assets and liabilities, including the funds’ portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds (Growth Portfolio, Balanced Portfolio and Conservative Portfolio) constituting the Putnam Asset Allocation Funds (the “trust”) at September 30, 2008, and the results of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 17, 2008

The fund’s portfolio 9/30/08

COMMON STOCKS*		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Basic Materials		5.6%		4.8%		3.4%
Abengoa SA (Spain) SG SB	26,072	$530,432	23,144	$470,862	12,276	$249,754

Acciona SA (Spain)	3,151	479,276	2,769	421,173	1,480	225,112

Agnico-Eagle Mines, Ltd. (Canada)	9,600	528,672	8,385	461,762	4,400	242,308

Akzo Nobel NV (Netherlands)	5,582	268,421	4,830	232,260	2,600	125,026

Albemarle Corp.	15,825	488,043	13,652	421,028	7,355	226,828

Ameron International Corp.	2,742	196,464	2,421	173,465	1,292	92,572

Andersons, Inc. (The) SG SB SC	31,502	1,109,500	24,230	853,381	13,038	459,198

Anglo American PLC (United Kingdom)	18,598	621,879	16,144	539,823	8,655	289,406

AngloGold Ashanti, Ltd. ADR (South Africa)	17,100	395,010	14,800	341,880	7,800	180,180

Antofagasta PLC (United Kingdom)	462,581	3,335,770	377,388	2,721,425	135,308	975,735

Apex Silver Mines, Ltd. (Cayman Islands) † SG SB SC	12,200	20,984	10,500	18,060	5,600	9,632

Aracruz Celulose SA ADR (Brazil)	4,124	151,392	3,593	131,899	1,907	70,006

Arcelor Mittal (Luxembourg) (Paris Exchange)	99,104	4,962,083	81,066	4,058,930	27,118	1,357,783

Arcelor Mittal (Luxembourg) (Amsterdam Exchange)	14,227	711,776	12,073	604,011	6,500	325,195

Arch Chemicals, Inc.	12,264	432,919	8,214	289,954	4,506	159,062

Aurizon Mines, Ltd. (Canada) †	13,600	35,360	11,800	30,680	6,200	16,120

Balfour Beatty PLC (United Kingdom)	78,445	422,116	68,050	366,180	20,828	112,076

Barrick Gold Corp. (Canada) (NY Exchange)	24,500	900,130	21,347	784,289	11,200	411,488

Barrick Gold Corp. (Canada) (Toronto Exchange)	9,600	351,609	8,300	303,995	4,545	166,483

BASF SE (Germany)	61,108	2,929,271	49,962	2,394,977	18,110	868,120

BHP Billiton, Ltd. (Australia)	367,055	9,442,449	299,456	7,703,472	105,645	2,717,706

Bilfinger Berger AG (Germany)	35,800	1,873,912	28,918	1,513,681	9,300	486,798

BlueScope Steel, Ltd. (Australia)	389,133	2,296,711	318,243	1,878,309	98,744	582,799

Boart Longyear Group. (Australia)	1,720,436	1,569,907	1,389,709	1,268,116	444,750	405,837

Broadwind Energy, Inc. † SG SB SC	15,400	138,600	13,300	119,700	7,100	63,900

Buckeye Technologies, Inc. †	66,430	544,062	44,840	367,240	24,042	196,904

Cameco Corp. (Canada)	9,100	203,021	7,900	176,249	4,200	93,702

Canfor Corp. (Canada) †	19,131	146,719	16,670	127,845	8,849	67,865

Ceradyne, Inc. † SG SB SC	14,348	525,998	9,638	353,329	4,608	168,929

CF Industries Holdings, Inc. # SB	30,084	2,751,483	25,620	2,343,205	10,598	969,293

China Grand Forestry Green Resources
Group, Ltd. (Hong Kong) †	1,228,000	62,423	1,070,000	54,391	568,000	28,873

China Steel Corp. (Taiwan)	998,940	981,418	—	—	—	—

Cia de Minas Buenaventura SA ADR (Peru)	18,658	438,090	16,152	379,249	8,522	200,097

Cleveland-Cliffs, Inc. #	51,978	2,751,715	41,202	2,181,234	18,978	1,004,695

Coeur d’Alene Mines Corp. † SG SB SC	113,800	174,114	98,500	150,705	51,900	79,407

Companhia Vale do Rio Doce (CVRD) ADR (Brazil) SG	53,942	1,032,989	—	—	—	—

Companhia Vale do Rio Doce (CVRD) (Preference A)
ADR (Brazil)	83,400	1,476,180	—	—	—	—

Crystallex International Corp. (Canada) † SG SB SC	80,500	65,205	69,700	56,457	36,700	29,727

Deltic Timber Corp.	2,165	138,019	1,887	120,296	1,001	63,814

Denison Mines Corp. (Canada) †	21,000	61,974	18,300	54,006	9,700	28,626

Dongkuk Steel Mill Co., Ltd. (South Korea)	33,800	1,047,790	—	—	—	—

Dow Chemical Co. (The) # SG SB	46,300	1,471,414	42,821	1,360,851	16,409	521,478

Eldorado Gold Corp. (Canada) †	56,400	353,064	49,571	310,314	26,120	163,511

Energy Resources of Australia, Ltd. (Australia) SG SB	7,724	105,881	6,732	92,283	3,570	48,938

Fletcher Building, Ltd. (New Zealand)	255,621	1,155,512	191,625	866,224	63,508	287,082

FMC Corp.	30,225	1,553,263	26,889	1,381,826	10,592	544,323

Freeport-McMoRan Copper & Gold, Inc. Class B SG SB	24,690	1,403,627	21,878	1,243,764	8,645	491,468

Gammon Gold, Inc. (Canada) †	33,966	251,348	29,402	217,575	15,512	114,789

Gold Fields, Ltd. ADR (South Africa)	45,200	433,468	39,200	375,928	20,600	197,554

Goldcorp, Inc. (Canada) SG	24,200	765,446	20,841	659,201	11,000	347,930

Golden Star Resources, Ltd. †	82,900	126,008	71,800	109,136	37,800	57,456

Great Basin Gold, Ltd. (Canada) † SG SB	20,000	42,000	17,400	36,540	9,100	19,110

Grief, Inc. Class A	15,372	1,008,711	10,987	720,967	5,876	385,583

Grupo Empresarial Ence SA (Spain)	18,718	138,003	16,310	120,249	8,658	63,833

Grupo Ferrovial SA (Spain) SG SB SC	13,331	621,966	11,573	539,945	6,183	288,472

COMMON STOCKS* cont.		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Basic Materials cont.
Gunns, Ltd. (Australia)	61,106	$57,226	53,244	$49,863	28,266	$26,471

H.B. Fuller Co.	20,083	419,132	13,550	282,789	7,265	151,621

Harmony Gold Mining Co., Ltd. ADR (South Africa) † SG	41,447	401,207	35,896	347,473	18,915	183,097

Hecla Mining Co. † SG SB SC	30,900	144,612	26,700	124,956	14,100	65,988

Hokuetsu Paper Mills, Ltd. (Japan)	29,000	127,406	25,000	109,833	13,500	59,310

Holmen AB Class B (Sweden)	5,800	188,819	5,100	166,031	2,700	87,899

Hyundai Steel Co. (South Korea)	28,795	1,452,082	—	—	—	—

Iamgold Corp. (Canada)	59,600	334,952	51,600	289,992	27,200	152,864

Impala Platinum Holdings, Ltd. (South Africa)	19,379	392,993	—	—	—	—

Impregilo SpA (Italy) †	86,419	330,431	75,021	286,850	40,083	153,261

Innospec, Inc. (United Kingdom)	40,070	483,244	27,050	326,223	14,503	174,906

Insituform Technologies, Inc. † SG	16,464	246,301	13,842	207,076	7,396	110,644

International Paper Co.	13,943	365,028	12,149	318,061	6,450	168,861

Israel Chemicals, Ltd. (Israel)	102,415	1,554,759	—	—	—	—

JFE Holdings, Inc. (Japan)	18,700	581,885	15,100	469,865	4,900	152,473

Kaiser Aluminum Corp.	14,700	631,365	9,910	425,635	5,313	228,193

Kinross Gold Corp. (Canada)	34,200	551,304	29,600	477,152	15,600	251,472

Koninklijke DSM NV (Netherlands)	23,524	1,107,925	18,502	871,401	6,366	299,824

Koppers Holdings, Inc.	27,578	1,031,693	18,506	692,309	10,093	377,579

Layne Christensen Co. †	10,859	384,734	9,417	333,644	4,793	169,816

Matsushita Electric Works, Ltd. (Japan)	51,000	454,668	44,000	392,263	13,000	115,896

MeadWestvaco Corp.	9,911	231,025	8,635	201,282	4,584	106,853

Minefinders Corp. (Canada) † SG SB SC	15,300	115,515	13,300	100,415	7,000	52,850

Monsanto Co.	51,320	5,079,654	39,324	3,892,290	15,240	1,508,455

Mosaic Co. (The)	19,455	1,323,329	17,239	1,172,597	6,812	463,352

Mueller Water Products, Inc. Class A SG SB SC	44,829	402,564	39,266	352,609	20,980	188,400

New Gold, Inc. (Canada) †	22,680	105,300	19,620	91,093	10,350	48,054

Newmont Mining Corp.	17,800	689,928	15,400	596,904	8,100	313,956

Northgate Minerals Corp. (Canada) †	87,200	115,104	75,500	99,660	39,800	52,536

Northwest Pipe Co. †	5,076	221,415	4,316	188,264	2,306	100,588

Nucor Corp.	1,928	76,156	1,565	61,818	637	25,162

Oilsands Quest, Inc. (Canada) † SG SB SC	28,742	85,939	24,795	74,137	13,358	39,940

OJI Paper Co., Ltd. (Japan)	50,000	249,412	44,000	219,483	23,000	114,730

Olympic Steel, Inc. SB	26,550	782,960	18,114	534,182	9,402	277,265

OM Group, Inc. † SG SB SC	37,380	841,050	24,785	557,663	12,786	287,685

Packaging Corp. of America	32,583	755,274	27,569	639,049	11,765	272,713

Paladin Energy, Ltd. (Australia) †	36,243	114,890	31,588	100,134	16,754	53,110

PAN American Silver Corp. (Canada) †	12,200	271,206	10,600	235,638	5,600	124,488

Perini Corp. †	20,980	541,074	14,087	363,304	7,190	185,430

Plum Creek Timber Company, Inc. R	6,536	325,885	5,695	283,953	3,023	150,727

Portucel Empresa Produtora de Pasta e Papel SA (Portugal)	66,847	176,597	58,247	153,877	30,922	81,690

Potash Corp. of Saskatchewan (Canada)	8,478	1,119,181	7,417	979,118	2,984	393,918

Potlatch Corp. R SG SB	3,882	180,086	3,382	156,891	1,795	83,270

PV Crystalox Solar PLC (United Kingdom)	48,214	132,260	45,460	124,706	24,492	67,186

Rangold Resources, Ltd. ADR (Jersey)	9,800	402,094	8,500	348,755	4,500	184,635

Rayonier, Inc. R SG	49,623	2,349,649	45,860	2,171,471	18,190	861,297

Rio Tinto, Ltd. (Australia)	10,011	689,868	8,499	585,674	4,477	308,514

Royal Gold, Inc.	10,350	372,186	8,800	316,448	4,725	169,911

Salzgitter AG (Germany)	2,943	297,359	2,554	258,055	1,369	138,323

Sappi, Ltd. ADR (South Africa) SB	16,634	166,340	14,493	144,930	7,694	76,940

Schnitzer Steel Industries, Inc. Class A	10,419	408,842	9,267	363,637	3,641	142,873

Seabridge Gold, Inc. (Canada) † SG SB SC	8,500	144,500	7,300	124,100	3,900	66,300

Sesa GOA, Ltd. (India)	374,002	973,257	—	—	—	—

Silgan Holdings, Inc.	17,944	916,759	12,130	619,722	6,145	313,948

Silver Standard Resources, Inc. (Canada) †	13,400	221,502	11,600	191,748	6,100	100,833

Silver Wheaton Corp. (Canada) †	31,700	258,355	27,400	223,310	14,500	118,175

Sino-Forest Corp. (Canada) †	11,578	145,922	10,089	127,156	5,356	67,504

COMMON STOCKS* cont.		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Basic Materials cont.
Skanska AB Class B (Sweden)	98,200	$1,123,741	81,000	$926,914	24,200	$276,930

Smurfit-Stone Container Corp. †	39,746	186,806	34,632	162,770	18,385	86,410

Sonoco Products Co.	6,901	204,822	6,013	178,466	3,192	94,739

Southern Copper Corp. SG SB SC	136,987	2,613,712	122,064	2,328,981	48,006	915,954

Steel Dynamics, Inc.	30,847	527,175	20,695	353,678	10,616	181,427

Stora Enso OYJ Class R (Finland)	24,947	246,080	21,737	214,416	11,540	113,832

Sumitomo Forestry Co., Ltd. (Japan)	19,300	112,805	16,900	98,777	8,900	52,019

Svenska Cellulosa AB Class B (Sweden)	17,800	188,713	15,600	165,389	8,200	86,935

Teck Cominco, Ltd. Class B (Canada)	16,800	477,158	14,300	406,152	7,646	217,164

Tenaris SA ADR (Luxembourg)	35,600	1,327,524	—	—	—	—

Terra Industries, Inc. SG	80,992	2,381,165	65,756	1,933,226	27,578	810,793

Timberwest Forest Corp. (Unit) (Canada)	11,500	131,861	10,021	114,902	5,320	61,000

Uex Corp. (Canada) †	29,500	41,866	25,700	36,473	13,700	19,443

Umicore NV/SA (Belgium)	149,178	4,632,060	120,501	3,741,623	37,854	1,175,388

UPM-Kymmene OYJ (Finland)	15,054	236,815	13,117	206,344	6,963	109,535

Uranium One, Inc. (Canada) †	41,300	89,276	36,000	77,820	19,100	41,288

Usinas Siderurgicas de Minas Gerais (Usiminas)
(Preference) (Brazil)	47,350	1,008,225	—	—	—	—

Vallourec SA (France)	1,637	356,116	1,390	302,383	732	159,241

voestalpine AG (Austria)	139,875	4,376,200	113,162	3,540,444	36,997	1,157,507

Votorantim Celulose e Papel SA ADR (Brazil) SG	9,903	152,605	8,629	132,973	4,581	70,593

Wausau Paper Corp.	13,776	139,551	12,003	121,590	6,372	64,548

West Fraser Timber Co., Ltd. (Canada)	4,045	132,641	3,524	115,557	1,871	61,353

Weyerhaeuser Co.	6,603	400,010	5,753	348,517	3,054	185,011

Xstrata PLC (Switzerland)	15,243	471,932	13,231	409,639	7,093	219,603

Yamana Gold, Inc. (Canada)	43,800	364,854	38,000	316,540	20,000	166,600

		110,471,513		81,561,384		34,081,682

Capital Goods		4.7%		4.2%		3.1%
ABB, Ltd. (Switzerland) †	22,936	440,177	19,897	381,854	5,821	111,714

Acuity Brands, Inc. SG SB	18,849	787,134	12,724	531,354	6,054	252,815

Aecom Technology Corp. †	15,485	378,453	13,280	324,563	7,046	172,204

AGCO Corp. † SG SB SC	37,808	1,610,999	31,512	1,342,726	13,402	571,059

Alstom (France)	12,048	908,732	10,338	779,753	5,446	410,770

American Ecology Corp.	25,549	706,941	17,229	476,726	8,206	227,060

American Science & Engineering, Inc. SB	10,727	640,724	7,197	429,877	3,445	205,770

Andritz AG (Austria)	41,203	1,770,940	33,283	1,430,532	10,236	439,952

Applied Industrial Technologies, Inc.	50,513	1,360,315	34,003	915,701	17,405	468,717

Autoliv, Inc. (Sweden)	32,296	1,089,990	30,112	1,016,280	11,534	389,273

Aveng, Ltd. (South Africa)	153,241	1,166,656	—	—	—	—

BAE Systems PLC (United Kingdom)	171,295	1,257,395	147,645	1,083,791	78,312	574,851

Bio-Treat Technology, Ltd. (China)	293,000	23,213	254,000	20,123	136,000	10,775

Boeing Co. (The) #	105,330	6,040,676	96,884	5,556,297	36,770	2,108,760

Bucyrus International, Inc. Class A	2,928	130,823	2,505	111,923	1,329	59,380

Calgon Carbon Corp. †	11,601	236,196	9,772	198,958	5,222	106,320

Canon, Inc. (Japan)	75,150	2,810,564	60,700	2,270,143	19,300	721,808

Capstone Turbine Corp. † SG SB SC	137,215	177,007	121,400	156,606	64,325	82,979

Caterpillar, Inc.	41,758	2,488,777	36,790	2,192,684	14,634	872,186

Charter PLC (United Kingdom)	125,516	1,403,245	103,264	1,154,472	37,170	415,554

China High Speed Transmission Equipment
Group Co., Ltd. (China)	126,000	230,383	105,000	191,985	57,000	104,221

CLARCOR, Inc.	6,700	254,265	5,800	220,110	3,100	117,645

Clean Harbors, Inc. † SB	18,139	1,225,289	12,311	831,608	5,826	393,546

Columbus McKinnon Corp. †	31,993	754,075	21,544	507,792	10,276	242,205

Conergy AG (Germany) † SG SB SC	6,235	53,381	5,410	46,318	2,886	24,709

Cookson Group PLC (United Kingdom)	86,201	727,118	69,631	587,348	23,327	196,767

Cummins, Inc. #	28,745	1,256,731	28,160	1,231,155	9,666	422,598

Curtiss-Wright Corp. SB SC	13,523	614,620	8,981	408,186	4,386	199,344

COMMON STOCKS* cont.		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Capital Goods cont.
Daikin Industries, Ltd. (Japan)	8,100	$275,052	6,900	$234,304	3,700	$125,641

Daito Trust Construction Co., Ltd. (Japan)	7,700	288,002	6,600	246,859	3,600	134,650

Dana Holding Corp. †	3,981	19,268	4,335	20,981	2,124	10,280

Deere (John) & Co.	54,244	2,685,078	48,078	2,379,861	19,012	941,094

Doosan Heavy Industries and
Construction Co., Ltd. (South Korea)	6,500	485,083	5,620	419,410	3,000	223,884

Ebara Corp. (Japan) SG SB SC	146,000	385,607	127,000	335,425	68,000	179,598

EMCOR Group, Inc. †	31,960	841,187	21,479	565,327	10,980	288,994

Emerson Electric Co. #	95,468	3,894,140	87,010	3,549,138	33,376	1,361,407

Energy Recovery, Inc. † SG SB SC	21,200	203,308	18,400	176,456	9,800	93,982

EnergySolutions, Inc.	3,831	38,310	3,707	37,070	1,966	19,660

Epure International, Ltd. (China)	170,000	41,558	148,000	36,180	79,000	19,312

Esterline Technologies Corp. †	10,130	401,047	6,802	269,291	3,260	129,063

European Aeronautic Defense and
Space Co. (Netherlands) SG SB SC	19,889	344,203	17,254	298,601	5,281	91,394

Flowserve Corp.	14,481	1,285,478	12,808	1,136,966	5,075	450,508

Foster Wheeler, Ltd. †	29,600	1,068,856	26,500	956,915	10,200	368,322

Franklin Electric Co., Inc. SG SC	8,201	365,355	7,252	323,077	3,875	172,631

Fuel Systems Solutions, Inc. †	18,380	633,191	12,539	431,969	5,940	204,633

Fuel Tech, Inc. † SG SB SC	24,655	446,009	21,600	390,744	11,412	206,443

Gardner Denver, Inc. †	27,109	941,224	18,105	628,606	8,707	302,307

GKN PLC (United Kingdom)	99,490	349,971	86,360	303,784	46,298	162,860

Glory, Ltd. (Japan)	78,400	1,791,406	67,700	1,546,916	36,100	824,869

GLV, Inc. Class A (Canada) †	5,200	34,944	4,500	30,240	2,400	16,128

Gorman-Rupp Co. (The)	7,188	271,131	6,207	234,128	3,316	125,080

GrafTech International, Ltd. †	30,490	460,704	20,445	308,924	9,830	148,531

GS Engineering & Construction, Ltd. (South Korea)	8,017	653,770	—	—	—	—

GUD Holdings, Ltd. (Australia)	16,502	77,841	14,326	67,577	7,654	36,104

Heico Corp. SG SB	11,656	382,550	7,867	258,195	4,218	138,435

Herman Miller, Inc.	28,040	686,139	19,100	467,377	9,050	221,454

Hyflux, Ltd. (Singapore)	79,000	133,053	72,000	121,263	39,000	65,684

II-VI, Inc. †	12,504	483,405	8,365	323,391	4,016	155,259

Illinois Tool Works, Inc.	34,952	1,553,616	31,431	1,397,108	12,095	537,623

IMI PLC (United Kingdom)	78,996	532,088	63,811	429,807	20,975	141,280

Insteel Industries, Inc. SB	30,580	415,582	20,524	278,921	9,850	133,862

ITT Corp.	7,100	394,831	6,200	344,782	3,300	183,513

Joy Global, Inc.	25,583	1,154,817	22,643	1,022,105	9,364	422,691

Knoll, Inc.	47,070	711,698	31,520	476,582	17,230	260,518

Kurita Water Industries, Ltd. (Japan)	9,600	224,579	8,400	196,507	4,500	105,272

Lindsay Corp. SG SB	4,171	303,440	3,432	249,678	1,834	133,424

Lockheed Martin Corp. #	9,772	1,071,695	8,934	979,792	3,415	374,523

MAN AG (Germany)	1,830	122,953	1,320	88,687	378	25,397

Manitowoc Co., Inc. (The) SB	44,341	689,503	38,759	602,702	15,541	241,663

Matthews International Corp.	10,700	542,918	7,114	360,964	3,924	199,104

McDermott International, Inc. †	18,380	469,609	17,109	437,135	6,561	167,634

Met-Pro Corp.	3,835	55,953	3,457	50,438	1,847	26,948

Mitsubishi Electric Corp. (Japan)	222,000	1,496,384	187,000	1,260,467	78,000	525,756

Molex, Inc.	26,270	589,762	17,690	397,141	9,570	214,847

Moog, Inc. †	33,904	1,453,804	22,998	986,154	11,464	491,576

Murray & Roberts Holdings, Ltd. (South Africa)	112,342	1,369,885	—	—	—	—

Nalco Holding Co.	16,643	308,561	14,410	267,161	7,699	142,739

Northrop Grumman Corp.	12,868	779,029	11,830	716,188	4,552	275,578

NSK, Ltd. (Japan)	56,000	324,560	48,000	278,194	26,000	150,688

Orascom Construction Industries GDR (Egypt)	7,823	814,374	—	—	—	—

Orbital Sciences Corp. †	25,893	620,655	17,630	422,591	8,317	199,358

Organo Corp. (Japan) SG SB	16,000	109,407	14,000	95,731	7,000	47,866

Parker-Hannifin Corp.	9,815	520,195	9,457	501,221	3,601	190,853

COMMON STOCKS* cont.		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Capital Goods cont.
Pentair, Inc.	14,948	$516,752	12,525	$432,989	6,692	$231,342

Pliant Corp. † F	—	—	—	—	3	1

Prysmian SpA (Italy)	341,335	6,591,992	275,719	5,324,791	87,226	1,684,542

Raser Technologies, Inc. † SG SB SC	19,500	165,750	17,000	144,500	9,000	76,500

Raytheon Co.	95,397	5,104,693	88,280	4,723,863	33,275	1,780,544

Rieter Holding AG (Switzerland)	2,260	686,871	1,826	554,967	550	167,159

Roper Industries, Inc. SB	8,347	475,445	7,294	415,466	3,897	221,973

Safran SA (France) SG SB	18,739	325,928	16,080	279,680	8,470	147,319

Samsung Engineering Co., Ltd. (South Korea)	18,733	1,169,843	—	—	—	—

Spirax-Sarco Engineering PLC (United Kingdom)	17,166	277,232	14,902	240,668	7,962	128,587

Steelcase, Inc.	110,801	1,191,111	103,043	1,107,712	39,477	424,378

Sunpower Corp. Class A † SG SB SC	3,534	250,667	3,174	225,132	1,710	121,290

Tanfield Group PLC (United Kingdom) †	194,065	30,769	168,398	26,699	89,769	14,233

Teledyne Technologies, Inc. †	22,625	1,293,245	15,298	874,434	7,267	415,382

Tetra Tech, Inc. †	25,275	608,117	21,979	528,815	11,758	282,897

Tomkins PLC (United Kingdom)	129,292	358,064	112,160	310,618	34,329	95,071

United Technologies Corp.	39,473	2,370,748	35,293	2,119,698	13,575	815,315

USEC, Inc. † SG SB SC	21,900	118,479	19,100	103,331	10,100	54,641

Valmont Industries, Inc.	4,000	330,760	3,467	286,686	1,851	153,059

Volvo AB Class A (Sweden)	108,500	926,339	80,800	689,845	27,500	234,786

Wabtec Corp.	30,843	1,580,087	20,725	1,061,742	9,909	507,638

WESCO International, Inc. †	48,220	1,551,720	32,437	1,043,823	16,577	533,448

		93,066,199		72,833,355		30,404,007

Communication Services		3.3%		2.7%		1.8%
AboveNet, Inc. †	150	8,700	—	—	75	4,350

Adelphia Recovery Trust Ser. ACC-1 †	194,250	7,770	262,238	10,490	121,406	4,856

America Movil SAB de CV ADR Ser. L (Mexico)	68,274	3,165,183	—	—	—	—

AT&T, Inc. #	262,837	7,338,409	241,418	6,740,391	91,690	2,559,985

Atlantic Tele-Network, Inc.	22,018	616,504	14,792	414,176	7,931	222,068

Belgacom SA (Belgium)	14,155	536,095	12,279	465,045	3,759	142,365

Brasil Telecom SA (Preference) (Brazil)	99,700	824,850	—	—	—	—

Centennial Communications Corp. †	76,325	476,268	51,155	319,207	24,638	153,741

China Mobile, Ltd. (Hong Kong)	139,500	1,396,764	—	—	—	—

Comcast Corp. Class A SG SB SC	75,750	1,486,973	70,097	1,376,004	26,788	525,848

DirecTV Group, Inc. (The) † SG SB	121,391	3,176,802	112,917	2,955,038	41,885	1,096,130

DISH Network Corp. Class A †	36,847	773,787	34,902	732,942	13,324	279,804

Embarq Corp. SG SB	18,923	767,328	17,350	703,543	6,646	269,495

Empressa Nacional de Telecomunicaciones SA (Chile)	63,130	786,123	—	—	—	—

France Telecom SA (France)	258,102	7,229,422	209,049	5,855,450	68,152	1,908,933

Globe Telecom, Inc. (Philippines)	37,380	822,872	—	—	—	—

InterDigital, Inc. †	22,126	532,130	14,937	359,235	7,107	170,923

j2 Global Communications, Inc. †	29,494	688,685	19,981	466,556	9,474	221,218

KDDI Corp. (Japan)	1,472	8,247,430	1,205	6,751,463	415	2,325,193

Koninklijke (Royal) KPN NV (Netherlands)	28,331	408,433	24,311	350,479	12,806	184,617

Liberty Global, Inc. Class A † SG SB	77,369	2,344,281	71,074	2,153,542	27,220	824,766

MTN Group, Ltd. (South Africa)	81,099	1,146,669	—	—	—	—

Nice Systems, Ltd. ADR (Israel) †	24,418	665,146	16,204	441,397	7,843	213,643

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	815	3,631,340	671	2,989,729	251	1,118,364

Novatel Wireless, Inc. † SB SC	36,208	219,420	24,352	147,573	11,631	70,484

NTELOS Holdings Corp.	22,853	614,517	15,363	413,111	7,340	197,373

Partner Communications Co., Ltd. (Israel)	57,940	1,106,847	—	—	—	—

Premiere Global Services, Inc. † SG SB	57,650	810,559	38,971	547,932	18,518	260,363

Rogers Communications Class B (Canada)	32,114	1,041,894	27,800	901,932	14,800	480,165

StarHub, Ltd. (Singapore)	231,000	414,483	198,000	355,271	104,000	186,607

Syniverse Holdings, Inc. †	34,086	566,168	22,806	378,808	10,949	181,863

Telefonica SA (Spain)	111,731	2,671,542	89,662	2,143,861	36,399	870,317

Telekom Austria AG (Austria)	15,127	266,641	10,873	191,657	3,519	62,029

COMMON STOCKS* cont.		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Communication Services cont.
Telephone and Data Systems, Inc.	10,942	$391,177	10,461	$373,981	3,515	$125,661

Time Warner Cable, Inc. Class A	39	944	53	1,283	24	581

Verizon Communications, Inc.	235,319	7,551,387	215,326	6,909,811	82,525	2,648,227

Vimpel-Communications ADR (Russia)	92,000	1,867,600	—	—	—	—

Vodafone Group PLC (United Kingdom)	402,186	888,683	347,800	768,510	187,280	413,820

		65,489,826		46,218,417		17,723,789

Conglomerates		1.6%		1.5%		1.0%
3M Co.	58,745	4,012,871	52,999	3,620,362	20,354	1,390,382

Ansell, Ltd. (Australia)	98,257	1,007,620	79,369	813,925	24,934	255,697

Bouygues SA (France)	87,046	3,970,253	70,386	3,210,374	22,089	1,007,501

Danaher Corp. SG	6,558	455,125	5,693	395,094	3,042	211,115

General Electric Co. #	210,905	5,378,078	193,843	4,942,997	74,245	1,893,248

Honeywell International, Inc.	102,511	4,259,332	85,098	3,535,822	34,019	1,413,489

Investor AB Class B (Sweden)	261,000	4,882,891	211,800	3,962,438	66,600	1,245,979

Itochu Corp. (Japan)	336,000	2,031,745	271,000	1,638,699	86,000	520,030

Silex Systems, Ltd. (Australia) †	17,131	48,898	14,931	42,618	7,919	22,604

Vivendi SA (France)	142,670	4,465,530	117,251	3,669,923	48,006	1,502,574

Walter Industries, Inc.	17,092	811,015	15,176	720,101	6,199	294,143

		31,323,358		26,552,353		9,756,762

Consumer Cyclicals		5.6%		4.9%		3.5%
Adidas-Salomon AG (Germany)	3,879	208,371	2,798	150,302	801	43,028

Aeropostale, Inc. † SG SB	24,470	785,732	16,255	521,948	7,940	254,953

Aisin Seiki Co., Ltd. (Japan)	54,400	1,328,596	45,400	1,108,792	16,700	407,860

Amazon.com, Inc. †	2,490	181,172	2,150	156,434	1,158	84,256

AnnTaylor Stores Corp. †	34,510	712,286	23,180	478,435	11,090	228,898

Astral Media, Inc. (Canada)	8,700	261,082	7,400	222,070	3,900	117,037

Bayerische Motoren Werke (BMW) AG (Germany)	9,843	384,000	8,544	333,323	4,580	178,677

Buckle, Inc. (The) SG SC	32,066	1,780,946	21,479	1,192,944	11,177	620,771

Cash America International, Inc.	16,890	608,716	11,213	404,117	6,012	216,672

Charlotte Russe Holding, Inc. †	44,951	460,748	29,903	306,506	14,439	148,000

Chemed Corp.	11,990	492,309	8,030	329,712	4,390	180,253

Coach, Inc. †	128,932	3,228,457	106,265	2,660,876	41,452	1,037,958

Compass Group PLC (United Kingdom)	38,443	239,405	32,535	202,613	17,528	109,156

Consolidated Graphics, Inc. †	15,885	481,792	10,837	328,686	5,810	176,217

CTC Media, Inc. (Russia) †	37,022	555,330	34,413	516,195	13,127	196,905

Daily Mail and General Trust Class A (United Kingdom)	73,666	426,325	63,905	369,836	19,194	111,081

DaimlerChrysler AG (Germany)	12,428	628,244	10,788	545,341	5,783	292,335

Davis Service Group PLC (United Kingdom)	74,699	358,430	64,801	310,936	20,704	99,344

De La Rue PLC (United Kingdom)	27,271	444,205	23,401	381,168	12,327	200,789

Deckers Outdoor Corp. †	8,387	872,919	5,688	592,007	2,846	296,212

Deluxe Corp.	32,560	468,538	21,940	315,717	11,800	169,802

Dolby Laboratories, Inc. Class A †	31,684	1,114,960	28,939	1,018,363	11,122	391,383

Dollar Tree, Inc. †	70,455	2,561,744	65,111	2,367,436	24,184	879,330

Dongfeng Motor Group Co., Ltd. (China)	612,000	226,214	532,000	196,643	284,000	104,975

Dreamworks Animation SKG, Inc. Class A †	16,990	534,336	11,399	358,499	5,490	172,661

Dress Barn, Inc. † SG	41,660	636,981	27,930	427,050	15,250	233,173

Exide Technologies † SB	65,271	481,700	48,527	358,129	23,966	176,869

Expedia, Inc. †	59,689	901,901	55,824	843,501	21,373	322,946

Experian Group, Ltd. (Ireland)	68,376	453,480	59,316	393,393	18,126	120,214

EZCORP, Inc. Class A †	97,276	1,828,789	65,060	1,223,128	33,421	628,315

FamilyMart Co., Ltd. (Japan)	9,900	418,703	8,600	363,722	4,800	203,008

Fiat SpA (Italy)	390,190	5,199,968	317,318	4,228,821	99,711	1,328,825

Focus Media Holding, Ltd. ADR (China) † SG SB SC	40,834	1,164,177	5,200	148,252	2,700	76,977

G-III Apparel Group, Ltd. †	32,020	599,094	21,750	406,943	10,370	194,023

GameStop Corp. †	53,607	1,833,895	47,065	1,610,094	18,747	641,335

Geberit International AG (Switzerland)	6,211	765,214	5,391	664,187	2,880	354,825

COMMON STOCKS* cont.		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Consumer Cyclicals cont.
Genesco, Inc. †	24,810	$830,639	16,710	$559,451	9,000	$301,320

Genting Berhad (Malaysia)	551,100	849,021	—	—	—	—

Gildan Activewear, Inc. (Canada) †	21,600	480,113	18,300	406,762	9,700	215,606

Grupo Televisa SA de CV ADR (Mexico)	46,300	1,012,581	—	—	—	—

Guangdong Investment, Ltd. (Hong Kong)	472,000	110,025	410,000	95,573	218,000	50,817

Gymboree Corp. (The) †	23,520	834,960	15,853	562,782	7,555	268,203

Hasbro, Inc.	44,373	1,540,631	40,280	1,398,522	15,372	533,716

Healthcare Services Group, Inc.	21,680	396,527	14,568	266,449	7,811	142,863

Hillenbrand, Inc. SG SB	30,200	608,832	20,400	411,264	10,900	219,744

Home Retail Group (United Kingdom)	65,762	279,954	57,048	242,858	18,126	77,164

Hooker Furniture Corp. SB	17,870	317,193	11,934	211,829	6,561	116,458

ICF International, Inc. †	23,661	467,305	15,890	313,828	7,600	150,100

J Crew Group, Inc. † SG SB SC	15,990	456,834	10,870	310,556	5,180	147,993

Jakks Pacific, Inc. †	39,364	980,557	26,490	659,866	13,594	338,627

JC Decaux SA (France)	10,396	230,187	8,921	197,527	4,699	104,045

Jos. A. Bank Clothiers, Inc. † SG SB SC	21,534	723,542	14,607	490,795	7,832	263,155

Kuoni Reisen Holding AG (Switzerland)	1,363	525,812	1,182	455,986	343	132,321

Landauer, Inc.	18,591	1,352,495	12,889	937,675	6,913	502,921

Lennox International, Inc.	21,930	729,611	14,780	491,731	7,950	264,497

LG Corp. (South Korea)	28,980	1,513,711	—	—	—	—

LVMH Moet Hennessy Louis Vuitton SA (France)	4,819	425,594	4,079	360,241	2,200	194,295

Manpower, Inc. SG	12,955	559,138	12,124	523,272	4,654	200,867

Marvel Entertainment, Inc. †	28,006	956,125	18,828	642,788	8,996	307,123

Matsushita Electric Industrial Co., Ltd. (Japan)	568,000	9,860,935	462,000	8,020,690	156,000	2,708,285

Mattel, Inc.	129,880	2,343,035	116,534	2,102,273	44,652	805,522

Mediaset SpA (Italy)	49,411	313,096	42,864	271,610	13,120	83,136

Morningstar, Inc. †	18,386	1,019,871	15,280	847,582	6,415	355,840

National CineMedia, Inc.	53,340	589,407	35,863	396,286	17,120	189,176

NBTY, Inc. †	53,495	1,579,172	45,080	1,330,762	18,628	549,899

Net 1 UEPS Technologies, Inc. (South Africa) †	39,910	891,190	27,020	603,357	13,460	300,562

Next PLC (United Kingdom)	96,312	1,766,489	74,569	1,367,694	24,428	448,042

Nintendo Co., Ltd. (Japan)	1,100	458,064	1,000	416,422	500	208,211

Nissha Printing Co., Ltd. (Japan)	12,700	616,503	10,800	524,270	5,700	276,698

Onward Kashiyama Co., Ltd. (Japan)	46,000	478,500	39,000	405,685	22,000	228,848

Perry Ellis International, Inc. †	28,151	419,731	19,268	287,286	10,331	154,035

Phillips-Van Heusen Corp.	47,977	1,818,808	32,206	1,220,929	16,493	625,250

Praktiker Bau- und Heimwerkermaerkte AG (Germany)	19,472	180,885	16,902	157,011	9,061	84,172

PRG-Schultz International, Inc. †	23,812	213,356	16,039	143,709	8,694	77,898

Priceline.com, Inc. † SG SB	20,504	1,403,089	18,561	1,270,129	7,120	487,222

RadioShack Corp. SG SB	52,163	901,377	47,611	822,718	16,825	290,736

Reed Elsevier PLC (United Kingdom)	24,479	242,707	20,669	204,931	11,106	110,115

Renault SA (France)	8,497	549,173	7,279	470,452	3,899	251,998

Rent-A-Center, Inc. †	31,914	711,044	21,540	479,911	11,549	257,312

S.A. D’Ieteren NV (Belgium)	1,779	401,721	1,544	348,655	473	106,810

Sony Corp. (Japan)	49,200	1,522,048	40,600	1,255,999	12,300	380,512

Standard Parking Corp. †	31,558	701,219	21,149	469,931	10,137	225,244

Stantec, Inc. (Canada) †	18,448	441,781	15,990	382,918	8,549	204,726

Steinway Musical Instruments, Inc. †	16,620	470,678	11,090	314,069	6,100	172,752

Steven Madden, Ltd. †	49,775	1,233,425	33,534	830,973	17,080	423,242

Swire Pacific, Ltd. (Hong Kong)	627,000	5,526,685	508,500	4,482,168	159,000	1,401,504

Tempur-Pedic International, Inc. SG SB SC	95,870	1,127,431	64,660	760,402	32,930	387,257

Tenneco Automotive, Inc. † SG	28,015	297,799	24,500	260,435	12,935	137,499

Thomas Cook Group PLC (United Kingdom)	842,779	3,330,240	688,529	2,720,721	213,759	844,668

TJX Cos., Inc. (The)	33,784	1,031,088	31,187	951,827	11,964	365,141

Toro Co. (The) SG SB	16,790	693,427	11,401	470,861	6,113	252,467

Town Sports International Holdings, Inc. †	54,790	334,219	36,715	223,962	17,580	107,238

Toyota Industries Corp. (Japan)	11,800	298,344	10,200	257,890	5,500	139,059

COMMON STOCKS* cont.		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Consumer Cyclicals cont.
Toyota Motor Corp. (Japan)	8,400	$356,757	7,300	$310,039	2,200	$93,436

True Religion Apparel, Inc. † SG SB SC	6,243	161,382	4,188	108,260	2,020	52,217

TUI Travel PLC (United Kingdom)	169,014	649,151	136,524	524,363	43,950	168,804

Urban Outfitters, Inc. † SG SB SC	61,900	1,972,753	55,300	1,762,411	21,600	688,392

Valeo SA (France)	53,220	1,621,109	40,936	1,246,932	13,221	402,718

Volkswagon AG (Germany)	2,090	822,389	1,791	704,736	520	204,613

Volkswagen AG (Preference) (Germany)	1,582	197,265	1,124	140,155	326	40,650

Wal-Mart Stores, Inc. # SC	58,131	3,481,466	51,587	3,089,545	20,155	1,207,083

Walt Disney Co. (The) SG SB	77,125	2,366,966	68,166	2,092,015	26,705	819,576

Warnaco Group, Inc. (The) † SG SB SC	41,751	1,890,903	28,130	1,274,008	14,422	653,172

Watson Wyatt Worldwide, Inc. Class A	24,229	1,204,908	16,395	815,323	8,790	437,127

Wiley (John) & Sons, Inc. Class A	26,870	1,086,892	24,539	992,603	9,428	381,363

William Hill PLC (United Kingdom)	96,616	407,651	78,044	329,291	24,196	102,090

Wolverine World Wide, Inc.	48,846	1,292,465	32,727	865,956	16,718	442,358

		111,088,740		84,906,029		34,865,573

Consumer Staples		6.3%		6.0%		4.1%
AFC Enterprises †	58,770	426,670	39,260	285,028	21,570	156,598

Alberto-Culver Co.	32,886	895,815	22,071	601,214	11,310	308,084

Altria Group, Inc. #	86,788	1,721,874	77,805	1,543,651	30,348	602,104

Aryzta AG (Switzerland) †	24,538	993,486	19,166	775,986	6,223	251,955

Axfood AB (Sweden)	14,400	391,201	12,600	342,301	3,600	97,800

Bare Escentuals, Inc. † SG SB SC	23,710	257,728	16,053	174,496	7,680	83,482

Barry Callebaut AG (Switzerland) †	476	286,234	408	245,343	215	129,286

BAT Industries PLC (United Kingdom)	23,255	760,012	20,348	665,006	10,719	350,315

Benesse Corp. (Japan)	9,700	396,062	8,200	334,815	4,300	175,574

BJ’s Wholesale Club, Inc. † SG SB SC	47,622	1,850,591	38,986	1,514,996	16,990	660,231

Boston Beer Co., Inc. Class A †	13,790	654,887	9,228	438,238	5,041	239,397

Brinker International, Inc. SG	49,888	892,496	44,728	800,184	17,130	306,456

Britvic PLC (United Kingdom)	52,520	191,605	44,486	162,295	23,695	86,445

Bunge, Ltd. SG SB SC	25,794	1,629,665	22,610	1,428,500	9,035	570,831

Cal-Maine Foods, Inc. SG SB SC	16,473	452,019	11,150	305,956	5,325	146,118

Campbell Soup Co.	17,331	668,977	16,913	652,842	6,440	248,584

Central European Distribution Corp. †	6,110	277,455	4,166	189,178	1,970	89,458

Chattem, Inc. † SG SB SC	12,220	955,360	8,270	646,549	3,952	308,967

Coca-Cola Co. (The)	23,720	1,254,314	22,878	1,209,789	8,166	431,818

Colgate-Palmolive Co. #	51,287	3,864,475	48,002	3,616,951	17,908	1,349,368

Colruyt SA (Belgium)	21,892	5,465,796	17,648	4,406,193	5,594	1,396,659

Companhia de Bebidas das Americas (AmBev)
ADR (Brazil) SG	26,800	1,463,548	—	—	—	—

Corn Products International, Inc.	29,563	954,294	25,902	836,117	10,355	334,259

Cosan, Ltd. Class A (Brazil) †	76,554	610,901	67,200	536,256	35,306	281,742

Dean Foods Co. †	58,490	1,366,326	51,179	1,195,541	20,592	481,029

Denny’s Corp. †	183,352	473,048	124,184	320,395	66,585	171,789

DeVry, Inc.	8,579	425,004	7,137	353,567	2,768	137,127

Domino’s Pizza, Inc. †	32,675	396,675	22,141	268,792	11,871	144,114

Einstein Noah Restaurant Group, Inc. †	34,500	347,760	23,440	236,275	11,170	112,594

Energizer Holdings, Inc. †	7,851	632,398	6,900	555,795	3,639	293,121

Estee Lauder Cos., Inc. (The) Class A	53,214	2,655,911	48,785	2,434,859	18,645	930,572

Fresh Del Monte Produce, Inc. (Cayman Islands) †	29,010	644,022	19,530	433,566	10,580	234,876

Groupe Danone (France)	4,748	336,513	4,015	284,562	2,157	152,877

Heineken NV (Netherlands)	33,581	1,353,522	27,722	1,117,368	8,681	349,898

Herbalife, Ltd. (Cayman Islands)	51,164	2,022,001	45,212	1,786,778	19,477	769,731

InBev NV (Belgium) SG	119,294	7,043,525	97,086	5,732,289	31,659	1,869,255

Inchcape PLC (United Kingdom)	435,624	1,475,025	359,612	1,217,648	112,057	379,425

Indofood Sukses Makmur Tbk PT (Indonesia)	4,282,000	887,576	—	—	—	—

ITT Educational Services, Inc. †	29,309	2,371,391	24,721	2,000,176	9,978	807,320

Jack in the Box, Inc. †	31,793	670,832	21,328	450,021	11,640	245,604

COMMON STOCKS* cont.		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Consumer Staples cont.
Jardine Cycle & Carriage, Ltd. (Singapore)	72,000	$794,199	58,000	$639,772	18,000	$198,550

KAO Corp. (Japan)	84,000	2,251,060	65,000	1,741,892	21,000	562,765

Kerry Group PLC Class A (Ireland)	146,642	4,297,485	118,453	3,471,380	37,211	1,090,504

Kimberly-Clark de Mexico SAB de CV Class A (Mexico)	274,100	1,184,488	—	—	—	—

Koninklijke Ahold NV (Netherlands)	72,040	831,406	61,617	711,116	27,750	320,260

Kroger Co. SB	110,188	3,027,966	98,643	2,710,710	37,865	1,040,530

Kroton Educacional SA (Brazil) †	19,287	141,928	—	—	—	—

Kroton Educacional SA 144A (Brazil) †	2,956	21,752	—	—	—	—

Marubeni Corp. (Japan)	265,000	1,197,579	216,000	976,140	89,000	402,206

McDonald’s Corp.	49,100	3,029,470	44,385	2,738,555	16,965	1,046,741

Medion AG (Germany)	12,076	136,508	10,363	117,144	5,458	61,698

Mitsubishi Corp. (Japan)	122,700	2,554,198	100,900	2,100,396	37,700	784,786

MWI Veterinary Supply, Inc. †	18,351	721,011	12,535	492,500	5,894	231,575

Nash Finch Co.	39,539	1,704,922	26,628	1,148,199	14,005	603,896

Nestle SA (Switzerland)	40,976	1,772,927	35,252	1,525,264	18,822	814,380

Netflix, Inc. † SG SB SC	20,690	638,907	13,869	428,275	6,640	205,043

New Oriental Education & Technology
Group ADR (China) † SB	8,497	545,847	5,640	362,314	2,729	175,311

Nutreco Holding NV (Netherlands)	5,285	248,255	4,468	209,878	2,401	112,783

Orbitz Worldwide, Inc. †	76,610	449,701	52,260	306,766	24,750	145,283

Orkla ASA (Norway)	51,200	470,955	44,450	408,866	23,800	218,920

Pepsi Bottling Group, Inc. (The)	79,993	2,333,396	65,209	1,902,147	26,572	775,105

PepsiCo, Inc.	92,358	6,582,355	81,858	5,834,020	32,322	2,303,589

Philip Morris International, Inc. #	95,258	4,581,910	89,850	4,321,785	36,620	1,761,422

Prestige Brands Holdings, Inc. †	64,006	568,373	43,087	382,613	23,377	207,588

Procter & Gamble Co. (The)	59,196	4,125,369	52,710	3,673,360	20,415	1,422,721

Reckitt Benckiser PLC (United Kingdom)	53,021	2,567,687	45,669	2,211,647	24,194	1,171,661

Reynolds American, Inc.	4,723	229,632	7,918	384,973	3,273	159,133

Robert Half International, Inc. SG SB	43,849	1,085,263	42,332	1,047,717	15,161	375,235

Ruby Tuesday, Inc. † SG SB	95,030	550,224	64,040	370,792	34,430	199,350

Safeway, Inc. SB	146,835	3,482,926	133,444	3,165,292	50,781	1,204,525

Snow Brand Milk Products Co., Ltd. (Japan) SG SC	182,000	582,893	154,000	493,217	82,000	262,622

Sodexho Alliance SA (France)	3,946	233,875	3,340	197,958	1,799	106,625

Spartan Stores, Inc.	38,204	950,516	25,909	644,616	13,892	345,633

Suedzucker AG (Germany) SG SB	82,424	1,205,864	67,031	980,665	20,971	306,806

SunOpta, Inc. (Canada) †	32,000	197,120	27,900	171,864	14,800	91,168

Swedish Match AB (Sweden)	30,400	530,005	24,600	428,886	7,800	135,988

Time Warner, Inc. SG SC	310,886	4,075,715	283,535	3,717,144	108,610	1,423,877

Toyo Suisan Kaisha, Ltd. (Japan)	215,000	5,452,065	178,000	4,513,803	68,000	1,724,374

VFB, LLC † ‡ F	—	—	—	—	254,213	5,259

Wolseley PLC (United Kingdom)	168,430	1,282,983	136,975	1,043,381	42,855	326,440

Woolworths, Ltd. (Australia)	269,884	5,843,256	218,191	4,724,051	68,484	1,482,746

Yum! Brands, Inc. SB	73,272	2,389,400	69,335	2,261,014	26,540	865,469

		125,288,385		102,659,628		40,357,430

Energy		7.4%		6.3%		4.5%
Alliance Resource Partners, LP	15,120	476,582	10,210	321,819	5,500	173,360

Alpha Natural Resources, Inc. †	24,431	1,256,486	21,685	1,115,260	8,794	452,275

Arch Coal, Inc.	3,510	115,444	3,230	106,235	1,714	56,373

Areva SA (France)	149	115,538	130	100,805	69	53,504

Aventine Renewable Energy Holdings, Inc. †	41,678	131,702	36,385	114,977	19,603	61,945

Ballard Power Systems, Inc. (Canada) † SG SB SC	43,013	153,126	39,800	141,688	21,146	75,280

Banpu PCL NVDR (Non Voting Depository Receipts)
(Thailand)	75,000	668,781	—	—	—	—

Basic Energy Services, Inc. † SG SC	59,096	1,258,745	39,714	845,908	20,020	426,426

BG Group PLC (United Kingdom)	34,811	630,864	29,871	541,339	15,735	285,158

BP PLC (United Kingdom)	592,454	4,933,024	488,433	4,066,901	195,815	1,630,439

Bronco Energy, Ltd. (Canada) † SG	10,513	68,176	9,069	58,812	4,886	31,686

COMMON STOCKS* cont.		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Energy cont.
Canadian Oil Sands Trust (Unit) (Canada)	8,080	$294,343	6,971	$253,944	3,755	$136,789

Canadian Solar, Inc. (China) † SG SB SC	5,180	101,165	4,700	91,791	2,408	47,028

Centennial Coal Co., Ltd. (Australia)	95,948	287,686	81,896	245,553	43,908	131,652

Chevron Corp. #	151,412	12,488,462	139,199	11,481,134	52,975	4,369,378

China Coal Energy Co. (China)	222,000	230,851	196,000	203,814	103,000	107,106

China Petroleum & Chemical Corp. (China)	2,587,000	2,053,458	408,000	323,854	220,000	174,627

China Shenhua Energy Co., Ltd. (China)	656,500	1,582,072	128,500	309,667	68,000	163,870

China Sunergy Co., Ltd. ADR (China) † SG	9,513	67,447	8,368	59,329	4,508	31,962

CNOOC, Ltd. (Hong Kong)	1,347,000	1,545,753	—	—	—	—

Complete Production Services, Inc. †	27,759	558,789	18,457	371,539	8,916	179,479

Comstock Resources, Inc. †	21,749	1,088,537	14,844	742,942	6,986	349,649

Connacher Oil and Gas, Ltd. (Canada) †	33,520	86,635	28,917	74,738	15,579	40,265

ConocoPhillips #	85,095	6,233,209	77,361	5,666,693	29,671	2,173,401

CONSOL Energy, Inc.	2,926	134,274	2,579	118,350	1,368	62,778

Core Laboratories NV
(Netherlands) SG SB SC	13,354	1,353,027	8,781	889,691	4,289	434,561

Covanta Holding Corp. †	12,600	301,644	11,000	263,340	5,800	138,852

Devon Energy Corp.	6,478	590,794	5,378	490,474	2,127	193,982

Dresser-Rand Group, Inc. †	75,793	2,385,206	69,999	2,202,869	25,989	817,874

EDP Renovaveis SA (Spain) †	23,557	187,289	20,322	161,569	10,949	87,050

Energy XXI Bermuda, Ltd. (Bermuda) †	158,170	480,837	107,550	326,952	51,110	155,374

ENI SpA (Italy)	193,879	5,146,062	156,794	4,161,728	49,413	1,311,552

ENSCO International, Inc.	30,458	1,755,295	28,645	1,650,811	10,398	599,237

Evergreen Energy, Inc. † SG SB SC	76,800	72,192	66,900	62,886	35,500	33,370

Evergreen Solar, Inc. † SG SB SC	19,963	110,196	17,300	95,496	9,133	50,414

Exxon Mobil Corp. #	318,684	24,749,079	258,347	20,063,259	105,263	8,174,729

Felix Resources, Ltd. (Australia)	8,735	120,288	7,552	103,997	4,006	55,166

First Solar, Inc. †	6,727	1,270,798	6,004	1,134,216	2,527	477,376

Foundation Coal Holdings, Inc.	2,197	78,169	1,909	67,922	1,013	36,043

FuelCell Energy, Inc. † SG SB SC	43,107	259,935	37,437	225,745	19,857	119,738

Gamesa Corp Tecnologica SA (Spain)	7,806	268,208	6,938	238,384	3,738	128,435

Gazprom (Russia)	488,704	3,946,082	—	—	—	—

GT Solar International, Inc. †	8,826	95,762	7,614	82,612	4,102	44,507

Gushan Environmental Energy, Ltd. ADR (China) SG SB SC	45,100	230,461	39,300	200,823	20,800	106,288

Halliburton Co.	8,491	275,023	9,484	307,187	3,566	115,503

Headwaters, Inc. †	39,342	525,216	34,318	458,145	18,490	246,842

Hercules Offshore, Inc. † SG SB SC	34,580	524,233	23,550	357,018	11,150	169,034

Hess Corp.	11,700	960,336	10,400	853,632	4,100	336,528

Hidili Industry International Development, Ltd. (China)	79,000	37,878	72,000	34,522	38,000	18,220

Holly Corp. SB	22,582	653,071	21,606	624,846	8,243	238,388

Iberdrola Renovables SA (Spain) †	51,485	224,132	45,875	199,710	24,715	107,593

Inpex Holdings, Inc. (Japan)	71	615,145	62	537,169	32	277,248

International Coal Group, Inc. † SG SB SC	71,734	447,620	50,690	316,306	24,825	154,908

ION Geophysical Corp. † SB SC	95,649	1,357,259	64,629	917,086	30,724	435,974

JA Solar Holdings Co., Ltd. ADR (China) †	46,493	491,896	33,121	350,420	16,248	171,904

James River Coal Co. †	2,384	52,424	2,069	45,497	1,097	24,123

LDK Solar Co., Ltd. ADR (China) † SG SB SC	6,355	190,777	5,530	166,011	2,980	89,460

Lufkin Industries, Inc.	9,615	762,950	6,394	507,364	3,088	245,033

Lukoil (Russia)	45,358	2,724,423	9,500	570,616	5,000	300,324

Lukoil ADR (Russia)	2,764	165,149	—	—	—	—

MacArthur Coal, Ltd. (Australia)	7,881	67,855	7,149	61,552	3,792	32,649

Marathon Oil Corp.	161,405	6,435,217	148,034	5,902,116	56,072	2,235,591

Mariner Energy, Inc. † SG SB SC	44,435	910,918	29,782	610,531	14,273	292,597

Massey Energy Co. #	21,555	768,867	19,497	695,458	7,901	281,829

McMoRan Exploration Co. † SG SB SC	26,030	615,349	17,456	412,660	8,350	197,394

Nexen, Inc. (Canada)	16,360	379,786	13,900	322,679	7,500	174,107

Noble Corp.	23,457	1,029,762	21,411	939,943	8,161	358,268

COMMON STOCKS* cont.		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Energy cont.
Occidental Petroleum Corp. #	44,112	$3,107,690	41,159	$2,899,652	15,266	$1,075,490

Oil States International, Inc. †	12,956	457,995	8,601	304,045	4,161	147,091

OPTI Canada, Inc. (Canada) †	11,597	120,439	10,005	103,905	5,390	55,977

Patriot Coal Corp. †	2,650	76,983	2,214	64,317	1,174	34,105

Patterson-UTI Energy, Inc. SG SB SC	40,009	800,980	35,330	707,307	13,993	280,140

Peabody Energy Corp.	4,066	182,970	3,557	160,065	1,887	84,915

Petroleo Brasileiro SA ADR (Brazil)	64,383	2,829,633	5,800	254,910	3,230	141,959

Petroleo Brasileiro SA ADR (Preference) (Brazil)	84,920	3,177,706	—	—	—	—

Petroleum Geo-Services ASA (Norway) †	23,150	307,530	19,850	263,692	10,450	138,820

Q-Cells AG (Germany) †	2,649	222,605	2,310	194,118	1,245	104,622

Queensland Gas Co., Ltd. (Australia) † SG SB SC	28,308	93,162	24,674	81,202	13,087	43,069

Renewable Energy Corp. AS (Norway) †	9,656	180,028	8,593	160,209	4,630	86,322

Repsol YPF SA (Spain)	33,925	1,002,419	26,503	783,113	9,018	266,465

Riversdale Mining, Ltd. (Australia) †	16,492	110,579	14,907	99,951	7,606	50,998

Royal Dutch Shell PLC Class A (Netherlands)	58,431	1,688,215	48,236	1,393,657	14,527	419,721

Royal Dutch Shell PLC Class B (Netherlands)	227,541	6,456,488	186,320	5,286,840	63,267	1,795,205

Sasol, Ltd. (South Africa)	37,094	1,573,253	—	—	—	—

Sasol, Ltd. ADR (South Africa)	7,679	326,281	6,800	288,932	3,552	150,924

Seadrill, Ltd. (Bermuda)	15,846	325,957	13,597	279,694	7,162	147,325

Solar Millennium AG (Germany) †	3,273	100,407	2,840	87,124	1,507	46,231

Solarfun Power Holdings Co., Ltd. ADR (China) † SG SB SC	9,670	101,825	9,026	95,044	4,863	51,207

Solaria Energia y Medio Ambiente SA (Spain) †	11,927	66,848	10,629	59,573	5,566	31,196

Solon AG Fuer Solartechnik (Germany) † SG SB SC	2,149	91,635	1,865	79,525	989	42,172

StatoilHydro ASA (Norway)	298,170	7,113,980	243,222	5,802,986	84,507	2,016,236

Stone Energy Corp. †	21,561	912,677	14,399	609,510	7,310	309,432

Straits Asia Resources, Ltd. (Singapore)	819,000	869,358	—	—	—	—

Suncor Energy, Inc. (Canada)	8,780	369,989	7,574	319,168	4,081	171,973

Sunoco, Inc. SG SC	52,053	1,852,046	46,340	1,648,777	18,274	650,189

Suntech Power Holdings Co., Ltd. ADR (China) † SG SB	6,872	246,499	6,000	215,220	3,177	113,959

Swift Energy Co. † SG SC	17,393	672,935	11,496	444,780	6,163	238,446

Theolia SA (France) † SG SB SC	13,828	147,010	11,999	127,565	6,377	67,796

Tidewater, Inc. SG SB SC	84,370	4,670,723	77,234	4,275,674	29,558	1,636,331

Total SA (France)	31,479	1,899,561	26,955	1,626,566	14,515	875,889

Trico Marine Services, Inc. † SG SB SC	23,710	404,967	15,960	272,597	8,650	147,742

Trina Solar, Ltd. ADR (China) † SG SB SC	4,397	100,911	3,800	87,210	2,028	46,543

UK Coal PLC (United Kingdom) †	13,973	86,003	12,125	74,629	6,481	39,890

Unit Corp. †	31,377	1,563,202	24,739	1,232,497	11,210	558,482

UTS Energy Corp. (Canada) †	40,889	48,805	35,274	42,103	19,004	22,683

Vaalco Energy, Inc. †	73,220	500,825	49,300	337,212	26,530	181,465

Valero Energy Corp.	44,400	1,345,320	40,000	1,212,000	15,400	466,620

VeraSun Energy Corp. † SG SB SC	37,394	117,043	31,589	98,874	17,019	53,269

Vestas Wind Systems A/S (Denmark) †	9,418	820,246	8,119	707,111	4,349	378,769

Yanzhou Coal Mining Co., Ltd. (China)	158,000	165,086	134,000	140,010	70,000	73,139

Yingli Green Energy Holding Co., Ltd.
ADR (China) † SG SB SC	13,039	143,690	11,600	127,832	6,061	66,792

		147,630,263		108,019,530		43,992,094

Financial		11.7%		10.3%		7.3%
3i Group PLC (United Kingdom)	396,448	5,005,199	323,896	4,089,222	108,137	1,365,241

ACE, Ltd. (Switzerland)	19,700	1,066,361	17,000	920,210	9,154	495,506

Advanta Corp. Class B	79,370	653,215	53,440	439,811	28,653	235,814

Agree Realty Corp. R	18,548	530,473	12,673	362,448	6,795	194,337

Allianz SE (Germany)	10,524	1,447,700	8,877	1,221,136	3,649	501,963

Allied Irish Banks PLC (Ireland)	127,565	1,098,021	107,598	926,154	44,156	380,075

Allied World Assurance Company Holdings, Ltd. (Bermuda)	12,017	426,844	8,211	291,655	4,402	156,359

Allstate Corp. (The) #	22,041	1,016,531	23,023	1,061,821	7,163	330,358

Alpha Bank AE (Greece)	12,800	281,493	11,110	244,327	5,956	130,982

American Financial Group, Inc.	76,866	2,267,547	70,498	2,079,691	26,960	795,320

COMMON STOCKS* cont.		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Financial cont.
Ameriprise Financial, Inc.	52,328	$1,998,930	56,964	$2,176,025	19,519	$745,626

Amerisafe, Inc. †	41,185	749,567	27,832	506,542	14,923	271,599

Annaly Capital Management, Inc. R	190,900	2,567,605	171,900	2,312,055	66,200	890,390

Arbor Realty Trust, Inc R	32,717	327,170	22,351	223,510	11,984	119,840

Arch Capital Group, Ltd. (Bermuda) †	32,034	2,339,443	29,232	2,134,813	11,229	820,054

Aspen Insurance Holdings, Ltd. (Bermuda)	29,458	810,095	19,881	546,728	10,659	293,123

Assured Guaranty, Ltd. (Bermuda) SG SB	27,870	453,166	18,760	305,038	10,200	165,852

Asta Funding, Inc. #	40,730	285,517	33,383	234,015	14,717	103,166

AXA SA (France)	43,759	1,434,854	37,984	1,245,492	20,363	667,701

Banco do Brasil SA (Brazil)	123,700	1,479,198	—	—	—	—

Banco Itau Holding Financeira SA ADR (Brazil) SG	120,900	2,115,750	—	—	—	—

Banco Latinoamericano de Exportaciones
SA Class E (Panama)	45,287	653,039	30,484	439,579	16,381	236,214

Banco Santander Central Hispano SA (Spain)	98,483	1,491,111	84,937	1,286,014	45,714	692,146

Bank Leumi Le-Israel BM (Israel)	274,674	1,007,942	—	—	—	—

Bank of America Corp. #	207,797	7,272,895	187,128	6,549,480	72,136	2,524,760

Bank of China, Ltd. (China)	1,289,000	494,204	—	—	—	—

Bank of the Ozarks, Inc. SG SB	20,940	565,380	14,080	380,160	7,549	203,823

Bank Rakyat Indonesia (Indonesia)	1,039,000	587,736	—	—	—	—

Barclays PLC (United Kingdom)	1,253,574	7,616,676	1,019,403	6,193,860	343,011	2,084,124

Barclays PLC ADR (United Kingdom) SC	85,900	2,121,730	76,500	1,889,550	29,700	733,590

BNP Paribas SA (France)	91,489	8,797,017	75,115	7,222,594	26,356	2,534,230

Boston Properties, Inc. R	2,102	196,873	1,761	164,935	641	60,036

Cathay General Bancorp SG SB SC	20,094	478,237	13,474	320,681	7,224	171,931

CB Richard Ellis Group, Inc. Class A †	118,851	1,589,038	107,393	1,435,844	41,154	550,229

CBL & Associates Properties R	15,081	302,826	10,365	208,129	5,557	111,585

Center Financial Corp.	50,886	649,814	34,245	437,309	18,566	237,088

China Construction Bank Corp. (China)	2,851,000	1,892,373	—	—	—	—

Chubb Corp. (The)	68,091	3,738,196	61,982	3,402,812	23,738	1,303,216

Citigroup, Inc. #	147,781	3,030,988	118,819	2,436,978	48,604	996,868

City Bank	25,419	396,536	17,087	266,557	9,292	144,955

City Holding Co.	14,176	598,936	9,705	410,036	5,203	219,827

Colonial Properties Trust R	35,350	660,692	23,800	444,822	12,761	238,503

Commerzbank AG (Germany)	23,342	348,628	18,739	279,879	8,923	133,271

Corporacion Mapfre SA (Spain)	598,668	2,619,289	483,584	2,115,774	151,914	664,653

Credicorp, Ltd. (Bermuda)	16,800	1,007,664	—	—	—	—

Credit Saison Co., Ltd. (Japan)	13,700	222,946	11,900	193,653	3,400	55,330

Credit Suisse Group (Switzerland)	10,877	518,054	9,411	448,230	5,065	241,238

DBS Group Holdings, Ltd. (Singapore)	725,000	8,574,979	588,000	6,954,604	197,000	2,330,029

Deutsche Bank AG (Germany)	6,228	443,202	5,031	358,020	1,549	110,231

Diamond Lease Co., Ltd. (Japan)	61,970	2,048,998	50,060	1,655,202	15,400	509,191

Discover Financial Services	54,220	749,320	49,518	684,339	19,015	262,787

DnB Holdings ASA (Norway)	75,200	581,307	65,300	504,779	35,000	270,555

eHealth, Inc. † SG SB	15,879	254,064	10,527	168,432	5,100	81,600

Entertainment Properties Trust R	15,923	871,307	10,722	586,708	5,830	319,018

Fairfax Financial Holdings, Ltd. (Canada)	2,600	833,613	2,270	727,808	1,225	392,760

FBL Financial Group, Inc. Class A	25,030	698,087	16,820	469,110	9,018	251,512

First Bancorp Puerto Rico (Puerto Rico) SG SB SC	60,910	673,665	40,770	450,916	22,280	246,417

Goldman Sachs Group, Inc. (The)	45,948	5,881,344	44,381	5,680,768	16,687	2,135,936

Gramercy Capital Corp. R	72,750	188,423	48,350	125,227	26,660	69,049

Great Eagle Holdings, Ltd. (Hong Kong)	126,000	277,218	109,000	239,815	58,000	127,608

Green Bankshares, Inc. SG SB SC	33,850	795,814	22,780	535,558	12,290	288,938

Greenhill & Co., Inc.	11,852	874,085	7,952	586,460	3,807	280,766

Grupo Financiero Banorte SA de CV (Mexico)	415,000	1,327,154	—	—	—	—

Guoco Group, Ltd. (Hong Kong)	51,000	430,529	44,000	371,436	24,000	202,602

HBOS PLC (United Kingdom)	172,407	391,583	142,324	323,256	43,729	99,320

Home Properties of NY, Inc. R	12,950	750,453	8,770	508,222	4,710	272,945

COMMON STOCKS* cont.		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Financial cont.
HSBC Holdings PLC (United Kingdom)	82,973	$1,343,999	71,753	$1,162,257	38,637	$625,843

Huaku Development Co., Ltd. (Taiwan)	560,050	655,026	—	—	—	—

IG Group Holdings PLC (United Kingdom)	116,393	663,560	101,480	578,540	53,456	304,754

Immofinanz Immobilien Anlagen AG (Austria) SG	433,277	1,523,786	353,287	1,242,470	109,894	386,485

Industrial & Commercial Bank of China (China)	4,190,000	2,495,888	477,000	284,138	254,000	151,302

ING Canada, Inc. (Canada)	20,250	684,389	17,300	584,688	9,300	314,312

ING Groep NV (Netherlands)	135,698	2,952,491	111,739	2,431,196	43,421	944,746

Inland Real Estate Corp. R SG SB	34,720	544,757	23,508	368,841	12,604	197,757

Integra Bank Corp. SG SB	40,779	325,416	27,335	218,133	14,656	116,955

Interactive Brokers Group, Inc. Class A †	23,122	512,615	15,489	343,391	7,427	164,657

Interactive Data Corp.	18,810	474,388	12,660	319,285	6,870	173,261

International Bancshares Corp.	30,330	818,910	20,440	551,880	11,050	298,350

Invesco, Ltd.	64,302	1,349,056	57,151	1,199,028	22,497	471,987

Investment Technology Group, Inc. †	54,170	1,648,393	43,470	1,322,792	18,720	569,650

Janus Capital Group, Inc. SG SB	94,800	2,301,744	85,400	2,073,512	32,900	798,812

Jones Lang LaSalle, Inc.	57,151	2,484,925	52,304	2,274,178	19,723	857,556

JPMorgan Chase & Co.	146,327	6,833,471	127,720	5,964,524	51,255	2,393,609

KBC Groupe SA (Belgium)	77,667	6,755,531	63,465	5,520,231	21,120	1,837,033

Knight Capital Group, Inc. Class A †	38,120	566,463	25,680	381,605	13,890	206,405

Lexington Corporate Properties Trust R	50,792	874,638	34,295	590,560	18,388	316,641

Link REIT (The) (Hong Kong) R	245,000	506,927	208,000	430,371	110,500	228,634

Lloyds TSB Group PLC (United Kingdom)	73,110	304,181	63,426	263,890	34,063	141,722

Lloyds TSB Group PLC ADR (United Kingdom) SG SB SC	45,300	757,869	40,300	674,219	15,600	260,988

Loews Corp.	16,764	662,010	14,739	582,043	5,878	232,122

LPS Brasil Consultoria de Imoveis SA (Brazil)	18,265	126,727	—	—	—	—

LTC Properties, Inc. R	45,845	1,344,175	31,186	914,374	16,721	490,260

Macquarie Bank, Ltd. (Australia) SG SB SC	10,512	328,602	9,119	285,057	2,791	87,246

Mastercard, Inc. Class A #	13,256	2,350,686	10,392	1,842,813	3,995	708,433

Meadowbrook Insurance Group, Inc.	86,400	609,984	58,490	412,939	31,430	221,896

Mitsubishi Estate Co., Ltd. (Japan)	15,000	294,873	13,000	255,556	7,000	137,607

Muenchener Rueckversicherungs-Gesellschaft
AG (Germany)	1,509	227,859	1,100	166,100	300	45,300

Nasdaq OMX Group, Inc. (The) †	58,000	1,773,060	52,200	1,595,754	20,100	614,457

National Bank of Greece SA (Greece)	38,442	1,580,563	32,629	1,341,559	17,344	713,108

National Health Investors, Inc. R	25,838	883,143	17,620	602,252	9,447	322,898

Nationale A Portefeuille (Belgium)	25,366	1,680,208	20,940	1,387,036	6,433	426,113

Nationwide Health Properties, Inc. R	14,180	510,196	14,861	534,699	5,678	204,294

Navigators Group, Inc. †	18,338	1,063,604	12,485	724,130	6,694	388,252

Nordea AB (Sweden)	636,026	7,636,788	513,700	6,168,015	161,550	1,939,737

Northern Trust Corp.	8,286	598,249	7,484	540,345	2,893	208,875

NorthStar Realty Finance Corp. R	78,750	610,313	53,040	411,060	28,698	222,410

Old Mutual PLC (United Kingdom)	1,336,902	1,869,553	1,079,903	1,510,160	339,087	474,187

Old Second Bancorp, Inc. SG SB SC	28,660	530,783	19,290	357,251	10,480	194,090

Omega Healthcare Investors, Inc. R	43,231	849,921	29,395	577,906	15,761	309,861

optionsXpress Holdings, Inc.	19,746	383,467	13,260	257,509	6,343	123,181

ORIX Corp. (Japan)	20,510	2,537,214	17,100	2,115,376	6,110	755,845

Pacific Capital Bancorp.	20,510	417,379	13,945	283,781	7,477	152,157

Pico Holdings, Inc. †	8,229	295,503	6,983	250,760	3,731	133,980

Platinum Underwriters Holdings, Ltd. (Bermuda)	19,340	686,183	13,000	461,240	6,970	247,296

Portfolio Recovery Associates, Inc. †	12,830	623,923	8,630	419,677	4,680	227,588

Prudential PLC (United Kingdom)	38,120	350,954	32,232	296,746	17,226	158,592

PS Business Parks, Inc. R	26,966	1,553,242	18,033	1,038,701	9,107	524,563

Ramco-Gershenson Properties R	25,420	569,916	17,208	385,803	9,226	206,847

Royal Bank of Scotland Group PLC (United Kingdom)	502,997	1,666,523	421,104	1,395,196	161,653	535,587

S&T Bancorp, Inc. SG SB SC	22,064	812,617	14,779	544,311	7,924	291,841

Safety Insurance Group, Inc.	8,806	334,012	5,925	224,735	3,218	122,059

Sai-Soc Assicuratrice Industriale SpA (SAI) (Italy)	65,550	1,555,331	54,100	1,283,652	16,650	395,061

COMMON STOCKS* cont.		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Financial cont.
Sandy Spring Bancorp, Inc. SG SB SC	30,650	$677,365	20,620	$455,702	11,180	$247,078

SeaBright Insurance Holdings, Inc. †	49,967	649,571	33,918	440,934	18,186	236,418

Selective Insurance Group	14,773	338,597	9,950	228,054	5,405	123,883

Senior Housing Properties Trust R	26,054	620,867	17,628	420,075	9,451	225,217

Shinhan Financial Group Co., Ltd. (South Korea)	55,420	1,998,394	9,260	333,907	4,960	178,853

Sony Financial Holdings, Inc. (Japan)	143	564,650	167	659,416	89	351,425

Sony Financial Holdings, Inc. 144A (Japan)	50	197,430	—	—	—	—

Southwest Bancorp, Inc.	25,737	454,773	17,525	309,667	9,396	166,027

Standard Bank Investment Corp., Ltd. (South Africa)	48,003	550,385	—	—	—	—

Standard Chartered PLC (United Kingdom)	48,354	1,174,762	40,673	988,152	21,432	520,691

Standard Pacific Corp. † SG SB SC	146,190	717,793	98,530	483,782	53,280	261,605

State Street Corp.	50,600	2,878,128	45,200	2,570,976	17,500	995,400

Sterling Financial Corp.	33,140	480,530	22,280	323,060	12,120	175,740

Stifel Financial Corp. †	8,823	440,268	5,926	295,707	2,855	142,465

Suffolk Bancorp SG SB SC	19,287	760,101	13,040	513,906	6,991	275,515

Sumitomo Mitsui Financial Group, Inc. (Japan)	48	300,813	41	256,944	22	137,873

SWS Group, Inc.	45,644	920,183	31,092	626,815	16,671	336,087

Toronto-Dominion Bank (Canada)	6,100	367,376	5,200	313,173	2,700	162,609

TradeStation Group, Inc. †	67,480	630,938	45,200	422,620	24,700	230,945

Travelers Cos., Inc. (The)	28,271	1,277,849	27,081	1,224,061	9,755	440,926

Turkiye Garanti Bankasi AS (Turkey) †	496,192	1,180,756	—	—	—	—

U.S. Bancorp	200,897	7,236,310	177,938	6,409,327	69,301	2,496,222

UCBH Holdings, Inc. SG SB SC	176,910	1,133,993	119,230	764,264	64,480	413,317

Unibail-Rodamco (France)	1,704	347,209	1,441	293,620	773	157,508

Unibanco-Uniao de Bancos Brasileiros SA ADR (Brazil)	25,700	2,593,644	4,600	464,232	2,500	252,300

UniCredito Italiano SpA (Italy)	198,594	760,570	172,384	660,191	92,417	353,936

Universal Health Realty Income Trust R	18,097	703,973	12,155	472,830	6,517	253,511

Uranium Participation Corp. (Canada) †	13,400	77,831	11,700	67,957	6,200	36,011

Urstadt Biddle Properties, Inc. Class A R	40,717	763,444	27,794	521,138	14,902	279,413

Validus Holdings, Ltd. (Bermuda)	23,739	551,932	15,938	370,559	8,545	198,671

Virginia Commerce Bancorp. † SG SB	53,374	333,588	36,056	225,350	19,332	120,825

W.R. Berkley Corp. #	131,243	3,090,773	124,559	2,933,364	45,714	1,076,565

Waddell & Reed Financial, Inc. Class A	44,084	1,091,079	39,935	988,391	15,405	381,274

Wells Fargo & Co.	174,729	6,557,579	153,095	5,745,655	61,204	2,296,986

Westpac Banking Corp. (Australia)	186,757	3,309,718	149,623	2,651,627	47,369	839,476

World Acceptance Corp. †	25,234	908,424	17,243	620,748	9,245	332,820

Zurich Financial Services AG (Switzerland)	27,216	7,546,783	22,394	6,209,680	8,256	2,289,324

		232,743,007		176,990,378		71,616,305
Health Care		6.9%		6.5%		4.7%
Aetna, Inc. #	39,505	1,426,526	35,434	1,279,522	13,856	500,340

Albany Molecular Research, Inc. †	22,746	411,475	15,401	278,604	7,353	133,016

Alfresa Holdings Corp. (Japan)	7,900	383,869	6,800	330,419	2,100	102,041

Alkermes, Inc. †	51,010	678,433	34,206	454,940	16,440	218,652

Alliance Imaging, Inc. †	96,817	994,311	61,903	635,744	33,191	340,872

Alnylam Pharmaceuticals, Inc. † SG SB SC	25,450	736,778	17,113	495,421	8,072	233,684

Amedisys, Inc. † SG SC	22,945	1,116,733	15,397	749,372	7,887	383,860

American Oriental Bioengineering, Inc. (China) †	121,607	789,229	81,593	529,539	41,593	269,939

AMERIGROUP Corp. † SG	25,971	655,508	17,241	435,163	8,342	210,552

Amgen, Inc. †	73,763	4,371,933	65,681	3,892,913	25,438	1,507,710

AMN Healthcare Services, Inc. †	59,366	1,043,061	39,831	699,831	19,018	334,146

Applied Biosystems, Inc.	6,304	215,912	5,280	180,840	2,023	69,288

Astellas Pharma, Inc. (Japan)	57,000	2,395,741	49,200	2,067,903	26,200	1,101,200

AstraZeneca PLC (United Kingdom)	254,065	11,120,750	205,715	9,004,409	66,399	2,906,369

Baxter International, Inc.	26,275	1,724,428	23,212	1,523,404	9,200	603,796

Becton, Dickinson and Co. SG	43,345	3,478,870	38,729	3,108,390	14,948	1,199,726

Bio-Rad Laboratories, Inc. Class A †	6,473	641,604	4,369	433,055	2,079	206,070

COMMON STOCKS* cont.		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Health Care cont.
Bristol-Myers Squibb Co.	75,582	$1,575,885	69,340	$1,445,739	26,585	$554,297

Centene Corp. †	34,340	704,313	23,072	473,207	11,030	226,225

Cephalon, Inc. † SG SB SC	37,800	2,929,122	33,800	2,619,162	13,100	1,015,119

China Medical Technologies, Inc. ADR
(China) SG SB SC	41,181	1,341,677	29,221	952,020	14,212	463,027

Cie Generale D’Optique Essilor International SA (France)	5,398	269,987	4,569	228,523	2,464	123,240

CSL, Ltd. 144A (Australia)	8,520	256,973	7,210	217,462	3,890	117,327

CIGNA Corp. SG	57,464	1,952,627	51,167	1,738,655	19,817	673,382

Cubist Pharmaceuticals, Inc. †	21,320	473,944	14,176	315,132	6,848	152,231

Cutera, Inc. †	33,959	360,305	28,450	301,855	10,967	116,360

CV Therapeutics, Inc. †	54,970	593,676	37,210	401,868	17,760	191,808

Eclipsys Corp. † SB SC	30,524	639,478	20,305	425,390	9,804	205,394

Eli Lilly & Co.	50,238	2,211,979	46,634	2,053,295	17,787	783,162

Emergent Biosolutions, Inc. †	44,447	581,811	29,787	389,912	14,277	186,886

Enzon Pharmaceuticals, Inc. † SG SB SC	56,089	413,937	37,172	274,329	18,017	132,965

eResearch Technology, Inc. †	69,929	832,854	46,974	559,460	22,463	267,534

Forest Laboratories, Inc. †	51,638	1,460,323	47,807	1,351,982	18,314	517,920

Fresenius Medical Care AG & Co. (Germany)	7,340	377,994	6,203	319,441	3,316	170,767

Fresenius Medical Care AG & Co. 144A (Germany) †	6,540	336,796	5,540	285,298	2,960	152,434

Gen-Probe, Inc. †	27,847	1,477,283	24,796	1,315,428	9,603	509,439

Genoptix, Inc. † SG SB	21,856	714,036	14,750	481,883	7,020	229,343

GlaxoSmithKline PLC (United Kingdom)	178,923	3,866,283	143,788	3,107,063	48,944	1,057,613

Haemonetics Corp. †	9,668	596,709	6,429	396,798	3,105	191,641

Healthsouth Corp. † SG SB SC	42,420	781,801	28,610	527,282	15,370	283,269

Hisamitsu Pharmaceutical Co., Inc. (Japan)	13,700	594,914	11,700	508,066	6,200	269,231

Intuitive Surgical, Inc. †	10,704	2,579,450	9,531	2,296,780	3,691	889,457

Invitrogen Corp. †	8,534	322,585	5,725	216,405	2,761	104,366

Johnson & Johnson #	110,397	7,648,304	102,441	7,097,112	38,474	2,665,479

Kinetic Concepts, Inc. † SG SB	13,874	396,658	9,517	272,091	5,102	145,866

King Pharmaceuticals, Inc. †	79,947	765,892	71,188	681,981	27,571	264,130

Life Sciences Research, Inc. †	18,130	634,550	12,193	426,755	5,820	203,700

Luminex Corp. †	44,144	1,104,041	29,456	736,695	14,114	352,991

Magellan Health Services, Inc. †	19,136	785,724	12,945	531,522	6,146	252,355

Martek Biosciences Corp. † SG SB SC	74,381	2,337,051	55,747	1,751,571	28,514	895,910

Matrixx Initiatives, Inc. †	1,061	19,087	717	12,899	346	6,225

Medicines Co. † SG SB SC	33,700	782,514	22,582	524,354	10,880	252,634

Medtronic, Inc.	37,860	1,896,786	33,128	1,659,713	13,329	667,783

Mentor Corp. SG SB SC	29,431	702,224	19,703	470,114	9,960	237,646

Merck & Co., Inc. #	231,892	7,318,512	212,843	6,717,325	80,907	2,553,425

Merit Medical Systems, Inc. †	65,783	1,234,747	44,113	828,001	21,111	396,253

Millipore Corp. †	4,400	302,720	3,890	267,632	2,080	143,104

Mylan Laboratories, Inc. † SG SB SC	117,212	1,338,561	104,306	1,191,175	40,985	468,049

Myriad Genetics, Inc. †	16,146	1,047,552	10,824	702,261	5,186	336,468

Novartis AG (Switzerland)	92,729	4,851,952	76,288	3,991,693	31,065	1,625,445

Novo Nordisk A/S Class B (Denmark)	9,400	481,660	8,050	412,485	4,250	217,772

Obagi Medical Products, Inc. †	61,630	615,067	41,510	414,270	22,360	223,153

Ono Pharmaceutical Co., Ltd. (Japan)	16,000	740,864	13,800	638,995	7,500	347,280

Onyx Pharmaceuticals, Inc. †	12,492	451,961	8,381	303,225	4,012	145,154

OSI Pharmaceuticals, Inc. †	14,425	711,008	9,822	484,126	4,633	228,361

Owens & Minor, Inc. SB	13,914	674,829	9,224	447,364	4,469	216,747

Pall Corp.	7,441	255,896	6,596	226,836	3,524	121,190

PetMed Express, Inc. †	48,330	758,781	32,491	510,109	15,510	243,507

Pfizer, Inc.	239,409	4,414,702	218,009	4,020,086	83,505	1,539,832

Questcor Pharmaceuticals, Inc. † SG SB SC	98,720	725,592	66,138	486,114	31,314	230,158

Quidel Corp. †	40,564	665,655	27,248	447,140	13,030	213,822

Roche Holding AG (Switzerland)	11,571	1,804,410	9,873	1,539,619	5,281	823,532

RTI Biologics, Inc. †	92,600	865,810	62,237	581,916	29,700	277,695

COMMON STOCKS* cont.		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Health Care cont.
Sanofi-Aventis (France)	4,576	$300,851	3,867	$254,237	2,096	$137,802

Santarus, Inc. †	143,280	290,858	97,430	197,783	46,300	93,989

Schering-Plough Corp.	67,137	1,240,020	60,539	1,118,155	23,290	430,166

Smith & Nephew PLC (United Kingdom)	29,561	311,647	25,018	263,752	13,478	142,092

Steris Corp.	31,230	1,173,623	20,677	777,042	11,542	433,748

Suzuken Co., Ltd. (Japan)	98,100	2,980,023	80,900	2,457,532	31,000	941,699

Taisho Pharmaceutical Co., Ltd. (Japan)	83,000	1,641,783	67,000	1,325,295	22,000	435,171

Takeda Pharmaceutical Co., Ltd. (Japan)	31,100	1,566,804	25,100	1,264,527	7,900	397,999

Techne Corp. †	13,954	1,006,362	9,596	692,064	4,482	323,242

Terumo Corp. (Japan)	21,800	1,123,052	18,700	963,352	9,800	504,858

Teva Pharmaceutical Industries, Ltd. ADR (Israel) SG SB	47,900	2,193,341	8,400	384,636	4,400	201,476

Toho Pharmaceutical Co., Ltd. (Japan)	17,900	252,129	15,400	216,915	8,100	114,092

UCB SA (Belgium)	8,043	285,989	6,982	248,262	3,678	130,780

United Therapeutics Corp. †	11,362	1,194,942	7,605	799,818	3,649	383,765

Valeant Pharmaceuticals International † SG SB SC	53,920	1,103,742	36,236	741,751	18,160	371,735

Varian Medical Systems, Inc. † SG SB SC	50,563	2,888,664	45,023	2,572,164	17,437	996,176

Viropharma, Inc. † SG SB SC	38,600	506,432	26,000	341,120	14,100	184,992

Vivus, Inc. † SG SB	43,050	341,817	28,835	228,950	13,890	110,287

Waters Corp. †	44,724	2,602,042	40,084	2,332,087	15,379	894,750

WellPoint, Inc. †	55,045	2,574,455	45,293	2,118,354	17,629	824,508

Wyeth	118,502	4,377,464	108,420	4,005,035	41,529	1,534,081

Zoll Medical Corp. †	15,371	502,939	10,406	340,484	4,970	162,618

		137,223,992		111,320,398		45,951,390
Technology		8.4%		7.6%		5.5%
3PAR, Inc. †	20,692	133,463	17,868	115,249	9,621	62,055

Accenture, Ltd. Class A (Bermuda)	13,565	515,470	11,602	440,876	5,601	212,838

Acer, Inc. (Taiwan)	158,955	271,510	137,580	235,000	73,425	125,417

Acxiom Corp.	55,230	692,584	37,240	466,990	20,010	250,925

Adobe Systems, Inc. †	13,056	515,320	11,274	444,985	6,071	239,622

Advanced Battery Technologies, Inc. † SG SB SC	30,200	97,546	26,300	84,949	14,000	45,220

Advanced Energy Industries, Inc. †	67,502	923,427	45,347	620,347	23,089	315,858

Advanced Semiconductor Engineering, Inc. (Taiwan)	932,209	475,845	—	—	—	—

Advent Software, Inc. † SG SB SC	35,652	1,256,020	23,890	841,645	12,140	427,692

Akamai Technologies, Inc. †	53,193	927,686	40,904	713,366	20,800	362,752

ALPS Electric Co., Ltd. (Japan)	108,700	853,691	84,000	659,706	27,100	212,834

Anixter International, Inc. † SG SB SC	20,070	1,194,366	13,378	796,125	6,821	405,918

ANSYS, Inc. † SG SB SC	41,609	1,575,733	32,181	1,218,694	14,202	537,830

Apple Computer, Inc. † #	58,587	6,658,998	52,032	5,913,957	20,483	2,328,098

Applied Materials, Inc.	67,654	1,023,605	64,720	979,214	24,729	374,150

ARRIS Group, Inc. † SG SB SC	171,931	1,329,027	114,938	888,471	58,233	450,141

Atheros Communications † SG	20,233	477,094	13,489	318,071	6,499	153,246

Aveva Group PLC (United Kingdom)	13,226	270,776	11,183	228,950	5,976	122,347

Avnet, Inc. †	33,084	814,859	29,819	734,442	11,450	282,014

Avocent Corp. † SG SB SC	57,300	1,172,358	38,299	783,598	19,473	398,418

Badger Meter, Inc. SB	5,547	260,432	4,862	228,271	2,598	121,976

Baidu.com ADR (China) †	6,258	1,553,423	5,562	1,380,655	2,195	544,865

Blackbaud, Inc.	23,279	429,498	15,598	287,783	7,472	137,858

Blackboard, Inc. † SG SB SC	16,046	646,493	10,773	434,044	5,154	207,655

BMC Software, Inc. † #	123,070	3,523,494	115,511	3,307,080	42,719	1,223,045

Brocade Communications Systems, Inc. †	118,152	687,645	111,256	647,510	42,522	247,478

BYD Co., Ltd. (China)	124,000	206,231	107,500	178,789	56,500	93,968

BYD Electronic International Co., Ltd. (China)	1,370,500	449,855	—	—	—	—

Capcom Co., Ltd. (Japan)	17,700	502,746	15,000	426,056	8,100	230,070

Celestica, Inc. (Canada) †	45,900	287,306	38,300	239,735	21,350	133,638

China BAK Battery, Inc. (China) † SG SB SC	33,200	119,520	29,000	104,400	15,400	55,440

Cisco Systems, Inc. † #	462,865	10,442,234	423,184	9,547,031	164,432	3,709,586

Citrix Systems, Inc. †	18,751	473,650	16,192	409,010	8,719	220,242

COMMON STOCKS* cont.		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Technology cont.
Comba Telecom Systems Holdings, Ltd. (Hong Kong)	3,978,000	$670,625	—	$—	—	$—

CommScope, Inc. † SG SB SC	29,423	1,019,213	19,704	682,547	10,051	348,167

Compal Electronics, Inc. (Taiwan)	387,930	280,425	336,675	243,374	177,885	128,589

Compuware Corp. †	119,640	1,159,312	100,208	971,016	38,551	373,559

Comtech Telecommunications Corp. †	17,543	863,817	11,800	581,032	5,635	277,467

Concur Technologies, Inc. † SG	12,518	478,939	10,809	413,552	5,820	222,673

CSG Systems International, Inc. †	32,531	570,268	22,087	387,185	11,124	195,004

Cybersource Corp. † SG SB	45,049	725,739	29,977	482,929	14,470	233,112

Data Domain, Inc. † SG SB SC	25,991	578,820	22,444	499,828	12,085	269,133

Dell, Inc. †	37,749	622,104	34,370	566,418	13,203	217,585

Digital River, Inc. † SG SB	14,540	471,096	9,910	321,084	4,690	151,956

eBay, Inc. †	51,600	1,154,808	44,819	1,003,049	18,099	405,056

EMC Corp. †	337,587	4,037,541	271,383	3,245,741	116,603	1,394,572

Emulex Corp. †	33,077	352,932	22,424	239,264	12,023	128,285

Energy Conversion Devices, Inc. †	3,273	190,652	2,995	174,459	1,614	94,016

EnerSys †	12,584	248,031	11,239	221,521	5,961	117,491

F5 Networks, Inc. †	42,147	985,397	31,469	735,745	15,943	372,747

Factset Research Systems, Inc.	14,507	757,991	9,710	507,348	4,668	243,903

FEI Co. †	68,000	1,619,080	54,200	1,290,502	19,100	454,771

Fujitsu, Ltd. (Japan)	1,160,000	6,482,340	937,000	5,236,166	296,000	1,654,114

Gemalto NV (France) †	23,966	866,992	20,300	734,371	10,806	390,917

Google, Inc. Class A †	5,065	2,028,634	4,433	1,775,505	1,823	730,148

Greatbatch, Inc. † SG SB SC	17,149	420,836	14,900	365,646	7,859	192,860

Greatek Electronics, Inc. (Taiwan)	925,958	736,443	840	668	420	334

GS Yuasa Corp. (Japan)	83,000	294,601	73,000	259,107	39,000	138,427

Hewlett-Packard Co. #	150,709	6,968,784	149,797	6,926,613	54,362	2,513,699

Hitachi, Ltd. (Japan)	610,000	4,196,258	493,000	3,391,402	158,000	1,086,900

Hon Hai Precision Industry Co., Ltd. (Taiwan)	123,767	440,499	—	—	—	—

IBM Corp.	68,187	7,975,152	65,147	7,619,593	24,000	2,807,040

IHS, Inc. Class A †	17,069	813,167	15,937	759,239	5,535	263,687

Informatica Corp. †	38,801	504,025	26,382	342,702	12,535	162,830

Integral Systems, Inc. †	36,120	750,212	24,268	504,046	11,600	240,932

Integrated Device Technology, Inc. †	59,000	459,020	39,570	307,855	21,590	167,970

Intel Corp. #	410,491	7,688,496	355,101	6,651,042	139,968	2,621,601

Itron, Inc. †	6,014	532,419	4,071	360,406	1,941	171,837

IXYS Corp.	41,890	380,780	28,640	260,338	13,520	122,897

JDA Software Group, Inc. †	49,434	751,891	33,130	503,907	15,879	241,520

Juniper Networks, Inc. † SG SC	21,838	460,127	18,857	397,317	10,154	213,945

LG Electronics, Inc. (South Korea)	5,000	466,010	4,290	399,836	2,260	210,636

LTX-Credence Corp. †	117,350	204,189	104,244	181,385	39,983	69,570

MEMC Electronic Materials, Inc. † #	59,013	1,667,707	53,925	1,523,921	21,104	596,399

Micrel, Inc.	84,474	766,179	56,829	515,439	27,135	246,114

Microsoft Corp. SG	647,203	17,273,848	527,657	14,083,165	214,520	5,725,539

MicroStrategy, Inc. †	11,362	676,380	7,666	456,357	3,649	217,225

National Instruments Corp.	29,601	889,510	19,874	597,214	9,508	285,715

National Semiconductor Corp. SG	131,593	2,264,716	108,055	1,859,627	42,360	729,016

NetApp, Inc. †	117,841	2,148,241	93,622	1,706,729	41,684	759,899

Netscout Systems, Inc. †	44,828	476,970	30,340	322,818	14,506	154,344

NetSuite, Inc. † SG SB SC	12,475	224,800	10,772	194,111	5,800	104,516

Nokia OYJ (Finland)	118,394	2,207,656	96,423	1,797,969	40,898	762,612

NTT Data Corp. (Japan)	587	2,296,948	475	1,858,688	148	579,128

NVIDIA Corp. † SG	35,272	377,763	31,969	342,388	12,293	131,658

Oce NV (Netherlands)	106,003	759,396	87,507	626,893	27,402	196,306

Olympus Corp. (Japan)	95,000	2,778,456	77,000	2,252,012	24,000	701,926

Omniture, Inc. † SG SB	32,009	587,685	27,641	507,489	14,884	273,270

Oracle Corp. †	102,526	2,082,303	91,681	1,862,041	33,014	670,514

Parametric Technology Corp. †	93,798	1,725,883	62,688	1,153,459	32,263	593,639

COMMON STOCKS* cont.		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Technology cont.
Plantronics, Inc.	22,525	$507,263	15,117	$340,435	7,235	$162,932

Progress Software Corp. †	18,432	479,048	12,363	321,314	5,914	153,705

Qualcomm, Inc.	14,947	642,273	13,178	566,259	5,237	225,034

Renesola, Ltd. ADR (China) † SG SB SC	9,000	94,410	7,900	82,871	4,200	44,058

Roth & Rau AG (Germany) † SG SB	2,564	89,894	2,224	77,973	1,184	41,511

Saft Groupe SA (France) †	5,025	199,824	4,361	173,419	2,290	91,064

SAIC, Inc. †	33,959	686,991	33,143	670,483	12,667	256,253

Salesforce.com, Inc. † SG SB SC	13,181	637,960	11,422	552,825	6,154	297,854

Samsung Electronics Co., Ltd. (South Korea)	4,641	2,137,327	—	—	—	—

Samsung Electronics Co., Ltd. (Preference) (South Korea)	337	106,882	—	—	—	—

Sanmina Corp. †	438,090	613,326	299,630	419,482	141,550	198,170

SAP AG (Germany)	21,182	1,137,674	17,930	963,011	9,669	519,317

Satyam Computer Services., Ltd. (India)	194,166	1,249,229	—	—	—	—

Seiko Epson Corp. (Japan)	26,400	609,165	22,800	526,097	12,300	283,815

Shanda Interactive Entertainment, Ltd. ADR (China) †	42,600	1,088,430	—	—	—	—

Silicon Image, Inc. †	104,081	555,793	69,152	369,272	33,433	178,532

Sohu.com, Inc. (China) †	20,893	1,164,785	18,716	1,043,417	7,328	408,536

Solarworld AG (Germany)	4,554	192,157	3,894	164,308	2,098	88,526

SonicWall, Inc. † SG SB SC	160,904	843,137	108,833	570,285	55,334	289,950

SPSS, Inc. † SG SB	19,834	582,326	13,218	388,080	6,371	187,053

Sybase, Inc. † SB SC	52,737	1,614,807	35,602	1,090,133	17,996	551,038

Sykes Enterprises, Inc. †	33,292	731,092	22,311	489,950	12,191	267,714

Symantec Corp. †	87,640	1,715,991	76,787	1,503,489	30,698	601,067

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	915,782	1,506,211	—	—	—	—

Taiwan Semiconductor Manufacturing Co.,
Ltd. ADR (Taiwan)	160	1,499	—	—	—	—

Take-Two Interactive Software, Inc. †	53,140	871,496	35,970	589,908	17,170	281,588

TeleCommunication Systems, Inc. Class A †	40,590	280,477	27,690	191,338	13,110	90,590

Temenos Group AG (Switzerland) †	9,339	174,778	7,896	147,773	4,237	79,295

Texas Instruments, Inc.	17,069	366,984	16,719	359,459	6,335	136,203

The9, Ltd. ADR (China) † SG	38,396	644,669	—	—	—	—

TTM Technologies, Inc. †	113,584	1,126,753	76,460	758,483	38,976	386,642

Ultralife Batteries, Inc. † SG	15,440	119,660	13,600	105,400	7,240	56,110

United Online, Inc.	66,254	623,450	45,035	423,779	24,147	227,223

Valence Technology, Inc. † SG SB SC	41,700	143,865	36,400	125,580	19,300	66,585

Veeco Instruments, Inc. † SG	75,400	1,116,674	61,200	906,372	21,600	319,896

VMware, Inc. Class A † SG SB SC	10,521	280,279	9,085	242,024	4,892	130,323

Watts Water Technologies, Inc. Class A SG SB	18,391	502,994	15,981	437,080	8,576	234,554

Wincor Nixdorf AG (Germany)	4,683	276,867	4,059	239,975	2,179	128,826

Wistron Corp. (Taiwan)	539,231	653,665	—	—	—	—

Xilinx, Inc. SB	23,282	545,963	19,456	456,243	7,457	174,867

Yahoo!, Inc. †	53,200	920,360	47,300	818,290	18,600	321,780

		168,010,439		130,993,864		54,071,577

Transportation		1.1%		0.8%		0.5%
Air Arabia (United Arab Emirates) †	972,446	386,553	—	—	—	—

British Airways PLC (United Kingdom) SB SC	1,377,314	4,150,979	1,114,922	3,360,177	351,967	1,060,766

Central Japan Railway Co. (Japan)	526	4,965,995	430	4,059,653	150	1,416,158

ComfortDelgro Corp., Ltd. (Singapore)	548,000	573,091	476,000	497,794	255,000	266,676

DP World, Ltd. (United Arab Emirates)	770,169	546,820	—	—	—	—

DP World, Ltd. 144A (United Arab Emirates)	785,179	557,477	—	—	—	—

East Japan Railway Co. (Japan)	32	238,624	28	208,796	14	104,398

Kirby Corp. †	20,300	770,182	18,100	686,714	7,000	265,580

Knightsbridge Tankers, Ltd. (Bermuda) SG SB SC	23,420	619,927	15,682	415,103	7,530	199,319

Lan Airlines SA ADR (Chile) SG	86,900	990,660	—	—	—	—

National Express Group PLC (United Kingdom)	47,582	688,339	38,436	556,030	12,159	175,897

Neptune Orient Lines, Ltd. (Singapore)	616,000	787,248	468,000	598,104	156,000	199,368

Overseas Shipholding Group	11,034	643,393	7,363	429,337	4,052	236,272

COMMON STOCKS* cont.		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Transportation cont.
Pacer International, Inc.	39,320	$647,600	26,600	$438,102	13,600	$223,992

Pacific Basin Shipping, Ltd. (Hong Kong)	856,000	712,099	—	—	—	—

Qantas Airways, Ltd. (Australia)	111,208	282,088	93,937	238,279	50,293	127,572

Ryder System, Inc. SG SB SC	35,600	2,207,200	31,800	1,971,600	12,300	762,600

Singapore Airlines, Ltd. (Singapore)	91,000	910,640	79,000	790,556	42,000	420,296

Sinotrans Shipping, Ltd. (China)	1,355,000	422,211	—	—	—	—

STX Pan Ocean Co., Ltd. (South Korea)	424,100	649,378	—	—	—	—

		21,750,504		14,250,245		5,458,894

Utilities & Power		3.0%		2.9%		2.1%
A2A SpA (Italy)	989,851	2,497,740	799,568	2,017,589	256,000	645,977

AES Corp. (The) † SG SB SC	114,800	1,342,012	102,000	1,192,380	40,200	469,938

Alliant Energy Corp.	43,149	1,389,829	38,422	1,237,573	14,748	475,033

American States Water Co. SG SB	7,362	283,437	6,427	247,440	3,403	131,016

Aqua America, Inc. SG SB SC	25,573	454,688	22,135	393,560	11,846	210,622

Babcock & Brown Wind Partners (Australia)	165,625	139,988	136,078	115,014	73,313	61,965

BKW FMB Energie AG (Switzerland)	2,731	280,579	2,408	247,395	1,267	130,170

British Energy Group PLC (United Kingdom)	18,456	250,106	16,085	217,976	8,531	115,608

California Water Service Group	7,834	301,609	6,750	259,875	3,607	138,870

Cia de Saneamento Basico do Estado de
Sao Paulo ADR (Brazil)	7,953	225,468	6,852	194,254	3,661	103,789

Cleco Corp.	24,428	616,807	16,395	413,974	8,790	221,948

Companhia Energetica de Minas Gerais ADR (Brazil)	50,188	990,711	—	—	—	—

Consolidated Water Co., Inc. (Cayman Islands) SG SB SC	7,160	121,863	6,486	110,392	3,466	58,991

DPL, Inc. SG SB	64,048	1,588,390	50,508	1,252,598	22,890	567,672

E.On AG (Germany)	42,908	2,173,464	36,678	1,857,889	19,687	997,226

EDF Energies Nouvelles SA (France) SB SC	9,286	463,751	8,140	406,519	4,277	213,597

Edison International #	123,814	4,940,179	113,127	4,513,767	42,733	1,705,047

Electricite de France (France)	17,563	1,272,863	14,921	1,081,387	8,089	586,243

Enel SpA (Italy)	353,830	2,950,195	286,785	2,391,182	124,723	1,039,927

Energen Corp. #	82,865	3,752,127	75,572	3,421,900	28,934	1,310,132

Energias de Portugal (EDP) SA (Portugal)	195,822	824,343	158,179	665,879	49,691	209,182

Entergy Corp.	3,117	277,444	2,689	239,348	1,448	128,886

Exelon Corp.	5,596	350,422	4,827	302,267	2,601	162,875

Fersa Energias Renovables SA (Spain) SG SB	17,106	75,132	14,909	65,482	7,908	34,733

FirstEnergy Corp.	39,045	2,615,625	34,906	2,338,353	13,545	907,380

FPL Group, Inc.	8,578	431,473	7,491	376,797	4,036	203,011

Gaz de France SA (France)	36,605	1,915,785	30,978	1,621,286	16,754	876,849

Hokkaido Electric Power Co., Inc. (Japan)	8,400	175,437	7,300	152,463	3,900	81,453

Hokuriku Electric Power Co. (Japan)	7,500	180,334	6,500	156,289	3,500	84,156

Huaneng Power International, Inc. (China)	420,000	281,185	364,000	243,693	194,000	129,880

International Power PLC (United Kingdom)	109,914	708,904	94,778	611,283	50,639	326,603

Kansai Electric Power, Inc. (Japan)	12,100	268,626	10,500	233,105	5,600	124,323

Kyushu Electric Power Co., Inc. (Japan)	11,000	230,339	9,600	201,023	5,100	106,793

Mirant Corp. †	7,616	139,297	6,356	116,251	2,449	44,792

National Grid PLC (United Kingdom)	54,677	694,798	44,167	561,244	14,518	184,485

NICOR, Inc. SG	13,770	610,700	9,270	411,125	5,030	223,081

Northwestern Corp.	24,625	618,826	16,614	417,510	8,908	223,858

OGE Energy Corp.	15,842	489,201	15,937	492,135	6,111	188,708

Ormat Technologies, Inc. SG SB	13,535	491,727	9,989	362,900	4,960	180,197

PG&E Corp. SB	127,476	4,773,976	117,214	4,389,664	44,352	1,660,982

Portland General Electric Co.	25,216	596,611	16,960	401,274	9,093	215,140

Public Power Corp. SA (Greece)	183,583	2,852,519	148,640	2,309,573	46,910	728,889

Public Service Enterprise Group, Inc.	9,454	309,997	8,017	262,877	2,985	97,878

Questar Corp.	66,692	2,729,037	60,907	2,492,314	22,710	929,293

Scottish and Southern Energy PLC (United Kingdom)	25,913	658,870	22,236	565,378	11,713	297,818

Severn Trent PLC (United Kingdom)	20,912	505,045	18,154	438,437	9,699	234,240

Shikoku Electric Power Co., Inc. (Japan)	7,000	176,463	6,100	153,775	3,200	80,669

COMMON STOCKS* cont.		Growth 65.6%		Balanced 58.5%		Conservative 41.5%
	Shares	Value	Shares	Value	Shares	Value

Utilities & Power cont.
SJW Corp. SB SC	8,523	$255,434	7,403	$221,868	3,956	$118,561

Southwest Water Co. SG SB	8,915	113,666	7,721	98,443	4,126	52,607

Terna SPA (Italy)	515,638	1,889,676	425,665	1,559,949	133,297	488,498

Toho Gas Co., Ltd. (Japan)	454,000	2,494,268	367,000	2,016,292	115,000	631,808

Tokyo Electric Power Co. (Japan)	89,400	2,203,951	72,200	1,779,925	22,700	559,616

Tokyo Gas Co., Ltd. (Japan)	163,000	674,251	141,000	583,248	76,000	314,375

TransAlta Corp. (Canada)	3,723	100,073	3,200	86,015	1,648	44,298

Vector, Ltd. (New Zealand)	251,632	355,517	180,865	255,534	60,761	85,846

Veolia Environnement (France)	15,945	657,685	13,792	568,880	7,369	303,950

		58,762,443		49,324,543		20,449,484

Total common stocks
(cost $1,429,777,901, $1,102,426,212 and $453,961,793)		$1,302,848,669		$1,005,630,124		$408,728,987

U.S. GOVERNMENT AND AGENCY		Growth 18.2%		Balanced 47.0%		Conservative 67.8%
MORTGAGE OBLIGATIONS*	Principal amount	Value	Principal amount	Value	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations		0.7%		1.9%		1.4%
Government National Mortgage
Association Pass-Through Certificates
6 1/2s, with due dates from
March 20, 2034 to November 20, 2037	$6,265,694	$6,423,559	$25,953,825	$26,610,580	$8,369,365	$8,580,234
5 1/2s, TBA, October 1, 2038	7,000,000	6,996,718	6,000,000	5,997,187	5,000,000	4,997,656

		13,420,277		32,607,767		13,577,890

U.S. Government Agency Mortgage Obligations		17.5%		45.1%		66.4%
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
6s, with due dates from July 1, 2013
to October 1, 2021	341,032	347,822	36,814	37,504	43,736	44,556
5 1/2s, with due dates from
June 1, 2035 to November 1, 2036	68,327	67,977	319,745	318,608	319,745	318,608
5 1/2s, with due dates from
August 1, 2012 to April 1, 2020	519,125	523,716	246,051	250,811	290,920	296,841

Federal National Mortgage Association
Pass-Through Certificates
7s, with due dates from October 1, 2029
to January 1, 2036	1,067,207	1,127,898	1,970,808	2,083,531	2,391,262	2,505,406
7s, March 1, 2018	—	—	—	—	383,266	401,982
6 1/2s, with due dates from
June 1, 2036 to February 1, 2038	713,311	732,119	3,423,687	3,513,961	3,992,283	4,108,475
6 1/2s, TBA, October 1, 2038	1,000,000	1,024,844	22,000,000	22,546,564	31,000,000	31,770,158
6s, with due dates from October 1, 2008
to September 1, 2021	2,080,792	2,151,218	2,759,292	2,843,944	1,310,252	1,349,834
6s, TBA, October 1, 2038	8,000,000	8,096,250	32,000,000	32,384,998	28,000,000	28,336,874
5 1/2s, with due dates from
December 1, 2036 to January 1, 2038	1,837,052	1,831,814	6,046,845	6,029,602	4,627,199	4,614,033
5 1/2s, with due dates from
February 1, 2014 to October 1, 2022	7,108,818	7,175,673	3,077,189	3,103,635	26,029,873	26,277,878
5 1/2s, TBA, November 1, 2038	68,000,000	67,606,878	168,000,000	167,028,758	140,000,000	139,190,632
5 1/2s, TBA, October 1, 2038	162,000,000	161,341,875	409,000,000	407,338,438	335,000,000	333,639,063
5s, with due dates from May 1, 2021
to April 1, 2036	—	—	206,489	205,352	6,620,727	6,454,950
5s, TBA, October 1, 2038	75,000,000	72,996,090	102,000,000	99,274,682	50,000,000	48,664,060
5s, TBA, November 1, 2035	20,000,000	19,435,938	28,000,000	27,210,313	14,000,000	13,605,157
4 1/2s, with due dates from
November 1, 2020 to November 1, 2035	2,323,072	2,242,837	870,601	823,229	10,012,229	9,746,869
4 1/2s, with due dates from
April 1, 2020 to October 1, 2020	930,559	912,139	—	—	1,972,572	1,933,197

		347,615,088		774,993,930		653,258,573

Total U.S. government and agency mortgage obligations
(cost $359,402,278, $803,757,200 and $663,705,104)		$361,035,365		$807,601,697		$666,836,463

U.S. TREASURY OBLIGATIONS*		Growth 0.3%		Balanced 0.2%		Conservative —%
Principal amount		Value	Principal amount	Value	Principal amount	Value

U.S. Treasury Notes
4 1/4s, August 15, 2014 #	$200,000	$212,883	$3,400,000	$3,619,008	$—	$—
4 1/4s, November 15, 2013	20,000	21,255	100,000	106,277	—	—
4 1/4s, September 30, 2012	3,229,000	3,422,362	—	—	—	—
3 1/2s, November 15, 2009	1,700,000	1,732,041	—	—	—	—

Total U.S. treasury obligations
(cost $5,129,403, $3,514,813 and $—)		$5,388,541		$3,725,285		$—

CORPORATE BONDS AND NOTES*		Growth 9.6%		Balanced 10.5%		Conservative 12.0%
Principal amount		Value	Principal amount	Value	Principal amount	Value

Basic Materials		0.7%		0.8%		0.9%
AK Steel Corp. company guaranty 7 3/4s, 2012	$300,000	$288,000	$365,000	$350,400	$190,000	$182,400

Aleris International, Inc. company
guaranty 9s, 2014 ‡‡	285,000	173,850	295,000	179,950	135,000	82,350

ARCO Chemical Co. debs. 10 1/4s, 2010	185,000	166,500	130,000	117,000	85,000	76,500

Builders FirstSource, Inc. company guaranty sr. sec.
notes FRN 7.054s, 2012	265,000	170,925	250,000	161,250	120,000	77,400

Century Aluminum Co. company guaranty 7 1/2s, 2014	70,000	65,800	65,000	61,100	30,000	28,200

Clondalkin Acquisition BV 144A company guaranty sr.
sec. notes FRN 4.819s, 2013 (Netherlands)	75,000	61,594	75,000	61,594	75,000	61,594

Domtar Corp. company guaranty Ser. *,
7 7/8s, 2011 (Canada)	—	—	120,000	119,400	110,000	109,450

Dow Chemical Co. (The) Pass Through
Trust 144A company guaranty 4.027s, 2009	—	—	270,000	273,142	320,000	323,723

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 3/8s, 2017	1,310,000	1,283,800	580,000	568,400	270,000	264,600

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes 8 1/4s, 2015	300,000	293,250	295,000	288,363	135,000	131,963

Freeport-McMoRan Copper & Gold, Inc.
sr. unsec. notes FRN 5.883s, 2015	1,460,000	1,388,816	110,000	104,637	50,000	47,562

Georgia-Pacific Corp. debs. 9 1/2s, 2011	170,000	168,300	350,000	346,500	262,000	259,380

Georgia-Pacific Corp. notes 8 1/8s, 2011	—	—	140,000	138,600	140,000	138,600

Georgia-Pacific Corp. sr. notes 8s, 2024	175,000	154,000	195,000	171,600	90,000	79,200

Georgia-Pacific Corp. 144A company
guaranty 7 1/8s, 2017	25,000	22,313	—	—	—	—

Gerdau Ameristeel Corp. sr. notes
10 3/8s, 2011 (Canada)	295,000	304,588	285,000	294,263	135,000	139,388

Glancore Funding, LLC 144A company guaranty sr.
unsec. unsub. notes 6s, 2014	—	—	3,150,000	2,973,320	2,860,000	2,699,585

Hercules, Inc. company guaranty 6 3/4s, 2029	65,000	64,350	60,000	59,400	30,000	29,700

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance,
ULC company guaranty 9 3/4s, 2014	218,000	172,220	185,000	146,150	93,000	73,470

Huntsman International, LLC company guaranty sr.
unsec. sub. notes 7 7/8s, 2014	856,000	736,160	1,913,000	1,645,180	1,639,000	1,409,540

Huntsman, LLC company guaranty sr. unsub. notes
11 5/8s, 2010	1,000	1,020	1,000	1,020	—	—

International Paper Co. bonds 7.95s, 2018	690,000	678,002	925,000	908,915	—	—

International Paper Co. bonds 7.4s, 2014	975,000	972,846	1,305,000	1,302,117	—	—

Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012	55,000	45,925	25,000	20,875	30,000	25,050

Lubrizol Corp. (The) sr. notes 5 1/2s, 2014	—	—	100,000	96,974	95,000	92,125

Metals USA, Inc. sec. notes 11 1/8s, 2015	185,000	177,600	220,000	211,200	110,000	105,600

Momentive Performance Materials, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2014	460,000	363,400	470,000	371,300	230,000	181,700

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016	110,000	112,390	105,000	107,281	50,000	51,086

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 3/8s, 2014	110,000	113,880	110,000	113,880	50,000	51,763

NewPage Corp. company guaranty 10s, 2012	450,000	402,750	380,000	340,100	185,000	165,575

NewPage Holding Corp. sr. notes FRN 9.986s, 2013 ‡‡	90,818	80,374	85,534	75,698	42,592	37,694

Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)	320,000	252,800	272,000	214,880	140,000	110,600

Novelis, Inc. company guaranty 7 1/4s, 2015	390,000	339,300	353,000	307,110	165,000	143,550

CORPORATE BONDS AND NOTES* cont.			Growth 9.6%		Balanced 10.5%		Conservative 12.0%
Principal amount			Value	Principal amount	Value	Principal amount	Value

Basic Materials cont.
Packaging Corp. of America unsec. unsub. notes
5 3/4s, 2013		$1,730,000	$1,717,643	$—	$—	$—	$—

PPG Industries, Inc. sr. unsec. unsub. notes 6.65s, 2018		915,000	916,405	—	—	—	—

Rockwood Specialties Group, Inc. company
guaranty 7 5/8s, 2014	EUR	210,000	264,800	220,000	277,410	135,000	170,229

Sealed Air Corp. 144A notes 5 5/8s, 2013		$1,040,000	1,021,349	$—	—	$—	—

Smurfit-Stone Container Enterprises, Inc. sr. unsec.
unsub. notes 8s, 2017		180,000	140,400	175,000	136,500	85,000	66,300

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2012		—	—	260,000	237,900	225,000	205,875

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		506,000	435,160	864,000	743,040	540,000	464,400

Steel Dynamics, Inc. 144A sr. notes 7 3/4s, 2016		216,000	192,240	286,000	254,540	—	—

Stone Container Corp. sr. notes 8 3/8s, 2012		35,000	29,400	50,000	42,000	—	—

Tube City IMS Corp. company guaranty 9 3/4s, 2015		190,000	169,100	190,000	169,100	90,000	80,100

Verso Paper Holdings, LLC/ Verso Paper, Inc. company
guaranty 11 3/8s, 2016		150,000	121,500	135,000	109,350	65,000	52,650

Westvaco Corp. unsec. notes 7 1/2s, 2027		—	—	50,000	50,437	45,000	45,393

Xstrata Finance Canada, Ltd. 144A company guaranty
5.8s, 2016 (Canada)		—	—	180,000	162,185	195,000	175,700

			14,062,750		14,314,061		8,439,995

Capital Goods			0.5%		0.5%		0.3%
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		140,000	130,900	130,000	121,550	45,000	42,075

Allied Waste North America, Inc. sec. notes
Ser. B, 5 3/4s, 2011		10,000	9,575	120,000	114,900	55,000	52,663

Baldor Electric Co. company guaranty 8 5/8s, 2017		95,000	91,200	95,000	91,200	40,000	38,400

Berry Plastics Corp. company guaranty sr. sec. notes
FRN 7.541s, 2015		1,055,000	938,950	1,395,000	1,241,550	—	—

Bombardier, Inc. 144A sr. unsec. notes FRN 8.09s,
2013 (Canada)	EUR	175,000	243,953	140,000	195,163	95,000	132,432

Caterpillar Financial Services Corp.
sr. unsec. notes 4.85s, 2012		$—	—	$525,000	511,007	$375,000	365,005

Caterpillar Financial Services Corp.
sr. unsec. notes Ser. MTN, 5.85s, 2017		—	—	300,000	282,646	335,000	315,621

Covidien International Finance SA company guaranty
sr. unsec. unsub. notes 6.55s, 2037 (Luxembourg)		—	—	185,000	177,858	160,000	153,823

Covidien International Finance SA company guaranty
sr. unsec. unsub. notes 6s, 2017 (Luxembourg)		—	—	215,000	212,419	190,000	187,719

Crown Americas, LLC/Crown Americas
Capital Corp. sr. notes 7 5/8s, 2013		71,000	69,935	119,000	117,215	59,000	58,115

General Cable Corp. company guaranty sr. unsec.
notes FRN 5.166s, 2015		265,000	222,600	250,000	210,000	110,000	92,400

Hawker Beechcraft Acquisition Co., LLC
sr. sub. notes 9 3/4s, 2017		297,000	265,815	296,000	264,920	108,000	96,660

Hawker Beechcraft Acquisition Co., LLC
sr. unsec. notes 8 1/2s, 2015		18,000	16,470	16,000	14,640	7,000	6,405

Hexcel Corp. sr. sub. notes 6 3/4s, 2015		285,000	273,600	270,000	259,200	130,000	124,800

L-3 Communications Corp. company
guaranty 7 5/8s, 2012		290,000	285,650	388,000	382,180	181,000	178,285

L-3 Communications Corp. company
guaranty Ser. B, 6 3/8s, 2015		170,000	156,400	355,000	326,600	230,000	211,600

L-3 Communications Corp. company guaranty sr.
unsec. sub. notes 6 1/8s, 2014		211,000	195,175	137,000	126,725	73,000	67,525

L-3 Communications Corp. sr. sub. notes 5 7/8s, 2015		—	—	95,000	85,975	110,000	99,550

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		295,000	296,037	396,000	397,392	246,000	246,864

Owens-Brockway Glass Container, Inc.
company guaranty 6 3/4s, 2014	EUR	95,000	117,450	50,000	61,816	50,000	61,816

Owens-Illinois, Inc. debs. 7 1/2s, 2010		$3,840,000	3,801,600	$—	—	$—	—

Pitney Bowes, Inc. sr. unsec. notes 5.6s, 2018		615,000	596,137	—	—	—	—

Rexam PLC 144A bonds 6 3/4s, 2013 (United Kingdom)		1,090,000	1,088,908	1,475,000	1,473,523	—	—

CORPORATE BONDS AND NOTES* cont.			Growth 9.6%		Balanced 10.5%		Conservative 12.0%
Principal amount			Value	Principal amount	Value	Principal amount	Value

Capital Goods cont.
Ryerson Tull, Inc. 144A sec. notes 12s, 2015		$596,000	$506,600	$765,000	$650,250	$45,000	$38,250

Titan International, Inc. company guaranty 8s, 2012		112,000	108,640	11,000	10,670	—	—

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017		—	—	500,000	475,148	440,000	418,130

WCA Waste Corp. company guaranty 9 1/4s, 2014		125,000	117,500	120,000	112,800	55,000	51,700

			9,533,095		7,917,347		3,039,838

Communication Services			1.4%		1.0%		1.1%
ALLTEL Corp. sr. notes 7s, 2012		6,660,000	6,510,150	—	—	—	—

American Tower Corp. 144A sr. notes 7s, 2017		175,000	167,125	620,000	592,100	465,000	444,075

Ameritech Capital Funding company guaranty
6 1/4s, 2009		—	—	450,000	457,043	295,000	299,617

AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031		—	—	253,000	279,732	264,000	291,894

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018		—	—	260,000	231,535	370,000	329,492

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038		—	—	1,415,000	1,171,839	1,230,000	1,018,630

AT&T, Inc. sr. unsec. unsub. notes 5.6s, 2018		1,040,000	927,368	—	—	—	—

AT&T, Inc. sr. unsec. unsub. notes 4.95s, 2013		—	—	440,000	424,629	380,000	366,725

BCM Ireland Finance, Ltd. 144A FRN 9.965s,
2016 (Cayman Islands)	EUR	90,000	105,502	105,000	123,086	50,000	58,612

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030		$—	—	$680,000	654,609	$535,000	515,023

British Telecommunications PLC sr. unsec.
notes 5.15s, 2013 (United Kingdom)		—	—	715,000	677,219	630,000	596,711

Centennial Cellular Operating Co., LLC
company guaranty 10 1/8s, 2013		100,000	99,000	155,000	153,450	—	—

Centennial Communications Corp. sr. notes 10s, 2013		135,000	129,263	85,000	81,388	60,000	57,450

CenturyTel, Inc. sr. unsec. notes 5 1/2s, 2013		725,000	671,154	—	—	—	—

Cincinnati Bell, Inc. company guaranty 7 1/4s, 2013		300,000	270,000	425,000	382,500	180,000	162,000

Citizens Communications Co. notes 9 1/4s, 2011		340,000	340,000	480,000	480,000	225,000	225,000

Cricket Communications, Inc. company
guaranty 9 3/8s, 2014		315,000	292,950	280,000	260,400	130,000	120,900

Cricket Communications, Inc. 144A
company guaranty sr. notes 10s, 2015		535,000	510,925	716,000	683,780	—	—

Digicel Group, Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Jamaica)		205,000	172,200	205,000	172,200	100,000	84,000

Digicel, Ltd. 144A sr. unsec. unsub. notes
9 1/4s, 2012 (Jamaica)		220,000	217,800	180,000	178,200	100,000	99,000

Embarq Corp. notes 7.082s, 2016		950,000	769,918	—	—	—	—

Embarq Corp. sr. unsec. unsub. notes 6.738s, 2013		4,755,000	4,191,152	—	—	—	—

France Telecom notes 8 1/2s, 2031 (France)		—	—	20,000	21,698	—	—

Hawaiian Telcom Communications, Inc.
company guaranty Ser. B, 9 3/4s, 2013		105,000	21,000	95,000	19,000	45,000	9,000

Inmarsat Finance PLC company guaranty stepped-coupon
zero % (10 3/8s, 11/15/08), 2012 (United Kingdom) ††		299,000	294,515	241,000	237,385	111,000	109,335

Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)		510,000	498,525	530,000	518,075	250,000	244,375

Intelsat Intermediate Holding Co., Ltd. company guaranty
stepped-coupon zero % (9 1/4s, 2/1/10), 2015 (Bermuda) ††		95,000	76,000	75,000	60,000	30,000	24,000

iPCS, Inc. company guaranty sr. sec. notes
FRN 4.926s, 2013		105,000	85,575	100,000	81,500	45,000	36,675

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		305,000	230,275	295,000	222,725	140,000	105,700

Level 3 Financing, Inc. company guaranty 8 3/4s, 2017		150,000	108,750	150,000	108,750	70,000	50,750

MetroPCS Wireless, Inc. company guaranty sr.
unsec. notes 9 1/4s, 2014		395,000	369,325	350,000	327,250	165,000	154,275

Nextel Communications, Inc. sr. notes Ser. E, 6 7/8s, 2013		1,685,000	1,145,800	—	—	—	—

Nextel Communications, Inc. sr. notes Ser. F, 5.95s, 2014		—	—	930,000	623,100	790,000	529,300

Nordic Telephone Co. Holdings ApS 144A sr. sec. bond
8 7/8s, 2016 (Denmark)		210,000	191,100	205,000	186,550	75,000	68,250

Nordic Telephone Co. Holdings ApS 144A sr. sec.
notes FRN 10.463s, 2016 (Denmark)	EUR	655,000	860,511	870,000	1,142,969	—	—

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		$115,000	78,775	$105,000	71,925	$50,000	34,250

CORPORATE BONDS AND NOTES* cont.			Growth 9.6%		Balanced 10.5%		Conservative 12.0%
Principal amount			Value	Principal amount	Value	Principal amount	Value

Communication Services cont.
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		$355,000	$307,075	$225,000	$194,625	$105,000	$90,825

Qwest Corp. sr. notes FRN 6.069s, 2013		1,475,000	1,253,750	—	—	—	—

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		715,000	700,700	740,000	725,200	345,000	338,100

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		85,000	63,325	115,000	85,675	55,000	40,975

Rogers Wireless, Inc. sec. notes 6 3/8s, 2014 (Canada)		—	—	385,000	368,207	335,000	320,388

Southwestern Bell Telephone debs. 7s, 2027		—	—	—	—	110,000	101,887

Syniverse Technologies, Inc. sr. sub. notes
Ser. B, 7 3/4s, 2013		42,000	38,850	54,000	49,950	26,000	24,050

Telecom Italia Capital SA company guaranty
7.2s, 2036 (Luxembourg)		—	—	110,000	94,215	105,000	89,933

Telecom Italia Capital SA company guaranty
5 1/4s, 2015 (Luxembourg)		—	—	215,000	178,966	240,000	199,776

Telecom Italia Capital SA company guaranty
5 1/4s, 2013 (Luxembourg)		—	—	140,000	124,207	110,000	97,591

Telecom Italia Capital SA company guaranty 4s,
2010 (Luxembourg)		—	—	5,000	4,908	50,000	49,079

Telecom Italia Capital SA company guaranty sr. unsec.
notes FRN 3.395s, 2011 (Luxembourg)		5,090,000	4,750,207	—	—	—	—

Telefonica Emisones SAU company guaranty
7.045s, 2036 (Spain)		—	—	200,000	183,384	225,000	206,307

Telefonica Emisones SAU company guaranty
6.421s, 2016 (Spain)		—	—	75,000	74,380	75,000	74,380

Telefonica Emisones SAU company guaranty 6.221s,
2017 (Spain)		—	—	310,000	285,315	180,000	165,667

Telefonica Europe BV company guaranty 8 1/4s,
2030 (Netherlands)		—	—	125,000	125,648	120,000	120,622

Telus Corp. notes 8s, 2011 (Canada)		—	—	260,000	275,358	280,000	296,540

Time Warner Telecom, Inc. company guaranty
9 1/4s, 2014		160,000	148,000	175,000	161,875	85,000	78,625

Verizon Communications, Inc. sr. unsec. notes 6.4s, 2038		—	—	385,000	319,422	395,000	327,719

Verizon Communications, Inc. sr. unsec. notes 5.55s, 2016		—	—	1,230,000	1,133,568	780,000	718,848

Verizon New England, Inc. sr. notes 6 1/2s, 2011		—	—	245,000	242,886	365,000	361,850

Verizon New Jersey, Inc. debs. 8s, 2022		—	—	160,000	153,602	165,000	158,402

Verizon Pennsylvania, Inc. debs. 8.35s, 2030		—	—	210,000	202,822	225,000	217,310

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013		—	—	—	—	95,000	87,066

Vodafone Group PLC unsec. notes 6.15s, 2037
(United Kingdom)		—	—	570,000	457,773	495,000	397,539

West Corp. company guaranty 11s, 2016		75,000	54,000	70,000	50,400	35,000	25,200

West Corp. company guaranty 9 1/2s, 2014		145,000	110,925	140,000	107,100	65,000	49,725

Wind Aquisition Finance SA notes 9 3/4s,
2015 (Netherlands)	EUR	80,000	103,129	70,000	90,238	—	—

Windstream Corp. company guaranty 8 5/8s, 2016		$550,000	507,375	$475,000	438,188	$220,000	202,950

Windstream Corp. company guaranty 8 1/8s, 2013		160,000	152,000	160,000	152,000	80,000	76,000

			27,523,994		16,904,549		10,952,393
Conglomerates			—%		—%		—%
General Electric Co. sr. unsec. notes 5 1/4s, 2017		—	—	280,000	245,009	250,000	218,758

Siemens Financieringsmaatschappij 144A
notes 5 3/4s, 2016 (Netherlands)		—	—	155,000	150,393	160,000	155,245

			—		395,402		374,003
Consumer Cyclicals			1.4%		1.2%		1.2%
Allison Transmission 144A company guaranty 11s, 2015		150,000	130,500	130,000	113,100	65,000	56,550

American Media, Inc. sr. unsec. sub. notes company
guaranty 8 7/8s, 2011		25,000	17,250	30,000	20,700	15,000	10,350

American Media, Inc. sr. unsec. sub. notes company
guaranty Ser. B, 10 1/4s, 2009		175,000	125,125	220,000	157,300	115,000	82,225

American Media, Inc. 144A company guaranty sr.
unsec. sub. notes 10 1/4s, 2009		6,363	4,645	7,999	5,839	4,181	3,052

American Media, Inc. 144A company guaranty sr. unsec.
sub. notes 8 7/8s, 2011		909	645	1,091	775	545	387

CORPORATE BONDS AND NOTES* cont.		Growth 9.6%		Balanced 10.5%		Conservative 12.0%
Principal amount		Value	Principal amount	Value	Principal amount	Value

Consumer Cyclicals cont.
Aramark Corp. company guaranty 8 1/2s, 2015	$275,000	$258,500	$270,000	$253,800	$125,000	$117,500

Associated Materials, Inc. company guaranty
9 3/4s, 2012	245,000	241,325	300,000	295,500	110,000	108,350

Autonation, Inc. company guaranty sr. unsec. notes
FRN 4.791s, 2013	50,000	42,125	55,000	46,338	30,000	25,275

Bon-Ton Stores, Inc. (The) company guaranty
10 1/4s, 2014	225,000	67,500	240,000	72,000	120,000	36,000

Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	95,000	65,788	115,000	79,638	65,000	45,013

CanWest Media, Inc. company guaranty 8s,
2012 (Canada)	391,391	326,811	384,071	320,699	139,145	116,186

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016	470,000	434,750	630,000	582,750	—	—

Claire’s Stores, Inc. 144A company guaranty sr. unsec.
notes 9 5/8s, 2015 (In default) †	190,000	52,250	170,000	46,750	80,000	22,000

Corrections Corporation of America sr. notes
7 1/2s, 2011	125,000	124,531	160,000	159,400	85,000	84,681

D.R. Horton, Inc. company guaranty 8s, 2009	276,000	271,515	272,000	267,580	—	—

D.R. Horton, Inc. company guaranty sr. unsub.
notes 5s, 2009	399,000	389,025	400,000	390,000	—	—

D.R. Horton, Inc. sr. notes 7 7/8s, 2011	—	—	115,000	103,500	130,000	117,000

D.R. Horton, Inc. sr. notes 5 7/8s, 2013	—	—	140,000	113,400	365,000	295,650

DaimlerChrysler NA Holding Corp. company guaranty
6 1/2s, 2013	—	—	35,000	34,156	50,000	48,794

DaimlerChrysler NA Holding Corp. company guaranty
unsec. notes 7.2s, 2009	—	—	—	—	35,000	35,374

DaimlerChrysler NA Holding Corp. company guaranty
unsec. unsub. notes Ser. MTN, 5 3/4s, 2011	—	—	245,000	241,889	445,000	439,349

Dana Corp. bonds 5.85s, 2015 (Escrow) (In default) †	225,000	4,163	245,000	4,533	120,000	2,220

Expedia, Inc. sr. unsec. notes company guaranty
7.456s, 2018	1,100,000	1,001,000	—	—	—	—

Federated Department Stores, Inc. company guaranty
sr. unsec. notes 6 5/8s, 2011	—	—	4,375,000	4,252,798	3,965,000	3,854,250

FelCor Lodging, LP company guaranty 8 1/2s, 2011 R	1,590,000	1,375,350	—	—	—	—

Ford Motor Credit Co., LLC notes 7 7/8s, 2010	535,000	408,380	550,000	419,830	215,000	164,115

Ford Motor Credit Co., LLC notes 7.8s, 2012	110,000	68,302	—	—	100,000	62,093

Ford Motor Credit Co., LLC notes 6 3/8s, 2008	—	—	215,000	211,960	235,000	231,677

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011	1,330,000	888,291	1,090,000	727,998	445,000	297,210

Ford Motor Credit Co., LLC sr. unsec. notes 9 3/4s, 2010	145,000	108,818	179,000	134,334	—	—

Ford Motor Credit Co., LLC unsec. notes 7 3/8s, 2009	85,000	68,337	105,000	84,416	50,000	40,198

Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011	—	—	4,000	3,890	—	—

Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015	313,000	309,870	276,000	273,240	135,000	133,650

Hanesbrands, Inc. company guaranty sr. unsec.
notes FRN Ser. B, 6.508s, 2014	230,000	190,900	220,000	182,600	100,000	83,000

Hanson PLC company guaranty 6 1/8s, 2016
(United Kingdom)	2,405,000	2,207,540	—	—	—	—

Host Marriott, LP company guaranty Ser. Q, 6 3/4s, 2016 R	110,000	89,925	—	—	—	—

Host Marriott, LP sr. notes Ser. M, 7s, 2012 R	320,000	285,600	450,000	401,625	210,000	187,425

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	140,000	93,800	125,000	83,750	60,000	40,200

JC Penney Co., Inc. debs. 7.65s, 2016	—	—	25,000	24,106	25,000	24,106

JC Penney Co., Inc. notes 6 7/8s, 2015	—	—	195,000	182,567	210,000	196,611

Jostens IH Corp. company guaranty 7 5/8s, 2012	160,000	146,800	220,000	201,850	105,000	96,338

K. Hovnanian Enterprises, Inc. company guaranty
sr. sec. notes 11 1/2s, 2013	286,000	280,280	314,000	307,720	—	—

KB Home company guaranty 6 3/8s, 2011	—	—	1,520,000	1,375,600	1,380,000	1,248,900

Lamar Media Corp. company guaranty 7 1/4s, 2013	185,000	167,425	260,000	235,300	120,000	108,600

Lamar Media Corp. sr. unsec. sub. notes Ser. C,
6 5/8s, 2015	115,000	95,163	50,000	41,375	25,000	20,688

Lear Corp. company guaranty 8 1/2s, 2013	228,000	167,295	203,000	148,951	92,000	67,505

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	115,000	92,000	145,000	116,000	75,000	60,000

Levi Strauss & Co. sr. unsec. unsub. notes 9 3/4s, 2015	290,000	242,150	275,000	229,625	125,000	104,375

CORPORATE BONDS AND NOTES* cont.		Growth 9.6%		Balanced 10.5%		Conservative 12.0%
Principal amount		Value	Principal amount	Value	Principal amount	Value

Consumer Cyclicals cont.
Limited Brands, Inc. sr. unsec. notes 6 1/8s, 2012	$3,130,000	$2,952,426	$—	$—	$—	$—

Marriott International, Inc. sr. unsec. Ser. J, 5 5/8s, 2013	—	—	45,000	42,489	45,000	42,489

Marriott International, Inc. sr. unsec. unsub. notes
4 5/8s, 2012	2,815,000	2,621,483	—	—	—	—

Masco Corp. sr. unsec. notes 5.85s, 2017	2,370,000	2,000,230	—	—	—	—

Mashantucket Western Pequot Tribe 144A
bonds 8 1/2s, 2015	355,000	230,750	315,000	204,750	150,000	97,500

Mattel, Inc. sr. unsec. notes 5 5/8s, 2013	1,645,000	1,637,489	—	—	—	—

Meritage Homes Corp. company guaranty 6 1/4s, 2015	237,000	176,565	246,000	183,270	112,000	83,440

Meritage Homes Corp. sr. notes 7s, 2014	30,000	23,100	15,000	11,550	5,000	3,850

MGM Mirage, Inc. company guaranty 8 1/2s, 2010	1,555,000	1,430,600	95,000	87,400	50,000	46,000

MGM Mirage, Inc. sr. notes 6 3/4s, 2012	315,000	246,488	436,000	341,170	216,000	169,020

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	255,000	120,488	250,000	118,125	115,000	54,338

Michaels Stores, Inc. company guaranty 10s, 2014	30,000	18,900	5,000	3,150	5,000	3,150

Mohegan Tribal Gaming Authority sr. sub.
notes 6 3/8s, 2009	90,000	85,500	130,000	123,500	59,000	56,050

Neiman-Marcus Group, Inc. company guaranty 9s, 2015	465,000	389,438	505,000	422,938	250,000	209,375

NTK Holdings, Inc. sr. disc. notes zero %, 2014	210,000	90,300	230,000	98,900	110,000	47,300

Omnicom Group, Inc. sr. notes 5.9s, 2016	—	—	140,000	137,904	150,000	147,755

Pinnacle Entertainment, Inc. company guaranty sr.
unsec. sub. notes 7 1/2s, 2015	240,000	177,600	225,000	166,500	105,000	77,700

Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	250,000	241,563	240,000	231,900	110,000	106,288

Quebecor Media, Inc. sr. unsec. notes Ser. *, 7 3/4s,
2016 (Canada)	65,000	56,875	60,000	52,500	25,000	21,875

Reader’s Digest Association, Inc. (The) company
guaranty sr. unsec. sub. notes 9s, 2017	205,000	117,363	200,000	114,500	90,000	51,525

Realogy Corp. company guaranty sr. notes
11s, 2014 ‡‡	122,000	46,665	112,000	42,840	52,000	19,890

Realogy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014	196,000	86,240	179,000	78,760	82,000	36,080

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	50,000	39,250	70,000	54,950	30,000	23,550

Starwood Hotels & Resorts Worldwide, Inc. sr.
unsec. notes 6 1/4s, 2013	—	—	285,000	268,621	320,000	301,610

Station Casinos, Inc. sr. notes 6s, 2012	305,000	170,800	405,000	226,800	190,000	106,400

Target Corp. bonds 6 1/2s, 2037	—	—	375,000	344,477	395,000	362,849

Tenneco Automotive, Inc. company guaranty 8 5/8s, 2014	145,000	115,275	130,000	103,350	60,000	47,700

Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s, 2013	15,000	15,413	15,000	15,413	8,000	8,220

Tenneco, Inc. sr. unsec. notes company guaranty
8 1/8s, 2015	60,000	51,300	55,000	47,025	25,000	21,375

Texas Industries, Inc. sr. unsec. notes 7 1/4s, 2013	275,000	239,250	255,000	221,850	120,000	104,400

Texas Industries, Inc. 144A company guaranty sr.
unsec. notes 7 1/4s, 2013	491,000	427,170	692,000	602,040	—	—

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sub.
notes 8 1/2s, 2014	525,000	299,250	435,000	247,950	190,000	108,300

THL Buildco, Inc. (Nortek Holdings, Inc.) 144A sr. sec.
notes 10s, 2013	173,000	152,240	228,000	200,640	—	—

Toll Brothers, Inc. company guaranty sr. unsec. sub.
notes 8 1/4s, 2011	890,000	858,850	1,335,000	1,288,275	—	—

Toyota Motor Credit Corp. sr. unsec. FRN Ser.
MTN, 3.234s, 2010	1,200,000	1,195,756	—	—	—	—

Trump Entertainment Resorts, Inc. sec.
notes 8 1/2s, 2015	382,000	156,620	421,000	172,610	195,000	79,950

TRW Automotive, Inc. 144A company guaranty
sr. notes 7 1/4s, 2017	105,000	82,950	100,000	79,000	—	—

UCI Holdco, Inc. sr. unsec. notes FRN 11.789s, 2013 ‡‡	280,513	213,190	280,513	213,190	134,676	102,354

United Auto Group, Inc. company guaranty 7 3/4s, 2016	195,000	139,425	200,000	143,000	100,000	71,500

Vertis, Inc. company guaranty Ser. B, 10 7/8s,
2009 (In default) †	550,000	16,500	565,000	16,950	265,000	7,950

Vertis, Inc. 144A unsec. sub. notes 13 1/2s, 2009
(In default) †	60,000	600	35,000	350	15,000	150

CORPORATE BONDS AND NOTES* cont.		Growth 9.6%		Balanced 10.5%		Conservative 12.0%
Principal amount		Value	Principal amount	Value	Principal amount	Value

Consumer Cyclicals cont.
Vulcan Materials Co. sr. unsec. unsub. notes 5.6s, 2012	$—	$—	$330,000	$323,103	$295,000	$288,835

Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. 6 5/8s, 2014	365,000	311,163	380,000	323,950	175,000	149,188

Yankee Acquisition Corp. company guaranty
Ser. B, 8 1/2s, 2015	185,000	134,125	170,000	123,250	80,000	58,000

		28,212,864		20,428,122		11,782,853

Consumer Staples		1.9%		1.6%		2.0%
Adelphia Communications Corp. escrow
bonds zero %, 2010	200,000	8,000	270,000	10,800	125,000	5,000

Affinion Group, Inc. company guaranty 11 1/2s, 2015	175,000	162,750	175,000	162,750	85,000	79,050

Affinion Group, Inc. company guaranty 10 1/8s, 2013	315,000	296,100	300,000	282,000	135,000	126,900

Affinity Group, Inc. sr. sub. notes 9s, 2012	175,000	129,500	250,000	185,000	115,000	85,100

AMC Entertainment, Inc. company guaranty 11s, 2016	205,000	201,925	275,000	270,875	119,000	117,215

AMC Entertainment, Inc. sr. sub. notes 8s, 2014	115,000	98,900	115,000	98,900	54,000	46,440

Anheuser-Busch Cos., Inc. sr. unsec. notes 5.6s, 2017	2,370,000	2,122,627	—	—	—	—

Avis Budget Car Rental, LLC company guaranty
7 3/4s, 2016	120,000	75,000	145,000	90,625	75,000	46,875

Avis Budget Car Rental, LLC company guaranty
7 5/8s, 2014	95,000	60,088	105,000	66,413	55,000	34,788

British Sky Broadcasting PLC company guaranty 6 7/8s,
2009 (United Kingdom)	—	—	3,585,000	3,584,175	3,260,000	3,259,250

Buffets, Inc. company guaranty 12 1/2s, 2014 (In default) †	75,000	750	75,000	750	35,000	350

Campbell Soup Co. debs. 8 7/8s, 2021	—	—	300,000	385,300	255,000	327,505

Cargill, Inc. 144A notes 5.2s, 2013	—	—	1,100,000	1,096,814	995,000	992,118

CCH I Holdings, LLC company guaranty 12 1/8s, 2015	25,000	8,875	15,000	5,325	5,000	1,775

CCH II, LLC sr. unsec. notes 10 1/4s, 2010	410,000	369,000	385,000	346,500	270,000	243,000

CCH II, LLC sr. unsec. notes Ser. B, 10 1/4s, 2010	670,000	599,650	615,000	550,425	380,000	340,100

Chiquita Brands International, Inc. sr. notes 7 1/2s, 2014	150,000	115,500	170,000	130,900	85,000	65,450

Chiquita Brands International, Inc. sr. unsec. unsub.
notes 8 7/8s, 2015	25,000	20,250	30,000	24,300	15,000	12,150

Church & Dwight Co., Inc. company guaranty 6s, 2012	130,000	122,850	180,000	170,100	85,000	80,325

Cinemark, Inc. sr. disc. notes stepped-coupon zero %
(9 3/4s, 3/15/09), 2014 ††	405,000	389,306	380,000	365,275	175,000	168,219

Clear Channel Communications, Inc. sr. unsec. notes
7.65s, 2010	846,000	761,400	1,134,000	1,020,600	—	—

Clear Channel Communications, Inc. sr. unsec. notes
5 1/2s, 2014	55,000	17,050	50,000	15,500	25,000	7,750

ConAgra Foods, Inc. unsec. notes 7 7/8s, 2010	—	—	990,000	1,044,748	860,000	907,559

Cox Communications, Inc. notes 7 1/8s, 2012	—	—	145,000	147,736	360,000	366,792

Cox Communications, Inc. unsec. sr. notes 4 5/8s, 2010	2,360,000	2,325,317	—	—	—	—

Cox Communications, Inc. 144A notes 5 7/8s, 2016	—	—	355,000	337,480	335,000	318,467

Cox Enterprises, Inc. 144A notes 7 7/8s, 2010	—	—	225,000	233,457	110,000	114,134

CSC Holdings, Inc. debs. Ser. B, 8 1/8s, 2009	405,000	400,950	570,000	564,300	265,000	262,350

CSC Holdings, Inc. sr. notes 6 3/4s, 2012	130,000	119,113	50,000	45,813	20,000	18,325

CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	125,000	120,000	50,000	48,000	20,000	19,200

CVS Caremark Corp. sr. unsec. FRN 6.302s, 2037	—	—	760,000	606,865	715,000	570,932

CVS Caremark Corp. 144A pass-through
certificates 6.117s, 2013	1,444,560	1,448,403	316,823	317,665	282,877	283,630

Darden Restaurants, Inc. sr. unsec. notes 6.2s, 2017	1,485,000	1,255,934	—	—	—	—

Dean Foods Co. company guaranty 7s, 2016	200,000	174,000	180,000	156,600	85,000	73,950

Del Monte Corp. sr. sub. notes 8 5/8s, 2012	35,000	34,650	45,000	44,550	20,000	19,800

Delhaize Group sr. unsub. notes 6 1/2s, 2017 (Belgium)	—	—	200,000	189,431	170,000	161,017

Diageo Capital PLC company guaranty 5 3/4s, 2017
(United Kingdom)	—	—	435,000	417,431	390,000	374,248

Diageo Capital PLC company guaranty 5.2s, 2013
(United Kingdom)	—	—	190,000	189,066	165,000	164,189

Diageo PLC company guaranty 8s, 2022	—	—	165,000	177,269	135,000	145,038

DirecTV Holdings, LLC company guaranty 6 3/8s, 2015	924,000	813,120	1,194,000	1,050,720	235,000	206,800

DirecTV Holdings, LLC 144A sr. notes 7 5/8s, 2016	120,000	108,600	157,000	142,085	—	—

CORPORATE BONDS AND NOTES* cont.		Growth 9.6%		Balanced 10.5%		Conservative 12.0%
Principal amount		Value	Principal amount	Value	Principal amount	Value

Consumer Staples cont.
Dole Food Co. sr. notes 8 5/8s, 2009	$98,000	$93,590	$197,000	$188,135	$88,000	$84,040

Echostar DBS Corp. company guaranty 6 5/8s, 2014	55,000	44,138	10,000	8,025	—	—

Echostar DBS Corp. sr. notes 6 3/8s, 2011	650,000	598,000	655,000	602,600	295,000	271,400

Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	210,000	191,100	275,000	250,250	130,000	118,300

Estee Lauder Cos., Inc. (The) sr. unsec. notes 6s, 2037	—	—	360,000	311,766	310,000	268,465

Estee Lauder Cos., Inc. (The) sr. unsec. notes 5.55s, 2017	—	—	95,000	90,431	80,000	76,153

Hertz Corp. company guaranty 8 7/8s, 2014	335,000	288,938	360,000	310,500	180,000	155,250

Idearc, Inc. company guaranty 8s, 2016	800,000	218,000	710,000	193,475	335,000	91,288

Jarden Corp. company guaranty 7 1/2s, 2017	200,000	166,500	200,000	166,500	90,000	74,925

Kellogg Co. sr. unsub. 5 1/8s, 2012	—	—	65,000	64,882	55,000	54,900

Kroger Co. company guaranty 6 3/4s, 2012	—	—	—	—	150,000	153,557

Kroger Co. company guaranty 6.4s, 2017	—	—	215,000	206,151	100,000	95,884

Kroger Co. sr. notes 6.15s, 2020	—	—	40,000	38,190	—	—

Liberty Media Corp. debs. 8 1/4s, 2030	195,000	131,582	245,000	165,321	120,000	80,974

Liberty Media, LLC sr. unsec. notes 7 7/8s, 2009	1,490,000	1,494,626	—	—	—	—

McDonald’s Corp. sr. unsec. bond 6.3s, 2037	—	—	205,000	198,891	210,000	203,742

McDonald’s Corp. sr. unsec. bond 5.8s, 2017	—	—	105,000	97,881	110,000	102,542

Newell Rubbermaid, Inc. sr. unsec. notes 5 1/2s, 2013	1,375,000	1,308,779	—	—	—	—

News America Holdings, Inc. company guaranty
7 3/4s, 2024	—	—	350,000	348,413	300,000	298,640

News America Holdings, Inc. debs. 7 3/4s, 2045	—	—	620,000	582,476	505,000	474,436

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty 10s, 2014	195,000	185,250	190,000	180,500	90,000	85,500

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty stepped-coupon zero % (12 1/2s, 8/1/11), 2016 ††	275,000	178,750	220,000	143,000	105,000	68,250

NTL Cable PLC sr. notes 9 1/8s, 2016 (United Kingdom)	—	—	100,000	83,750	—	—

OSI Restaurant Partners, Inc. company guaranty
10s, 2015	115,000	51,175	110,000	48,950	50,000	22,250

Pearson Dollar Finance Two PLC 144A company
guaranty sr. notes 6 1/4s, 2018 (United Kingdom)	2,470,000	2,430,189	—	—	—	—

Pilgrim’s Pride Corp. sr. unsec. notes 7 5/8s, 2015	38,000	23,940	40,000	25,200	17,000	10,710

Pinnacle Foods Finance, LLC sr. notes 9 1/4s, 2015	125,000	101,875	115,000	93,725	55,000	44,825

Pinnacle Foods Finance, LLC sr. sub. notes 10 5/8s, 2017	130,000	97,500	125,000	93,750	60,000	45,000

Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	150,000	142,500	210,000	199,500	100,000	95,000

R.H. Donnelley Corp. sr. unsec. unsub. notes 8 7/8s, 2017	11,000	3,740	8,000	2,720	3,000	1,020

R.H. Donnelley, Inc. 144A company guaranty sr. unsec.
notes 11 3/4s, 2015	373,000	227,530	319,000	194,590	144,000	87,840

R. R. Donnelley & Sons Co. sr. unsec. notes 5 5/8s, 2012	1,810,000	1,746,411	—	—	—	—

Rainbow National Services, LLC 144A sr. notes
8 3/4s, 2012	280,000	280,000	270,000	270,000	130,000	130,000

Reynolds American, Inc. company guaranty 7 1/4s, 2013	260,000	267,177	285,000	292,867	140,000	143,864

Rite Aid Corp. company guaranty 9 3/8s, 2015	214,000	112,350	197,000	103,425	92,000	48,300

Rite Aid Corp. sec. notes 7 1/2s, 2017	245,000	186,200	225,000	171,000	105,000	79,800

Sara Lee Corp. sr. unsec. unsub. notes 6 1/4s, 2011	—	—	330,000	332,762	300,000	302,511

Sara Lee Corp. sr. unsec. unsub. notes 3 7/8s, 2013	670,000	622,185	—	—	—	—

Sirius Satellite Radio, Inc. sr. unsec. notes 9 5/8s, 2013	140,000	74,200	180,000	95,400	90,000	47,700

Spectrum Brands, Inc. company guaranty 7 3/8s, 2015	260,000	111,800	300,000	129,000	150,000	64,500

Spectrum Brands, Inc. sr. unsec. sub. notes company
guaranty stepped-coupon 11 1/2s
(12s, 10/2/08), 2013 †† ‡‡	140,000	89,600	145,000	92,800	65,000	41,600

Supervalu, Inc. notes 7 7/8s, 2009	5,760,000	5,731,200	—	—	—	—

Supervalu, Inc. sr. unsec. notes 7 1/2s, 2014	215,000	208,550	210,000	203,700	95,000	92,150

TCI Communications, Inc. company guaranty 7 7/8s, 2026	—	—	1,140,000	1,097,689	830,000	799,195

TCI Communications, Inc. debs. 9.8s, 2012	—	—	65,000	71,071	50,000	54,670

TCI Communications, Inc. debs. 7 7/8s, 2013	—	—	200,000	207,833	435,000	452,038

Tesco PLC 144A sr. unsec. unsub. notes 6.15s, 2037
(United Kingdom)	—	—	530,000	435,184	450,000	369,495

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	—	—	—	—	25,000	24,765

CORPORATE BONDS AND NOTES* cont.		Growth 9.6%		Balanced 10.5%		Conservative 12.0%
Principal amount		Value	Principal amount	Value	Principal amount	Value

Consumer Staples cont.
Time Warner, Inc. debs. 9.15s, 2023	$—	$—	$25,000	$25,910	$105,000	$108,822

Time Warner, Inc. debs. 9 1/8s, 2013	—	—	705,000	740,244	555,000	582,746

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	2,970,000	2,918,972	—	—	—	—

United Rentals NA, Inc. company guaranty 6 1/2s, 2012	612,000	511,020	525,000	438,375	17,000	14,195

Universal City Florida Holding Co. sr. notes 8 3/8s, 2010	140,000	135,100	200,000	193,000	95,000	91,675

Universal Corp. MTNC notes 5.2s, 2013	—	—	3,160,000	3,058,551	2,840,000	2,748,825

Univision Communications, Inc. 144A company guaranty
unsec. notes 9 3/4s, 2015 ‡‡	165,000	76,725	150,000	69,750	75,000	34,875

Viacom, Inc. company guaranty 5 5/8s, 2012	1,465,000	1,427,788	—	—	—	—

Viacom, Inc. company guaranty sr. unsec. notes
6 5/8s, 2011	1,705,000	1,657,937	—	—	—	—

Viacom, Inc. sr. notes 5 3/4s, 2011	—	—	130,000	126,294	140,000	136,009

Young Broadcasting, Inc. company guaranty 10s, 2011	180,000	26,100	170,000	24,650	79,000	11,455

Yum! Brands, Inc. sr. unsec. unsub. 6 1/4s, 2018	1,340,000	1,242,492	320,000	296,715	270,000	250,353

		37,763,117		27,942,335		19,740,225

Energy		0.5%		0.8%		0.8%
Anadarko Petroleum Corp. sr. notes 5.95s, 2016	—	—	85,000	75,222	93,000	82,302

Arch Western Finance, LLC sr. notes 6 3/4s, 2013	455,000	427,700	515,000	484,100	255,000	239,700

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	290,000	229,100	275,000	217,250	125,000	98,750

Chesapeake Energy Corp. company guaranty
6 1/2s, 2017	95,000	83,125	—	—	—	—

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	—	—	515,000	498,263	250,000	241,875

Chesapeake Energy Corp. sr. notes 7s, 2014	—	—	200,000	187,000	—	—

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	—	—	225,000	214,875	230,000	219,650

Complete Production Services, Inc. company
guaranty 8s, 2016	290,000	275,500	300,000	285,000	150,000	142,500

Compton Petroleum Corp. company guaranty
7 5/8s, 2013 (Canada)	305,000	267,638	345,000	302,738	170,000	149,175

Comstock Resources, Inc. sr. notes 6 7/8s, 2012	125,000	113,125	175,000	158,375	80,000	72,400

Connacher Oil and Gas, Ltd. 144A sec. notes
10 1/4s, 2015 (Canada)	190,000	182,400	170,000	163,200	80,000	76,800

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	230,000	211,600	220,000	202,400	105,000	96,600

Dresser-Rand Group, Inc. company guaranty 7 3/8s, 2014	50,000	46,500	45,000	41,850	20,000	18,600

El Paso Natural Gas Co. sr. unsec. notes 5.95s, 2017	—	—	40,000	35,393	35,000	30,968

Encore Acquisition Co. sr. sub. notes 6s, 2015	290,000	230,550	402,000	319,590	184,000	146,280

Enterprise Products Operating, LP company guaranty
FRB 8 3/8s, 2066	—	—	200,000	185,394	225,000	208,568

Enterprise Products Operating, LP company guaranty
FRB 7.034s, 2068	—	—	270,000	217,682	125,000	100,779

EOG Resources, Inc. sr. unsec. notes 5 7/8s, 2017	—	—	235,000	220,968	205,000	192,759

Forest Oil Corp. sr. notes 8s, 2011	230,000	230,000	340,000	340,000	220,000	220,000

Gaz Capital SA 144A company guaranty sr. unsec.
bonds 8.146s, 2018 (Luxembourg)	158,000	140,353	324,000	287,812	288,000	255,833

Gaz Capital SA 144A company guaranty sr. unsec.
bonds 7.343s, 2013 (Luxembourg)	143,000	132,059	334,000	308,446	298,000	275,200

Gaz Capital SA 144A sr. unsec. 6.51s, 2022 (Luxembourg)	230,000	165,600	507,000	365,040	438,000	315,360

Harvest Operations Corp. sr. notes 7 7/8s, 2011 (Canada)	165,000	133,650	205,000	166,050	110,000	89,100

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016	420,000	392,700	440,000	411,400	265,000	247,775

Hess Corp. sr. unsec. bonds 7 7/8s, 2029	—	—	111,000	108,498	125,000	122,182

Hilcorp Energy I, LP/Hilcorp Finance Co. 144A sr. unsec.
notes 7 3/4s, 2015	70,000	60,200	80,000	68,800	40,000	34,400

Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014	85,000	77,563	75,000	68,438	35,000	31,938

Inergy, LP/Inergy Finance Corp. sr. unsec. notes
6 7/8s, 2014	285,000	249,375	380,000	332,500	190,000	166,250

Kerr-McGee Corp. sec. notes 6.95s, 2024	180,000	170,153	230,000	217,418	110,000	103,982

Key Energy Services, Inc. 144A sr. notes 8 3/8s, 2014	170,000	163,200	145,000	139,200	70,000	67,200

CORPORATE BONDS AND NOTES* cont.		Growth 9.6%		Balanced 10.5%		Conservative 12.0%
Principal amount		Value	Principal amount	Value	Principal amount	Value

Energy cont.
Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	$—	$—	$80,000	$80,959	$70,000	$70,839

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	5,000	4,488	145,000	130,138	155,000	139,113

Newfield Exploration Co. sr. sub. notes 6 5/8s, 2014	245,000	220,500	230,000	207,000	105,000	94,500

Nexen, Inc. unsec. unsub. notes 6.4s, 2037 (Canada)	—	—	225,000	178,129	200,000	158,337

Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	180,000	161,100	235,000	210,325	115,000	102,925

OPTI Canada, Inc. company guaranty sr. sec. notes
8 1/4s, 2014 (Canada)	220,000	196,900	215,000	192,425	100,000	89,500

Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	37,362	38,719	54,344	56,318	39,060	40,479

Peabody Energy Corp. company guaranty 7 3/8s, 2016	385,000	369,600	515,000	494,400	245,000	235,200

Peabody Energy Corp. sr. notes 5 7/8s, 2016	—	—	270,000	249,750	225,000	208,125

PetroHawk Energy Corp. company guaranty
9 1/8s, 2013	220,000	206,800	250,000	235,000	125,000	117,500

PetroHawk Energy Corp. 144A sr. unsec. unsub.
notes 7 7/8s, 2015	180,000	156,600	205,000	178,350	105,000	91,350

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018	145,000	139,200	130,000	124,800	65,000	62,400

Petroplus Finance, Ltd. company guaranty
6 3/4s, 2014 (Bermuda)	270,000	228,150	260,000	219,700	75,000	63,375

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015	70,000	64,400	50,000	46,000	30,000	27,600

Plains Exploration & Production Co. company
guaranty 7s, 2017	245,000	213,150	230,000	200,100	105,000	91,350

Premcor Refining Group, Inc. sr. notes 7 1/2s, 2015	—	—	290,000	276,455	260,000	247,856

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	195,000	186,225	275,000	262,625	130,000	124,150

Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	105,000	85,575	130,000	105,950	70,000	57,050

Sabine Pass LNG, LP sec. notes 7 1/2s, 2016	465,000	362,700	455,000	354,900	250,000	195,000

SandRidge Energy, Inc. sr. notes 8s, 2018	340,000	292,400	500,000	430,000	—	—

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
FRN 6.416s, 2014	100,000	94,031	95,000	89,329	45,000	42,314

SandRidge Energy, Inc. 144A company guaranty sr.
unsec. notes 8 5/8s, 2015 ‡‡	275,000	243,375	265,000	234,525	125,000	110,625

Stallion Oilfield Services/Stallion Oilfield Finance Corp.
144A sr. unsec. notes 9 3/4s, 2015	495,000	311,850	445,000	280,350	220,000	138,600

Sunoco, Inc. notes 4 7/8s, 2014	—	—	130,000	122,995	110,000	104,072

Targa Resources, Inc. company guaranty sr. unsec.
notes 8 1/2s, 2013	540,000	477,900	470,000	415,950	235,000	207,975

Tesoro Corp. company guaranty 6 1/2s, 2017	—	—	360,000	288,000	95,000	76,000

Weatherford International, Inc. company guaranty sr.
unsec. unsub. bonds 6.8s, 2037	—	—	110,000	98,828	90,000	80,860

Weatherford International, Inc. company guaranty sr.
unsec. unsub. bonds 6.35s, 2017	—	—	130,000	120,319	100,000	92,553

Weatherford International, Ltd. company guaranty
6 1/2s, 2036	—	—	205,000	176,718	205,000	176,718

Weatherford International, Ltd. sr. notes 5 1/2s, 2016	—	—	95,000	87,074	105,000	96,240

Whiting Petroleum Corp. company guaranty 7s, 2014	120,000	102,000	150,000	127,500	75,000	63,750

Williams Cos., Inc. (The) sr. unsec. notes 7 5/8s, 2019	440,000	433,400	420,000	413,700	195,000	192,075

Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	50,000	49,000	60,000	58,800	30,000	29,400

		8,620,154		13,370,314		7,674,757

Financial		1.1%		1.9%		2.5%
AGFC Capital Trust I company guaranty 6s, 2067	—	—	180,000	37,800	185,000	38,850

American Express Bank FSB notes Ser. BKN1, 5.55s, 2012	—	—	905,000	838,893	780,000	723,024

American International Group, Inc. jr. sub. bond 6 1/4s, 2037	—	—	705,000	102,225	600,000	87,000

Ameriprise Financial, Inc. jr. sub. FRN 7.518s, 2066	—	—	405,000	307,979	450,000	342,198

Amvescap PLC company guaranty 5 5/8s, 2012	—	—	180,000	174,358	155,000	150,142

Bank of New York Mellon Corp. (The) sr. unsec. unsub.
notes Ser. G, 4.95s, 2012	—	—	230,000	218,688	205,000	194,917

BankAmerica Capital III bank guaranty jr. unsec. FRN
Ser. *, 3.361s, 2027	580,000	431,347	745,000	554,058	—	—

Barclays Bank PLC 144A sub. bonds FRB 7.7s, 2049
(United Kingdom)	635,000	521,275	—	—	—	—

CORPORATE BONDS AND NOTES* cont.		Growth 9.6%		Balanced 10.5%		Conservative 12.0%
Principal amount		Value	Principal amount	Value	Principal amount	Value

Financial cont.
Bear Stearns Cos., Inc. (The) notes Ser. MTN,
6.95s, 2012	$—	$—	$620,000	$626,277	$535,000	$540,416

Block Financial Corp. notes 5 1/8s, 2014	2,260,000	2,137,809	—	—	—	—

Bosphorus Financial Services, Ltd. 144A sec. sr. notes
FRN 4.604s, 2012 (Cayman Islands)	175,000	168,930	462,875	446,820	526,750	508,480

Capital One Financial Corp. sr. unsec. unsub. notes FRN
Ser. MTN, 3.097s, 2009	215,000	199,710	280,000	260,088	—	—

CIT Group, Inc. jr. sub. FRN 6.1s, 2067	—	—	1,120,000	408,800	965,000	352,225

CIT Group, Inc. sr. notes 5.4s, 2013	—	—	60,000	33,440	50,000	27,867

CIT Group, Inc. sr. notes 5s, 2014	—	—	400,000	226,268	220,000	124,447

Citigroup, Inc. sr. notes 6 1/2s, 2013	545,000	484,379	25,000	22,219	—	—

Citigroup, Inc. sr. unsec. bonds 6 7/8s, 2038	—	—	273,000	230,428	249,000	210,170

Citigroup, Inc. sub. notes 5s, 2014	—	—	516,000	395,623	475,000	364,188

CNA Financial Corp. unsec. notes 6 1/2s, 2016	1,415,000	1,306,755	165,000	152,378	175,000	161,613

CNA Financial Corp. unsec. notes 6s, 2011	885,000	882,377	165,000	164,511	170,000	169,496

Countrywide Financial Corp. company guaranty unsec.
unsub. notes FRN 2.931s, 2009	730,000	720,187	—	—	—	—

Credit Suisse Guernsey, Ltd. jr. sub. FRN 5.86s,
2049 (Guernsey)	—	—	490,000	370,963	420,000	317,968

Deutsche Bank Capital Funding Trust VII 144A FRB
5.628s, 2049	—	—	235,000	179,991	260,000	199,139

Developers Diversified Realty Corp. unsec. notes
5 3/8s, 2012 R	—	—	85,000	77,281	85,000	77,281

Dresdner Funding Trust I 144A bonds 8.151s, 2031	—	—	485,000	372,584	415,000	318,809

Duke Realty, LP sr. unsec. notes 6 1/2s, 2018	—	—	170,000	153,817	145,000	131,197

E*Trade Financial Corp. sr. unsec. notes 8s, 2011	80,000	69,600	110,000	95,700	50,000	43,500

E*Trade Financial Corp. sr. unsec. notes 7 3/8s, 2013	125,000	101,875	10,000	8,150	5,000	4,075

Equity One, Inc. notes 5 3/8s, 2015 R	—	—	190,000	161,787	195,000	166,045

Erac USA Finance Co. 144A company guaranty
6 3/8s, 2017	—	—	410,000	325,879	355,000	282,163

Fleet Capital Trust V bank guaranty FRN 3.876s, 2028	790,000	597,774	1,080,000	817,210	220,000	166,469

Fund American Cos., Inc. notes 5 7/8s, 2013	—	—	300,000	234,608	275,000	215,058

GATX Financial Corp. notes 5.8s, 2016	—	—	120,000	116,295	130,000	125,986

General Electric Capital Corp. sr. unsec. 5 5/8s, 2017	—	—	1,035,000	888,289	965,000	828,211

General Electric Capital Corp. sub. notes FRN
6 3/8s, 2067	—	—	720,000	582,604	555,000	449,090

Genworth Life Institutional Funding Trust notes Ser.
MTN, 5 7/8s, 2013	160,000	150,459	—	—	—	—

GMAC, LLC sr. unsec. unsub. notes 7 3/4s, 2010	140,000	83,827	180,000	107,778	95,000	56,883

GMAC, LLC sr. unsec. unsub. notes 7s, 2012	70,000	30,100	305,000	131,150	355,000	152,650

GMAC, LLC sr. unsec. unsub. notes 6 7/8s, 2012	370,000	147,067	470,000	186,815	240,000	95,395

GMAC, LLC sr. unsec. unsub. notes 6 7/8s, 2011	475,000	211,939	605,000	269,943	295,000	131,625

GMAC, LLC sr. unsec. unsub. notes 6 3/4s, 2014	261,000	100,175	295,000	113,225	153,000	58,724

GMAC, LLC sr. unsec. unsub. notes 6 5/8s, 2012	205,000	86,100	145,000	60,900	70,000	29,400

GMAC, LLC sr. unsec. unsub. notes FRN 5.011s, 2014	369,000	167,385	175,000	79,383	48,000	21,774

GMAC, LLC sr. unsec. unsub. notes FRN 4.054s, 2009	—	—	925,000	669,226	615,000	444,945

Goldman Sachs Group, Inc. (The) sr. notes 5.45s, 2012	—	—	465,000	413,850	420,000	373,800

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	—	—	1,115,000	780,500	995,000	696,500

Health Care REIT, Inc. sr. notes 6s, 2013 R	—	—	85,000	80,822	90,000	85,576

Highwood Properties, Inc. sr. unsec. bonds 5.85s, 2017 R	—	—	340,000	272,732	290,000	232,624

Hospitality Properties Trust notes 6 3/4s, 2013 R	—	—	175,000	159,587	175,000	159,587

HRPT Properties Trust bonds 5 3/4s, 2014 R	—	—	115,000	101,912	105,000	93,050

HRPT Properties Trust notes 6 1/4s, 2016 R	—	—	105,000	90,558	95,000	81,934

HSBC Finance Capital Trust IX FRN 5.911s, 2035	—	—	700,000	525,788	800,000	600,901

HSBC Holdings PLC sub. notes 6 1/2s, 2037
(United Kingdom)	—	—	1,805,000	1,535,089	1,375,000	1,169,389

HUB International Holdings, Inc. 144A sr. sub. notes
10 1/4s, 2015	70,000	55,300	70,000	55,300	30,000	23,700

CORPORATE BONDS AND NOTES* cont.		Growth 9.6%		Balanced 10.5%		Conservative 12.0%
Principal amount		Value	Principal amount	Value	Principal amount	Value

Financial cont.
HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014	$50,000	$44,500	$50,000	$44,500	$25,000	$22,250

ILFC E-Capital Trust II 144A FRB 6 1/4s, 2065	—	—	615,000	246,000	670,000	268,000

International Lease Finance Corp. sr. unsec.
6 3/8s, 2013	1,840,000	1,288,000	—	—	—	—

International Lease Finance Corp. sr. unsec. Ser.
MTN, 5 5/8s, 2013	625,000	437,500	—	—	—	—

iStar Financial, Inc. sr. unsec. notes Ser. B, 4 7/8s, 2009 R	275,000	165,000	980,000	588,000	820,000	492,000

JPMorgan Chase Bank NA sub. notes 6s, 2017	—	—	330,000	302,474	280,000	256,644

JPMorgan Chase Capital XVIII bonds Ser. R, 6.95s, 2036	—	—	343,000	265,948	300,000	232,608

JPMorgan Chase Capital XXV bonds 6.8s, 2037	—	—	330,000	252,963	285,000	218,468

Lehman Brothers E-Capital Trust I FRN
3.589s, 2065 (In default) †	1,375,000	138	1,845,000	185	—	—

Lender Processing Services, Inc. 144A sr. unsec. notes
8 1/8s, 2016	787,000	767,325	1,053,000	1,026,675	—	—

Leucadia National Corp. sr. unsec.
notes 8 1/8s, 2015	115,000	111,838	95,000	92,388	45,000	43,763

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	195,000	177,450	185,000	168,350	85,000	77,350

Liberty Mutual Group 144A company guaranty
FRB 10 3/4s, 2058	1,145,000	864,878	1,080,000	815,780	405,000	305,918

Liberty Mutual Insurance 144A notes 7.697s, 2097	—	—	490,000	392,863	510,000	408,898

Lincoln National Corp. jr. unsec. sub. deb. FRB 7s, 2066	—	—	190,000	144,891	210,000	160,143

Lincoln National Corp. sr. unsec. notes 6.3s, 2037	—	—	280,000	230,669	195,000	160,645

Loews Corp. notes 5 1/4s, 2016	—	—	95,000	91,446	100,000	96,259

Marsh & McLennan Cos., Inc. sr. unsec. notes
6 1/4s, 2012	—	—	625,000	621,258	565,000	561,617

Marsh & McLennan Cos., Inc. sr. unsec. notes 5 3/8s, 2014	—	—	380,000	351,896	345,000	319,484

Merrill Lynch & Co., Inc. notes 5.45s, 2013	—	—	185,000	162,218	205,000	179,755

Merrill Lynch & Co., Inc. notes FRN Ser. MTN, 3s, 2011	—	—	380,000	328,344	280,000	241,938

MetLife Capital Trust IV jr. sub. debs. 7 7/8s, 2067	—	—	1,500,000	1,027,995	1,300,000	890,929

MetLife Capital Trust X 144A collateral trust FRB
9 1/4s, 2068	700,000	680,319	—	—	—	—

MetLife, Inc. sr. unsec. notes Ser. A, 6.817s, 2018	955,000	903,625	875,000	827,929	510,000	482,564

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	—	—	125,000	126,409	425,000	429,791

Nationwide Health Properties, Inc. notes 6 1/2s, 2011 R	—	—	145,000	149,447	150,000	154,600

Nationwide Health Properties, Inc. unsec. notes
6 1/4s, 2013 R	—	—	520,000	517,766	425,000	423,174

Nationwide Mutual Insurance Co. 144A notes
8 1/4s, 2031	—	—	210,000	215,459	—	—

Nuveen Investments, Inc. sr. unsec. notes 5 1/2s, 2015	—	—	110,000	55,000	110,000	55,000

Nuveen Investments, Inc. 144A sr. notes 10 1/2s, 2015	180,000	138,600	155,000	119,350	75,000	57,750

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	—	—	295,000	316,933	330,000	354,535

Prudential Financial, Inc. jr. unsec. sub. notes FRN
8 7/8s, 2038	1,305,000	1,190,249	770,000	702,292	450,000	410,431

Prudential Holdings, LLC 144A bonds 8.695s, 2023	—	—	540,000	624,283	435,000	502,895

Regency Centers, LP sr. unsec. 5 7/8s, 2017	—	—	230,000	203,463	195,000	172,501

Rouse Co. (The) notes 7.2s, 2012 R	—	—	150,000	106,593	170,000	120,805

Rouse Co., LP (The) / TRC Property Holdings, Inc. 144A
sr. unsec. unsub. notes 6 3/4s, 2013 R	—	—	165,000	112,200	175,000	119,000

Royal Bank of Scotland Group PLC jr. sub. notes FRN Ser.
MTN, 7.64s, 2049 (United Kingdom)	—	—	400,000	319,757	300,000	239,818

Russian Agricultural Bank 144A notes 7 3/4s,
2018 (Luxembourg)	—	—	110,000	83,512	100,000	75,920

Russian Agricultural Bank 144A notes 7 1/8s,
2014 (Luxembourg)	120,000	99,300	110,000	91,025	100,000	82,750

Simon Property Group, LP unsub. bonds 5 3/4s, 2015 R	—	—	83,000	78,441	83,000	78,441

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	650,000	494,000	895,000	680,200	390,000	296,400

Sovereign Bancorp, Inc. sr. notes 4.8s, 2010	—	—	155,000	122,365	155,000	122,365

State Street Capital Trust IV company guaranty jr.
unsec. sub. bond FRB 3.819s, 2037	—	—	475,000	313,304	—	—

CORPORATE BONDS AND NOTES* cont.		Growth 9.6%		Balanced 10.5%		Conservative 12.0%
Principal amount		Value	Principal amount	Value	Principal amount	Value

Financial cont.
Stowe CDO 08-1 144A notes FRN 4.994s, 2010	$4,110,000	$4,033,965	$—	$—	$—	$—

Swiss Re Capital I, LP 144A company guaranty
FRN 6.854s, 2049 (United Kingdom)	—	—	185,000	156,762	195,000	165,235

Travelers Cos., Inc. (The) sr. unsec. notes 6 1/4s, 2037	—	—	255,000	217,642	220,000	187,769

Unitrin, Inc. sr. notes 6s, 2017	—	—	255,000	214,136	220,000	184,745

USI Holdings Corp. 144A sr. unsec. notes FRN
6.679s, 2014	45,000	34,200	45,000	34,200	20,000	15,200

VTB Capital SA 144A notes 6 7/8s, 2018 (Luxembourg)	876,000	673,425	800,000	615,000	687,000	528,131

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	—	—	865,000	512,919	755,000	447,692

Wells Fargo & Co. sr. notes 4 3/8s, 2013	—	—	730,000	671,032	660,000	606,687

Wells Fargo Capital XV jr. sub. unsec. company guaranty
FRN 9 3/4s, 2049	455,000	427,700	—	—	—	—

Westfield Group sr. notes 5.7s, 2016 (Australia)	—	—	205,000	176,617	230,000	198,155

Westpac Capital Trust III 144A sub. notes FRN 5.819s,
2049 (Australia)	—	—	295,000	257,597	230,000	200,838

Willis Group North America, Inc. company guaranty
6.2s, 2017	—	—	215,000	186,933	185,000	160,850

ZFS Finance USA Trust I 144A bonds FRB 6 1/2s, 2037	—	—	740,000	599,156	630,000	510,092

		21,186,382		31,783,134		24,149,284
Health Care		0.6%		0.6%		0.5%
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	—	—	1,595,000	1,456,248	1,195,000	1,091,045

AmerisourceBergen Corp. company guaranty sr.
unsec. notes 5 5/8s, 2012	195,000	188,838	—	—	—	—

AstraZeneca PLC sr. unsub. notes 5.9s, 2017
(United Kingdom)	—	—	655,000	644,935	565,000	556,318

Cardinal Health, Inc. sr. unsec. notes 5.65s, 2012	490,000	488,694	—	—	—	—

Cardinal Health, Inc. sr. unsec. unsub. notes 5 1/2s, 2013	4,045,000	3,877,523	—	—	—	—

Community Health Systems, Inc. company guaranty
8 7/8s, 2015	675,000	641,250	605,000	574,750	285,000	270,750

DaVita, Inc. company guaranty 6 5/8s, 2013	190,000	180,500	235,000	223,250	125,000	118,750

Elan Finance PLC/Elan Finance Corp. company guaranty
7 3/4s, 2011 (Ireland)	320,000	295,600	355,000	327,931	170,000	157,038

HCA, Inc. company guaranty sr. sec. notes 9 5/8s, 2016 ‡‡	146,000	138,700	158,000	150,100	76,000	72,200

HCA, Inc. sr. sec. notes 9 1/4s, 2016	530,000	515,425	370,000	359,825	185,000	179,913

HCA, Inc. sr. sec. notes 9 1/8s, 2014	219,000	212,978	167,000	162,408	79,000	76,828

HCA, Inc. sr. unsec. notes 7 7/8s, 2011	416,000	401,440	590,000	569,350	275,000	265,375

HCA, Inc. sr. unsec. notes 6 1/4s, 2013	50,000	41,750	48,000	40,080	—	—

Health Management Associates, Inc. sr. notes
6 1/8s, 2016	115,000	92,000	100,000	80,000	50,000	40,000

Healthsouth Corp. company guaranty 10 3/4s, 2016	150,000	151,500	145,000	146,450	65,000	65,650

Hospira, Inc. sr. notes 6.05s, 2017	—	—	190,000	181,154	125,000	119,181

Hospira, Inc. sr. notes 5.55s, 2012	—	—	265,000	264,854	230,000	229,874

IASIS Healthcare/IASIS Capital Corp. sr. sub. notes
8 3/4s, 2014	135,000	127,575	120,000	113,400	55,000	51,975

Omnicare, Inc. company guaranty 6 3/4s, 2013	60,000	54,450	85,000	77,138	40,000	36,300

Omnicare, Inc. sr. sub. notes 6 7/8s, 2015	35,000	31,150	45,000	40,050	25,000	22,250

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	170,000	152,575	240,000	215,400	110,000	98,725

Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	165,000	153,450	210,000	195,300	100,000	93,000

Select Medical Corp. company guaranty 7 5/8s, 2015	1,001,000	810,810	1,282,000	1,038,420	130,000	105,300

Service Corporation International sr. unsec. unsub.
notes 6 3/4s, 2016	255,000	218,025	360,000	307,800	170,000	145,350

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	205,000	192,700	270,000	253,800	125,000	117,500

Sun Healthcare Group, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	200,000	191,000	195,000	186,225	90,000	85,950

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	80,000	60,000	75,000	56,250	35,000	26,250

Surgical Care Affiliates, Inc. 144A sr. unsec. notes
8 7/8s, 2015 ‡‡	80,000	69,600	75,000	65,250	35,000	30,450

Tenet Healthcare Corp. notes 7 3/8s, 2013	300,000	273,000	360,000	327,600	165,000	150,150

Tenet Healthcare Corp. sr. notes 9 1/4s, 2015	20,000	18,900	25,000	23,625	15,000	14,175

CORPORATE BONDS AND NOTES* cont.		Growth 9.6%		Balanced 10.5%		Conservative 12.0%
Principal amount		Value	Principal amount	Value	Principal amount	Value

Health Care cont.
Tenet Healthcare Corp. sr. unsec. unsub. notes
6 3/8s, 2011	$428,000	$394,830	$443,000	$408,668	$65,000	$59,963

UnitedHealth Group, Inc. sr. unsec. notes
6 7/8s, 2038	—	—	150,000	134,097	140,000	125,157

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	—	—	215,000	194,491	205,000	185,445

UnitedHealth Group, Inc. sr. unsec. notes
5 1/2s, 2012	—	—	280,000	267,674	245,000	234,215

US Oncology Holdings, Inc. sr. unsec. notes
FRN 8.334s, 2012 ‡‡	123,000	94,710	123,000	94,710	53,000	40,810

US Oncology, Inc. company guaranty 9s, 2012	175,000	175,000	215,000	215,000	105,000	105,000

Vanguard Health Holding Co. II, LLC sr. sub.
notes 9s, 2014	250,000	241,250	255,000	246,075	120,000	115,800

Ventas Realty, LP/Capital Corp. company
guaranty 9s, 2012 R	165,000	172,013	235,000	244,988	110,000	114,675

Ventas Realty, LP/Capital Corp. sr. notes 6 3/4s, 2017 R	—	—	145,000	137,025	140,000	132,300

		10,657,236		10,024,321		5,333,662

Other		—%		—%		—%
Dow Jones CDX NA HY pass-through certificates
Ser. 5-T1, 8 3/4s, 2010	3,360,000	3,435,600	2,400,000	2,454,000	960,000	981,600

		3,435,600		2,454,000		981,600

Technology		0.7%		0.7%		0.7%
Activant Solutions, Inc. company guaranty
9 1/2s, 2016	70,000	51,800	70,000	51,800	35,000	25,900

Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012	208,000	160,160	280,000	215,600	130,000	100,100

Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	395,000	337,725	358,000	306,090	161,000	137,655

Arrow Electronics, Inc. debs. 7 1/2s, 2027	—	—	160,000	148,317	175,000	162,222

Arrow Electronics, Inc. unsec. notes 9.15s, 2010	1,405,000	1,497,613	—	—	—	—

Avnet, Inc. notes 6s, 2015	—	—	160,000	154,146	160,000	154,146

Celestica, Inc. sr. sub. notes 7 7/8s, 2011 (Canada)	60,000	58,200	85,000	82,450	40,000	38,800

Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)	175,000	159,250	145,000	131,950	65,000	59,150

Ceridian Corp. 144A sr. unsec. notes 11 1/4s, 2015	250,000	206,250	225,000	185,625	110,000	90,750

Compucom Systems, Inc. sr. sub. notes 12 1/2s, 2015	215,000	191,350	195,000	173,550	90,000	80,100

Computer Sciences Corp. sr. unsec. unsub. notes 5s, 2013	750,000	713,771	—	—	—	—

Computer Sciences Corp. 144A sr. unsec. notes
6 1/2s, 2018	1,190,000	1,142,966	2,870,000	2,756,566	2,625,000	2,521,250

Fiserv, Inc. sr. unsec. unsub. notes company guaranty
6.8s, 2017	—	—	280,000	270,213	250,000	241,262

Fiserv, Inc. sr. unsec. unsub. notes company guaranty
6 1/8s, 2012	—	—	280,000	271,508	250,000	242,418

Freescale Semiconductor, Inc. company guaranty sr.
unsec. notes 8 7/8s, 2014	460,000	317,400	340,000	234,600	160,000	110,400

Freescale Semiconductor, Inc. company guaranty sr. unsec.
sub. notes 10 1/8s, 2016	230,000	147,200	240,000	153,600	120,000	76,800

Freescale Semiconductor, Inc. company guaranty sr. unsec.
sub. notes 9 1/8s, 2014 ‡‡	225,000	141,750	240,000	151,200	120,000	75,600

IBM Corp. sr. unsec. notes 5.7s, 2017	—	—	415,000	400,698	435,000	420,009

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	60,000	60,900	70,000	71,050	35,000	35,525

Iron Mountain, Inc. company guaranty 8 5/8s, 2013	5,000	4,950	—	—	90,000	89,100

Iron Mountain, Inc. company guaranty 6 5/8s, 2016	245,000	230,300	90,000	84,600	40,000	37,600

Iron Mountain, Inc. company guaranty sr. unsec. sub.
notes 8s, 2020	470,000	457,075	625,000	607,813	—	—

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	2,455,000	2,407,842	—	—	—	—

Lucent Technologies, Inc. unsec. debs. 6.45s, 2029	315,000	192,150	275,000	167,750	130,000	79,300

Motorola, Inc. sr. notes 8s, 2011	1,790,000	1,800,615	—	—	—	—

Motorola, Inc. sr. unsec. notes 6 5/8s, 2037	—	—	230,000	167,657	200,000	145,789

Motorola, Inc. sr. unsec. notes 6s, 2017	—	—	170,000	143,629	145,000	122,507

Nortel Networks, Ltd. company guaranty sr. unsec.
notes 10 3/4s, 2016 (Canada)	50,000	30,625	60,000	36,750	30,000	18,375

Nortel Networks, Ltd. company guaranty sr. unsec.
notes FRN 7.041s, 2011 (Canada)	160,000	106,800	185,000	123,488	95,000	63,413

CORPORATE BONDS AND NOTES* cont.		Growth 9.6%		Balanced 10.5%		Conservative 12.0%
Principal amount		Value	Principal amount	Value	Principal amount	Value

Technology cont.
Nortel Networks, Ltd. 144A sr. unsec. notes company
guaranty 10 3/4s, 2016 (Canada)	$1,355,000	$829,938	$1,807,000	$1,106,788	$—	$—

NXP BV/NXP Funding, LLC company guaranty
9 1/2s, 2015 (Netherlands)	205,000	105,575	90,000	46,350	—	—

NXP BV/NXP Funding, LLC company guaranty sr. sec.
notes FRN 5.541s, 2013 (Netherlands)	170,000	112,200	185,000	122,100	95,000	62,700

NXP BV/NXP Funding, LLC sec. notes 7 7/8s,
2014 (Netherlands)	275,000	184,250	300,000	201,000	150,000	100,500

Open Solutions, Inc. 144A sr. sub. notes 9 3/4s, 2015	65,000	42,250	70,000	45,500	35,000	22,750

Sanmina Corp. company guaranty sr. unsec. sub.
notes 6 3/4s, 2013	315,000	275,625	417,000	364,875	—	—

Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016	493,000	419,050	651,000	553,350	—	—

Seagate Technology Hdd Holdings company guaranty
6.8s, 2016 (Cayman Islands)	95,000	80,916	105,000	89,434	50,000	42,588

SunGard Data Systems, Inc. company guaranty
10 1/4s, 2015	90,000	78,075	100,000	86,750	56,000	48,580

SunGard Data Systems, Inc. company guaranty
9 1/8s, 2013	590,000	531,000	491,000	441,900	221,000	198,900

Travelport, LLC company guaranty 9 7/8s, 2014	330,000	268,950	295,000	240,425	140,000	114,100

Tyco Electronics Group SA company guaranty
6.55s, 2017 (Luxembourg)	940,000	904,549	—	—	—	—

Tyco Electronics Group SA sr. unsec. notes company
guaranty 6s, 2012 (Luxembourg)	—	—	420,000	413,927	365,000	359,722

Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016	219,000	208,050	290,000	275,500	254,000	241,300

Xerox Corp. sr. notes 6.4s, 2016	—	—	335,000	311,981	285,000	265,417

		14,457,120		11,390,530		6,584,728
Transportation		0.1%		0.1%		0.2%
American Airlines, Inc. pass-through certificates Ser.
01-1, 6.817s, 2011	—	—	110,000	89,650	70,000	57,050

American Airlines, Inc. pass-through certificates Ser.
01-2, 7.858s, 2011	—	—	115,000	100,625	120,000	105,000

Continental Airlines, Inc. pass-through certificates Ser.
97-4A, 6.9s, 2018	—	—	56,051	50,306	46,710	41,922

Continental Airlines, Inc. pass-through certificates Ser.
98-1A, 6.648s, 2017	—	—	269,178	245,624	189,841	173,230

Continental Airlines, Inc. pass-through certificates Ser.
98-3, 6.32s, 2008	—	—	5,000	4,988	75,000	74,813

Delta Air Lines, Inc. pass-through certificates 6.821s, 2022	—	—	317,878	263,839	275,806	228,919

Northwest Airlines Corp. pass-through certificates Ser.
00-1, 7.15s, 2019	—	—	524,399	443,117	453,121	382,887

Ryder System, Inc. sr. unsec. unsub. notes Ser. MTN,
6s, 2013	1,645,000	1,570,197	—	—	—	—

Southwest Airlines Co. pass-through certificates
6.15s, 2022	—	—	62,838	59,772	125,676	119,543

Southwest Airlines Co. sr. unsec. unsub. notes 6 1/2s, 2012	590,000	584,115	—	—	—	—

Union Pacific Corp. sr. unsec. bonds 5.7s, 2018	—	—	30,000	28,213	—	—

Union Pacific Corp. sr. unsub. notes 5 3/4s, 2017	—	—	290,000	268,422	355,000	328,586

Union Pacific Corp. 144A pass-through certificates
5.214s, 2014	—	—	115,000	114,265	100,000	99,361

United Airlines, Inc. pass-through certificates 6.636s, 2022	—	—	242,622	186,819	204,564	157,514

		2,154,312		1,855,640		1,768,825
Utilities & Power		0.7%		1.3%		1.8%
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	—	—	165,000	159,507	190,000	183,675

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	120,000	108,300	105,000	94,763	50,000	45,125

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	258,000	260,580	331,000	334,310	133,000	134,330

American Water Capital Corp. sr. unsec. bonds
6.593s, 2037	—	—	165,000	147,393	145,000	129,527

American Water Capital Corp. sr. unsec. bonds
6.085s, 2017	—	—	190,000	175,745	160,000	147,996

Appalachian Power Co. sr. notes 5.8s, 2035	—	—	145,000	115,964	120,000	95,970

CORPORATE BONDS AND NOTES* cont.		Growth 9.6%		Balanced 10.5%		Conservative 12.0%
Principal amount		Value	Principal amount	Value	Principal amount	Value

Utilities & Power cont.
Arizona Public Services Co. notes 6 1/2s, 2012	$—	$—	$240,000	$238,711	$265,000	$263,577

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	—	—	320,000	301,120	275,000	258,775

Beaver Valley II Funding debs. 9s, 2017	—	—	290,000	310,030	322,000	344,241

Boardwalk Pipelines, LP company guaranty
5 7/8s, 2016	—	—	370,000	353,829	350,000	334,703

Bruce Mansfield Unit pass-through certificates
6.85s, 2034	—	—	865,000	859,059	735,000	729,952

CenterPoint Energy Houston Electric, LLC
general ref. mtge. Ser. M2, 5 3/4s, 2014	—	—	10,000	9,278	90,000	83,498

CenterPoint Energy Resources Corp. notes
7 3/4s, 2011	—	—	240,000	246,581	185,000	190,073

CMS Energy Corp. sr. notes 8 1/2s, 2011	170,000	173,943	150,000	153,479	70,000	71,623

CMS Energy Corp. unsub. notes 6.55s, 2017	—	—	20,000	17,800	15,000	13,350

Colorado Interstate Gas Co. debs. 6.85s, 2037	30,000	24,174	50,000	40,291	25,000	20,145

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	—	—	130,000	123,338	110,000	104,363

Commonwealth Edison Co. 1st mtge. 5.9s, 2036	—	—	385,000	313,806	330,000	268,976

Consolidated Natural Gas Co. sr. notes 5s, 2014	—	—	180,000	165,811	315,000	290,169

Dayton Power & Light Co. (The) 1st mtge. 5 1/8s, 2013	—	—	144,000	143,055	135,000	134,114

Dominion Resources, Inc. jr. sub. notes FRN 6.3s, 2066	—	—	525,000	462,105	405,000	356,481

Dominion Resources, Inc. sr. unsec. notes 6.4s, 2018	3,975,000	3,801,849	—	—	—	—

Dominion Resources, Inc. sr. unsec. unsub. notes Ser.
07-A, 6s, 2017	1,320,000	1,250,885	455,000	431,176	290,000	274,816

Dynegy Holdings, Inc. sr. unsec. notes 8 3/8s, 2016	255,000	221,850	250,000	217,500	115,000	100,050

Dynegy-Roseton Danskamme company guaranty
Ser. B, 7.67s, 2016	145,000	130,500	195,000	175,500	90,000	81,000

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	70,000	65,800	80,000	75,200	40,000	37,600

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	75,000	72,000	90,000	86,400	45,000	43,200

Edison Mission Energy sr. unsec. notes 7.2s, 2019	215,000	189,200	205,000	180,400	95,000	83,600

Edison Mission Energy sr. unsec. notes 7s, 2017	195,000	175,500	140,000	126,000	65,000	58,500

El Paso Corp. sr. notes Ser. MTN, 7 3/4s, 2032	225,000	188,314	215,000	179,945	95,000	79,511

Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	—	—	215,000	198,073	225,000	207,285

Ferrellgas, LP/Finance sr. notes 6 3/4s, 2014	215,000	175,225	300,000	244,500	140,000	114,100

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	—	—	2,795,000	2,808,332	2,535,000	2,547,092

Florida Power Corp. 1st mtge. 6.35s, 2037	—	—	280,000	263,192	275,000	258,492

Indianapolis Power & Light 144A 1st mtge. 6.3s, 2013	—	—	115,000	116,980	110,000	111,894

Indiantown Cogeneration, LP 1st mtge. Ser. A-10,
9.77s, 2020	—	—	215,000	225,898	225,000	236,405

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	105,000	100,275	230,000	219,650	200,000	191,000

ITC Holdings Corp. 144A notes 5 7/8s, 2016	—	—	260,000	244,975	285,000	268,530

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	—	—	305,000	282,803	225,000	208,625

Kansas Gas & Electric bonds 5.647s, 2021	—	—	79,549	75,170	74,870	70,749

Kinder Morgan, Inc. notes 6s, 2017	—	—	175,000	158,160	150,000	135,566

Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	—	—	122,000	117,425	126,000	121,275

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	—	—	540,000	454,183	565,000	475,210

MidAmerican Energy Holdings Co. sr. unsec. bonds
6 1/2s, 2037	—	—	445,000	390,425	280,000	245,661

Mirant Americas Generation, Inc. sr. unsec. notes
8.3s, 2011	215,000	206,938	215,000	206,938	100,000	96,250

Mirant North America, LLC company guaranty
7 3/8s, 2013	375,000	352,500	410,000	385,400	205,000	192,700

National Fuel Gas Co. notes 5 1/4s, 2013	—	—	145,000	139,530	100,000	96,227

Nevada Power Co. general ref. mtge. Ser. L, 5 7/8s, 2015	—	—	110,000	103,915	145,000	136,978

Northwestern Corp. sec. notes 5 7/8s, 2014	—	—	265,000	253,261	285,000	272,375

NRG Energy, Inc. company guaranty 7 3/8s, 2017	100,000	91,000	110,000	100,100	55,000	50,050

NRG Energy, Inc. sr. notes 7 3/8s, 2016	945,000	850,500	894,000	804,600	377,000	339,300

Oncor Electric Delivery Co. debs. 7s, 2022	—	—	63,000	52,897	56,000	47,019

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	—	—	260,000	221,764	225,000	191,911

PacifiCorp Sinking Fund 1st mtge. 6 1/4s, 2037	—	—	205,000	186,056	180,000	163,366

CORPORATE BONDS AND NOTES* cont.		Growth 9.6%		Balanced 10.5%		Conservative 12.0%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Utilities & Power cont.
PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	$346,000	$340,810	$457,000	$450,145	$—	$—

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	—	—	260,000	249,884	285,000	273,912

Power Receivable Finance, LLC 144A sr. notes
6.29s, 2012	—	—	155,732	161,139	134,616	139,290

PPL Energy Supply, LLC bonds Ser. A, 5.7s, 2015	—	—	135,000	122,758	145,000	131,851

PSEG Energy Holdings, Inc. sr. notes 8 1/2s, 2011	175,000	177,154	225,000	227,769	110,000	111,354

Public Service Co. of Colorado sr. notes Ser. A,
6 7/8s, 2009	—	—	215,000	219,311	205,000	209,110

Puget Sound Energy, Inc. jr. sub. FRN Ser. A,
6.974s, 2067	—	—	415,000	350,675	355,000	299,975

Sierra Pacific Power Co. general ref. mtge. Ser. P,
6 3/4s, 2037	—	—	755,000	676,482	600,000	537,601

Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014	90,000	92,176	125,000	128,022	60,000	61,451

Southern California Edison Co. 1st mtge. Ser. 06-E,
5.55s, 2037	—	—	270,000	233,923	280,000	242,586

Southern California Edison Co. notes 6.65s, 2029	—	—	255,000	239,883	275,000	258,697

Southern Natural Gas. Co. 144A notes 5.9s, 2017	—	—	155,000	136,715	130,000	114,664

Spectra Energy Capital, LLC sr. notes 8s, 2019	—	—	250,000	257,790	215,000	221,699

Spectra Energy Capital, LLC sr. unsec. unsub.
notes 5.668s, 2014	1,645,000	1,572,228	—	—	—	—

Taqa Abu Dhabi National Energy sr. unsec. notes
7 1/4s, 2018 (United Arab Emirates)	890,000	862,953	1,190,000	1,153,836	895,000	867,801

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 7.2s, 2011	270,000	275,141	610,000	621,615	430,000	438,188

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	10,000	9,578	10,000	9,578	5,000	4,789

Tennessee Gas Pipeline Co. sr. unsec. unsub.
debs. 7 1/2s, 2017	25,000	24,352	30,000	29,222	15,000	14,611

TEPPCO Partners, LP company guaranty FRB 7s, 2067	—	—	205,000	172,097	175,000	146,912

Texas Competitive Electric Holdings Co., LLC
company guaranty 10 1/4s, 2015	735,000	663,338	655,000	591,138	310,000	279,775

TransAlta Corp. notes 5 3/4s, 2013 (Canada)	—	—	140,000	134,071	150,000	143,648

TransCanada Pipelines, Ltd. jr. sub. FRN 6.35s,
2067 (Canada)	—	—	180,000	142,395	155,000	122,618

TXU Corp. sr. notes Ser. P, 5.55s, 2014	525,000	391,785	554,000	413,426	237,000	176,863

West Penn Power Co. 1st mtge. 5.95s, 2017	—	—	535,000	521,029	420,000	409,032

Westar Energy, Inc. 1st mtge. 5.15s, 2017	—	—	15,000	13,522	45,000	40,565

Westar Energy, Inc. 1st mtge. 5.1s, 2020	—	—	175,000	150,173	165,000	141,591

Williams Partners, LP/ Williams Partners Finance
Corp. sr. unsec. notes 7 1/4s, 2017	80,000	74,400	85,000	79,050	40,000	37,200

		12,923,248		21,977,971		17,162,783
Total corporate bonds and notes
(cost $212,274,911, $209,607,003 and $135,555,441)		$190,529,872		$180,757,726		$117,984,946

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS*	Principal amount	Value	Principal amount	Value	Principal amount	Value

Adjustable Rate Mortgage Trust FRB
Ser. 04-5, Class 3A1, 4.945s, 2035	$596,111	$470,928	$1,639,307	$1,295,052	$1,168,357	$923,002

Asset Backed Funding Certificates 144A
FRB Ser. 06-OPT3, Class B, 5.707s, 2036	—	—	89,000	3,062	58,000	1,995

Asset Securitization Corp.
Ser. 96-MD6, Class A7, 8.631s, 2029	—	—	397,669	399,946	443,097	445,634
Ser. 96-D3, Class A1C, 7.4s, 2026	30,411	30,642	186,128	187,542	133,001	134,012
FRB Ser. 97-D5, Class A5, 7.185s, 2043	150,000	152,683	234,000	238,186	247,000	251,419

Banc of America Alternative Loan Trust
Ser. 06-7, Class A2, 5.707s, 2036	2,852,000	1,796,760	—	—	—	—

Banc of America Commercial Mortgage, Inc.
Ser. 01-1, Class G, 7.324s, 2036	—	—	200,000	200,808	200,000	200,808
Ser. 08-1, Class A3, 6.309s, 2014	5,700,000	5,458,670	—	—	—	—

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.838s, 2049	$167,000	$156,509	$748,000	$701,009	$—	$—
Ser. 06-4, Class A4, 5.634s, 2046	—	—	920,000	858,732	1,140,000	1,064,081
Ser. 07-2, Class A2, 5.634s, 2049	146,000	136,977	479,000	449,398	434,000	407,179
Ser. 06-4, Class A2, 5.522s, 2046	620,000	596,572	3,157,000	3,037,704	2,319,000	2,231,370
Ser. 04-3, Class A5, 5.493s, 2039	230,000	213,900	920,000	855,600	930,000	864,900
Ser. 05-6, Class A2, 5.165s, 2047	204,000	198,944	304,000	296,466	371,000	361,806
Ser. 07-5, Class XW, Interest Only (IO), 0.607s, 2051	4,506,066	103,668	20,662,788	475,373	18,449,702	424,459
Ser. 07-1, Class XW, IO, 0.465s, 2049	1,829,738	28,407	9,948,391	154,453	5,091,359	79,045
Ser. 06-1, Class XC, IO, 0.075s, 2045	1,753,029	9,524	11,545,778	62,724	12,677,718	68,873

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	—	—	133,000	115,966	133,000	115,966
Ser. 02-PB2, Class XC, IO, 0.294s, 2035	2,527,504	44,737	3,762,382	66,594	2,236,552	39,587
Ser. 04-4, Class XC, IO, 0.189s, 2042	4,097,093	54,823	11,629,316	155,612	9,166,701	122,660
Ser. 04-5, Class XC, IO, 0.17s, 2041	5,819,031	62,155	14,124,683	150,870	14,613,361	156,090
Ser. 05-1, Class XW, IO, 0.144s, 2042	18,931,777	45,825	—	—	23,759,747	57,511
Ser. 06-4, Class XC, IO, 0.108s, 2046	4,114,553	41,982	19,030,927	194,180	15,910,400	162,340
Ser. 05-4, Class XC, IO, 0.092s, 2045	6,199,471	36,189	17,644,422	102,998	17,711,797	103,392
Ser. 06-5, Class XC, IO, 0.09s, 2016	3,291,741	37,158	35,280,304	398,250	30,035,397	339,045

Banc of America Funding Corp. FRB Ser.
06-D, Class 6A1, 5.992s, 2036	3,999,173	2,679,446	1,796,719	1,203,802	1,575,620	1,055,665

Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 3.438s, 2018	25,000	24,210	70,000	67,788	73,000	70,693
FRB Ser. 04-BBA4, Class G, 3.188s, 2018	—	—	94,000	90,757	98,000	94,619

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 4.488s, 2022	190,000	155,857	186,000	152,576	187,000	153,396
FRB Ser. 05-MIB1, Class J, 3.538s, 2022	100,000	83,670	409,000	342,210	343,000	286,988

Banc of America Mortgage Securities
FRB Ser. 03-F, Class 2A1, 4.671s, 2033	75,597	69,549	207,702	191,086	148,315	136,450
Ser. 05-E, Class 2, IO, 0.3s, 2035	1,921,334	6,530	6,420,855	21,821	6,182,385	21,010
Ser. 04-D, Class 2A, IO, 0.23s, 2034	674,866	633	2,299,581	2,156	2,213,680	2,075

Banc of America Structured Security Trust 144A
Ser. 02-X1, Class A3, 5.436s, 2033	—	—	292,680	293,090	300,262	300,683

Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1, 3.507s, 2035	29,577	25,510	226,758	195,578	167,603	144,558
Ser. 06-2A, IO, 1.798s, 2036	128,277	9,249	615,129	44,351	585,123	42,187
Ser. 04-3, IO, 1.6s, 2035	256,116	9,425	652,575	24,015	642,187	23,632
Ser. 05-1A, IO, 1.6s, 2035	357,649	17,096	995,430	47,582	951,058	45,461
Ser. 05-3A, IO, 1.6s, 2035	1,060,956	65,991	3,418,148	212,609	3,087,501	192,043
Ser. 07-5A, IO, 1.55s, 2037	—	—	5,092,153	625,316	4,293,977	527,300
Ser. 07-2A, IO, 1.3s, 2037	1,896,123	188,664	5,223,623	519,751	4,464,603	444,228
Ser. 07-1, Class S, IO, 1.211s, 2037	1,158,502	105,655	7,222,291	658,673	3,343,584	304,935
Ser. 06-4A, IO, 1.14s, 2036	336,369	33,469	977,737	97,285	1,157,250	115,146

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	2,171,690	1,368,165	2,887,566	1,819,167	—	—
Ser. 04-9, Class 1A1, 5.9s, 2034	15,348	12,168	29,442	23,342	26,859	21,294
FRB Ser. 06-6, Class 2A1, 5.899s, 2036	1,083,463	667,287	1,449,419	892,674	—	—
FRB Ser. 05-7, Class 23A1, 5.649s, 2035	2,765,970	1,991,450	1,181,913	850,956	—	—

Bear Stearns Asset Backed Securities, Inc. FRB Ser.
06-2, Class A1, 3.337s, 2036	115,330	108,641	—	—	—	—

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.447s, 2032	—	—	189,000	169,007	124,000	110,883
Ser. 07-PW17, Class A3, 5.736s, 2050	1,999,000	1,895,112	8,933,000	8,468,752	7,002,000	6,638,106
Ser. 04-PR3I, Class X1, IO, 0.383s, 2041	451,343	6,891	3,023,757	46,164	4,913,101	75,008
Ser. 05-PWR9, Class X1, IO, 0.105s, 2042	—	—	8,766,807	66,189	13,205,021	99,698

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.883s, 2038	3,179,474	114,715	8,725,712	314,824	7,995,266	288,469
Ser. 06-PW14, Class X1, IO, 0.088s, 2038	3,419,322	47,494	9,382,817	130,327	8,598,851	119,438

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 07-PW15, Class X1, IO, 0.077s, 2044	$6,173,818	$57,602	$29,293,557	$273,309	$19,916,953	$185,825
Ser. 05-PW10, Class X1, IO, 0.072s, 2040	11,326,812	36,699	—	—	—	—
Ser. 07-PW18, Class X1, IO, 0.062s, 2050	1,063,407	8,893	6,629,834	55,444	4,455,137	37,257
Ser. 07-PW16, Class X, IO, 0.032s, 2040	10,164,139	7,928	87,248,340	68,054	56,126,021	43,778

Bear Stearns Small Balance Commercial Trust 144A
Ser. 06-1A, Class AIO, IO, 1s, 2034	—	—	1,608,600	20,359	1,676,400	21,217

Chase Commercial Mortgage Securities Corp.
Ser. 00-3, Class A2, 7.319s, 2032	8,928	9,261	105,353	109,279	103,567	107,426

Chase Commercial Mortgage Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	—	—	962,000	963,162	896,000	897,082
Ser. 98-1, Class G, 6.56s, 2030	—	—	249,000	224,837	231,000	208,584
Ser. 98-1, Class H, 6.34s, 2030	91,000	69,234	371,000	282,263	362,000	275,415

Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.299s, 2014	2,270,000	2,103,383	2,995,000	2,775,169	—	—
Ser. 08-C7, Class A2A, 6.034s, 2049	1,230,000	1,183,261	1,630,000	1,568,062	—	—

Citigroup Commercial Mortgage Trust 144A
Ser. 05-C3, Class XC, IO, 0.138s, 2043	13,309,951	116,462	24,745,613	216,524	23,805,577	208,299
Ser. 06-C5, Class XC, IO, 0.085s, 2049	6,611,228	77,992	37,165,687	438,439	40,214,578	474,406

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 6.202s, 2036	1,447,196	1,000,784	1,934,658	1,337,880	—	—
FRB Ser. 06-AR7, Class 2A2A, 5.654s, 2036	4,119,077	2,595,019	—	—	—	—
IFB Ser. 07-6, Class 2A5, IO, 3.443s, 2037	634,465	43,818	1,602,579	110,679	1,362,103	94,071

Citigroup/Deutsche Bank Commercial Mortgage
Trust Ser. 06-CD3, Class A4, 5.658s, 2048	106,000	100,364	473,000	447,848	375,000	355,060

Citigroup/Deutsche Bank Commercial
Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.56s, 2049	3,343,007	66,860	10,023,036	200,461	7,955,978	159,120
Ser. 06-CD2, Class X, IO, 0.128s, 2046	2,478,690	9,789	16,371,640	64,656	17,965,296	70,950
Ser. 07-CD5, Class XS, IO, 0.067s, 2044	—	—	3,223,925	23,060	—	—
Ser. 07-CD4, Class XC, IO, 0.057s, 2049	11,181,267	87,790	33,518,859	263,175	26,605,388	208,894

CNL Funding Ser. 99-1, Class A2, 7.645s, 2014	119,387	125,509	445,257	468,087	279,876	294,226

Commercial Mortgage Acceptance Corp. Ser.
97-ML1, IO, 1.217s, 2017	417,399	14,854	1,575,935	56,081	1,023,645	36,427

Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	—	—	415,000	420,245	404,000	409,106
Ser. 98-C2, Class F, 5.44s, 2030	1,370,000	1,247,372	2,607,000	2,373,648	2,247,000	2,045,871

Commercial Mortgage Loan Trust Ser. 08-LS1,
Class A4B, 6.22s, 2017	166,000	151,043	842,000	766,136	618,000	562,318

Commercial Mortgage Pass-Through Certificates 144A
Ser. 06-CN2A, Class H, 5.756s, 2019	66,000	53,725	197,000	160,361	218,000	177,456
Ser. 06-CN2A, Class J, 5.756s, 2019	53,000	41,860	158,000	124,791	174,000	137,428
FRB Ser. 01-J2A, Class A2F, 2.988s, 2034	118,000	103,840	326,000	286,880	314,000	276,320
Ser. 03-LB1A, Class X1, IO, 0.5s, 2038	866,370	32,751	1,841,903	69,628	1,990,918	75,261
Ser. 05-LP5, Class XC, IO, 0.108s, 2043	5,686,706	45,116	12,667,003	100,494	12,322,883	97,764
Ser. 05-C6, Class XC, IO, 0.088s, 2044	8,734,625	49,171	25,605,572	144,144	12,860,543	72,397
Ser. 06-C8, Class XS, IO, 0.078s, 2046	10,571,295	110,460	28,596,952	298,810	26,053,430	272,233

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	3,906,594	2,381,069	—	—	—	—
Ser. 06-J8, Class A4, 6s, 2037	3,164,510	1,612,318	1,352,246	688,969	—	—
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047	1,453,528	1,190,303	746,285	611,137	700,486	573,633
IFB Ser. 04-2CB, Class 1A5, IO, 4.393s, 2034	181,974	9,511	36,500	1,908	101,359	5,298
Ser. 05-24, Class 1AX, IO, 1.222s, 2035	1,359,095	32,013	1,975,738	46,538	1,893,177	44,593

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.714s, 2035	3,953,321	2,806,858	798,190	566,715	—	—
Ser. 05-9, Class 1X, IO, 3.126s, 2035	452,816	10,471	1,605,312	37,123	1,535,372	35,505
Ser. 05-2, Class 2X, IO, 1.16s, 2035	614,577	13,324	1,709,197	37,055	1,632,524	35,393

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	$102,967	$97,146	$—	$—	$192,661	$181,772
IFB Ser. 05-R1, Class 1AS, IO, 3.523s, 2035	239,468	13,769	1,712,170	98,450	1,707,446	98,178
IFB Ser. 05-R2, Class 1AS, IO, 3.168s, 2035	230,811	11,829	1,494,228	76,579	1,376,982	70,570

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 6.004s, 2039	587,000	554,806	2,631,000	2,486,703	2,064,000	1,950,800
Ser. 06-C5, Class AX, IO, 0.109s, 2039	6,729,985	87,645	18,208,205	237,125	16,591,933	216,077

Credit Suisse Mortgage Capital Certificates 144A
FRB Ser. 06-TFLA, Class K, 3.688s, 2021	50,000	37,500	—	—	484,000	363,000
Ser. 07-C2, Class AX, IO, 0.279s, 2049	17,341,833	133,844	47,679,809	367,993	37,661,658	290,673
Ser. 06-C4, Class AX, IO, 0.104s, 2039	6,328,209	78,882	29,238,258	364,459	24,436,656	304,606
Ser. 07-C1, Class AX, IO, 0.083s, 2040	7,606,195	61,937	36,549,998	297,627	24,807,836	202,010
Ser. 06-C3, Class AX, IO, 0.031s, 2038	15,407,972	1,541	68,214,320	6,821	73,796,286	7,380

CRESI Finance Limited Partnership 144A FRB
Ser. 06-A, Class C, 3.807s, 2017	—	—	155,000	139,252	161,000	144,642

Criimi Mae Commercial Mortgage Trust 144A
Ser. 98-C1, Class B, 7s, 2033	969,160	978,838	—	—	—	—

Crown Castle Towers, LLC 144A Ser. 05-1A,
Class D, 5.612s, 2035	228,000	217,512	620,000	591,480	597,000	569,538

CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	52,000	53,018	303,000	308,933	294,000	299,757
Ser. 04-C2, Class A2, 5.416s, 2036	260,000	244,166	1,050,000	986,055	1,050,000	986,055

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C2, Class F, 6 3/4s, 2030	353,000	343,008	—	—	—	—
FRB Ser. 04-TF2A, Class J, 3.438s, 2016	153,000	137,700	310,000	279,000	349,000	314,100
FRB Ser. 05-TFLA, Class J, 3.438s, 2020	—	—	67,000	62,310	65,500	60,915
FRB Ser. 05-TF2A, Class J, 3.388s, 2020	43,847	39,900	148,024	134,702	148,683	135,302
FRB Ser. 04-TF2A, Class H, 3.188s, 2019	100,000	93,000	132,000	122,760	128,000	119,040
Ser. 01-CK1, Class AY, IO, 0.9s, 2035	4,556,779	64,706	12,621,569	179,226	12,145,352	172,464
Ser. 03-C3, Class AX, IO, 0.576s, 2038	7,127,736	267,511	13,815,010	518,491	15,979,534	599,728
Ser. 02-CP3, Class AX, IO, 0.497s, 2035	1,194,015	42,066	8,140,006	286,775	5,879,270	207,129
Ser. 04-C4, Class AX, IO, 0.27s, 2039	673,645	13,314	4,513,228	89,199	3,566,691	70,492
Ser. 05-C2, Class AX, IO, 0.163s, 2037	5,679,240	70,968	13,082,432	163,478	16,492,499	206,090

Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class X, IO, 0.776s, 2031	529,902	13,122	2,053,523	50,852	1,537,708	38,079

DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	37,430	38,112	453,002	461,252	444,364	452,457
Ser. 99-CG2, Class B3, 6.1s, 2032	—	—	378,000	375,908	332,000	330,163
Ser. 99-CG2, Class B4, 6.1s, 2032	—	—	571,000	543,611	551,000	524,571
Ser. 98-CF2, Class B3, 6.04s, 2031	—	—	100,000	99,954	100,000	99,954

Fannie Mae
IFB Ser. 06-70, Class SM, 27.567s, 2036	—	—	95,883	123,182	89,932	115,536
IFB Ser. 07-75, Class JS, 26.705s, 2037	167,190	215,228	835,948	1,076,142	668,759	860,914
IFB Ser. 07-80, Class AS, 23.705s, 2037	—	—	545,393	658,646	444,362	536,637
IFB Ser. 07-1, Class NR, 23.128s, 2037	457,988	504,022	—	—	—	—
IFB Ser. 07-75, Class CS, 23.052s, 2037	—	—	570,557	717,503	474,550	596,770
IFB Ser. 06-62, Class PS, 20.659s, 2036	171,294	209,731	326,601	399,887	265,697	325,316
IFB Ser. 06-48, Class TQ, 20.359s, 2036	—	—	565,464	670,042	597,298	707,763
IFB Ser. 06-70, Class SJ, 20.359s, 2036	175,287	215,770	—	—	76,544	94,223
IFB Ser. 06-76, Class QB, 20.359s, 2036	293,899	356,777	463,517	562,683	416,618	505,750
IFB Ser. 07-60, Class SB, 20.359s, 2037	—	—	443,723	508,599	344,058	394,363
IFB Ser. 06-63, Class SP, 20.059s, 2036	321,242	384,099	507,594	606,914	456,133	545,383
IFB Ser. 07-W7, Class 1A4, 19.939s, 2037	231,794	224,841	515,527	500,061	438,583	425,425
IFB Ser. 07-81, Class SC, 18.559s, 2037	—	—	690,303	759,664	548,472	603,583
IFB Ser. 07-1, Class NK, 18.112s, 2037	251,814	295,660	1,645,754	1,932,319	1,265,305	1,485,625
IFB Ser. 06-104, Class GS, 17.994s, 2036	—	—	212,052	248,287	213,635	250,140
IFB Ser. 06-104, Class ES, 17.416s, 2036	114,422	133,734	501,877	586,587	572,108	668,672
IFB Ser. 05-37, Class SU, 16.372s, 2035	111,536	126,711	446,141	506,843	446,141	506,843

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

Fannie Mae
IFB Ser. 06-49, Class SE, 16.172s, 2036	$276,667	$307,910	$781,363	$869,603	$676,916	$753,360
IFB Ser. 06-60, Class AK, 15.972s, 2036	127,630	142,278	509,742	568,244	392,229	437,244
IFB Ser. 06-60, Class TK, 15.772s, 2036	83,897	92,930	217,293	240,689	204,709	226,749
IFB Ser. 06-104, Class CS, 15.269s, 2036	133,125	147,149	553,114	611,381	684,521	756,631
IFB Ser. 07-30, Class FS, 14.974s, 2037	623,102	662,694	1,672,176	1,778,426	1,285,630	1,367,319
IFB Ser. 07-96, Class AS, 14.116s, 2037	90,989	93,168	955,387	978,269	798,886	818,019
IFB Ser. 05-25, Class PS, 14.05s, 2035	101,474	108,199	94,067	100,301	74,069	78,977
IFB Ser. 06-30, Class HK, 13.772s, 2036	167,428	170,226	—	—	—	—
IFB Ser. 06-115, Class ES, 13.732s, 2036	—	—	681,073	724,079	523,774	556,847
IFB Ser. 06-8, Class PK, 13.572s, 2036	181,958	193,999	540,083	575,825	593,843	633,143
IFB Ser. 05-57, Class CD, 13.099s, 2035	133,182	140,995	239,727	253,791	233,068	246,742
IFB Ser. 05-74, Class CP, 12.991s, 2035	136,172	143,756	288,683	304,763	290,044	306,200
IFB Ser. 05-115, Class NQ, 12.912s, 2036	—	—	166,775	166,570	168,029	167,823
IFB Ser. 05-99, Class SA, 12.808s, 2035	70,459	75,170	338,909	361,569	340,318	363,072
IFB Ser. 05-106, Class US, 12.808s, 2035	219,604	240,277	700,377	766,309	703,148	769,341
IFB Ser. 06-8, Class HP, 12.808s, 2036	155,175	167,732	440,424	476,064	486,825	526,219
IFB Ser. 06-8, Class WK, 12.808s, 2036	162,690	173,973	713,395	762,871	784,978	839,419
IFB Ser. 06-27, Class SP, 12.808s, 2036	185,590	201,343	419,432	455,035	462,117	501,343
IFB Ser. 05-45, Class DA, 12.661s, 2035	163,340	169,364	489,340	507,386	571,011	592,067
IFB Ser. 05-74, Class DM, 12 5/8s, 2035	197,112	211,357	673,524	722,199	648,450	695,312
IFB Ser. 05-45, Class DC, 12.551s, 2035	136,116	145,605	476,409	509,617	340,292	364,012
IFB Ser. 06-46, Class SK, 12.441s, 2036	213,747	217,920	—	—	—	—
IFB Ser. 06-60, Class CS, 12.331s, 2036	109,169	108,039	238,648	236,178	214,952	212,728
IFB Ser. 05-57, Class DC, 11.353s, 2034	124,864	131,538	392,432	413,406	380,540	400,878
IFB Ser. 05-74, Class SK, 11.311s, 2035	157,278	159,130	535,833	542,146	516,088	522,168
IFB Ser. 05-74, Class CS, 11.201s, 2035	136,172	143,445	328,853	346,419	330,896	348,570
IFB Ser. 04-79, Class S, 10.981s, 2032	54,085	54,379	—	—	—	—
IFB Ser. 05-114, Class SP, 10.761s, 2036	—	—	208,148	208,198	209,640	209,691
IFB Ser. 05-45, Class PC, 10.629s, 2034	61,051	62,381	184,274	188,288	184,834	188,860
IFB Ser. 05-95, Class OP, 10.45s, 2035	—	—	210,868	204,739	211,797	205,641
IFB Ser. 05-95, Class CP, 10.35s, 2035	—	—	61,118	62,306	61,118	62,306
IFB Ser. 05-106, Class JC, 10.18s, 2035	—	—	155,293	146,563	147,738	139,433
FRB Ser. 03-W6, Class PT1, 9.998s, 2042	29,656	34,165	118,149	136,111	69,027	79,521
Ser. 02-T1, Class A4, 9 1/2s, 2031	3,611	3,945	—	—	—	—
Ser. 02-T4, Class A4, 9 1/2s, 2041	27,919	30,377	226,153	246,068	29,016	31,571
Ser. 02-T6, Class A3, 9 1/2s, 2041	28,421	31,318	72,425	79,806	71,427	78,707
Ser. 02-T12, Class A4, 9 1/2s, 2042	14,479	15,777	37,018	40,338	36,421	39,688
IFB Ser. 05-83, Class QP, 9.056s, 2034	—	—	117,903	112,324	117,903	112,324
Ser. 04-T3, Class PT1, 9.055s, 2044	29,151	31,653	193,669	210,294	92,144	100,054
IFB Ser. 05-72, Class SB, 8.858s, 2035	—	—	713,016	685,234	546,519	525,224
Ser. 383, Class 90, IO, 8s, 2037	76,533	13,157	101,023	17,367	—	—
Ser. 383, Class 91, IO, 8s, 2037	77,802	13,967	80,914	14,526	—	—
Ser. 383, Class 87, IO, 7 1/2s, 2037	189,512	36,592	272,694	52,653	—	—
Ser. 383, Class 88, IO, 7 1/2s, 2037	151,423	28,153	218,398	40,606	—	—
Ser. 383, Class 89, IO, 7 1/2s, 2037	118,412	23,290	170,652	33,565	—	—
Ser. 386, Class 26, IO, 7 1/2s, 2038	143,486	26,867	206,513	38,668	—	—
Ser. 386, Class 27, IO, 7 1/2s, 2037	83,645	16,875	120,387	24,287	—	—
Ser. 386, Class 28, IO, 7 1/2s, 2037	82,151	16,133	117,939	23,161	—	—
Ser. 99-T2, Class A1, 7 1/2s, 2039	85,228	90,452	23,136	24,554	18,289	19,410
Ser. 00-T6, Class A1, 7 1/2s, 2030	—	—	—	—	904	949
Ser. 01-T1, Class A1, 7 1/2s, 2040	11,329	11,975	113,681	120,166	79,824	84,378
Ser. 01-T3, Class A1, 7 1/2s, 2040	11,448	12,048	29,001	30,522	30,146	31,727
Ser. 01-T4, Class A1, 7 1/2s, 2028	16,642	17,717	109,840	116,932	89,869	95,672
Ser. 01-T5, Class A3, 7 1/2s, 2030	10,299	10,772	223,445	233,708	45,226	47,304
Ser. 01-T10, Class A2, 7 1/2s, 2041	7,985	8,270	85,455	88,517	65,869	68,229
Ser. 01-T12, Class A2, 7 1/2s, 2041	42,028	44,425	116,967	123,640	112,231	118,634
Ser. 02-14, Class A2, 7 1/2s, 2042	107,062	113,132	418,701	442,442	498,219	526,469

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

Fannie Mae
Ser. 02-26, Class A2, 7 1/2s, 2048	$69,028	$72,458	$396,870	$416,589	$347,439	$364,703
Ser. 02-T1, Class A3, 7 1/2s, 2031	27,445	29,141	568,404	603,528	85,947	91,258
Ser. 02-T4, Class A3, 7 1/2s, 2041	41,028	43,710	305,712	325,699	371,097	395,358
Ser. 02-T12, Class A3, 7 1/2s, 2042	16,094	17,069	92,255	97,844	54,031	57,304
Ser. 02-T19, Class A3, 7 1/2s, 2042	20,883	22,204	—	—	—	—
Ser. 03-W1, Class 2A, 7 1/2s, 2042	100,306	104,192	1,032,329	1,072,318	773,359	803,316
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	24,037	25,231	156,453	164,227	153,467	161,092
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	57,165	60,005	156,382	164,152	149,811	157,255
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	2,641	2,819	11,736	12,527	7,629	8,143
Ser. 04-W2, Class 5A, 7 1/2s, 2044	—	—	48,608	52,405	38,228	41,215
Ser. 383, Class 79, IO, 7s, 2037	175,404	37,338	252,397	53,727	—	—
Ser. 383, Class 80, IO, 7s, 2037	382,881	70,833	550,184	101,784	—	—
Ser. 383, Class 81, IO, 7s, 2037	209,804	45,995	302,346	66,282	—	—
Ser. 383, Class 82, IO, 7s, 2037	210,217	48,900	302,187	70,294	—	—
Ser. 383, Class 83, IO, 7s, 2037	175,985	41,901	252,431	60,102	—	—
Ser. 383, Class 84, IO, 7s, 2037	173,033	41,970	248,939	60,381	—	—
Ser. 383, Class 85, IO, 7s, 2037	110,331	27,392	158,706	39,403	—	—
Ser. 383, Class 86, IO, 7s, 2037	86,442	21,105	124,770	30,463	—	—
Ser. 386, Class 21, IO, 7s, 2037	188,869	45,431	270,911	65,165	—	—
Ser. 386, Class 22, IO, 7s, 2038	166,729	39,236	240,026	56,485	—	—
Ser. 386, Class 23, IO, 7s, 2037	184,908	44,211	266,612	63,747	—	—
Ser. 386, Class 24, IO, 7s, 2038	121,465	29,319	175,644	42,397	—	—
Ser. 386, Class 25, IO, 7s, 2038	129,895	31,961	186,184	45,810	—	—
Ser. 01-T10, Class A1, 7s, 2041	—	—	3,491	3,628	5,027	5,224
Ser. 01-W3, Class A, 7s, 2041	58,613	61,364	71,100	74,437	71,482	74,837
Ser. 02-14, Class A1, 7s, 2042	147,847	156,333	301,098	318,379	283,223	299,479
Ser. 02-26, Class A1, 7s, 2048	40,016	42,330	227,211	240,353	228,187	241,386
Ser. 02-T4, Class A2, 7s, 2041	18,052	19,047	82,163	86,690	61,854	65,262
Ser. 02-T16, Class A2, 7s, 2042	37,643	39,873	213,600	226,249	214,463	227,164
Ser. 02-T18, Class A3, 7s, 2042	15,244	16,415	—	—	—	—
Ser. 03-W3, Class 1A2, 7s, 2042	62,446	65,618	101,078	106,212	101,783	106,953
Ser. 03-W8, Class 2A, 7s, 2042	33,219	35,260	—	—	—	—
Ser. 04-T2, Class 1A3, 7s, 2043	42,156	45,367	—	—	—	—
Ser. 04-T3, Class 1A3, 7s, 2044	72,138	76,799	264,606	281,702	—	—
Ser. 04-W1, Class 2A2, 7s, 2033	375,258	397,717	974,158	1,032,462	936,929	993,005
Ser. 04-W2, Class 2A2, 7s, 2044	—	—	29,590	31,631	23,134	24,729
Ser. 04-W12, Class 1A3, 7s, 2044	149,141	156,413	—	—	—	—
Ser. 05-W4, Class 1A3, 7s, 2035	122,132	131,856	492,909	532,153	422,354	455,981
Ser. 371, Class 2, IO, 6 1/2s, 2036	6,883,568	1,522,989	927,947	205,308	1,218,987	269,701
Ser. 381, Class 14, IO, 6 1/2s, 2037	203,773	37,189	526,970	96,172	501,916	91,600
Ser. 381, Class 15, IO, 6 1/2s, 2037	86,630	14,727	223,238	37,950	213,242	36,251
Ser. 381, Class 16, IO, 6 1/2s, 2037	—	—	123,024	30,045	123,024	30,045
Ser. 383, Class 58, IO, 6 1/2s, 2037	407,216	79,407	586,238	114,316	—	—
Ser. 383, Class 59, IO, 6 1/2s, 2037	256,429	55,496	368,778	79,810	—	—
Ser. 383, Class 60, IO, 6 1/2s, 2037	873,116	172,440	1,255,655	247,992	—	—
Ser. 383, Class 61, IO, 6 1/2s, 2037	204,402	44,097	293,501	63,319	—	—
Ser. 383, Class 62, IO, 6 1/2s, 2037	243,528	53,472	350,507	76,962	—	—
Ser. 383, Class 63, IO, 6 1/2s, 2037	190,344	42,321	273,844	60,887	—	—
Ser. 383, Class 64, IO, 6 1/2s, 2037	351,794	71,678	505,601	103,016	—	—
Ser. 383, Class 65, IO, 6 1/2s, 2037	243,030	55,810	349,356	80,227	—	—
Ser. 383, Class 66, IO, 6 1/2s, 2037	247,109	56,640	355,945	81,587	—	—
Ser. 383, Class 67, IO, 6 1/2s, 2037	185,914	40,431	266,820	58,026	—	—
Ser. 383, Class 68, IO, 6 1/2s, 2037	89,293	19,997	128,583	28,796	—	—
Ser. 383, Class 69, IO, 6 1/2s, 2037	138,356	32,841	198,665	47,156	—	—
Ser. 383, Class 70, IO, 6 1/2s, 2037	516,012	98,687	742,417	141,987	—	—
Ser. 383, Class 71, IO, 6 1/2s, 2036	218,731	46,556	314,940	67,034	—	—
Ser. 383, Class 72, IO, 6 1/2s, 2037	976,634	189,223	1,404,857	272,191	—	—

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

Fannie Mae
Ser. 383, Class 73, IO, 6 1/2s, 2037	$333,228	$62,480	$479,814	$89,965	$—	$—
Ser. 383, Class 74, IO, 6 1/2s, 2037	274,920	51,204	395,679	73,695	—	—
Ser. 383, Class 75, IO, 6 1/2s, 2036	175,440	38,638	252,767	55,668	—	—
Ser. 383, Class 76, IO, 6 1/2s, 2037	200,991	45,493	289,462	65,518	—	—
Ser. 383, Class 77, IO, 6 1/2s, 2037	147,054	32,900	211,931	47,415	—	—
Ser. 383, Class 78, IO, 6 1/2s, 2037	150,753	28,156	217,084	40,545	—	—
Ser. 383, Class 101, IO, 6 1/2s, 2022	82,306	15,282	117,683	21,850	—	—
Ser. 383, Class 102, IO, 6 1/2s, 2022	—	—	76,281	14,984	—	—
Ser. 386, Class 14, IO, 6 1/2s, 2038	1,934,602	336,137	2,189,633	380,449	—	—
Ser. 386, Class 16, IO, 6 1/2s, 2037	188,939	43,091	272,108	62,059	—	—
Ser. 386, Class 17, IO, 6 1/2s, 2037	275,435	47,168	396,420	67,887	—	—
Ser. 386, Class 19, IO, 6 1/2s, 2038	179,831	38,776	258,508	55,741	—	—
Ser. 383, Class 28, IO, 6s, 2038	1,857,115	357,495	2,546,525	490,206	—	—
Ser. 383, Class 29, IO, 6s, 2038	2,028,697	390,524	2,290,042	440,833	—	—
Ser. 383, Class 30, IO, 6s, 2038	1,174,168	226,027	1,688,632	325,062	—	—
Ser. 383, Class 31, IO, 6s, 2038	1,035,367	199,308	1,490,301	286,883	—	—
Ser. 383, Class 32, IO, 6s, 2038	803,612	154,695	1,155,905	222,512	—	—
Ser. 383, Class 33, IO, 6s, 2038	687,447	134,052	988,912	192,838	—	—
Ser. 383, Class 34, IO, 6s, 2037	278,205	54,250	399,429	77,889	—	—
Ser. 383, Class 35, IO, 6s, 2037	229,353	48,505	330,615	69,920	—	—
Ser. 383, Class 36, IO, 6s, 2037	180,644	38,066	260,265	54,844	—	—
Ser. 383, Class 37, IO, 6s, 2038	267,337	59,306	384,682	85,339	—	—
Ser. 383, Class 38, IO, 6s, 2037	113,723	24,109	163,586	34,680	—	—
Ser. 383, Class 39, IO, 6s, 2037	89,377	17,148	109,933	21,092	—	—
Ser. 383, Class 41, IO, 6s, 2038	1,480,691	273,928	2,130,041	394,058	—	—
Ser. 383, Class 42, IO, 6s, 2038	1,070,164	195,305	1,540,453	281,133	—	—
Ser. 383, Class 43, IO, 6s, 2038	967,520	178,991	1,391,345	257,399	—	—
Ser. 383, Class 44, IO, 6s, 2038	883,500	162,343	1,270,939	233,535	—	—
Ser. 383, Class 45, IO, 6s, 2038	680,950	125,125	979,190	179,926	—	—
Ser. 383, Class 46, IO, 6s, 2038	591,296	108,651	851,329	156,432	—	—
Ser. 383, Class 47, IO, 6s, 2038	523,993	100,869	753,454	145,040	—	—
Ser. 383, Class 48, IO, 6s, 2038	469,896	90,455	676,171	130,163	—	—
Ser. 383, Class 49, IO, 6s, 2037	241,882	51,007	347,492	73,278	—	—
Ser. 383, Class 50, IO, 6s, 2037	321,165	58,211	461,569	83,659	—	—
Ser. 383, Class 51, IO, 6s, 2037	249,700	52,391	358,629	75,246	—	—
Ser. 383, Class 52, IO, 6s, 2038	190,643	40,694	274,423	58,577	—	—
Ser. 383, Class 53, IO, 6s, 2037	92,487	19,502	132,736	27,989	—	—
Ser. 383, Class 54, IO, 6s, 2037	84,876	17,897	85,724	18,076	—	—
Ser. 383, Class 55, IO, 6s, 2037	—	—	85,090	17,940	—	—
Ser. 383, Class 57, IO, 6s, 2037	151,849	28,825	218,964	41,566	—	—
Ser. 383, Class 98, IO, 6s, 2022	262,504	55,101	377,349	79,207	—	—
Ser. 383, Class 99, IO, 6s, 2022	116,008	22,962	166,809	33,018	—	—
Ser. 383, Class 100, IO, 6s, 2022	85,343	16,914	123,359	24,449	—	—
Ser. 386, Class 6, IO, 6s, 2037	498,465	92,216	716,543	132,560	—	—
Ser. 386, Class 7, IO, 6s, 2038	1,038,200	202,449	1,492,972	291,129	—	—
Ser. 386, Class 9, IO, 6s, 2038	848,603	147,445	1,220,030	211,980	—	—
Ser. 386, Class 10, IO, 6s, 2038	133,046	28,270	191,661	40,724	—	—
Ser. 386, Class 11, IO, 6s, 2038	92,431	17,306	127,555	23,882	—	—
Ser. 389, Class 6, IO, 6s, 2038	98,257	20,880	99,239	21,088	98,257	20,880
Ser. 08-76, Class JI, IO, 6s, 2038	1,785,535	343,715	2,426,063	467,017	—	—
Ser. 363, Class 2, IO, 5 1/2s, 2035	1,146,486	269,654	2,748,919	646,546	1,375,195	323,446
Ser. 379, Class 2, IO, 5 1/2s, 2037	1,798,372	411,108	967,947	221,273	303,255	69,324
Ser. 383, Class 4, IO, 5 1/2s, 2037	1,301,274	260,255	1,871,435	374,287	—	—
Ser. 383, Class 5, IO, 5 1/2s, 2037	825,476	167,159	1,187,415	240,452	—	—
Ser. 383, Class 6, IO, 5 1/2s, 2037	741,716	150,197	1,066,839	216,035	—	—
Ser. 383, Class 7, IO, 5 1/2s, 2037	731,076	148,043	1,051,771	212,984	—	—
Ser. 383, Class 8, IO, 5 1/2s, 2037	296,515	63,009	426,124	90,551	—	—

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

Fannie Mae
Ser. 383, Class 9, IO, 5 1/2s, 2037	$282,395	$60,009	$406,350	$86,349	$—	$—
Ser. 383, Class 15, IO, 5 1/2s, 2037	128,650	29,818	185,328	42,954	—	—
Ser. 383, Class 16, IO, 5 1/2s, 2037	—	—	93,242	20,487	—	—
Ser. 383, Class 18, IO, 5 1/2s, 2038	931,990	181,738	1,340,980	261,491	—	—
Ser. 383, Class 19, IO, 5 1/2s, 2038	850,874	164,857	1,223,414	237,036	—	—
Ser. 383, Class 20, IO, 5 1/2s, 2037	526,196	106,555	757,096	153,312	—	—
Ser. 383, Class 21, IO, 5 1/2s, 2037	497,637	100,771	715,640	144,917	—	—
Ser. 383, Class 22, IO, 5 1/2s, 2037	337,037	70,778	484,893	101,828	—	—
Ser. 383, Class 23, IO, 5 1/2s, 2037	304,544	63,193	437,553	90,792	—	—
Ser. 383, Class 24, IO, 5 1/2s, 2037	213,297	49,428	306,614	71,053	—	—
Ser. 383, Class 25, IO, 5 1/2s, 2038	145,482	33,070	208,965	47,500	—	—
Ser. 383, Class 26, IO, 5 1/2s, 2037	157,157	38,606	225,166	55,313	—	—
Ser. 383, Class 27, IO, 5 1/2s, 2037	—	—	91,572	19,640	—	—
Ser. 383, Class 94, IO, 5 1/2s, 2022	210,983	44,344	302,679	63,617	—	—
Ser. 383, Class 95, IO, 5 1/2s, 2022	419,019	61,805	603,221	88,975	—	—
Ser. 383, Class 96, IO, 5 1/2s, 2022	228,611	46,097	328,580	66,255	—	—
Ser. 383, Class 97, IO, 5 1/2s, 2022	175,662	34,343	253,113	49,485	—	—
Ser. 386, Class 4, IO, 5 1/2s, 2037	210,293	52,136	303,126	75,151	—	—
Ser. 386, Class 5, IO, 5 1/2s, 2037	135,197	30,103	193,938	43,182	—	—
Ser. 377, Class 2, IO, 5s, 2036	1,809,977	428,783	1,437,434	340,528	—	—
Ser. 383, Class 2, IO, 5s, 2037	139,591	32,344	201,314	46,646	—	—
Ser. 383, Class 92, IO, 5s, 2022	182,672	36,986	263,387	53,328	—	—
Ser. 383, Class 93, IO, 5s, 2022	99,539	19,471	143,302	28,031	—	—
IFB Ser. 06-90, Class SE, IO, 4.593s, 2036	167,022	20,144	607,157	73,228	883,854	106,600
IFB Ser. 07-W6, Class 6A2, IO, 4.593s, 2037	80,611	6,751	773,864	64,811	621,855	52,080
IFB Ser. 04-51, Class XP, IO, 4.493s, 2034	587,208	60,051	179,791	18,386	137,318	14,043
IFB Ser. 03-66, Class SA, IO, 4.443s, 2033	171,517	17,559	557,662	57,091	559,697	57,299
IFB Ser. 04-17, Class ST, IO, 4.393s, 2034	418,201	47,637	—	—	—	—
IFB Ser. 08-7, Class SA, IO, 4.343s, 2038	518,325	61,422	—	—	—	—
IFB Ser. 07-W6, Class 5A2, IO, 4.083s, 2037	119,500	8,813	1,146,319	84,541	921,481	67,959
IFB Ser. 07-W2, Class 3A2, IO, 4.073s, 2037	244,311	18,476	1,253,490	94,795	1,056,285	79,882
IFB Ser. 07-W4, Class 4A2, IO, 4.073s, 2037	807,753	59,572	4,176,635	308,027	3,669,146	270,599
IFB Ser. 06-115, Class BI, IO, 4.053s, 2036	264,628	18,263	1,234,931	85,226	1,058,512	73,051
IFB Ser. 05-113, Class AI, IO, 4.023s, 2036	—	—	192,553	16,628	280,185	24,195
IFB Ser. 05-113, Class DI, IO, 4.023s, 2036	1,046,629	91,276	3,569,922	311,329	3,270,531	285,220
IFB Ser. 05-52, Class DC, IO, 3.993s, 2035	292,066	30,110	648,972	66,905	675,367	69,626
IFB Ser. 04-24, Class CS, IO, 3.943s, 2034	228,441	20,319	788,476	70,131	761,473	67,730
IFB Ser. 04-89, Class EI, IO, 3.943s, 2034	607,840	62,012	—	—	—	—
IFB Ser. 06-60, Class SI, IO, 3.943s, 2036	484,085	44,778	1,270,199	117,493	1,068,008	98,791
IFB Ser. 06-60, Class UI, IO, 3.943s, 2036	221,064	18,801	514,531	43,760	432,114	36,750
IFB Ser. 07-W7, Class 3A2, IO, 3.923s, 2037	373,951	33,599	1,777,922	159,743	1,504,905	135,213
IFB Ser. 03-122, Class SA, IO, 3.893s, 2028	264,225	19,000	938,902	67,517	903,484	64,970
IFB Ser. 03-122, Class SJ, IO, 3.893s, 2028	275,747	19,917	979,818	70,773	940,969	67,967
IFB Ser. 06-60, Class DI, IO, 3.863s, 2035	151,062	10,574	548,366	38,386	798,294	55,881
IFB Ser. 04-60, Class SW, IO, 3.843s, 2034	413,616	36,191	1,439,917	125,993	1,380,478	120,792
IFB Ser. 05-65, Class KI, IO, 3.793s, 2035	678,773	47,514	1,001,898	70,133	1,251,527	87,607
IFB Ser. 08-10, Class LI, IO, 3.773s, 2038	1,320,581	121,328	—	—	—	—
IFB Ser. 08-1, Class GI, IO, 3.753s, 2037	967,424	85,254	5,069,377	446,739	4,247,834	374,340
IFB Ser. 07-23, Class SI, IO, 3.563s, 2037	122,130	8,438	612,179	42,294	734,309	50,732
IFB Ser. 07-39, Class LI, IO, 3.563s, 2037	715,564	61,974	—	—	—	—
IFB Ser. 07-30, Class WI, IO, 3.553s, 2037	2,203,136	169,644	7,527,823	579,650	6,004,743	462,371
IFB Ser. 07-39, Class PI, IO, 3.553s, 2037	304,565	21,247	793,188	55,333	666,080	46,466
IFB Ser. 07-54, Class CI, IO, 3.553s, 2037	108,307	9,795	1,023,285	92,540	822,267	74,361
IFB Ser. 05-12, Class SC, IO, 3.543s, 2035	471,317	39,556	1,037,444	87,068	897,453	75,319
IFB Ser. 05-17, Class ES, IO, 3.543s, 2035	172,676	16,494	613,573	58,608	589,245	56,285
IFB Ser. 05-17, Class SY, IO, 3.543s, 2035	129,140	12,295	283,984	27,036	272,725	25,964
IFB Ser. 05-73, Class SI, IO, 3.543s, 2035	65,170	5,540	330,410	28,086	318,027	27,034

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

Fannie Mae
IFB Ser. 06-56, Class SM, IO, 3.543s, 2036	$993,401	$79,996	$2,902,897	$233,762	$2,249,151	$181,117
IFB Ser. 06-128, Class SH, IO, 3.543s, 2037	103,102	6,896	739,551	49,463	761,955	50,962
IFB Ser. 07-28, Class SE, IO, 3.543s, 2037	354,944	31,627	1,035,322	92,251	811,902	72,344
IFB Ser. 06-123, Class CI, IO, 3.533s, 2037	793,270	66,136	2,299,681	191,727	1,810,899	150,976
IFB Ser. 06-123, Class UI, IO, 3.533s, 2037	332,541	25,980	874,400	68,312	734,590	57,390
IFB Ser. 07-30, Class IE, IO, 3.533s, 2037	486,146	50,462	2,390,217	248,107	2,006,232	208,249
IFB Ser. 07-W5, Class 2A2, IO, 3.533s, 2037	—	—	485,121	37,597	406,168	31,478
IFB Ser. 05-82, Class SY, IO, 3.523s, 2035	374,530	25,047	1,276,457	85,363	1,228,798	82,176
IFB Ser. 05-45, Class EW, IO, 3.513s, 2035	476,832	36,841	2,407,746	186,027	2,436,443	188,244
IFB Ser. 05-45, Class SR, IO, 3.513s, 2035	487,328	36,611	1,696,527	127,453	1,626,496	122,192
IFB Ser. 05-17, Class SA, IO, 3.493s, 2035	716,834	62,846	806,439	70,702	774,465	67,899
IFB Ser. 05-17, Class SE, IO, 3.493s, 2035	245,770	21,135	873,298	75,098	838,673	72,121
IFB Ser. 05-23, Class SG, IO, 3.493s, 2035	258,064	23,254	917,500	82,674	881,262	79,408
IFB Ser. 05-29, Class SX, IO, 3.493s, 2035	712,582	62,920	147,211	12,999	117,867	10,408
IFB Ser. 05-29, Class SY, IO, 3.493s, 2035	786,881	69,864	—	—	—	—
IFB Ser. 05-54, Class SA, IO, 3.493s, 2035	350,479	28,166	1,211,228	97,338	1,169,349	93,972
IFB Ser. 05-57, Class DI, IO, 3.493s, 2035	548,209	38,717	1,909,695	134,872	1,831,380	129,341
IFB Ser. 05-57, Class NI, IO, 3.493s, 2035	173,641	13,578	443,967	34,715	372,932	29,161
IFB Ser. 05-84, Class SG, IO, 3.493s, 2035	393,008	33,406	1,256,611	106,812	1,260,427	107,136
IFB Ser. 05-95, Class CI, IO, 3.493s, 2035	233,309	21,860	754,365	70,680	757,900	71,011
IFB Ser. 06-126, Class CS, IO, 3.493s, 2037	314,775	25,370	429,879	34,647	401,690	32,375
IFB Ser. 06-16, Class SM, IO, 3.493s, 2036	412,616	35,315	958,812	82,064	746,567	63,898
IFB Ser. 07-15, Class BI, IO, 3.493s, 2037	535,460	43,660	1,408,698	114,862	1,182,995	96,459
IFB Ser. 05-83, Class QI, IO, 3.483s, 2035	—	—	205,487	16,827	207,093	16,959
IFB Ser. 06-128, Class GS, IO, 3.473s, 2037	121,848	10,637	1,143,431	99,819	919,102	80,236
IFB Ser. 06-114, Class IS, IO, 3.443s, 2036	189,658	15,358	970,414	78,580	817,897	66,230
IFB Ser. 06-116, Class ES, IO, 3.443s, 2036	299,126	23,305	713,128	55,559	856,350	66,717
IFB Ser. 06-116, Class LS, IO, 3.443s, 2036	630,988	47,242	—	—	—	—
IFB Ser. 06-115, Class GI, IO, 3.433s, 2036	—	—	966,149	72,238	797,583	59,634
IFB Ser. 06-115, Class IE, IO, 3.433s, 2036	297,028	25,412	765,580	65,499	642,585	54,976
IFB Ser. 06-117, Class SA, IO, 3.433s, 2036	431,753	33,194	1,135,986	87,338	954,072	73,352
IFB Ser. 06-121, Class SD, IO, 3.433s, 2036	366,062	26,768	2,213,544	161,865	1,689,818	123,568
IFB Ser. 06-109, Class SG, IO, 3.423s, 2036	533,038	39,978	1,547,832	116,087	1,184,962	88,872
IFB Ser. 06-104, Class IM, IO, 3.413s, 2036	98,732	5,832	330,576	19,527	419,612	24,786
IFB Ser. 06-104, Class SY, IO, 3.413s, 2036	208,233	15,373	698,657	51,579	886,784	65,468
IFB Ser. 06-109, Class SH, IO, 3.413s, 2036	404,390	36,184	1,186,796	106,192	931,855	83,381
IFB Ser. 06-111, Class SA, IO, 3.413s, 2036	3,204,290	267,488	—	—	—	—
IFB Ser. 05-122, Class SG, IO, 3.393s, 2035	99,859	8,665	969,839	84,154	754,992	65,512
IFB Ser. 06-8, Class JH, IO, 3.393s, 2036	662,988	55,777	3,406,262	286,569	2,867,367	241,232
IFB Ser. 06-8, Class PS, IO, 3.393s, 2036	230,032	19,972	—	—	—	—
IFB Ser. 06-43, Class SI, IO, 3.393s, 2036	594,859	47,549	2,771,025	221,496	2,392,886	191,271
IFB Ser. 06-44, Class IS, IO, 3.393s, 2036	358,332	27,603	973,258	74,971	1,108,662	85,402
IFB Ser. 06-45, Class XS, IO, 3.393s, 2034	383,956	33,522	—	—	—	—
Ser. 06-104, Class SG, IO, 3.393s, 2036	610,319	44,486	1,543,592	112,511	1,891,387	137,861
IFB Ser. 06-128, Class SC, IO, 3.393s, 2037	792,350	58,299	3,556,274	261,660	2,787,182	205,073
IFB Ser. 07-W6, Class 4A2, IO, 3.393s, 2037	654,306	49,073	4,625,489	346,912	3,717,605	278,820
IFB Ser. 05-95, Class OI, IO, 3.383s, 2035	—	—	116,582	9,640	117,403	9,707
IFB Ser. 06-92, Class JI, IO, 3.373s, 2036	251,391	17,821	633,834	44,933	823,408	58,372
IFB Ser. 06-92, Class LI, IO, 3.373s, 2036	426,956	34,100	1,121,714	89,589	941,903	75,228
IFB Ser. 06-96, Class ES, IO, 3.373s, 2036	238,805	16,281	1,443,652	98,426	1,101,287	75,084
IFB Ser. 06-99, Class AS, IO, 3.373s, 2036	340,865	26,630	872,190	68,140	1,092,127	85,322
IFB Ser. 06-85, Class TS, IO, 3.353s, 2036	280,348	20,818	1,062,678	78,911	1,248,354	92,699
IFB Ser. 06-61, Class SE, IO, 3.343s, 2036	361,084	24,326	1,136,726	76,581	1,268,970	85,491
IFB Ser. 07-75, Class PI, IO, 3.333s, 2037	298,121	21,530	1,396,369	100,844	1,198,479	86,553
IFB Ser. 07-76, Class SA, IO, 3.333s, 2037	488,117	34,984	1,170,542	83,895	1,170,542	83,895
IFB Ser. 07-W7, Class 2A2, IO, 3.323s, 2037	771,638	60,210	3,163,713	246,860	2,705,379	211,097
IFB Ser. 07-88, Class MI, IO, 3.313s, 2037	131,628	8,893	716,553	48,413	633,462	42,799

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

Fannie Mae
IFB Ser. 03-124, Class ST, IO, 3.293s, 2034	$111,512	$7,902	$—	$—	$—	$—
Ser. 06-94, Class NI, IO, 3.293s, 2036	301,947	18,117	753,897	45,234	923,944	55,437
IFB Ser. 07-1, Class NI, IO, 3.293s, 2037	1,013,492	75,893	2,836,996	212,443	2,431,600	182,085
IFB Ser. 07-15, Class NI, IO, 3.293s, 2022	149,995	9,562	1,874,933	119,527	1,424,949	90,841
IFB Ser. 07-103, Class AI, IO, 3.293s, 2037	1,028,772	74,586	5,277,003	382,583	4,447,579	322,449
IFB Ser. 07-116, Class IA, IO, 3.293s, 2037	853,939	60,843	4,417,478	314,745	3,880,609	276,493
IFB Ser. 08-10, Class AI, IO, 3.293s, 2038	869,306	44,383	—	—	—	—
IFB Ser. 07-106, Class SM, IO, 3.253s, 2037	362,532	26,562	—	—	—	—
IFB Ser. 06-79, Class SH, IO, 3.243s, 2036	918,276	76,648	—	—	—	—
IFB Ser. 07-88, Class JI, IO, 3.243s, 2037	—	—	961,617	73,860	968,480	74,387
IFB Ser. 07-109, Class XI, IO, 3.243s, 2037	193,332	15,907	869,994	71,581	773,328	63,627
IFB Ser. 07-109, Class YI, IO, 3.243s, 2037	230,768	16,611	1,179,379	84,893	995,130	71,630
IFB Ser. 07-W8, Class 2A2, IO, 3.243s, 2037	489,848	31,074	2,323,494	147,391	1,965,961	124,711
IFB Ser. 08-3, Class SC, IO, 3.243s, 2038	348,185	26,835	1,330,393	102,534	873,820	67,346
IFB Ser. 07-30, Class JS, IO, 3.233s, 2037	764,489	55,425	2,009,025	145,654	1,687,092	122,314
IFB Ser. 07-30, Class LI, IO, 3.233s, 2037	1,264,818	103,986	3,699,298	304,134	2,866,472	235,664
IFB Ser. 07-54, Class KI, IO, 3.233s, 2037	161,078	9,341	591,965	34,328	499,344	28,957
IFB Ser. 07-W2, Class 1A2, IO, 3.223s, 2037	102,568	7,107	1,022,909	70,876	881,531	61,080
IFB Ser. 07-54, Class IA, IO, 3.203s, 2037	217,890	17,307	1,069,563	84,955	896,635	71,220
IFB Ser. 07-54, Class IB, IO, 3.203s, 2037	217,890	17,307	1,069,563	84,955	896,635	71,220
IFB Ser. 07-54, Class IC, IO, 3.203s, 2037	217,890	17,307	1,069,563	84,955	896,635	71,220
IFB Ser. 07-54, Class ID, IO, 3.203s, 2037	217,890	17,307	1,069,563	84,955	896,635	71,220
IFB Ser. 07-54, Class IE, IO, 3.203s, 2037	217,890	17,307	1,069,563	84,955	896,635	71,220
IFB Ser. 07-54, Class IF, IO, 3.203s, 2037	323,377	26,318	1,591,807	129,547	1,333,279	108,507
IFB Ser. 07-54, Class NI, IO, 3.203s, 2037	104,205	8,687	1,016,460	84,735	902,199	75,210
IFB Ser. 07-54, Class UI, IO, 3.203s, 2037	148,175	11,829	1,478,114	117,997	1,209,036	96,516
IFB Ser. 07-106, Class SN, IO, 3.203s, 2037	283,776	20,277	1,378,089	98,469	1,162,003	83,029
IFB Ser. 07-91, Class AS, IO, 3.193s, 2037	195,848	14,805	922,915	69,766	785,994	59,416
IFB Ser. 07-91, Class HS, IO, 3.193s, 2037	102,726	7,267	989,509	70,000	838,493	59,317
IFB Ser. 07-109, Class AI, IO, 3.193s, 2037	—	—	6,389,422	443,266	5,336,696	370,233
IFB Ser. 06-115, Class JI, IO, 3.173s, 2036	1,076,495	78,719	3,117,017	227,932	2,450,232	179,173
IFB Ser. 06-123, Class BI, IO, 3.173s, 2037	1,828,527	133,618	5,227,568	381,999	4,111,381	300,435
IFB Ser. 07-15, Class CI, IO, 3.173s, 2037	1,476,932	109,302	4,289,740	317,467	3,377,029	249,920
IFB Ser. 07-109, Class PI, IO, 3.143s, 2037	144,219	10,853	1,407,088	105,890	1,248,636	93,966
IFB Ser. 06-123, Class LI, IO, 3.113s, 2037	713,141	55,649	2,067,309	161,319	1,626,604	126,930
IFB Ser. 07-116, Class BI, IO, 3.043s, 2037	781,289	49,319	4,038,819	254,950	3,547,274	223,922
IFB Ser. 08-1, Class AI, IO, 3.043s, 2037	1,174,407	77,376	6,153,466	405,421	5,156,291	339,722
IFB Ser. 08-1, Class NI, IO, 3.043s, 2037	481,168	30,374	2,341,936	147,835	1,961,324	123,809
IFB Ser. 08-10, Class GI, IO, 3.023s, 2038	—	—	950,755	53,484	957,235	53,848
IFB Ser. 08-13, Class SA, IO, 3.013s, 2038	1,901,770	129,242	224,871	15,282	167,047	11,352
IFB Ser. 08-1, Class HI, IO, 2.993s, 2037	548,975	33,939	2,872,519	177,585	2,407,042	148,808
IFB Ser. 07-39, Class AI, IO, 2.913s, 2037	360,882	23,600	1,833,582	119,910	1,543,543	100,942
IFB Ser. 07-32, Class SD, IO, 2.903s, 2037	254,052	17,942	1,258,404	88,875	1,056,856	74,640
IFB Ser. 05-74, Class SE, IO, 2.893s, 2035	1,661,653	97,959	2,256,057	133,001	2,062,328	121,580
IFB Ser. 07-1, Class CI, IO, 2.893s, 2037	246,061	17,561	1,211,566	86,468	1,015,206	72,454
IFB Ser. 07-30, Class UI, IO, 2.893s, 2037	210,676	14,408	1,034,153	70,725	866,949	59,290
IFB Ser. 07-32, Class SC, IO, 2.893s, 2037	333,655	23,343	1,666,581	116,594	1,398,980	97,873
IFB Ser. 05-74, Class NI, IO, 2.873s, 2035	418,652	31,876	—	—	—	—
IFB Ser. 05-14, Class SE, IO, 2.843s, 2035	267,097	15,775	1,453,506	85,844	1,283,852	75,824
IFB Ser. 05-58, Class IK, IO, 2.793s, 2035	266,814	20,695	923,305	71,613	891,214	69,124
IFB Ser. 08-1, Class BI, IO, 2.703s, 2038	1,073,363	52,505	5,839,948	285,667	5,158,080	252,313
IFB Ser. 07-75, Class ID, IO, 2.663s, 2037	138,068	8,964	1,295,641	84,118	1,041,450	67,615
Ser. 03-W12, Class 2, IO, 2.221s, 2043	957,998	69,978	1,908,861	139,435	1,570,122	114,691
Ser. 03-W10, Class 3, IO, 1.937s, 2043	294,078	19,263	1,207,423	79,091	942,023	61,706
Ser. 03-W10, Class 1, IO, 1.915s, 2043	844,075	51,786	4,034,808	247,546	5,871,853	360,254
Ser. 03-W8, Class 12, IO, 1.635s, 2042	1,303,208	79,782	4,624,260	283,095	3,560,521	217,973
Ser. 03-W17, Class 12, IO, 1.147s, 2033	—	—	1,504,861	57,931	1,444,747	55,616

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

Fannie Mae
Ser. 03-T2, Class 2, IO, 0.808s, 2042	$615,324	$17,994	$5,922,492	$173,195	$4,211,123	$123,148
Ser. 03-W6, Class 51, IO, 0.672s, 2042	410,505	6,513	1,836,223	29,131	1,454,257	23,072
Ser. 06-W3, Class 1AS, IO, 0.662s, 2046	1,361,474	79,136	3,990,957	231,974	3,997,188	232,337
Ser. 01-T12, Class IO, 0.565s, 2041	2,220,343	28,869	1,113,692	14,480	741,092	9,636
Ser. 03-W2, Class 1, IO, 0.465s, 2042	294,884	3,845	10,353,689	135,010	8,289,505	108,093
Ser. 02-T4, IO, 0.448s, 2041	6,006,434	58,036	6,313,177	61,000	3,992,096	38,573
Ser. 01-50, Class B1, IO, 0.445s, 2041	2,830,997	32,767	2,001,782	23,169	1,340,194	15,512
Ser. 02-T1, Class IO, IO, 0.423s, 2031	1,038,698	9,020	1,289,796	11,201	818,987	7,112
Ser. 03-W6, Class 3, IO, 0.368s, 2042	579,717	7,183	2,592,798	32,127	2,053,591	25,446
Ser. 03-W6, Class 23, IO, 0.352s, 2042	601,448	7,133	2,689,490	31,898	2,130,033	25,263
Ser. 02-W8, Class 1, IO, 0.345s, 2042	1,167,087	11,817	—	—	—	—
Ser. 01-79, Class BI, IO, 0.329s, 2045	991,353	9,303	6,756,453	63,402	4,804,250	45,083
Ser. 03-34, Class P1, Principal Only (PO),
zero %, 2043	34,953	27,911	—	—	—	—
Ser. 04-38, Class AO, PO, zero %, 2034	300,067	208,546	834,396	579,905	774,514	538,287
Ser. 04-61, Class CO, PO, zero %, 2031	205,540	162,377	621,913	491,311	557,516	440,438
FRB Ser. 05-36, Class QA, zero %, 2035	—	—	101,858	83,592	98,315	80,684
FRB Ser. 05-57, Class UL, zero %, 2035	137,321	118,539	474,249	409,383	458,064	395,413
FRB Ser. 05-65, Class CU, zero %, 2034	—	—	134,892	134,202	129,763	129,099
FRB Ser. 05-65, Class ER, zero %, 2035	159,643	133,716	542,030	454,001	521,838	437,089
FRB Ser. 05-79, Class FE, zero %, 2035	34,899	35,740	—	—	—	—
FRB Ser. 05-81, Class DF, zero %, 2033	—	—	52,914	52,206	51,260	50,574
FRB Ser. 05-91, Class EF, zero %, 2035	86,342	84,323	—	—	—	—
FRB Ser. 05-117, Class GF, zero %, 2036	100,951	82,885	112,227	92,143	98,266	80,680
FRB Ser. 06-1, Class HF, zero %, 2032	—	—	44,251	42,739	67,355	65,054
Ser. 06-16, Class OG, PO, zero %, 2036	—	—	83,115	65,086	90,671	71,003
Ser. 06-46, Class OC, PO, zero %, 2036	—	—	87,611	69,219	—	—
FRB Ser. 06-54, Class CF, zero %, 2035	—	—	—	—	43,754	41,819
Ser. 06-56, Class XF, zero %, 2036	—	—	72,905	75,556	72,905	75,556
IFB Ser. 06-75, Class FY, zero %, 2036	—	—	188,692	204,348	148,041	160,324
Ser. 06-84, Class OT, PO, zero %, 2036	—	—	70,869	57,234	70,869	57,234
FRB Ser. 06-104, Class EK, zero %, 2036	52,730	52,132	69,603	68,814	95,441	94,359
FRB Ser. 06-115, Class SN, zero %, 2036	80,335	77,046	443,452	425,293	378,380	362,886
Ser. 06-116, Class OD, PO, zero %, 2036	—	—	90,825	74,097	—	—
Ser. 06-117, Class OA, PO, zero %, 2036	—	—	122,577	99,524	106,962	86,846
Ser. 06-125, Class MO, PO, zero %, 2037	—	—	365,759	294,205	282,705	227,399
Ser. 06-125, Class OX, PO, zero %, 2037	—	—	86,319	60,803	83,805	59,032
Ser. 07-14, Class KO, PO, zero %, 2037	—	—	238,096	187,762	184,629	145,598
Ser. 07-15, Class IM, IO, zero %, 2009	370,448	27	1,073,811	78	907,354	66
Ser. 07-16, Class TS, IO, zero %, 2009	1,478,967	104	4,330,970	304	3,691,306	259
Ser. 07-47, Class B0, PO, zero %, 2037	—	—	91,603	72,370	123,466	97,542
Ser. 07-64, Class LO, PO, zero %, 2037	—	—	778,609	546,369	650,276	456,315
FRB Ser. 07-76, Class SF, zero %, 2037	84,738	87,929	94,906	98,480	—	—
Ser. 08-9, PO, zero %, 2038	—	—	95,390	71,066	104,562	77,899
Ser. 08-33, PO, zero %, 2038	192,156	140,274	132,588	96,789	145,078	105,907

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	14,896	16,502	37,943	42,033	37,381	41,411
Ser. T-42, Class A5, 7 1/2s, 2042	94,689	97,934	222,166	229,779	372,538	385,303
Ser. T-51, Class 2A, 7 1/2s, 2042	97,282	103,028	214,421	227,085	249,054	263,764
Ser. T-58, Class 4A, 7 1/2s, 2043	450,424	477,028	146,394	155,040	80,570	85,329
Ser. T-41, Class 2A, 7s, 2032	11,237	11,558	68,883	70,848	61,242	62,989
Ser. T-58, Class 3A, 7s, 2043	18,023	18,923	16,318	17,133	—	—
Ser. T-60, Class 1A2, 7s, 2044	115,182	122,249	704,450	747,673	708,606	752,084
IFB Ser. T-56, Class 2ASI, IO, 4.893s, 2043	146,492	15,982	657,915	71,779	523,015	57,061
Ser. T-56, Class A, IO, 0.524s, 2043	543,542	7,849	1,909,267	27,570	1,522,804	21,989
Ser. T-56, Class 3, IO, 0.358s, 2043	504,449	4,479	1,675,297	14,875	1,368,637	12,152

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-56, Class 1, IO, 0.282s, 2043	$654,159	$5,489	$2,172,854	$18,232	$1,774,889	$14,892
Ser. T-56, Class 2, IO, 0.025s, 2043	593,784	1,030	1,971,767	3,421	1,610,783	2,794

FFCA Secured Lending Corp. Ser. 99-1A, Class C1,
7.59s, 2025	100,000	65,000	—	—	—	—

FFCA Secured Lending Corp. 144A
Ser. 00-1, Class A2, 7.77s, 2027	97,249	94,236	330,944	320,691	174,899	169,481
Ser. 00-1, Class X, IO, 1.322s, 2020 F	388,275	24,646	1,501,156	95,287	959,389	60,898

First Horizon Alternative Mortgage Securities FRB
Ser. 05-AA10, Class 2A1, 5.747s, 2035	400,249	264,164	1,100,421	726,278	784,129	517,525

First Union National Bank-Bank of America Commercial
Mortgage 144A Ser. 01-C1, Class 3, IO, 1.949s, 2033	—	—	6,378,210	188,017	5,680,964	167,463

First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	—	—	580,000	613,743	538,000	569,299
Ser. 97-C2, Class G, 7 1/2s, 2029	71,000	61,461	185,000	160,145	288,000	249,307

First Union-Lehman Brothers-Bank of America
144A Ser. 98-C2, Class G, 7s, 2035	—	—	717,000	650,176	703,000	637,480

Freddie Mac
IFB Ser. 3360, Class SB, 28.74s, 2037	—	—	454,072	565,877	363,258	452,701
IFB Ser. 3339, Class WS, 27.947s, 2037	—	—	538,544	673,662	447,748	560,086
IFB Ser. 3339, Class JS, 26.666s, 2037	—	—	466,461	553,674	388,030	460,578
IFB Ser. 3153, Class SQ, 24.615s, 2036	400,821	477,912	—	—	—	—
IFB Ser. 3202, Class PS, 24.315s, 2036	—	—	253,857	298,402	429,262	504,586
IFB Ser. 3331, Class SE, 24.075s, 2037	—	—	385,504	428,900	334,392	372,035
IFB Ser. 3349, Class SA, 24.075s, 2037	—	—	1,593,580	1,844,958	1,382,018	1,600,024
IFB Ser. 3153, Class SX, 20.813s, 2036	246,790	285,476	213,035	246,429	—	—
IFB Ser. 3202, Class HM, 20.812s, 2036	—	—	164,800	181,107	246,813	271,235
IFB Ser. 3153, Class JS, 20.663s, 2036	88,217	101,395	82,080	94,341	76,710	88,170
IFB Ser. 3182, Class PS, 18.65s, 2032	73,105	84,347	426,934	492,589	425,472	490,902
IFB Ser. 3182, Class SP, 18.65s, 2032	206,525	207,429	—	—	—	—
IFB Ser. 3393, Class JS, 18.06s, 2032	304,999	310,190	—	—	—	—
IFB Ser. 3081, Class DC, 17.966s, 2035	148,066	157,316	282,804	300,474	282,804	300,474
IFB Ser. 3211, Class SI, IO, 17.207s, 2036	193,762	93,908	—	—	—	—
IFB Ser. 3114, Class GK, 16.45s, 2036	—	—	179,681	191,218	197,019	209,669
IFB Ser. 3360, Class SC, 16.407s, 2037	—	—	892,889	876,075	686,011	673,093
IFB Ser. 3408, Class EK, 15.784s, 2037	109,128	110,169	2,258,100	2,279,660	1,878,485	1,896,421
IFB Ser. 2976, Class KL, 15.262s, 2035	157,533	162,006	503,040	517,323	482,492	496,192
IFB Ser. 2990, Class DP, 15.153s, 2034	72,811	77,470	431,040	458,622	415,750	442,353
IFB Ser. 2979, Class AS, 15.152s, 2034	—	—	123,096	127,804	123,796	128,530
IFB Ser. 3153, Class UT, 14.896s, 2036	159,358	161,614	130,673	132,524	—	—
IFB Ser. 3012, Class ST, 13.005s, 2035	74,167	73,817	—	—	—	—
IFB Ser. 3149, Class SU, 12.822s, 2036	—	—	388,225	374,512	325,708	314,203
IFB Ser. 3065, Class DC, 12.398s, 2035	161,972	156,562	461,423	446,012	463,003	447,539
IFB Ser. 3012, Class FS, 10.656s, 2035	76,411	76,985	74,185	74,742	74,185	74,742
IFB Ser. 2990, Class WP, 10.61s, 2035	62,788	62,368	296,361	294,379	286,314	284,400
IFB Ser. 2990, Class LB, 10.588s, 2034	155,736	147,527	528,444	500,588	505,764	479,104
IFB Ser. 3031, Class BS, 10.506s, 2035	181,494	170,911	—	—	—	—
IFB Ser. 2927, Class SI, IO, 6.013s, 2035	190,631	21,104	678,054	75,063	651,228	72,093
IFB Ser. 248, IO, 5 1/2s, 2037	1,485,152	336,712	1,759,816	398,983	—	—
IFB Ser. 2828, Class GI, IO, 5.013s, 2034	223,167	24,926	731,617	81,716	730,786	81,623
IFB Ser. 3184, Class SP, IO, 4.863s, 2033	169,854	14,082	1,602,067	132,826	1,287,095	106,712
IFB Ser. 2869, Class SH, IO, 4.813s, 2034	104,943	7,819	361,849	26,962	347,503	25,893
IFB Ser. 2869, Class JS, IO, 4.763s, 2034	479,227	33,874	1,571,069	111,049	1,569,283	110,923
IFB Ser. 2882, Class LS, IO, 4.713s, 2034	202,153	17,992	1,098,228	97,747	970,217	86,353
IFB Ser. 3203, Class SH, IO, 4.653s, 2036	96,323	9,854	910,062	93,103	731,286	74,814
IFB Ser. 2594, Class SE, IO, 4.563s, 2030	220,590	16,869	—	—	—	—
IFB Ser. 2815, Class PT, IO, 4.563s, 2032	224,135	20,030	796,423	71,174	764,847	68,352

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

Freddie Mac
IFB Ser. 2828, Class TI, IO, 4.563s, 2030	$128,322	$9,658	$390,772	$29,412	$391,933	$29,499
IFB Ser. 3397, Class GS, IO, 4.513s, 2037	180,386	13,781	868,900	66,381	746,949	57,065
IFB Ser. 3297, Class BI, IO, 4.273s, 2037	1,222,459	106,481	3,212,470	279,819	2,697,929	235,000
IFB Ser. 2922, Class SE, IO, 4.263s, 2035	278,141	24,774	968,181	86,235	928,237	82,677
IFB Ser. 3028, Class ES, IO, 4.263s, 2035	647,828	58,021	2,068,726	185,279	2,076,926	186,014
IFB Ser. 3249, Class SI, IO, 4.263s, 2036	268,559	21,669	537,117	43,339	447,598	36,116
IFB Ser. 3281, Class BI, IO, 4.263s, 2037	253,438	23,307	616,429	56,689	517,506	47,592
IFB Ser. 3281, Class CI, IO, 4.263s, 2037	197,410	18,182	918,596	84,604	793,622	73,094
IFB Ser. 3287, Class SD, IO, 4.263s, 2037	511,490	42,852	1,489,816	124,814	1,166,685	97,743
IFB Ser. 3045, Class DI, IO, 4.243s, 2035	316,451	23,821	2,327,531	175,203	3,474,500	261,540
IFB Ser. 2927, Class ES, IO, 4.213s, 2035	149,231	9,262	529,041	32,834	508,283	31,546
IFB Ser. 2950, Class SM, IO, 4.213s, 2016	218,232	18,252	1,223,277	102,310	1,121,885	93,830
IFB Ser. 3107, Class DC, IO, 4.213s, 2035	342,594	30,484	2,033,306	180,924	2,241,564	199,454
IFB Ser. 3118, Class SD, IO, 4.213s, 2036	447,034	30,507	1,556,333	106,208	1,492,022	101,819
IFB Ser. 3136, Class NS, IO, 4.213s, 2036	988,576	76,624	1,334,960	103,473	1,489,760	115,471
IFB Ser. 3236, Class ES, IO, 4.213s, 2036	372,340	29,494	961,192	76,138	1,087,053	86,108
IFB Ser. 3256, Class S, IO, 4.203s, 2036	185,044	15,497	1,740,720	145,785	1,398,471	117,122
IFB Ser. 3031, Class BI, IO, 4.202s, 2035	143,610	11,449	403,543	32,172	404,979	32,287
IFB Ser. 3370, Class TS, IO, 4.183s, 2037	1,093,057	81,083	268,722	19,934	166,397	12,343
IFB Ser. 3244, Class SB, IO, 4.173s, 2036	338,388	23,835	889,289	62,639	747,068	52,622
IFB Ser. 3244, Class SG, IO, 4.173s, 2036	392,434	32,665	1,031,102	85,826	865,664	72,055
IFB Ser. 2962, Class BS, IO, 4.163s, 2035	655,500	43,017	2,296,899	150,734	2,188,075	143,592
IFB Ser. 3033, Class SG, IO, 4.163s, 2035	386,302	27,933	—	—	—	—
IFB Ser. 3114, Class TS, IO, 4.163s, 2030	771,127	60,806	2,497,021	196,900	2,516,434	198,431
IFB Ser. 3236, Class IS, IO, 4.163s, 2036	611,029	44,681	1,606,663	117,487	1,348,450	98,605
IFB Ser. 2990, Class LI, IO, 4.143s, 2034	223,972	17,795	791,848	62,913	757,891	60,215
IFB Ser. 3128, Class JI, IO, 4.143s, 2036	539,540	44,175	1,477,187	120,945	1,673,995	137,058
IFB Ser. 3065, Class DI, IO, 4.133s, 2035	75,573	5,902	319,672	24,967	321,183	25,085
IFB Ser. 3153, Class JI, IO, 4.133s, 2036	338,374	21,571	1,609,721	102,620	1,363,275	86,909
IFB Ser. 3229, Class BI, IO, 4.133s, 2036	80,361	6,300	268,389	21,040	340,948	26,728
IFB Ser. 3240, Class S, IO, 4.133s, 2036	1,235,239	104,037	3,600,073	303,213	2,836,175	238,874
IFB Ser. 3114, Class GI, IO, 4.113s, 2036	151,632	11,088	429,119	31,378	472,335	34,538
IFB Ser. 3145, Class GI, IO, 4.113s, 2036	441,354	38,343	1,208,395	104,979	1,369,718	118,994
IFB Ser. 3339, Class JI, IO, 4.103s, 2037	1,091,437	68,897	3,055,528	192,880	2,619,613	165,363
IFB Ser. 3218, Class AS, IO, 4.093s, 2036	121,036	9,444	1,155,201	90,140	969,051	75,615
IFB Ser. 3221, Class SI, IO, 4.093s, 2036	495,355	37,003	1,302,120	97,267	1,092,987	81,645
IFB Ser. 3153, Class UI, IO, 4.083s, 2036	2,191,827	213,942	487,253	47,560	2,878,854	281,002
IFB Ser. 3202, Class PI, IO, 4.053s, 2036	1,367,718	109,743	3,595,440	288,491	3,018,896	242,230
IFB Ser. 3201, Class SG, IO, 4.013s, 2036	625,435	47,305	1,645,320	124,444	1,381,643	104,500
IFB Ser. 3203, Class SE, IO, 4.013s, 2036	560,285	42,943	1,471,591	112,789	1,236,077	94,738
IFB Ser. 3355, Class MI, IO, 4.013s, 2037	207,288	15,503	970,141	72,559	832,508	62,265
IFB Ser. 3238, Class LI, IO, 4.003s, 2036	588,300	46,916	—	—	—	—
IFB Ser. 3171, Class PS, IO, 3.998s, 2036	311,759	24,356	1,496,443	116,910	1,264,850	98,816
IFB Ser. 3152, Class SY, IO, 3.993s, 2036	405,896	37,049	1,132,479	103,368	1,243,248	113,479
IFB Ser. 3199, Class S, IO, 3.963s, 2036	283,983	23,817	750,697	62,960	1,097,964	92,084
IFB Ser. 3260, Class SA, IO, 3.963s, 2037	288,596	19,125	1,082,234	71,719	865,787	57,375
IFB Ser. 3284, Class BI, IO, 3.963s, 2037	383,283	27,496	1,007,557	72,279	846,348	60,714
IFB Ser. 3366, Class SA, IO, 3.963s, 2037	1,088,595	83,833	—	—	—	—
IFB Ser. 3284, Class LI, IO, 3.953s, 2037	1,583,065	120,087	4,848,033	367,757	3,770,692	286,033
IFB Ser. 3281, Class AI, IO, 3.943s, 2037	1,502,649	123,643	4,364,436	359,120	3,435,832	282,712
IFB Ser. 3012, Class UI, IO, 3.933s, 2035	91,527	6,672	—	—	—	—
IFB Ser. 3311, Class EI, IO, 3.923s, 2037	118,954	9,757	1,158,192	94,999	1,028,172	84,334
IFB Ser. 3311, Class IA, IO, 3.923s, 2037	310,659	26,464	1,518,189	129,330	1,271,593	108,323
IFB Ser. 3311, Class IB, IO, 3.923s, 2037	310,659	26,464	1,518,189	129,330	1,271,593	108,323
IFB Ser. 3311, Class IC, IO, 3.923s, 2037	310,659	26,464	1,518,189	129,330	1,271,593	108,323
IFB Ser. 3311, Class ID, IO, 3.923s, 2037	310,659	26,464	1,518,189	129,330	1,271,593	108,323
IFB Ser. 3311, Class IE, IO, 3.923s, 2037	310,659	26,464	2,249,201	191,603	1,866,582	159,009

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

Freddie Mac
IFB Ser. 3375, Class MS, IO, 3.913s, 2037	$551,623	$39,564	$—	$—	$—	$—
IFB Ser. 3240, Class GS, IO, 3.893s, 2036	750,109	59,350	2,162,549	171,105	1,707,696	135,116
IFB Ser. 3416, Class BI, IO, 3.763s, 2038	2,292,200	166,735	—	—	—	—
IFB Ser. 3339, Class TI, IO, 3.653s, 2037	211,857	14,328	1,997,509	135,089	1,604,950	108,541
IFB Ser. 3284, Class CI, IO, 3.633s, 2037	1,142,476	78,271	3,333,352	228,368	2,613,795	179,071
IFB Ser. 3016, Class SQ, IO, 3.623s, 2035	254,312	13,905	769,808	42,090	851,038	46,531
IFB Ser. 3012, Class WI, IO, 3.613s, 2035	150,457	10,745	—	—	—	—
IFB Ser. 3012, Class IG, IO, 3.593s, 2035	349,477	26,888	—	—	—	—
IFB Ser. 3397, Class SQ, IO, 3.483s, 2037	758,281	45,406	3,532,479	211,525	3,050,693	182,676
IFB Ser. 3226, Class YS, IO, 3.363s, 2036	369,684	12,303	—	—	—	—
IFB Ser. 3424, Class UI, IO, 3.273s, 2037	803,019	46,995	—	—	—	—
Ser. 239, PO, zero %, 2036	256,648	204,556	1,933,016	1,540,674	1,929,308	1,537,718
Ser. 246, PO, zero %, 2037	103,792	84,347	1,430,110	1,162,188	1,121,112	911,078
Ser. 1208, Class F, PO, zero %, 2022	6,875	5,779	—	—	—	—
Ser. 2587, Class CO, PO, zero %, 2032	95,138	78,603	1,193,026	985,679	935,203	772,666
FRB Ser. 3003, Class XF, zero %, 2035	125,720	108,361	447,565	385,764	431,850	372,219
FRB Ser. 3036, Class AS, zero %, 2035	—	—	79,807	70,421	—	—
FRB Ser. 3112, Class XM, zero %, 2034	41,019	41,884	—	—	—	—
FRB Ser. 3117, Class AF, zero %, 2036	—	—	76,768	81,615	—	—
FRB Ser. 3130, Class JF, zero %, 2036	81,664	84,943	—	—	—	—
Ser. 3139, Class CO, PO, zero %, 2036	—	—	315,352	254,030	251,160	202,321
FRB Ser. 3147, Class SF, zero %, 2036	—	—	630,465	599,713	470,638	447,682
Ser. 3206, Class EO, PO, zero %, 2036	—	—	73,109	59,481	73,109	59,481
Ser. 3218, Class AO, PO, zero %, 2036	—	—	74,722	60,778	74,722	60,778
Ser. 3226, Class YI, IO, zero %, 2036	369,684	14,122	—	—	—	—
FRB Ser. 3231, Class X, zero %, 2036	—	—	104,077	109,057	112,907	118,310
FRB Ser. 3231, Class XB, zero %, 2036	—	—	193,029	190,358	156,836	154,666
FRB Ser. 3241, Class FH, zero %, 2036	133,142	110,544	262,957	218,323	213,694	177,422
Ser. 3252, Class LO, PO, zero %, 2036	—	—	421,239	335,750	273,450	217,954
Ser. 3255, Class CO, PO, zero %, 2036	80,710	66,368	—	—	—	—
FRB Ser. 3263, Class TA, zero %, 2037	—	—	128,897	131,919	104,423	106,871
Ser. 3274, Class MO, PO, zero %, 2037	—	—	86,301	59,867	115,644	80,222
FRB Ser. 3283, Class HF, zero %, 2036	—	—	58,304	45,876	—	—
Ser. 3292, Class DO, PO, zero %, 2037	—	—	182,993	134,406	145,744	107,047
Ser. 3292, Class OA, PO, zero %, 2037	—	—	85,689	59,520	85,689	59,520
Ser. 3296, Class OK, PO, zero %, 2037	—	—	113,296	84,215	88,022	65,429
Ser. 3300, PO, zero %, 2037	—	—	683,605	529,794	585,947	454,109
FRB Ser. 3326, Class WF, zero %, 2035	255,459	213,431	510,025	426,116	532,355	444,773
FRB Ser. 3326, Class XF, zero %, 2037	—	—	493,737	433,989	420,750	369,834
FRB Ser. 3326, Class YF, zero %, 2037	—	—	921,366	890,927	831,523	804,053
Ser. 3327, Class IF, IO, zero %, 2037	214,992	48,373	460,698	103,657	377,449	84,926
FRB Ser. 3349, Class DO, zero %, 2037	—	—	271,086	245,143	228,526	206,657
Ser. 3366, Class AO, PO, zero %, 2037	—	—	90,415	63,139	90,415	63,139
Ser. 3391, PO, zero %, 2037	—	—	88,779	70,136	88,779	70,136

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.096s, 2043	11,642,181	70,860	20,635,294	125,596	19,842,765	120,773
Ser. 05-C3, Class XC, IO, 0.084s, 2045	24,940,265	104,748	48,448,564	203,482	48,822,806	205,053
Ser. 07-C1, Class XC, IO, 0.074s, 2019	25,596,414	136,248	71,554,858	380,882	56,401,278	300,220

GMAC Commercial Mortgage Securities, Inc.
Ser. 99-C3, Class F, 8.142s, 2036	56,000	56,837	75,000	76,121	112,000	113,674
Ser. 97-C1, Class X, IO, 1.355s, 2029	375,630	17,279	—	—	—	—
Ser. 05-C1, Class X1, IO, 0.222s, 2043	4,384,008	49,081	18,440,329	206,449	20,028,389	224,228

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	—	—	350,039	333,942	306,364	292,276
Ser. 06-C1, Class XC, IO, 0.092s, 2045	19,713,170	109,494	—	—	35,810,431	198,905

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-38, Class AS, 31.775s, 2037	$243,285	$306,388	$1,054,233	$1,327,683	$892,043	$1,123,424
IFB Ser. 06-34, Class SA, 20.415s, 2036	—	—	94,545	108,887	88,542	101,973
IFB Ser. 07-51, Class SP, 20.355s, 2037	111,082	128,116	212,971	245,630	356,994	411,740
IFB Ser. 07-44, Class SP, 19.787s, 2036	—	—	671,055	792,073	529,013	624,416
IFB Ser. 07-35, Class DK, 16.706s, 2035	—	—	457,087	518,504	371,817	421,777
IFB Ser. 05-66, Class SP, 12.54s, 2035	—	—	276,678	272,140	278,246	273,682
IFB Ser. 05-84, Class SL, 12.54s, 2035	183,921	174,633	—	—	—	—
IFB Ser. 05-7, Class JM, 10.676s, 2034	143,070	145,258	493,134	500,675	476,088	483,368
IFB Ser. 05-68, Class DP, 10.417s, 2035	104,165	103,465	—	—	—	—
IFB Ser. 05-84, Class SB, 9.031s, 2035	74,647	71,788	—	—	—	—
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	344,728	79,288	—	—	—	—
IFB Ser. 04-26, Class IS, IO, 4.712s, 2034	693,271	43,794	87,157	5,506	65,921	4,164
IFB Ser. 04-59, Class SC, IO, 4.712s, 2034	153,466	14,465	729,853	68,792	618,371	58,285
IFB Ser. 07-47, Class SA, IO, 4.612s, 2036	880,504	89,713	—	—	—	—
IFB Ser. 08-29, Class SA, IO, 4.593s, 2038	660,297	56,618	—	—	—	—
IFB Ser. 07-35, Class NY, IO, 4.412s, 2035	613,504	46,489	97,382	7,379	—	—
IFB Ser. 07-26, Class SD, IO, 4.312s, 2037	341,303	23,251	1,673,181	113,985	1,402,167	95,523
IFB Ser. 06-61, Class SM, IO, 4.193s, 2036	214,124	17,458	—	—	—	—
IFB Ser. 06-62, Class SI, IO, 4.193s, 2036	436,606	35,780	1,148,787	94,143	964,172	79,014
IFB Ser. 06-69, Class SI, IO, 4.193s, 2036	697,374	56,748	—	—	—	—
IFB Ser. 07-1, Class SL, IO, 4.173s, 2037	231,460	18,822	621,474	50,536	487,694	39,658
IFB Ser. 07-1, Class SM, IO, 4.163s, 2037	231,460	18,772	621,474	50,402	487,694	39,553
IFB Ser. 07-48, Class SB, IO, 4.162s, 2037	148,468	9,657	1,414,810	92,023	1,187,070	77,211
IFB Ser. 06-62, Class SA, IO, 4.153s, 2036	188,561	14,863	—	—	—	—
IFB Ser. 06-64, Class SB, IO, 4.153s, 2036	186,839	15,125	—	—	—	—
IFB Ser. 05-68, Class PU, IO, 4.113s, 2032	589,569	60,057	—	—	—	—
IFB Ser. 07-74, Class SI, IO, 4.082s, 2037	964,085	87,689	121,029	11,008	92,015	8,369
IFB Ser. 07-17, Class AI, IO, 4.062s, 2037	733,271	54,265	4,043,598	299,242	3,366,382	249,126
IFB Ser. 07-78, Class SA, IO, 4.042s, 2037	724,396	46,075	—	—	—	—
IFB Ser. 07-9, Class AI, IO, 4.012s, 2037	422,930	29,384	1,615,096	112,214	1,287,569	89,458
IFB Ser. 08-2, Class SM, IO, 4.012s, 2038	2,372,321	155,200	298,529	19,530	225,534	14,755
IFB Ser. 07-49, Class NY, IO, 3.913s, 2035	1,035,414	78,594	2,507,877	190,363	2,521,945	191,431
IFB Ser. 08-40, Class SA, IO, 3.912s, 2038	7,440,270	523,111	1,791,628	125,966	1,579,745	111,069
IFB Ser. 05-71, Class SA, IO, 3.872s, 2035	1,095,004	79,611	129,477	9,413	96,183	6,993
IFB Ser. 07-17, Class IC, IO, 3.762s, 2037	768,661	51,864	2,252,426	151,978	1,715,344	115,739
IFB Ser. 07-36, Class SW, IO, 3.713s, 2035	326,069	22,288	—	—	—	—
IFB Ser. 07-21, Class S, IO, 3.712s, 2037	390,490	23,146	1,931,325	114,479	1,625,349	96,343
IFB Ser. 07-25, Class KS, IO, 3.712s, 2037	329,111	22,280	657,315	44,498	479,614	32,468
IFB Ser. 07-31, Class AI, IO, 3.692s, 2037	243,025	19,870	1,175,716	96,129	1,010,572	82,626
IFB Ser. 07-26, Class SG, IO, 3.663s, 2037	652,604	51,603	1,715,717	135,666	1,440,290	113,887
IFB Ser. 07-62, Class S, IO, 3.662s, 2037	1,110,099	66,637	140,186	8,415	106,016	6,364
IFB Ser. 07-9, Class BI, IO, 3.633s, 2037	724,181	49,163	3,164,475	214,831	2,715,677	184,363
IFB Ser. 07-31, Class CI, IO, 3.623s, 2037	145,512	10,001	873,066	60,008	727,555	50,007
IFB Ser. 05-84, Class AS, IO, 3.613s, 2035	862,716	68,647	264,234	21,025	201,524	16,035
IFB Ser. 06-69, Class SA, IO, 3.613s, 2036	1,341,530	92,409	—	—	—	—
IFB Ser. 07-11, Class SA, IO, 3.613s, 2037	98,263	7,570	939,226	72,354	787,738	60,684
IFB Ser. 07-14, Class SB, IO, 3.613s, 2037	187,759	13,848	1,761,359	129,907	1,498,821	110,544
IFB Ser. 07-22, Class S, IO, 3.613s, 2037	367,222	32,032	956,974	83,476	805,873	70,295
IFB Ser. 07-25, Class SA, IO, 3.613s, 2037	239,032	16,585	1,182,279	82,029	991,912	68,821
IFB Ser. 07-25, Class SB, IO, 3.613s, 2037	396,479	27,262	2,309,451	158,798	1,937,305	133,209
IFB Ser. 07-43, Class SC, IO, 3.612s, 2037	150,441	8,660	1,402,877	80,759	1,144,238	65,870
IFB Ser. 07-51, Class SJ, IO, 3.563s, 2037	246,756	20,086	1,179,888	96,042	999,312	81,343
IFB Ser. 07-53, Class SY, IO, 3.548s, 2037	1,645,927	144,499	447,936	39,325	382,175	33,552
IFB Ser. 04-88, Class S, IO, 3.513s, 2032	799,061	49,680	81,586	5,072	59,990	3,730
IFB Ser. 06-59, Class SD, IO, 3.513s, 2036	—	—	—	—	14,277,984	895,315
IFB Ser. 07-58, Class PS, IO, 3.513s, 2037	638,676	49,749	492,392	38,354	3,411,371	265,725
IFB Ser. 07-59, Class PS, IO, 3.483s, 2037	192,525	14,011	924,312	67,265	770,100	56,043

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-59, Class SP, IO, 3.483s, 2037	$601,521	$44,679	$4,066,973	$302,078	$1,540,201	$114,400
IFB Ser. 06-38, Class SG, IO, 3.463s, 2033	703,163	43,375	3,442,280	212,338	2,888,994	178,208
IFB Ser. 07-68, Class PI, IO, 3.463s, 2037	193,046	13,940	1,351,326	97,582	1,061,756	76,671
IFB Ser. 07-53, Class SG, IO, 3.413s, 2037	154,288	9,813	688,124	43,767	582,436	37,045
IFB Ser. 07-53, Class ES, IO, 3.363s, 2037	209,904	11,667	1,009,674	56,123	854,559	47,501
IFB Ser. 07-64, Class AI, IO, 3.363s, 2037	3,887,754	235,372	15,084,486	913,245	8,008,774	484,867
IFB Ser. 07-79, Class SY, IO, 3.363s, 2037	435,373	25,034	4,201,345	241,577	3,650,679	209,914
IFB Ser. 08-3, Class SA, IO, 3.363s, 2038	783,464	47,941	2,059,656	126,033	1,730,044	105,864
IFB Ser. 07-10, Class SB, IO, 3.333s, 2037	3,751,837	261,876	—	—	—	—
IFB Ser. 08-4, Class SA, IO, 3.329s, 2038	2,277,707	140,018	4,737,125	291,205	4,253,693	261,487
IFB Ser. 07-9, Class DI, IO, 3.323s, 2037	365,473	21,969	1,598,421	96,081	1,371,576	82,446
IFB Ser. 07-67, Class SI, IO, 3.323s, 2037	525,382	29,840	6,896,230	391,678	1,902,735	108,068
IFB Ser. 06-26, Class S, IO, 3.313s, 2036	5,112,683	362,080	643,454	45,569	487,718	34,540
IFB Ser. 06-28, Class GI, IO, 3.313s, 2035	279,270	17,599	1,690,765	106,551	1,290,365	81,318
IFB Ser. 07-53, Class SC, IO, 3.313s, 2037	229,195	12,275	1,092,721	58,522	922,847	49,424
IFB Ser. 07-53, Class SE, IO, 3.313s, 2037	154,288	9,959	231,432	14,938	—	—
IFB Ser. 07-57, Class QA, IO, 3.313s, 2037	495,618	31,163	2,395,227	150,604	1,993,417	125,340
IFB Ser. 07-58, Class SA, IO, 3.313s, 2037	1,009,597	59,167	777,390	45,559	5,388,919	315,818
IFB Ser. 07-58, Class SC, IO, 3.313s, 2037	387,019	21,214	1,816,174	99,552	1,553,705	85,165
IFB Ser. 07-61, Class SA, IO, 3.313s, 2037	264,333	16,036	1,283,231	77,846	1,068,313	64,808
IFB Ser. 07-58, Class SD, IO, 3.303s, 2037	317,562	17,412	1,749,427	95,923	1,485,028	81,426
IFB Ser. 07-36, Class SA, IO, 3.283s, 2037	—	—	2,027,452	106,524	1,735,985	91,210
IFB Ser. 07-36, Class SG, IO, 3.283s, 2037	12,335,662	809,528	—	—	—	—
IFB Ser. 07-59, Class SD, IO, 3.283s, 2037	978,358	55,807	6,613,698	377,259	2,504,596	142,867
IFB Ser. 06-49, Class SA, IO, 3.273s, 2036	1,596,579	101,046	—	—	—	—
IFB Ser. 05-65, Class SI, IO, 3.163s, 2035	139,053	8,658	895,544	55,759	900,122	56,044
IFB Ser. 06-16, Class SX, IO, 3.103s, 2036	1,793,252	119,744	225,490	15,057	170,718	11,400
IFB Ser. 05-57, Class PS, IO, 3.063s, 2035	1,104,967	65,870	—	—	—	—
IFB Ser. 06-10, Class SM, IO, 3.063s, 2036	1,293,760	85,179	4,832,635	318,174	4,406,580	290,123
IFB Ser. 06-14, Class S, IO, 3.063s, 2036	296,441	18,720	1,422,915	89,857	1,204,844	76,086
IFB Ser. 07-17, Class IB, IO, 3.063s, 2037	149,368	7,920	896,205	47,522	746,838	39,602
IFB Ser. 06-11, Class ST, IO, 3.053s, 2036	186,433	11,028	891,051	52,707	754,948	44,656
IFB Ser. 07-1, Class S, IO, 3.013s, 2037	722,236	39,704	1,901,050	104,508	1,595,306	87,700
IFB Ser. 07-3, Class SA, IO, 3.013s, 2037	689,445	38,575	1,814,115	101,502	1,522,609	85,192
IFB Ser. 07-7, Class EI, IO, 3.013s, 2037	650,440	36,330	1,608,207	89,826	1,294,565	72,308
IFB Ser. 07-7, Class JI, IO, 3.013s, 2037	261,999	14,410	2,491,780	137,048	2,090,419	114,973
IFB Ser. 07-8, Class SA, IO, 3.013s, 2037	507,726	29,550	1,488,839	86,652	1,134,003	66,000
IFB Ser. 07-9, Class CI, IO, 3.013s, 2037	475,763	26,958	2,078,922	117,798	1,783,935	101,083
IFB Ser. 07-19, Class SJ, IO, 3.013s, 2037	291,501	15,966	1,438,584	78,793	1,207,345	66,128
IFB Ser. 07-23, Class ST, IO, 3.013s, 2037	197,918	10,714	1,889,215	102,267	1,584,781	85,787
IFB Ser. 07-26, Class SW, IO, 3.013s, 2037	2,600,431	148,843	15,115,007	865,153	11,610,520	664,563
IFB Ser. 07-27, Class SD, IO, 3.013s, 2037	326,481	18,988	852,950	49,608	715,856	41,635
IFB Ser. 05-17, Class S, IO, 2.993s, 2035	912,299	55,635	114,982	7,012	86,911	5,300
IFB Ser. 05-3, Class SN, IO, 2.913s, 2035	2,581,899	156,225	206,828	12,515	149,704	9,058
IFB Ser. 04-41, Class SG, IO, 2.813s, 2034	2,480,852	89,799	312,507	11,312	236,180	8,549
IFB Ser. 07-73, Class MI, IO, 2.813s, 2037	—	—	7,154,100	318,794	2,741,166	122,149
IFB Ser. 07-67, Class EI, IO, 0.02s, 2037	—	—	3,718,695	2,866	1,409,696	1,087
IFB Ser. 07-67, Class GI, IO, 0.02s, 2037	1,138,328	876	10,888,660	8,379	4,127,325	3,176
FRB Ser. 98-2, Class EA, PO, zero %, 2028	14,684	12,500	2,801	2,385	—	—
Ser. 99-31, Class MP, PO, zero %, 2029	11,326	9,442	53,507	44,608	26,754	22,304
FRB Ser. 07-6, Class TD, zero %, 2037	385,622	357,198	—	—	—	—
FRB Ser. 07-22, Class TA, zero %, 2037	134,747	138,468	138,388	142,210	118,966	122,251
FRB Ser. 07-33, Class TB, zero %, 2037	457,706	411,319	—	—	—	—
FRB Ser. 07-35, Class UF, zero %, 2037	83,921	84,483	174,771	175,943	143,974	144,940
FRB Ser. 07-49, Class UF, zero %, 2037	60,223	59,668	115,564	114,498	96,575	95,684
FRB Ser. 07-73, Class KI, IO, zero %, 2037	—	—	5,503,455	83,796	2,108,289	32,101
FRB Ser. 07-73, Class KM, zero %, 2037	—	—	549,954	557,469	211,220	214,106
Ser. 07-73, Class MO, PO, zero %, 2037	—	—	550,737	451,297	210,438	172,442

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

Greenpoint Mortgage Funding Trust Ser. 05-AR1,
Class X1, IO, 3.271s, 2045	$404,810	$11,132	$1,124,572	$30,926	$1,075,599	$29,579

Greenwich Capital Commercial Funding Corp. Ser.
05-GG5, Class XC, IO, 0.082s, 2037	12,774,735	39,602	40,690,958	126,142	40,802,532	126,488

Greenwich Capital Commercial Funding Corp. 144A
Ser. 07-GG9, Class X, IO, 0.511s, 2039	3,157,158	52,784	17,158,251	286,865	8,781,750	146,820
Ser. 05-GG3, Class XC, IO, 0.267s, 2042	10,321,011	135,412	28,525,950	374,260	24,395,027	320,063

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.993s, 2045	318,000	299,250	1,426,000	1,341,920	1,118,000	1,052,080
Ser. 06-GG6, Class A2, 5.506s, 2038	366,000	357,106	1,198,000	1,168,889	—	—

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	—	—	280,000	266,308	282,000	268,210
FRB Ser. 07-EOP, Class J, 3.337s, 2009	130,000	116,350	383,000	342,785	240,000	214,800
Ser. 06-GG8, Class X, IO, 0.876s, 2039	2,184,051	65,958	10,099,866	305,016	8,444,134	255,013
Ser. 04-C1, Class X1, IO, 0.485s, 2028	3,183,426	20,056	4,337,093	27,324	4,337,093	27,324
Ser. 03-C1, Class X1, IO, 0.249s, 2040	5,232,023	104,614	4,302,541	86,029	6,200,607	123,981
Ser. 05-GG4, Class XC, IO, 0.218s, 2039	8,345,179	124,343	22,657,861	337,602	21,818,681	325,098
Ser. 06-GG6, Class XC, IO, 0.06s, 2038	3,460,348	8,651	34,625,288	86,563	25,017,619	62,544

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	32,098	32,261	—	—	63,305	63,626
Ser. 05-RP3, Class 1A3, 8s, 2035	106,540	105,133	—	—	209,058	206,298
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	86,465	83,277	—	—	169,471	163,223

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	66,044	65,861	180,284	179,783	172,697	172,218
Ser. 05-RP1, Class 1A2, 7 1/2s, 2035	90,019	88,917	—	—	—	—
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	72,188	70,874	198,911	195,289	189,888	186,430
IFB Ser. 04-4, Class 1AS, IO, 3.626s, 2034	2,591,480	149,010	1,601,927	92,111	7,792,533	448,071

GSR Mortgage Loan Trust Ser. 05-AR2,
Class 2A1, 4.836s, 2035	162,762	136,720	387,501	325,501	407,195	342,043

HASCO NIM Trust 144A Ser. 05-OP1A,
Class A, 6 1/4s, 2035 (Cayman Islands)	—	—	50,782	5,078	55,764	5,576

HSI Asset Loan Obligation FRB Ser. 07-AR1,
Class 2A1, 6.133s, 2037	2,928,498	2,108,519	3,827,807	2,756,021	1,533,975	1,104,462

HVB Mortgage Capital Corp. Ser. 03-FL1A,
Class K, 5.338s, 2022	118,000	103,840	—	—	—	—

IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 3.317s, 2037	727,047	598,734	2,937,358	2,418,960	2,470,612	2,034,588

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1, 6.313s, 2036	738,003	455,543	512,437	316,309	481,785	297,388
FRB Ser. 07-AR15, Class 1A1, 6.225s, 2037	2,367,173	1,586,006	1,691,828	1,133,524	1,591,392	1,066,232
FRB Ser. 07-AR9, Class 2A1, 6.039s, 2037	2,435,665	1,631,895	1,721,576	1,153,456	1,598,800	1,071,196
FRB Ser. 07-AR11, Class 1A1, 5.64s, 2037	754,084	459,991	1,609,314	981,681	1,404,311	856,630
FRB Ser. 05-AR31, Class 3A1, 5.633s, 2036	3,665,802	2,492,745	—	—	—	—
FRB Ser. 05-AR5, Class 4A1, 5.494s, 2035	3,360,951	2,672,161	—	—	—	—

JPMorgan Alternative Loan Trust
FRB Ser. 06-A3, Class 2A1, 6.068s, 2036	1,286,417	910,255	—	—	—	—
FRB Ser. 06-A1, Class 5A1, 5.94s, 2036	1,699,985	1,189,989	1,201,400	840,980	1,115,638	780,946
FRB Ser. 06-A6, Class 1A1, 3.367s, 2036 F	1,165,273	695,605	808,236	482,474	760,501	453,978

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	64,000	62,509	204,000	199,247	204,000	199,247
FRB Ser. 07-LD12, Class AM, 6.261s, 2051	686,000	563,487	2,962,000	2,433,016	—	—
FRB Ser. 07-LD12, Class A3, 6.189s, 2051	3,282,000	3,075,858	14,127,000	13,239,683	—	—
FRB Ser. 07-LD11, Class A3, 6.007s, 2049	407,000	363,736	1,778,000	1,588,999	1,394,000	1,245,818
Ser. 07-CB20, Class A3, 5.863s, 2051	816,000	750,084	3,569,000	3,280,696	2,789,000	2,563,705
Ser. 06-CB15, Class A4, 5.814s, 2043	477,000	436,900	1,612,000	1,476,484	1,381,000	1,264,903
Ser. 07-CB20, Class A4, 5.794s, 2051	529,000	464,859	2,323,000	2,041,336	1,817,000	1,596,689
Ser. 06-CB16, Class A4, 5.552s, 2045	—	—	1,361,000	1,215,550	1,650,000	1,473,665
Ser. 06-CB14, Class A4, 5.481s, 2044	220,000	199,945	844,000	767,061	946,000	859,763

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp.
Ser. 05-LDP2, Class AM, 4.78s, 2042	$100,000	$87,271	$420,000	$366,539	$400,000	$349,085
Ser. 06-LDP8, Class X, IO, 0.762s, 2045	2,895,575	85,365	13,395,998	394,930	11,199,526	330,175
Ser. 06-CB17, Class X, IO, 0.701s, 2043	2,416,808	66,076	13,202,470	360,956	14,166,807	387,321
Ser. 08-C2, Class X, IO, 0.647s, 2051	71,423,579	1,841,300	—	—	—	—
Ser. 06-LDP9, Class X, IO, 0.641s, 2047	3,216,470	71,856	5,609,404	125,314	5,257,883	117,461
Ser. 07-LDPX, Class X, IO, 0.526s, 2049	4,822,476	76,870	20,343,607	324,277	16,124,813	257,030
Ser. 06-CB16, Class X1, IO, 0.085s, 2045	3,299,894	42,091	15,266,356	194,727	12,763,366	162,801
Ser. 06-LDP7, Class X, IO, 0.02s, 2045	13,318,720	10,389	49,511,971	38,619	49,511,971	38,619

JPMorgan Chase Commercial Mortgage Securities
Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	38,000	37,367	240,000	236,003	260,000	255,670
Ser. 03-ML1A, Class X1, IO, 0.772s, 2039	635,843	21,301	—	—	—	—
Ser. 05-LDP2, Class X1, IO, 0.228s, 2042	16,702,797	247,870	40,874,917	606,584	—	—
Ser. 05-LDP1, Class X1, IO, 0.151s, 2046	4,578,094	34,336	14,367,597	107,757	12,945,518	97,091
Ser. 05-CB12, Class X1, IO, 0.137s, 2037	4,148,290	35,012	11,873,916	100,216	11,414,274	96,336
Ser. 05-LDP3, Class X1, IO, 0.118s, 2042	16,157,898	103,572	17,168,378	110,049	28,835,363	184,835
Ser. 05-LDP5, Class X1, IO, 0.08s, 2044	22,736,249	85,261	68,752,109	257,820	75,686,399	283,824
Ser. 06-LDP6, Class X1, IO, 0.079s, 2043	—	—	22,716,716	99,499	16,377,075	71,732
Ser. 06-CB14, Class X1, IO, 0.077s, 2044	12,257,840	44,006	27,421,549	98,443	29,816,715	107,042
Ser. 07-CB20, Class X1, IO, 0.068s, 2051	6,858,894	69,686	38,585,894	392,033	31,248,845	317,488

Key Commercial Mortgage
Ser. 07-SL1, Class A2, 5.741s, 2040	1,091,000	998,778	—	—	—	—
Ser. 07-SL1, Class A1, 5.478s, 2040 F	696,082	629,657	—	—	—	—

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	—	—	149,428	140,970	136,004	128,306
Ser. 99-C1, Class G, 6.41s, 2031	—	—	159,961	125,313	145,590	114,055
Ser. 98-C4, Class G, 5.6s, 2035	—	—	132,000	121,339	127,000	116,743
Ser. 98-C4, Class H, 5.6s, 2035	—	—	223,000	149,452	215,000	144,091

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	1,022,000	959,698	4,401,000	4,132,711	—	—
Ser. 04-C7, Class A6, 4.786s, 2029	121,000	112,199	362,000	335,668	400,000	370,904
Ser. 07-C2, Class XW, IO, 0.73s, 2040	1,180,644	33,764	4,595,721	131,429	3,617,844	103,464
Ser. 07-C7, Class XW, IO, 0.526s, 2045	903,631	19,428	5,318,828	114,353	1,309,465	28,153

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.914s, 2038	1,779,734	62,567	9,511,855	334,394	10,226,739	359,526
Ser. 03-C5, Class XCL, IO, 0.813s, 2037	1,331,173	26,277	6,148,935	121,380	5,139,416	101,452
Ser. 05-C3, Class XCL, IO, 0.238s, 2040	3,180,915	57,281	14,252,302	256,653	11,749,931	211,590
Ser. 05-C2, Class XCL, IO, 0.182s, 2040	14,727,543	129,894	29,421,702	259,494	39,019,599	344,145
Ser. 05-C5, Class XCL, IO, 0.174s, 2020	4,957,640	59,467	13,814,216	165,702	14,886,669	178,566
Ser. 05-C7, Class XCL, IO, 0.118s, 2040	12,342,347	89,014	32,053,345	231,172	32,139,368	231,792
Ser. 06-C1, Class XCL, IO, 0.105s, 2041	10,501,639	96,562	—	—	30,578,070	281,162
Ser. 06-C7, Class XCL, IO, 0.094s, 2038	3,352,082	49,070	16,437,362	240,623	15,396,443	225,385
Ser. 07-C2, Class XCL, IO, 0.09s, 2040	10,141,351	110,265	39,492,638	429,396	31,087,292	338,006
Ser. 07-C7, Class XCL, IO, 0.086s, 2045	—	—	2,246,083	21,477	—	—

Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A
FRB Ser. 04-LLFA, Class H, 3.438s, 2017	175,000	140,000	184,000	147,200	214,000	171,200
FRB Ser. 05-LLFA, Class J, 3.288s, 2018	23,000	19,550	93,000	79,050	89,000	75,650

Lehman Mortgage Trust
IFB Ser. 06-7, Class 1A9, 21.679s, 2036	—	—	133,486	151,566	133,486	151,566
IFB Ser. 07-5, Class 4A3, 20.839s, 2037	158,149	142,335	686,139	617,525	585,648	527,083
IFB Ser. 06-7, Class 4A2, IO, 4.543s, 2036	—	—	811,004	69,639	872,987	74,961
IFB Ser. 07-5, Class 8A2, IO, 4.513s, 2036	—	—	1,153,190	102,912	980,290	87,482
Ser. 07-1, Class 3A2, IO, 4.043s, 2037	—	—	1,193,185	125,383	1,085,529	114,071
IFB Ser. 07-4, Class 3A2, IO, 3.993s, 2037	275,457	22,923	1,114,149	92,717	957,500	79,681
IFB Ser. 06-5, Class 2A2, IO, 3.943s, 2036	557,232	40,399	1,541,108	111,730	1,734,024	125,717

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

Lehman Mortgage Trust
IFB Ser. 07-2, Class 2A13, IO, 3.483s, 2037	$—	$—	$1,866,179	$139,963	$1,600,662	$120,050
IFB Ser. 07-4, Class 2A2, IO, 3.463s, 2037	1,109,625	79,893	4,548,989	327,527	3,889,825	280,067
IFB Ser. 07-1, Class 2A3, IO, 3.423s, 2037	1,316,913	95,476	3,202,474	232,179	1,909,028	138,405
Ser. 06-9, Class 2A3, IO, 3.413s, 2036	—	—	2,332,876	185,673	2,149,410	171,071
IFB Ser. 06-9, Class 2A2, IO, 3.413s, 2037	1,288,355	100,743	1,724,647	134,859	1,582,785	123,766
IFB Ser. 06-8, Class 2A2, IO, 3.373s, 2036	—	—	496,812	34,777	1,159,228	81,146
IFB Ser. 06-7, Class 2A4, IO, 3.343s, 2036	—	—	2,708,536	189,598	2,911,555	203,809
IFB Ser. 06-7, Class 2A5, IO, 3.343s, 2036	—	—	2,540,812	177,857	2,731,220	191,185
IFB Ser. 06-6, Class 1A2, IO, 3.293s, 2036	—	—	965,326	67,573	1,067,709	74,740
IFB Ser. 06-6, Class 1A3, IO, 3.293s, 2036	—	—	1,398,005	97,860	1,541,995	107,940
IFB Ser. 07-5, Class 10A2, IO, 3.133s, 2037	547,276	35,573	2,244,853	145,915	1,919,646	124,777

MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 6.094s, 2034	12,886	9,052	31,731	22,290	31,812	22,346
FRB Ser. 04-13, Class 3A6, 3.788s, 2034	266,000	211,470	771,000	612,945	838,000	666,210
Ser. 04-3, Class 4AX, IO, 1.417s, 2034	123,572	989	421,048	3,368	405,336	3,243
Ser. 05-2, Class 7AX, IO, 0.17s, 2035	329,118	987	1,121,209	3,364	1,079,683	3,239

MASTR Alternative Loans Trust Ser. 06-3,
Class 1A1, 6 1/4s, 2036	1,516,555	1,137,417	1,071,526	803,645	995,194	746,396

MASTR Reperforming Loan Trust 144A
Ser. 05-1, Class 1A4, 7 1/2s, 2034	91,857	92,524	255,889	257,744	244,172	245,943
Ser. 05-2, Class 1A3, 7 1/2s, 2035	119,268	124,746	—	—	452,631	473,422

Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 4.329s, 2027	275,883	220,312	396,285	316,462	326,129	260,437

Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.119s, 2049	16,124,013	196,746	47,188,980	575,803	40,358,289	492,454

Merrill Lynch Floating Trust 144A
FRB Ser. 06-1, Class TM, 2.988s, 2022	554,794	482,670	491,817	427,881	579,784	504,412
Ser. 06-1, Class X1A, IO, 1.565s, 2022	9,601,876	57,011	8,568,307	50,874	10,141,370	60,214

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 7.097s, 2030	—	—	137,000	136,235	127,000	126,291
FRB Ser. 05-A9, Class 3A1, 5.278s, 2035	398,224	403,184	1,156,542	1,170,949	1,257,510	1,273,174
Ser. 96-C2, Class JS, IO, 2.261s, 2028	269,184	19,397	158,759	11,440	60,574	4,365

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.023s, 2050	219,000	208,814	981,000	935,374	771,000	735,141
FRB Ser. 07-C1, Class A4, 6.023s, 2050	191,000	168,186	645,000	567,958	552,000	486,066
Ser. 05-MCP1, Class XC, IO, 0.145s, 2043	4,430,313	51,917	14,995,570	175,725	14,423,824	169,025

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.233s, 2039	2,762,011	54,113	7,537,091	147,666	8,920,388	174,767
Ser. 05-LC1, Class X, IO, 0.229s, 2044	2,427,502	15,995	7,319,096	48,227	8,054,761	53,075

Merrill Lynch/Countrywide Commercial
Mortgage Trust
FRB Ser. 07-8, Class A3, 6.156s, 2049	417,000	388,292	2,122,000	1,975,914	—	—
FRB Ser. 07-8, Class A2, 6.119s, 2049	382,000	368,380	1,724,000	1,662,533	1,346,000	1,298,010
Ser. 07-9, Class A4, 5.748s, 2049	830,000	718,493	4,220,000	3,653,062	—	—

Merrill Lynch/Countrywide Commercial Mortgage
Trust 144A
Ser. 07-7, Class X, IO, 0.136s, 2050	11,811,333	33,447	77,430,958	219,266	61,200,831	173,306
Ser. 06-1, Class X, IO, 0.132s, 2039	4,491,725	15,640	19,885,048	69,239	21,512,328	74,905
Ser. 06-3, Class XC, IO, 0.101s, 2046	4,323,415	57,225	20,001,299	264,737	16,721,771	221,329

Mezz Cap Commercial Mortgage Trust Ser. 07-C5,
Class X, 4.867s, 2017	—	—	645,483	110,334	542,566	92,742

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C2, Class X, IO, 6.004s, 2040	200,535	44,310	510,454	112,789	499,899	110,457
Ser. 05-C3, Class X, IO, 5.555s, 2044	408,011	87,140	645,525	137,867	646,511	138,077
Ser. 06-C4, Class X, IO, 5.456s, 2016	986,764	186,967	2,471,285	468,245	2,542,254	481,692

Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1.684s, 2043	928,619	32,530	2,693,924	94,368	4,334,793	151,848

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

Morgan Stanley Capital I
Ser. 98-CF1, Class D, 7.35s, 2032	$64,569	$63,318	$—	$—	$—	$—
FRB Ser. 08-T29, Class A3, 6.458s, 2043	176,000	171,575	533,000	519,600	506,000	493,279
FRB Ser. 06-IQ11, Class A4, 5.943s, 2042	477,000	447,332	1,612,000	1,511,738	1,381,000	1,295,106
FRB Ser. 07-IQ14, Class AM, 5.877s, 2049	230,000	182,425	1,062,000	842,325	825,000	654,349
Ser. 05-HQ6, Class A4A, 4.989s, 2042	278,000	263,378	827,000	783,502	915,000	866,874
Ser. 04-HQ4, Class A7, 4.97s, 2040	144,000	133,243	427,000	395,103	473,000	437,667

Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	701	699	6,206	6,191	5,756	5,741
Ser. 04-RR, Class F5, 6s, 2039	—	—	395,000	256,750	340,000	221,000
Ser. 04-RR, Class F6, 6s, 2039	—	—	395,000	237,000	350,000	210,000
Ser. 07-HQ13, Class X1, IO, 0.822s, 2044	5,082,734	134,540	23,217,833	614,576	—	—
Ser. 05-HQ6, Class X1, IO, 0.144s, 2042	8,137,741	67,501	17,952,422	148,913	17,833,338	147,925
Ser. 05-HQ5, Class X1, IO, 0.116s, 2042	3,082,032	18,523	8,450,290	50,786	6,651,755	39,977

Morgan Stanley Mortgage Loan Trust
Ser. 05-5AR, Class 2A1, 4.852s, 2035	298,207	202,035	525,897	356,295	883,576	598,622

Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.184s, 2030	53,000	53,040	215,000	215,162	206,000	206,155
Ser. 97-MC2, Class X, IO, 1.988s, 2012	921	1	255	1	—	—

Nomura Asset Acceptance Corp. Ser. 04-R3,
Class PT, 7.433s, 2035	67,338	58,772	89,109	77,773	87,083	76,005

Nomura Asset Acceptance Corp. 144A Ser. 04-R2,
Class PT, 9.087s, 2034	—	—	77,149	77,218	70,946	71,009

Permanent Financing PLC 144A FRB Ser. 9A,
Class 3A, 2.917s, 2033 (United Kingdom)	274,000	248,027	1,184,000	1,071,767	—	—

Permanent Master Issuer PLC FRB Ser. 07-1,
Class 4A, 2.871s, 2033 (United Kingdom)	333,000	317,599	1,429,000	1,362,909	—	—

PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	—	—	813,000	803,407	757,000	748,067
Ser. 00-C1, Class J, 6 5/8s, 2010	—	—	118,000	69,307	189,000	111,009
Ser. 00-C2, Class J, 6.22s, 2033	—	—	276,000	255,134	291,000	269,000

Residential Asset Mortgage Products, Inc.
Ser. 02-SL1, Class AI3, 7s, 2032	87,449	85,813	285,102	279,769	179,360	176,005

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037	3,612,669	2,528,867	4,268,323	2,987,825	—	—
IFB Ser. 07-A3, Class 2A2, IO, 3.483s, 2037	975,988	63,439	4,277,773	278,055	3,669,162	238,496

Residential Funding Mortgage Securities
I Ser. 04-S5, Class 2A1, 4 1/2s, 2019	290,053	265,217	1,025,481	937,674	1,139,031	1,041,501

Saco I Trust FRB Ser. 05-10, Class 1A1, 3.467s, 2033	130,376	57,365	238,287	104,846	262,357	115,437

Salomon Brothers Mortgage Securities VII 144A
Ser. 02-KEY2, Class X1, IO, 0.733s, 2036	2,554,436	101,080	9,480,552	375,148	8,304,924	328,628

SBA CMBS Trust 144A Ser. 05-1A, Class D,
6.219s, 2035	—	—	200,000	146,000	200,000	146,000

STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018 (Cayman Islands)	—	—	172,000	132,440	165,000	127,050
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)	—	—	116,000	80,040	112,000	77,280
Ser. 04-1A, Class K, 5s, 2018 (Cayman Islands)	100,000	76,000	—	—	—	—
Ser. 04-1A, Class L, 5s, 2018 (Cayman Islands)	—	—	76,000	53,960	74,000	52,540

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	783,287	501,304	3,887,329	2,487,891	3,201,632	2,049,045
FRB Ser. 06-9, Class 1A1, 5.715s, 2036	1,332,631	866,981	569,035	370,202	—	—
FRB Ser. 05-18, Class 6A1, 5.256s, 2035	177,657	138,572	437,047	340,897	462,021	360,377
Ser. 04-8, Class 1A3, 5.133s, 2034	8,476	7,043	4,190	3,482	7,714	6,410
Ser. 05-9, Class AX, IO, 1.472s, 2035	1,457,002	27,319	3,963,157	74,309	3,789,620	71,055
Ser. 04-19, Class 2A1X, IO, 1.275s, 2035	411,028	4,521	—	—	—	—

Structured Adjustable Rate Mortgage Loan Trust
144A Ser. 04-NP2, Class A, 3.557s, 2034	43,709	34,967	172,898	138,318	178,798	143,038

COLLATERALIZED MORTGAGE		Growth 7.0%		Balanced 16.1%		Conservative 19.3%
OBLIGATIONS* cont.	Principal amount	Value	Principal amount	Value	Principal amount	Value

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 2.541s, 2037	$3,745,355	$229,403	$10,583,234	$648,223	$10,836,986	$663,765
Ser. 07-4, Class 1A4, IO, 1s, 2037	3,689,909	86,592	11,310,549	265,427	11,564,301	271,382

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 3.317s, 2037	—	—	4,510,124	197,318	3,584,081	156,804
Ser. 08-RF1, Class AI, IO, 2.948s, 2037	—	—	14,434,887	595,439	—	—
Ser. 06-RF4, Class 1A, IO, 0.356s, 2036	—	—	2,165,695	146,796	1,850,578	125,437

Terwin Mortgage Trust 144A FRB Ser. 06-9HGA,
Class A1, 3.287s, 2037	92,621	86,249	—	—	—	—

Thornburg Mortgage Securities Trust FRB Ser. 06-4,
Class A2B, 3.327s, 2011	281,698	267,443	—	—	—	—

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 6.1s, 2051	327,000	304,466	1,665,000	1,550,265	—	—
Ser. 07-C30, Class A3, 5.246s, 2043	6,500,000	6,002,584	1,882,000	1,737,979	—	—
Ser. 04-C15, Class A4, 4.803s, 2041	215,000	192,567	637,000	570,536	705,000	631,440
Ser. 06-C28, Class XC, IO, 0.564s, 2048	3,133,807	61,548	10,919,032	214,450	11,001,684	216,073
Ser. 06-C29, IO, 0.529s, 2048	17,913,204	363,817	47,090,959	956,417	—	—
Ser. 07-C34, IO, 0.521s, 2046	4,743,198	100,414	10,635,264	225,149	8,764,735	185,549

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 5.788s, 2018	—	—	164,000	147,600	156,000	140,400
Ser. 03-C3, Class IOI, IO, 0.48s, 2035	470,660	12,672	3,536,286	95,212	3,539,666	95,303
Ser. 07-C31, IO, 0.435s, 2047	9,184,340	137,306	35,764,397	534,678	28,152,151	420,875
Ser. 05-C18, Class XC, IO, 0.126s, 2042	12,585,291	103,199	21,475,116	176,096	24,797,068	203,336
Ser. 06-C27, Class XC, IO, 0.097s, 2045	3,767,961	31,161	17,430,669	144,152	14,572,628	120,516
Ser. 06-C23, Class XC, IO, 0.071s, 2045	4,852,173	25,814	31,981,669	170,142	35,106,144	186,765
Ser. 06-C26, Class XC, IO, 0.057s, 2045	17,506,221	47,442	13,944,408	37,789	8,635,881	23,403

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2036	—	—	46,000	23,359	44,000	22,343
Ser. 07-SL2, Class A1, 5.426s, 2049	1,799,005	1,544,770	—	—	—	—
Ser. 06-SL1, Class X, IO, 0.998s, 2043	440,400	15,749	2,355,607	84,237	2,532,545	90,564
Ser. 07-SL2, Class X, IO, 0.851s, 2049	1,320,793	41,882	5,620,051	178,212	4,451,951	141,171

WAMU Mortgage Pass-Through Certificates
FRB Ser. 04-AR1, Class A, 4.229s, 2034	80,346	70,704	221,274	194,722	157,776	138,842

WAMU Mortgage Pass-Through Certificates
144A Ser. 04-RP1, Class 1S, IO, 3.511s, 2034	2,452,260	162,986	5,043,352	335,199	3,315,191	220,339

Washington Mutual Asset Securities Corp. 144A
Ser. 05-C1A, Class F, 5.3s, 2036	107,000	62,302	—	—	—	—

Washington Mutual Mortgage Pass-Through Certificates
Ser. 07-2, Class CX, IO, 7s, 2037	82,371	12,356	376,135	56,420	300,325	45,049

Wells Fargo Mortgage Backed Securities Trust
Ser. 06-AR10, Class 3A1, 5.005s, 2036	221,511	181,068	512,245	418,720	514,460	420,531
Ser. 05-AR16, Class 2A1, 4.944s, 2035	—	—	—	—	68,616	57,980
Ser. 05-AR2, Class 2A1, 4.548s, 2035	107,079	87,889	269,462	221,172	282,406	231,796
Ser. 05-AR9, Class 1A2, 4.372s, 2035	285,636	148,531	—	—	104,147	54,157
Ser. 04-R, Class 2A1, 4.363s, 2034	103,740	95,648	261,025	240,663	273,933	252,564
Ser. 05-AR12, Class 2A5, 4.321s, 2035	1,263,000	1,079,322	4,035,000	3,448,191	3,882,000	3,317,442
Ser. 05-AR10, Class 2A18, IO, 0.61s, 2035	—	—	9,846,000	28,463	9,480,000	27,405

Total collateralized mortgage obligations
(cost $150,741,284, $284,262,852 and $191,654,700)		$139,336,099		$276,131,602		$190,048,400

ASSET-BACKED SECURITIES*		Growth 1.9%		Growth 1.9%		Conservative 5.2%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 3.897s, 2035	$—	$—	$150,000	$64,500	$135,000	$58,050
FRB Ser. 05-4, Class A2C, 3.417s, 2035	—	—	190,000	174,800	152,000	139,840

Ace Securities Corp.
FRB Ser. 06-HE3, Class A2C, 3.357s, 2036	119,000	70,400	549,000	324,788	436,000	257,938
FRB Ser. 06-OP2, Class A2C, 3.357s, 2036	107,000	59,385	475,000	263,625	377,000	209,235

ASSET-BACKED SECURITIES* cont.		Growth 1.9%		Balanced 3.7%		Conservative 5.2%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Ace Securities Corp. 144A Ser. 03-MH1, Class M2,
6 1/2s, 2030	$432,444	$376,226	$208,534	$181,425	$—	$—

Advanta Business Card Master Trust FRB Ser. 04-C1,
Class C, 4.238s, 2013	159,000	117,844	—	—	212,000	157,126

Aegis Asset Backed Securities Trust 144A Ser. 04-6N,
Class Note, 4 3/4s, 2035	8,939	1	12,634	1	12,515	1

AFC Home Equity Loan Trust Ser. 99-2, Class 1A,
3.617s, 2029	304,724	134,095	567,088	249,550	403,416	177,525

American Express Credit Account Master Trust 144A
Ser. 04-C, Class C, 2.988s, 2012	11,643	11,242	71,061	68,614	57,009	55,046

Ameriquest Mortgage Securities, Inc.
FRB Ser. 06-R1, Class M10, 5.707s, 2036	—	—	142,000	5,424	261,000	9,970
FRB Ser. 03-8, Class M2, 4.957s, 2033	—	—	203,206	40,641	182,984	36,597
FRB Ser. 04-R10, Class A5, 3.597s, 2034	50	44	—	—	—	—
FRB Ser. 04-R11, Class A2, 3.577s, 2034	8,459	7,359	—	—	—	—

AMP CMBS 144A FRB Ser. 06-1A, Class A, 3.569s,
2047 (Cayman Islands)	—	—	—	—	440,000	195,725

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	—	—	286,000	215,763	223,000	168,235
Ser. 04-1A, Class E, 6.42s, 2039	—	—	240,272	154,295	227,202	145,902

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 5.477s, 2033	—	—	22,925	2,751	20,633	2,476
FRB Ser. 06-W4, Class A2C, 3.367s, 2036	211,000	127,655	975,000	589,875	775,000	468,875

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 4.207s, 2033	—	—	212,258	97,639	190,763	87,751
FRB Ser. 05-WMC1, Class M1, 3.647s, 2035	29,000	21,750	583,000	437,250	404,000	303,000

Asset Backed Funding Corp. NIM Trust 144A FRB
Ser. 05-OPT1, Class B1, 5.707s, 2035	50,000	1,185	—	—	117,000	2,773

Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 04-HE7, Class A2, 3.587s, 2034	126	68	—	—	—	—
FRB Ser. 04-HE6, Class A2, 3.567s, 2034	77,763	56,884	275,390	201,448	264,196	193,259
FRB Ser. 06-HE2, Class A3, 3.397s, 2036	40,861	30,233	190,217	140,741	151,469	112,072
FRB Ser. 06-HE4, Class A5, 3.367s, 2036	157,000	127,170	720,000	583,200	578,000	468,180
FRB Ser. 06-HE7, Class A4, 3.347s, 2036 F	—	—	324,000	201,462	252,000	156,693

BankAmerica Manufactured Housing Contract
Trust Ser. 97-2, Class M, 6.9s, 2028	778,000	977,953	370,000	465,093	—	—

Bay View Auto Trust
Ser. 05-LJ2, Class D, 5.27s, 2014	62,000	59,753	139,000	133,961	134,000	129,143
Ser. 05-LJ2, Class C, 4.92s, 2014	100,000	90,628	46,000	41,689	45,000	40,783

Bayview Financial Acquisition Trust
FRB Ser. 04-D, Class A, 4.099s, 2044	66,009	55,706	215,763	182,084	210,640	177,760
Ser. 04-B, Class A1, 3.47s, 2039	—	—	765,381	624,503	1,005,081	820,084

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 4.557s, 2038	39,453	28,801	117,443	85,733	91,752	66,979
FRB Ser. 03-SSRA, Class A, 3.907s, 2038	39,453	32,056	117,443	95,423	91,752	74,549
FRB Ser. 04-SSRA, Class A1, 3.807s, 2039	95,703	69,146	139,100	100,500	134,789	97,385

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 06-EC1, Class M9, 5.207s, 2035	—	—	146,000	2,920	161,000	3,220
FRB Ser. 06-PC1, Class M9, 4.957s, 2035	—	—	—	—	100,000	1,000
FRB Ser. 05-HE1, Class M3, 4.137s, 2035	—	—	210,000	60,900	189,000	54,810
FRB Ser. 03-3, Class A2, 3.797s, 2043	104,158	92,449	361,682	321,024	285,409	253,325
FRB Ser. 03-1, Class A1, 3.707s, 2042	104,006	86,935	296,734	248,028	211,110	176,459
FRB Ser. 05-3, Class A1, 3.657s, 2035	85,381	76,616	—	—	—	—
FRB Ser. 03-ABF1, Class A, 3.577s, 2034	28,062	22,241	—	—	—	—

Bear Stearns Asset Backed Securities, Inc. 144A
FRB Ser. 06-HE2, Class M10, 5.457s, 2036	—	—	108,000	3,093	—	—

Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	3,291,211	2,110,874	2,046,591	1,312,616	397,144	254,715
Ser. 00-A, Class A2, 7.575s, 2030	744,645	406,447	347,501	189,675	—	—

ASSET-BACKED SECURITIES* cont.		Growth 1.9%		Balanced 3.7%		Conservative 5.2%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Bombardier Capital Mortgage Securitization Corp.
Ser. 99-B, Class A-5, 7.44s, 2020	$154,514	$89,618	$1,470,454	$852,864	$1,151,770	$668,027
Ser. 99-B, Class A3, 7.18s, 2015	74,682	45,252	1,461,441	885,540	1,132,456	686,196
Ser. 99-B, Class A2, 6.975s, 2012	—	—	48,929	29,357	63,093	37,855

Chase Funding Loan Acquisition Trust FRB Ser.
04-AQ1, Class A2, 3.607s, 2034 F	81,326	64,447	—	—	—	—

Chase Issuance Trust FRB Ser. 07-A16, Class A16,
3.119s, 2014	9,500,000	8,983,128	—	—	—	—

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-HE4, Class M11, 5.707s, 2035	41,000	4,100	—	—	—	—
FRB Ser. 05-HE4, Class M12, 5.257s, 2035	5,773	289	—	—	—	—
FRB Ser. 05-OPT1, Class M1, 3.627s, 2035	44,358	27,741	200,967	125,685	157,515	98,510
Ser. 03-HE3, Class A, 3.587s, 2033	597,562	519,879	—	—	—	—

Citigroup Mortgage Loan Trust, Inc. 144A FRB
Ser. 03-HE4, Class A, 3.617s, 2033	221,706	190,668	—	—	—	—

Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	276,236	21,413	409,826	31,768	258,122	20,009
Ser. 00-4, Class A6, 8.31s, 2032	144,771	107,568	2,419,108	1,797,443	2,374,425	1,764,243
Ser. 00-5, Class A7, 8.2s, 2032	—	—	1,231,000	886,074	817,000	588,077
Ser. 00-5, Class A6, 7.96s, 2032	480,704	366,633	1,900,257	1,449,326	1,740,601	1,327,556
Ser. 02-1, Class M1F, 7.954s, 2033	—	—	510,000	455,509	676,000	603,773
Ser. 02-2, Class M1, 7.424s, 2033	83,000	68,634	216,000	178,614	154,000	127,345
Ser. 01-4, Class A4, 7.36s, 2033	376,618	325,749	943,402	815,978	283,021	244,793
Ser. 00-6, Class A5, 7.27s, 2031	165,655	142,381	430,850	370,315	306,608	263,530
Ser. 01-1, Class A5, 6.99s, 2032	1,142,888	1,047,574	4,558,756	4,178,566	4,062,892	3,724,055
Ser. 01-3, Class A4, 6.91s, 2033	135,628	117,034	511,464	441,346	412,603	356,038
Ser. 02-1, Class A, 6.681s, 2033	157,963	151,470	493,111	472,843	148,978	142,855
FRB Ser. 02-1, Class M1A, 4.536s, 2033	725,000	527,279	1,996,000	1,451,654	1,264,000	919,284

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 3.727s, 2035	47,000	28,200	210,000	126,000	166,000	99,600
FRB Ser. 04-6, Class 2A5, 3.597s, 2034	39,523	32,014	353,684	286,484	296,353	240,046
FRB Ser. 04-5, Class 4A3, 3.527s, 2034	42,924	36,056	151,196	127,005	145,558	122,269
FRB Ser. 05-14, Class 3A2, 3.447s, 2036	25,459	22,913	115,274	103,747	90,522	81,470

Credit-Based Asset Servicing and Securitization FRB Ser.
02-CB2, Class A2, 4.307s, 2032	32,399	30,131	—	—	—	—

Credit-Based Asset Servicing and Securitization 144A
Ser. 06-MH1, Class B1, 6 1/4s, 2036	—	—	291,000	189,878	186,000	121,365
Ser. 06-MH1, Class M1, 6 1/4s, 2036	843,000	712,335	236,000	199,420	314,000	265,330
Ser. 06-MH1, Class M2, 6 1/4s, 2036	228,000	182,970	110,000	88,275	123,000	98,708

Crest, Ltd. 144A Ser. 03-2A, Class D2, 6.723s,
2038 (Cayman Islands)	—	—	339,000	220,350	313,000	203,450

CS First Boston Mortgage Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034	16,582	1,327	23,162	1,853	25,268	2,021

DB Master Finance, LLC 144A Ser. 06-1, Class M1,
8.285s, 2031	—	—	204,000	152,823	214,000	160,314

Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 3.877s, 2035	—	—	86,000	19,780	78,000	17,940

Fieldstone Mortgage Investment Corp. FRB Ser. 05-1,
Class M3, 3.747s, 2035	—	—	143,000	130,331	138,000	125,774

First Franklin Mortgage Loan Asset Backed Certificates
FRB Ser. 06-FF7, Class 2A3, 3.357s, 2036	163,000	99,821	744,000	455,626	583,000	357,029

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 3.537s, 2036	231,000	166,320	1,045,000	752,400	816,000	587,520
FRB Ser. 06-2, Class 2A3, 3.377s, 2036	392,000	286,160	1,688,000	1,232,240	1,342,000	979,660

GE Corporate Aircraft Financing, LLC 144A
FRB Ser. 05-1A, Class C, 4.507s, 2019	—	—	269,000	166,780	271,000	168,020
Ser. 04-1A, Class B, 4.057s, 2018	11,426	10,055	12,455	10,960	12,112	10,659

Gears Auto Owner Trust 144A Ser. 05-AA,
Class E1, 8.22s, 2012	—	—	443,000	419,480	442,000	418,533

ASSET-BACKED SECURITIES* cont.		Growth 1.9%		Balanced 3.7%		Conservative 5.2%
Principal amount		Value	Principal amount	Value	Principal amount	Value

GEBL 144A
Ser. 04-2, Class D, 5.238s, 2032	$—	$—	$117,911	$27,120	$145,017	$33,354
Ser. 04-2, Class C, 3.338s, 2032	—	—	88,095	55,720	145,017	91,723

Granite Mortgages PLC
FRB Ser. 03-2, Class 1C, 4.336s, 2043 (United Kingdom)	188,376	131,864	—	—	—	—
FRB Ser. 03-3, Class 1C, 4.236s, 2044 (United Kingdom)	81,846	78,305	156,871	150,084	—	—

Green Tree Financial Corp.
Ser. 94-4, Class B2, 8.6s, 2019	1,277,940	780,566	573,976	350,584	—	—
Ser. 96-5, Class M1, 8.05s, 2027	—	—	238,206	202,492	322,794	274,398
Ser. 96-8, Class A7, 8.05s, 2027	19,262	20,107	—	—	—	—
Ser. 96-6, Class M1, 7.95s, 2027	2,582,000	2,093,129	1,222,000	990,629	1,077,000	873,083
Ser. 99-5, Class A5, 7.86s, 2030	686,739	584,868	2,651,787	2,258,421	2,166,526	1,845,144
Ser. 97-2, Class A7, 7.62s, 2028	177,042	179,273	129,895	131,532	93,332	94,508
Ser. 96-2, Class M1, 7.6s, 2026	1,460,000	1,158,730	691,000	548,412	609,000	483,333
Ser. 97-6, Class A9, 7.55s, 2029	65,184	63,918	—	—	121,730	119,366
Ser. 97-4, Class A7, 7.36s, 2029	14,227	14,211	43,697	43,650	94,168	94,066
Ser. 97-3, Class A6, 7.32s, 2028	2,088	2,002	—	—	—	—
Ser. 95-8, Class M1, 7.3s, 2026	52,281	51,605	—	—	—	—
Ser. 96-10, Class A6, 7.3s, 2028	17,962	18,258	—	—	—	—
Ser. 96-10, Class M1, 7.24s, 2028	—	—	449,000	325,802	625,000	453,510
Ser. 97-6, Class M1, 7.21s, 2029	293,000	218,315	688,000	512,632	946,000	704,868
Ser. 96-2, Class A4, 7.2s, 2027	179,286	181,349	—	—	—	—
Ser. 97-3, Class A5, 7.14s, 2028	24,156	23,030	174,054	165,946	125,412	119,569
Ser. 97-6, Class A8, 7.07s, 2029	35,845	35,255	—	—	40,351	39,686
Ser. 93-4, Class A5, 7.05s, 2019	7,103	6,964	—	—	—	—
Ser. 95-10, Class B1, 7.05s, 2027	311,648	256,963	—	—	—	—
Ser. 98-4, Class A7, 6.87s, 2030	50,366	47,276	127,853	120,010	90,832	85,259
Ser. 97-7, Class A8, 6.86s, 2029	7,105	6,995	27,774	27,343	59,854	58,926
Ser. 93-3, Class B, 6.85s, 2018	183,034	156,543	85,504	73,129	—	—
Ser. 99-3, Class A7, 6.74s, 2031	108,000	101,249	147,000	137,812	151,000	141,562
Ser. 99-3, Class A6, 6 1/2s, 2031	—	—	21,098	21,063	20,470	20,435
Ser. 98-6, Class A7, 6.45s, 2030	—	—	145,016	142,759	104,524	102,897
Ser. 99-2, Class A7, 6.44s, 2030	—	—	497,225	426,778	692,974	594,793
Ser. 98-7, Class M1, 6.4s, 2030	118,000	68,298	218,000	126,178	136,000	78,717
Ser. 99-1, Class A6, 6.37s, 2025	254,000	245,688	359,000	347,252	224,000	216,670
Ser. 98-2, Class A5, 6.24s, 2016	10,910	10,470	—	—	—	—

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	4,228,274	3,626,688	3,998,722	3,429,796	1,537,581	1,318,819
Ser. 99-5, Class M1A, 8.3s, 2026	—	—	198,000	180,666	157,000	143,255
Ser. 99-5, Class A4, 7.59s, 2028	244,178	239,294	309,038	302,857	211,748	207,513
Ser. 99-3, Class 1A5, 6.79s, 2023	14,455	13,614	—	—	—	—

GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011	—	—	257,594	240,850	252,014	235,634

GSAMP Trust FRB Ser. 06-HE5, Class A2C, 3.357s, 2036	584,000	357,817	2,514,000	1,540,328	1,998,000	1,224,175

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class D, 4.757s, 2030 (Cayman Islands)	—	—	250,000	123,575	250,000	123,575
FRB Ser. 05-1A, Class D, 4.737s, 2030 (Cayman Islands)	—	—	105,068	76,699	100,774	73,565

High Income Trust Securities 144A FRB Ser. 03-1A,
Class A, 3.303s, 2036 (Cayman Islands)	—	—	415,817	187,118	378,402	170,281

Home Equity Asset Trust
FRB Ser. 04-7, Class A3, 3.597s, 2035	309	242	—	—	—	—
FRB Ser. 06-1, Class 2A4, 3.537s, 2036	117,000	71,955	527,000	324,105	415,000	255,225

Impac CMB Trust FRB Ser. 04-8, Class 1A,
3.927s, 2034	8,626	3,972	—	—	—	—

JPMorgan Mortgage Acquisition Corp. FRB
Ser. 06-FRE1, Class A4, 3.497s, 2035	100,000	61,250	443,000	271,338	347,000	212,538

Lehman ABS Manufactured Housing Contract
Ser. 01-B, Class M1, 6.63s, 2028	185,000	113,152	171,000	104,589	176,000	107,647
Ser. 01-B, Class A5, 5.873s, 2022	64,443	56,079	—	—	—	—
Ser. 01-B, Class A4, 5.27s, 2018	39,284	33,378	—	—	—	—

ASSET-BACKED SECURITIES* cont.		Growth 1.9%		Balanced 3.7%		Conservative 5.2%
	Principal amount	Value	Principal amount	Value	Principal amount	Value

Lehman XS Trust
Ser. 07-6, Class 3A6, 6 1/2s, 2037	$516,248	$351,049	$4,632,692	$3,150,231	$3,880,324	$2,638,620
IFB Ser. 07-3, Class 4B, IO, 3.483s, 2037	387,120	25,287	1,586,948	103,661	1,356,967	88,638
FRB Ser. 07-6, Class 2A1, 3.417s, 2037	1,093,721	707,432	5,083,261	3,287,913	3,927,229	2,540,178

LNR CDO, Ltd. 144A FRB Ser. 03-1A, Class EFL,
6.19s, 2036 (Cayman Islands)	105,000	31,500	595,000	178,500	460,000	138,000

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012 F	356,622	284,417	1,867,600	1,489,468	1,615,116	1,288,104

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 3.827s, 2035	—	—	240,000	74,400	216,000	66,960
FRB Ser. 06-4, Class 2A4, 3.467s, 2036	111,000	53,535	503,000	242,597	394,000	190,026
FRB Ser. 06-1, Class 2A3, 3.397s, 2036	166,000	124,500	770,000	577,500	612,000	459,000

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class M2, 5.457s, 2032	507,000	340,116	—	—	—	—

Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	—	—	21,843	21,538	23,461	23,133
Ser. 04-2A, Class D, 5.389s, 2026	—	—	16,027	15,797	15,719	15,493
Ser. 04-1A, Class C, 5.265s, 2026	—	—	39,512	31,434	36,690	29,189
FRB Ser. 02-1A, Class A1, 3.888s, 2024	15,928	14,293	67,497	60,570	66,393	59,579

MASTR Asset Backed Securities Trust
FRB Ser. 04-OPT2, Class A2, 3.557s, 2034	17,045	13,295	—	—	—	—
FRB Ser. 06-FRE2, Class A4, 3.357s, 2036	58,000	38,535	262,000	174,073	206,000	136,866
FRB Ser. 04-HE1, Class A1, 3.607s, 2034	2,064	1,672	—	—	—	—

Merrill Lynch Mortgage Investors, Inc.
Ser. 04-WMC3, Class B3, 5s, 2035	4,642	882	13,777	2,618	12,729	2,418
FRB Ser. 04-HE2, Class A1A, 3.607s, 2035	4,085	2,657	—	—	—	—

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	68,651	52,024	183,250	138,867	141,627	107,325

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 3.887s, 2035	—	—	150,000	27,000	135,000	24,300
FRB Ser. 05-HE1, Class M3, 3.727s, 2034	—	—	150,000	54,000	135,000	48,600
FRB Ser. 04-HE8, Class A4, 3.587s, 2034	6,211	5,279	—	—	—	—
FRB Ser. 06-NC4, Class M2, 3.507s, 2036	—	—	210,000	16,800	189,000	15,120

Navigator CDO, Ltd. 144A FRB Ser. 03-1A,
Class A1, 3.294s, 2015 (Cayman Islands)	39,805	38,213	69,165	66,398	65,495	62,875

Navistar Financial Corp. Owner Trust
Ser. 05-A, Class C, 4.84s, 2014	20,316	18,210	47,742	42,795	45,965	41,201
Ser. 04-B, Class C, 3.93s, 2012	6,446	5,686	24,902	21,967	27,539	24,293

New Century Home Equity Loan Trust
FRB Ser. 03-4, Class M3, 5.257s, 2033	—	—	12,745	510	11,471	459
Ser. 03-5, Class AI7, 5.15s, 2033	87,581	77,510	297,599	263,375	260,957	230,947

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 3.367s, 2036	138,000	113,850	626,000	516,450	488,000	402,600
FRB Ser. 06-2, Class A2C, 3.357s, 2036	138,000	96,186	626,000	436,322	488,000	340,136

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	537,463	301,594	724,875	406,758	450,776	252,950
Ser. 00-A, Class A3, 7.945s, 2022	67,867	53,289	264,023	207,311	258,331	202,842
Ser. 95-B, Class B1, 7.55s, 2021	—	—	178,340	113,308	257,389	163,531
Ser. 00-D, Class A3, 6.99s, 2022	—	—	175,201	174,279	89,240	88,770
Ser. 98-A, Class M, 6.825s, 2028	454,000	348,810	219,000	168,259	—	—
Ser. 01-E, Class A4, 6.81s, 2031	590,516	467,751	778,588	616,724	843,138	667,855
Ser. 99-B, Class A3, 6.45s, 2017	126,337	107,325	267,350	227,119	247,493	210,250
Ser. 99-A, Class A3, 6.09s, 2029	178,671	169,101	—	—	—	—
Ser. 01-E, Class A, IO, 6s, 2009	185,053	3,721	492,108	9,896	329,983	6,636
Ser. 01-D, Class A3, 5.9s, 2022	83,584	52,848	657,845	415,941	510,521	322,791
Ser. 02-C, Class A1, 5.41s, 2032	358,006	284,543	785,646	624,431	727,027	577,841
Ser. 01-D, Class A2, 5.26s, 2019	50,066	31,347	—	—	306,051	191,618
Ser. 02-A, Class A2, 5.01s, 2020	186,072	151,090	—	—	93,036	75,545

ASSET-BACKED SECURITIES* cont.		Growth 1.9%		Balanced 3.7%		Conservative 5.2%
Principal amount		Value	Principal amount	Value	Principal amount	Value

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	$—	$—	$79,156	$64,471	$104,765	$85,330
Ser. 01-B, Class A3, 6.535s, 2023	—	—	65,944	55,715	47,531	40,158

Ocean Star PLC 144A FRB Ser. 05-A, Class D,
4.304s, 2012 (Ireland)	27,000	21,290	149,000	117,487	150,000	118,275

Option One Mortgage Loan Trust FRB Ser. 05-4,
Class M11, 5.707s, 2035	—	—	46,000	1,265	51,000	1,403

Origen Manufactured Housing
Ser. 04-B, Class A3, 4 3/4s, 2021	56,000	52,999	—	—	—	—
Ser. 04-B, Class A2, 3.79s, 2017	53,532	52,545	17,589	17,265	16,251	15,951

Park Place Securities, Inc.
FRB Ser. 05-WCH1, Class M4, 4.037s, 2036	—	—	97,000	9,700	88,000	8,800
FRB Ser. 04-MCW1, Class A2, 3.587s, 2034	12,388	10,885	—	—	—	—
FRB Ser. 04-WHQ2, Class A3A, 3.557s, 2035	3,717	3,382	30,015	27,314	29,114	26,494

Park Place Securities, Inc. 144A FRB
Ser. 04-MHQ1, Class M10, 5.707s, 2034 F	—	—	43,089	1,668	47,495	1,838

People’s Financial Realty Mortgage Securities Trust
FRB Ser. 06-1, Class 1A2, 3.337s, 2036	224,000	125,440	995,000	557,200	791,000	442,960

Permanent Financing PLC FRB Ser. 4, Class 3C,
3.617s, 2042 (United Kingdom)	241,000	229,193	500,000	475,505	503,000	478,358

Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 3.816s, 2011
(United Kingdom)	134,000	115,962	474,000	410,195	422,000	365,195
FRB Ser. 04-2A, Class C, 3.699s, 2011
(United Kingdom)	—	—	183,000	150,487	169,000	138,974

Popular ABS Mortgage Pass-Through Trust FRB
Ser. 04-4, Class AV1, 3.547s, 2034	3,639	2,868	—	—	—	—

Renaissance Home Equity Loan Trust FRB
Ser. 04-3, Class AV1, 3.627s, 2034	176,838	136,165	—	—	—	—

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 3.397s, 2036	160,527	131,439	744,040	609,220	591,540	484,353
FRB Ser. 06-RZ2, Class A2, 3.377s, 2036	289,000	243,582	—	—	—	—
FRB Ser. 07-RZ1, Class A2, 3.367s, 2037	207,000	158,873	840,000	644,700	667,000	511,923

Residential Asset Securities Corp. FRB Ser. 06-EMX3,
Class A2, 3.387s, 2036	1,023,088	838,932	—	—	—	—

Residential Asset Securities Corp. 144A
FRB Ser. 05-KS10, Class B, 5.957s, 2035	41,981	420	223,574	2,236	245,053	2,451
Ser. 04-NT, Class Note, 4 1/2s, 2034 (In default) †	12,285	369	17,855	536	19,247	577

SAIL Net Interest Margin Notes 144A Ser. 04-4A,
Class B, 7 1/2s, 2034 (Cayman Islands) (In default) †	—	—	49,135	1	—	—

Saxon Asset Securities Trust FRB Ser. 04-3,
Class A, 3.547s, 2034	20,877	12,758	—	—	—	—

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 3.857s, 2035	—	—	150,000	34,500	135,000	31,050
FRB Ser. 07-NC2, Class A2B, 3.347s, 2037	171,000	100,035	789,000	461,565	628,000	367,380

SG Mortgage Securities Trust
FRB Ser. 06-OPT2, Class A3D, PO, 3.417s, 2036	234,000	100,620	1,061,000	456,230	832,000	357,760
FRB Ser. 06-FRE1, Class A2B, 3.387s, 2036	—	—	506,000	323,840	402,000	257,280

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 3.377s, 2036	111,000	88,505	502,000	400,267	394,000	314,153
FRB Ser. 06-3, Class A3, 3.367s, 2036	587,000	470,363	2,527,000	2,024,884	2,009,000	1,609,812

Soundview Home Equity Loan Trust 144A FRB Ser.
05-CTX1, Class B1, 5.707s, 2035	58,000	1,740	—	—	134,000	4,020

Structured Asset Investment Loan Trust FRB Ser.
06-BNC2, Class A6, 3.467s, 2036	111,000	21,650	503,000	98,106	394,000	76,846

Structured Asset Investment Loan Trust 144A FRB
Ser. 05-HE3, Class M11, 5.707s, 2035	—	—	—	—	16,253	78

Structured Asset Receivables Trust 144A FRB Ser.
05-1, 3.286s, 2015 F	—	—	1,140,239	1,018,195	1,098,475	980,901

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	—	—	349,000	145,041	299,000	124,261

ASSET-BACKED SECURITIES* cont.			Growth 1.9%		Balanced 3.7%		Conservative 5.2%
		Principal amount	Value	Principal amount	Value	Principal amount	Value

TIAA Real Estate CDO, Ltd. 144A
FRB Ser. 02-1A, Class III, 7.6s, 2037		$100,000	$73,979	$384,000	$284,079	$278,000	$205,662
Ser. 02-1A, Class IIFX, 6.77s, 2037		200,000	163,156	—	—	—	—

UCFC Mfg. Hsg. Contract Ser. 97-4, Class A4,
6.995s, 2029		441,126	417,943	—	—	—	—

Wells Fargo Home Equity Trust FRB Ser. 07-1, Class A3,
3.527s, 2037		—	—	222,000	110,312	174,000	86,461

WFS Financial Owner Trust Ser. 05-1, Class D, 4.09s, 2012		2,395	2,387	—	—	1,972	1,966

Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 3.7s, 2044 (United Kingdom)		—	—	131,083	104,304	131,434	104,583

Total asset-backed securities
(cost $43,655,160, $81,967,926 and $66,754,640)			$38,718,004		$63,503,715		$50,766,371

FOREIGN GOVERNMENT BONDS AND NOTES*			Growth 0.8%		Balanced 0.4%		Conservative 0.6%
		Units/		Units/		Units/
		Principal amount	Value	Principal amount	Value	Principal amount	Value

Brazil (Federal Republic of)
notes zero %, 2012	BRL	4,130	$1,975,084	5,525	$2,642,213	4,838	$2,313,670

Japan (Government of) CPI Linked
bonds 1.4s, 2018	JPY	1,558,198,700	14,098,826	—	—	—	—

Peru (Republic of) govt.
guaranty sr. sec. bond 12 1/4s, 2011	PEN	—	—	8,475,000	3,141,237	7,270,000	2,694,607

Turkey (Republic of) bonds 16s, 2012	TRY	710,000	520,778	955,000	700,483	720,000	528,113

Total foreign government bonds and notes
(cost $17,429,038, $7,785,434 and $6,659,783)			$16,594,688		$6,483,933		$5,536,390

COMMODITY LINKED NOTES*			Growth 0.5%		Balanced 0.5%		Conservative 0.5%
		Principal amount	Value	Principal amount	Value	Principal amount	Value

UBS AG 144A Total Return Notes (Indexed to the
UBS Bloomberg Constant Maturity Commodity Index)
9/30/09 (United Kingdom)		$112,870	$10,636,248	$96,670	$9,109,649	$53,980	$5,086,778

Total commodity linked notes
(cost $11,287,000, $9,667,000 and $5,398,000)			$10,636,248		$9,109,649		$5,086,778

SENIOR LOANS* [c]			Growth 0.5%		Balanced 1.1%		Conservative 1.1%
	Principal amount		Value	Principal amount	Value	Principal amount	Value

Basic Materials			0.1%		0.1%		0.2%
Aleris International, Inc. bank term loan FRN Ser. B,
5 1/4s, 2013		$—	$—	$81,379	$64,832	$75,424	$60,088

Georgia-Pacific, LLC bank term loan FRN Ser. B,
4.544s, 2013		—	—	117,370	103,347	108,782	95,785

Graphic Packaging Corp. bank term loan FRN Ser. C,
5.981s, 2014		202,018	179,998	438,527	390,727	379,399	338,045

Huntsman International, LLC bank term loan FRN
Ser. B, 5.459s, 2012		1,250,000	1,090,625	1,655,000	1,443,988	1,420,000	1,238,950

Momentive Performance Materials, Inc. bank term
loan FRN 6s, 2013		—	—	121,380	105,176	112,498	97,480

NewPage Holding Corp. bank term loan FRN 7s, 2014		—	—	122,078	110,518	113,145	102,432

			1,270,623		2,218,588		1,932,780

Capital Goods			0.1%		0.2%		0.1%
Allied Waste Industries, Inc. bank term loan FRN
6.82s, 2012		347,455	333,805	464,513	446,264	—	—

Allied Waste Industries, Inc. bank term loan FRN
5.471s, 2012		486,203	467,102	650,005	624,468	—	—

Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN 2.601s, 2014		48,032	41,805	64,945	56,525	6,106	5,314

Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN Ser. B, 5.762s, 2014		947,160	824,367	1,263,283	1,099,507	104,251	90,735

Manitowoc Co., Inc. (The) bank term loan FRN
Ser. B, 6 1/2s, 2014 U		590,000	560,795	795,000	755,648	—	—

Polypore, Inc. bank term loan FRN Ser. B, 6.03s, 2014		—	—	122,073	112,307	113,141	104,089

SENIOR LOANS* [c] cont.		Growth 0.5%		Balanced 1.1%		Conservative 1.1%
Principal amount		Value	Principal amount	Value	Principal amount	Value

Capital Goods cont.
Sequa Corp. bank term loan FRN 6.812s, 2014	$—	$—	$179,592	$156,469	$168,533	$146,834

Transdigm, Inc. bank term loan FRN 5.21s, 2013	165,000	151,388	215,000	197,263	—	—

Wesco Aircraft Hardware Corp. bank term loan
FRN 5.96s, 2013	—	—	123,000	110,931	114,000	102,814

		2,379,262		3,559,382		449,786

Communication Services		0.1%		0.2%		0.3%
Alltel Communications, Inc. bank term
loan FRN Ser. B2, 5.316s, 2015	630,814	606,272	833,789	801,350	726,332	698,073

Alltel Communications, Inc. bank term
loan FRN Ser. B3, 4.997s, 2015	655,349	634,460	867,814	840,153	755,098	731,029

Cricket Communications, Inc. bank term
loan FRN Ser. B, 7.262s, 2013	—	—	122,063	115,899	113,132	107,419

Crown Castle International Corp. bank
term loan FRN 5.376s, 2014	—	—	61,531	53,625	56,569	49,300

Fairpoint Communications, Inc. bank
term loan FRN Ser. B, 5 3/4s, 2015	290,000	237,438	640,000	524,000	467,060	382,405

Intelsat Corp. bank term loan FRN Ser. B2, 5.288s, 2011	—	—	40,788	36,845	37,804	34,149

Intelsat Corp. bank term loan FRN
Ser. B2-A, 5.288s, 2013	—	—	40,801	36,857	37,815	34,160

Intelsat Corp. bank term loan FRN
Ser. B2-C, 5.288s, 2013	—	—	40,788	36,845	37,804	34,149

Intelsat, Ltd. bank term loan FRN 6.883s, 2014 (Bermuda)	400,000	340,000	540,000	459,000	460,000	391,000

Level 3 Communications, Inc. bank term
loan FRN 4.952s, 2014	—	—	123,000	103,013	114,000	95,475

MetroPCS Wireless, Inc. bank term loan FRN 5.4s, 2013	—	—	122,066	108,377	113,134	100,447

PAETEC Holding Corp. bank term loan FRN
Ser. B1, 6.204s, 2013	—	—	119,636	99,896	110,883	92,587

Time Warner Telecom, Inc. bank term loan
FRN Ser. B, 5.71s, 2013	—	—	122,068	115,151	113,136	106,725

West Corp. bank term loan FRN 5.813s, 2013	—	—	122,379	93,926	113,424	87,053

		1,818,170		3,424,937		2,943,971

Consumer Cyclicals		0.1%		0.2%		0.1%
Allison Transmission bank term loan FRN Ser. B,
5.377s, 2014	—	—	120,395	99,025	111,300	91,544

Aramark Corp. bank term loan FRN 2.025s, 2014	—	—	7,347	6,339	6,810	5,875

Aramark Corp. bank term loan FRN Ser. B, 5.637s, 2014	—	—	115,653	99,783	107,190	92,481

Dana Corp. bank term loan FRN 6.771s, 2015	—	—	122,078	103,384	113,145	95,820

Dex Media West, LLC/Dex Media Finance Co.
bank term loan FRN Ser. B, 7.405s, 2014	250,000	215,000	335,000	288,100	—	—

Goodman Global Holdings, Inc. bank term
loan FRN Ser. B, 7.708s, 2011	925,000	905,359	1,236,500	1,210,245	88,780	86,895

Goodyear Tire & Rubber Co. (The) bank
term loan FRN 4.54s, 2010	—	—	123,000	103,628	114,000	96,045

Harrah’s Operating Co., Inc. bank term
loan FRN Ser. B2, 5.805s, 2015	—	—	122,385	98,336	113,430	91,141

Lear Corp. bank term loan FRN 6.045s, 2013	264,198	203,212	471,568	362,715	417,732	321,305

National Bedding Co. bank term loan FRN 5.353s, 2011	—	—	52,732	40,340	48,753	37,296

Navistar Financial Corp. bank term loan
FRN 5.695s, 2012	—	—	32,800	28,099	30,400	26,043

Navistar International Corp. bank term
loan FRN 6.191s, 2012	—	—	90,200	77,271	83,600	71,617

Tropicana Entertainment bank term loan
FRN Ser. B, 6 1/4s, 2011	710,000	473,925	950,000	634,125	—	—

Visteon Corp. bank term loan FRN
Ser. B, 5.47s, 2013	861,000	495,936	1,142,000	657,792	—	—

Visteon Corp. bank term loan FRN
Ser. B1, 6.1s, 2013	39,000	22,464	48,000	27,648	—	—

Yankee Candle Co., Inc. bank term loan
FRN 5.764s, 2014	—	—	73,000	59,799	68,000	55,703

		2,315,896		3,896,629		1,071,765

SENIOR LOANS* [c] cont.		Growth 0.5%		Balanced 1.1%		Conservative 1.1%
Principal amount		Value	Principal amount	Value	Principal amount	Value

Consumer Staples		—%		0.1%		0.2%
Affinion Group, Inc. bank term loan FRN
Ser. B, 5.345s, 2013	$—	$—	$123,000	$112,545	$114,000	$104,310

Cablevision Systems Corp. bank term
loan FRN 4.569s, 2013	—	—	122,061	106,934	113,130	99,110

Charter Communications Operating, LLC
bank term loan FRN 8.77s, 2014	144,275	134,330	318,400	296,453	273,625	254,764

Charter Communications, Inc. bank term
loan FRN 4.8s, 2014	—	—	122,078	96,645	113,145	89,573

Cinemark USA, Inc. bank term loan FRN 4.615s, 2013	—	—	122,544	104,775	113,577	97,108

DirecTV Holdings, LLC bank term loan
FRN 5.601s, 2013	284,288	269,078	374,063	354,050	329,175	311,564

Idearc, Inc. bank term loan FRN Ser. B, 5.767s, 2014	—	—	122,068	70,677	113,136	65,506

Pinnacle Foods Holding Corp. bank term
loan FRN Ser. B, 5.44s, 2014	—	—	122,073	100,914	113,141	93,530

Spectrum Brands, Inc. bank term loan
FRN 2.336s, 2013	—	—	7,849	5,729	7,274	5,310

Spectrum Brands, Inc. bank term loan
FRN Ser. B1, 6.732s, 2013	—	—	114,262	83,411	105,902	77,308

Ticketmaster bank term loan FRN Ser. B, 6.64s, 2014	315,000	296,100	420,000	394,800	—	—

Univision Communications, Inc. bank term loan
FRN Ser. B, 5.121s, 2014	—	—	123,000	78,720	114,000	72,960

VNU Group BV bank term loan FRN Ser. B,
4.803s, 2013 (Netherlands)	—	—	122,066	105,038	113,135	97,352

		699,508		1,910,691		1,368,395
Energy		—%		—%		—%
Quicksilver Resources, Inc. bank term
loan FRN 8.204s, 2013	289,275	276,258	384,038	366,756	—	—

		276,258		366,756		—
Financial		—%		—%		—%
General Growth Properties, Inc. bank
term loan FRN Ser. A, 3.64s, 2010	90,000	70,830	120,000	94,440	100,000	78,700

		70,830		94,440		78,700
Health Care		—%		0.1%		—%
Health Management Associates, Inc. bank
term loan FRN 5.512s, 2014	—	—	116,573	97,824	108,043	90,666

Hologic, Inc. bank term loan FRN Ser. B, 6s, 2013	195,203	191,299	261,272	256,046	—	—

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 7.62s, 2014	—	—	7,863	6,972	7,288	6,462

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN Ser. B, 5.704s, 2014	—	—	85,003	75,369	78,783	69,855

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN Ser. DD, 5.704s, 2014	—	—	29,413	26,079	27,261	24,171

Sun Healthcare Group, Inc. bank term loan FRN
2.701s, 2014	—	—	20,507	18,456	19,006	17,106

Sun Healthcare Group, Inc. bank term loan FRN
Ser. B, 4.804s, 2014	—	—	124,873	112,386	114,139	102,725

Sun Healthcare Group, Inc. bank term loan FRN
Ser. DD, 5.422s, 2014	—	—	12,414	11,173	11,506	10,355

		191,299		604,305		321,340
Technology		—%		0.1%		—%
First Data Corp. bank term loan FRN Ser. B1, 5.963s, 2014	—	—	122,075	103,764	113,143	96,171

First Data Corp. bank term loan FRN Ser. B3, 5.982s, 2014	701,457	598,869	810,905	692,310	—	—

Freescale Semiconductor, Inc. bank term loan FRN
Ser. B, 5.47s, 2013	—	—	80,386	64,711	74,432	59,918

SunGard Data Systems, Inc. bank term loan FRN
4.553s, 2014	—	—	122,379	106,087	113,136	98,075

Travelport bank term loan FRN Ser. B, 6.012s, 2013	—	—	49,137	39,064	45,542	36,206

Travelport bank term loan FRN Ser. DD, 5.954s, 2013	—	—	73,306	58,975	67,942	54,659

		598,869		1,064,911		345,029

SENIOR LOANS* [c] cont.			Growth 0.5%		Balanced 1.1%		Conservative 1.1%
	Principal amount		Value	Principal amount	Value	Principal amount	Value

Transportation			0.1%		0.1%		0.2%
Ceva Group PLC bank term loan FRN 7.736s,
2015 (Netherlands)		$1,375,000	$976,250	$3,025,000	$2,147,750	$2,620,000	$1,860,200

			976,250		2,147,750		1,860,200
Utilities & Power			—%		—%		—%
Energy Future Holdings Corp. bank term loan FRN
Ser. B2, 6.228s, 2014		—	—	122,075	103,001	113,143	95,464

NRG Energy, Inc. bank term loan FRN 5.262s, 2014		—	—	79,080	69,283	73,294	64,213

NRG Energy, Inc. bank term loan FRN 4.451s, 2014		—	—	38,851	34,038	36,008	31,547

			—		206,322		191,224

Total senior loans
(cost $11,551,831, $21,139,046 and $11,213,658)			$10,596,965		$19,494,711		$10,563,190

PURCHASED OPTIONS			Growth 0.2%		Balanced 1.0%		Conservative 1.4%
OUTSTANDING*	Expiration date/	Contract		Contract		Contract
	strike price	amount	Value	amount	Value	amount	Value

Option on an interest rate swap
with Deutschbank for the right to
pay a fixed rate of 5.385% versus
the three month USD-LIBOR-BBA
maturing April 16, 2019.	Apr-09/5.385	$5,940,000	$65,875	$32,873,000	$364,562	$20,822,000	$230,916

Option on an interest rate swap
with Deutschbank for the right
to receive a fixed rate of 5.385%
versus the three month
USD-LIBOR-BBA maturing
April 16, 2019.	Apr-09/5.385	5,940,000	441,817	32,873,000	2,445,094	20,822,000	1,548,740

Option on an interest rate swap
with Goldman Sachs International for
the right to pay a fixed rate
of 5.355% versus the three month
USD-LIBOR-BBA maturing on
November 12, 2019.	Nov-09/5.355	11,719,000	236,918	48,439,000	979,272	35,609,000	719,893

Option on an interest rate swap
with Goldman Sachs International for
the right to receive a fixed rate
of 5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	11,719,000	827,713	48,439,000	3,421,247	35,609,000	2,515,064

Option on an interest rate swap
with Goldman Sachs International for
the right to pay a fixed rate
of 5.325% versus the three month
USD-LIBOR-BBA maturing
April 8, 2019.	Apr-09/5.325	6,132,000	60,933	29,348,000	291,628	23,230,000	230,834

Option on an interest rate swap
with Goldman Sachs International for
the right to receive a fixed rate
of 5.325% versus the three month
USD-LIBOR-BBA maturing
April 8, 2019.	Apr-09/5.325	6,132,000	432,981	29,348,000	2,072,262	23,230,000	1,640,270

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate
of 5.355% versus the three month
USD-LIBOR-BBA maturing
November 12, 2019.	Nov-09/5.355	11,719,000	252,310	48,439,000	1,042,892	35,609,000	766,662

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 5.355% versus the three month
USD-LIBOR-BBA maturing on
November 12, 2019.	Nov-09/5.355	11,719,000	827,713	48,439,000	3,421,247	35,609,000	2,515,064

PURCHASED OPTIONS			Growth 0.2%		Balanced 1.0%		Conservative 1.4%
OUTSTANDING* cont.	Expiration date/	Contract		Contract		Contract
	strike price	amount	Value	amount	Value	amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate
of 5.315% versus the three month
USD-LIBOR-BBA maturing on
April 8, 2019.	Apr-09/5.315	$6,132,000	$67,066	$29,348,000	$320,982	$23,230,000	$254,069

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 5.315% versus the three month
USD-LIBOR-BBA maturing on
April 8, 2019.	Apr-09/5.315	6,132,000	429,179	29,348,000	2,054,067	23,230,000	1,625,868

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to pay a fixed rate
of 4.83% versus the three month
USD-LIBOR-BBA maturing on
November 10, 2018.	Nov-08/4.83	24,111,000	187,101	38,389,000	297,899	48,306,000	374,855

Option on an interest rate swap
with JPMorgan Chase Bank, N.A.
for the right to receive a fixed rate
of 4.83% versus the three month
USD-LIBOR-BBA maturing on
November 10, 2018.	Nov-08/4.83	24,111,000	810,853	38,389,000	1,291,022	48,306,000	1,624,531

Total purchased options outstanding
(cost $3,575,208, $13,563,406 and $10,677,368)			$4,640,459		$18,002,174		$14,046,766

WARRANTS* †					Growth 0.1%		Balanced —%		Conservative —%
	Expiration		Strike
	date		Price	Warrants	Value	Warrants	Value	Warrants	Value

AboveNet, Inc.	9/08/10		$24.00	58	$1,798	—	$—	29	$899

Air Arabia 144A
(United Arab Emirates)	8/13/10	AED	0.00001	—	—	839,395	333,576	442,167	175,717

Aldar Properties 144A
(United Arab Emirates)	1/12/10	AED	0.000001	726,374	1,576,086	—	—	—	—

Dayton Superior Corp. 144A F	6/15/09		$0.01	630	1,134	—	—	330	594

Total warrants
(cost $1,825,429, $443,452 and $239,835)					$1,579,018		$333,576		$177,210

INVESTMENT COMPANIES*					Growth 0.1%		Balanced 0.5%		Conservative 0.1%
				Shares	Value	Shares	Value	Shares	Value

Harris & Harris Group, Inc. †				66,600	$424,908	54,600	$348,348	19,200	$122,496

iShares Russell 2000 Growth Index Fund				12,900	912,288	19,700	1,393,184	5,200	367,744

iShares Russell 2000 Value Index Fund				—	—	—	—	2,900	194,996

S&P 500 Index Depository Receipts (SPDR
Trust Series 1)				—	—	51,689	6,006,262	—	—

Total investment companies
(cost $1,846,176, $8,031,487 and $836,569)					$1,337,196		$7,747,794		$685,236

CONVERTIBLE BONDS AND NOTES*					Growth —%		Balanced —%		Conservative —%
			Principal amount		Value	Principal amount	Value	Principal amount	Value

General Cable Corp. cv. company
guaranty sr. unsec. notes 1s, 2012			$676,000		$520,520	$—	$—	$—	$—

Total convertible bonds and notes
(cost $542,303, $— and $—)					$520,520		$—		$—

MUNICIPAL BONDS AND NOTES*			Growth —%		Balanced —%		Conservative 0.1%
	Rating**	Principal amount	Value	Principal amount	Value	Principal amount	Value

MI Tobacco Settlement Fin. Auth. Rev.
Bonds, Ser. A, 7.309s, 6/1/34	Baa3	$—	$—	$215,000	$185,427	$225,000	$194,051

Tobacco Settlement Fin. Auth. of WVA
Rev. Bonds, Ser. A, 7.467s, 6/1/47	Baa3	—	—	650,000	558,058	510,000	437,861

Total municipal bonds and notes
(cost $—, $864,977 and $734,976)			$—		$743,485		$631,912

CONVERTIBLE PREFERRED STOCKS*			Growth —%		Balanced —%		Conservative —%
		Shares	Value	Shares	Value	Shares	Value
Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †		684	$684	912	$912	—	$—

Total convertible preferred stocks
(cost $644,723, $859,630 and $—)			$684		$912		$—

SHORT-TERM INVESTMENTS*			Growth 17.4%		Balanced 13.9%		Conservative 21.5%
		Principal		Principal		Principal
		amount/shares	Value	amount/shares	Value	amount/shares	Value

Egypt Treasury Bill for an effective yield of
11.18%, January 27, 2009 (Egypt)	EGP	2,650,000	$470,992	—	$—	—	$—

Egypt Treasury Bill for an effective yield
of 10.58%, December 2, 2008 (Egypt)	EGP	1,750,000	315,061	—	—	—	—

Federal Home Loan Banks for an
effective yield of 2.81%, July 14, 2009		$30,000,001	29,349,360	$26,000,000	25,436,112	$14,000,000	13,696,368

Old Line Funding Corp. for an effective
yield of 2.78%, October 7, 2008		27,661,001	27,648,276	—	—	—	—

Starbird Funding Corp. for an effective
yield of 2.71%, October 9, 2008		15,000,000	14,991,000	—	—	—	—

Victory Receivables Corp. for an
effective yield of 2.56%, October 7, 2008		15,000,000	14,993,625	—	—	—	—

U.S. Treasury Bills for an effective
yield of 0.2%, October 9, 2008 #		674,999	674,970	4,400,000	4,399,805	5,500,000	5,499,756

U.S. Treasury Bills for an effective yield
of 0.3%, October 30, 2008 #		14,000,000	13,996,622	8,200,000	8,198,022	10,100,000	10,097,563

Interest in $194,500,000 joint tri-party
repurchase agreement dated September 30,
2008 with Bank of America Securities, LLC due
October 1, 2008 — maturity value of $2,200,138
for an effective yield of 2.25% (collateralized by
Fannie Mae securities with a coupon rate of 5.00%
and a due date of August 1, 2033, valued at
$198,390,000)		2,200,000	2,200,000	—	—	—	—

Short-term investments held as collateral for
loaned securities with yields ranging from 0.25%
to 3.01% and due dates ranging from October 1,
2008 to November 10, 2008 [d]		116,281,068	116,166,440	84,359,355	84,276,349	27,864,158	27,836,794

Federated Prime Obligations Fund		124,326,590	124,326,590	116,680,252	116,680,252	154,926,134	154,926,134

Total short-term investments
(cost $345,152,278, $238,990,540 and $212,056,615)			$345,132,936	$238,990,540		$212,056,615

TOTAL INVESTMENTS

Total investments
(cost $2,594,834,923, $2,786,880,978 and $1,759,448,482)		$2,428,895,264		$2,638,256,923		$1,683,149,264

Key to holding’s currency abbreviations

AED	United Arab Emirates Dirham
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Neuvo Sol
SEK	Swedish Krona
TRY	Turkish Lira (New)
USD / $	United States Dollar
ZAR	South African Rand

* Percentages indicated are based on net assets as follows:

Growth Portfolio	$1,986,974,351
Balanced Portfolio	1,717,815,936
Conservative Portfolio	984,127,382

** The Moody’s, Standard & Poor’s or Fitch’s ratings indicated are believed to be the most recent ratings available at September 30, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at September 30, 2008 and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

† † The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Restricted, excluding 144A securities, as to public resale. VFB, LLC was acquired on various dates from 6/22/99 to 1/21/00 with a cost of $230,697 (for Conservative Portfolio). The total market value of restricted securities held by the fund was less than 0.01% of the fund’s net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or entirety, were pledged and segregated with the custodian to cover margin requirements for futures contracts for one or more of the funds at September 30, 2008.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at September 30, 2008. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d See Note 1 to the financial statements.

F Is valued at fair value following procedures approved by the Trustees. On September 30, 2008, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

R Real Estate Investment Trust.

SG Securities on loan, in part or in entirety, at September 30, 2008 (Growth Portfolio).

SB Securities on loan, in part or in entirety, at September 30, 2008 (Balanced Portfolio).

SC Securities on loan, in part or in entirety, at September 30, 2008 (Conservative Portfolio).

U This security, in part or in entirety, represents unfunded loan commitments (Note 7).

At September 30, 2008, liquid assets totaling $219,657,234, $506,998,647 and $379,785,043 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) have been designated as collateral for open forward commitments, swap contracts, forward contracts and options.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR or GDR after the name of a foreign holding stands for American Depository Receipts or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at September 30, 2008.

The dates shown on debt obligations are the original maturity dates.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at September 30, 2008.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at September 30, 2008 (as a percentage of Portfolio Value):

Growth Portfolio		Balanced Portfolio		Conservative Portfolio
United States	72.9%	United States	82.5%	United States	88.7%

Japan	4.9	United Kingdom	3.4	United Kingdom	2.3

United Kingdom	4.1	Japan	3.2	Japan	1.9

France	1.7	France	1.3	France	0.8

Italy	1.2	Italy	0.9	Canada	0.5

Belgium	1.2	Belgium	0.9	Australia	0.5

Australia	1.1	Australia	0.9	Switzerland	0.5

Brazil	1.0	Switzerland	0.7	Netherlands	0.5

Switzerland	1.0	Canada	0.7	Italy	0.5

China	0.9	Netherlands	0.7	Other	3.8

Netherlands	0.8	Sweden	0.5	Total	100.0%

Canada	0.8	Germany	0.5

Sweden	0.7	Other	3.8

Germany	0.7	Total	100.0%

Luxembourg	0.6

Singapore	0.6

South Korea	0.5

Hong Kong	0.5

Other	4.8

Total	100.0%

Growth Portfolio

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/08		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $309,787,980)	Value	face value	date	(depreciation)

Australian Dollar	$50,913,309	$58,594,671	10/15/08	$(7,681,362)

Brazilian Real	2,845,400	3,067,483	10/15/08	(222,083)

British Pound	9,095,152	9,252,337	12/17/08	(157,185)

Canadian Dollar	6,464,284	6,658,842	10/15/08	(194,558)

Czech Koruna	81,741	82,188	12/17/08	(447)

Danish Krone	901,059	908,915	12/17/08	(7,856)

Euro	101,761,288	103,503,822	12/17/08	(1,742,534)

Japanese Yen	26,067,623	25,467,771	11/19/08	599,852

Mexican Peso	13,643,032	14,055,519	10/15/08	(412,487)

Norwegian Krone	33,815,219	35,611,797	12/17/08	(1,796,578)

Polish Zloty	1,891,132	1,926,337	12/17/08	(35,205)

South African Rand	147,467	158,165	10/15/08	(10,698)

Swedish Krona	6,440,765	6,604,318	12/17/08	(163,553)

Swiss Franc	41,065,725	41,508,447	12/17/08	(442,722)

Turkish Lira (New)	2,369,902	2,387,368	12/17/08	(17,466)

Total				$(12,284,882)

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/08		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $546,393,282)	Value	face value	date	(depreciation)

Australian Dollar	$34,680,765	$38,284,615	10/15/08	$3,603,850

British Pound	95,919,372	94,942,765	12/17/08	(976,607)

Canadian Dollar	39,982,015	41,111,557	10/15/08	1,129,542

Chilean Peso	73,829	77,419	10/15/08	3,590

Czech Koruna	2,373,181	2,350,486	12/17/08	(22,695)

Euro	171,449,162	174,535,730	12/17/08	3,086,568

Hong Kong Dollar	4,883,670	4,861,724	11/19/08	(21,946)

Hungarian Forint	2,243,980	2,238,062	12/17/08	(5,918)

Japanese Yen	58,219,659	56,785,113	11/19/08	(1,434,546)

New Zealand Dollar	9,514,602	10,474,945	10/15/08	960,343

Norwegian Krone	57,212,117	58,193,136	12/17/08	981,019

Polish Zloty	1,874,611	1,846,877	12/17/08	(27,734)

Singapore Dollar	17,790,241	18,476,172	11/19/08	685,931

South African Rand	4,415,992	4,515,294	10/15/08	99,302

South Korean Won	7,603,576	8,171,232	11/19/08	567,656

Swedish Krona	24,476,606	25,264,012	12/17/08	787,406

Swiss Franc	349,499	352,075	12/17/08	2,576

Taiwan Dollar	3,830,283	3,912,068	11/19/08	81,785

Total				$9,500,122

FUTURES CONTRACTS OUTSTANDING at 9/30/08	Number of		Expiration	Unrealized appreciation/
	contracts	Value	date	(depreciation)

Amsterdam Exchange Index (Long)	91	$8,491,646	Oct-08	$(1,430,140)

Australian Government Treasury Bond 3 yr (Long)	522	105,863,659	Dec-08	468,343

Canadian Government Bond 10 yr (Long)	9	991,100	Dec-08	(13,233)

Canadian Government Bond 10 yr (Short)	28	3,083,421	Dec-08	40,671

Dow Jones Euro Stoxx 50 Index (Short)	3,024	130,382,851	Dec-08	4,494,538

Euro-Bobl 5 yr (Long)	19	2,935,304	Dec-08	28,407

Euro-Bund 10 yr (Long)	96	15,554,886	Dec-08	134,924

Euro-Bund 10 yr (Short)	62	10,045,864	Dec-08	(121,206)

Euro-CAC 40 Index (Short)	225	12,817,054	Oct-08	100,594

Euro-Dollar 90 day (Long)	92	22,205,350	Dec-08	(61,446)

Euro-Dollar 90 day (Short)	33	7,999,200	Jun-09	24,498

Euro-Dollar 90 day (Short)	126	30,515,625	Sep-09	46,621

Euro-Dollar 90 day (Short)	125	30,175,000	Dec-09	72,110

Euro-Dollar 90 day (Short)	6	1,446,000	Mar-10	(1,179)

Euro-Schatz 2 yr (Long)	450	66,139,865	Dec-08	520,668

FTSE 100 Index (Long)	1,723	152,364,694	Dec-08	(2,834,141)

FTSE 100 Index (Short)	296	26,175,246	Dec-08	484,802

Hang Seng Index (Long)	257	29,924,363	Oct-08	(1,818,113)

Japanese Government Bond 10 yr (Long)	11	14,230,060	Dec-08	(34,189)

Japanese Government Bond 10 yr (Short)	16	20,698,269	Dec-08	48,842

OMXS 30 Index (Short)	1,249	13,991,984	Oct-08	764,312

Russell 2000 Index Mini (Long)	45	3,058,200	Dec-08	(164,565)

Russell 2000 Index Mini (Short)	1,196	81,280,160	Dec-08	4,693,789

S&P 500 Index (Long)	403	117,615,550	Dec-08	(3,789,094)

S&P 500 Index E-Mini (Long)	5,080	296,545,000	Dec-08	(17,700,353)

S&P 500 Index E-Mini (Short)	1,104	64,446,000	Dec-08	5,568,742

S&P Mid Cap 400 Index E-Mini (Long)	1,206	88,074,180	Dec-08	(5,218,744)

S&P/MIB Index (Short)	101	18,265,071	Dec-08	616,173

SGX MSCI Singapore Index (Short)	70	2,842,303	Oct-08	105,953

SPI 200 Index (Short)	266	24,650,034	Dec-08	362,097

Sterling Interest Rate 90 day (Long)	71	15,031,903	Jun-09	104,810

Sterling Interest Rate 90 day (Long)	58	12,289,896	Sep-09	54,662

FUTURES CONTRACTS OUTSTANDING at 9/30/08 cont.	Number of		Expiration	Unrealized appreciation/
	contracts	Value	date	(depreciation)

Tokyo Price Index (Short)	541	$55,260,158	Dec-08	$5,820,495

U.K. Gilt 10 yr (Long)	14	2,791,952	Dec-08	5,445

U.K. Gilt 10 yr (Short)	46	9,173,556	Dec-08	(26,186)

U.S. Treasury Bond 20 yr (Long)	1,154	135,216,344	Dec-08	227,666

U.S. Treasury Note 2 yr (Short)	3,884	828,991,250	Dec-08	(5,036,646)

U.S. Treasury Note 5 yr (Short)	951	106,734,891	Dec-08	(359,246)

U.S. Treasury Note 10 yr (Long)	792	90,783,000	Dec-08	4,375

U.S. Treasury Note 10 yr (Short)	982	112,561,750	Dec-08	115,848

Total				$(13,699,096)

WRITTEN OPTIONS OUTSTANDING at 9/30/08 (premiums received $9,729,492)	Contract	Expiration date/
	amount	strike price	Value
S&P 500 Index Future (Call)	$358	Oct-08/1,265	$626,500

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	4,114,000	May-12/5.51	316,778

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	4,114,000	May-12/5.51	168,756

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.22% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	15,097,000	Feb-10/5.22	960,018

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.22% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	15,097,000	Feb-10/5.22	447,173

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.08% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	15,097,000	Feb-10/5.08	864,001

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.08% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	15,097,000	Feb-10/5.08	511,184

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	12,511,000	Dec-08/5.00	597,901

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	12,511,000	Dec-08/5.00	119,480

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.735% versus the three month USD-LIBOR-BBA maturing on May 19, 2019.	71,807,000	May-09/4.735	2,855,766

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.735% versus the three month USD-LIBOR-BBA maturing on May 19, 2019.	71,807,000	May-09/4.735	2,116,870

Total			$9,584,427

TBA SALE COMMITMENTS OUTSTANDING at 9/30/08 (proceeds receivable $127,857,930)	Principal	Settlement
Agency	amount	date	Value

FNMA, 6s, October 1, 2038	$4,000,000	10/14/08	$4,048,124

FNMA, 5 1/2s, October 1, 2038	86,000,000	10/14/08	85,650,625

FNMA, 5s, October 1, 2038	38,000,000	10/14/08	36,984,686

Total			$126,683,435

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$1,000,000		$—	3/30/09	3.075%	3 month USD-LIBOR-BBA	$2,769

	3,946,000		—	5/23/10	3 month USD-LIBOR-BBA	3.155%	26,111

	2,500,000		—	4/6/10	4.6375%	3 month USD-LIBOR-BBA	(86,621)

	3,100,000		—	7/18/13	4.14688%	3 month USD-LIBOR-BBA	(18,218)

	13,614,000		—	8/26/18	3 month USD-LIBOR-BBA	4.54375%	100,157

	32,420,000	E	—	8/28/28	5.3175%	3 month USD-LIBOR-BBA	(496,350)

	80,000	E	—	9/4/28	5.2375%	3 month USD-LIBOR-BBA	(916)

	83,620,000		—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	(160,483)

	28,820,000	E	—	9/17/28	3 month USD-LIBOR-BBA	4.9775%	(47,265)

	2,610,000	E	—	9/18/28	3 month USD-LIBOR-BBA	4.765%	(31,790)

	39,560,000		—	9/18/38	4.36125%	3 month USD-LIBOR-BBA	2,048,565

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A. cont.
	$469,369,000		$—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	$(4,305,738)

	13,730,000		—	9/26/38	3 month USD-LIBOR-BBA	4.725%	129,848

	5,019,000		(15,667)	10/1/18	4.30%	3 month USD-LIBOR-BBA	61,626

	12,082,000		37,714	10/1/18	3 month USD-LIBOR-BBA	4.30%	(148,349)

	9,748,000		—	9/24/09	3 month USD-LIBOR-BBA	4.7375%	145,240

	740,000		—	6/17/15	4.555%	3 month USD-LIBOR-BBA	(22,018)

	260,000		—	6/23/15	4.466%	3 month USD-LIBOR-BBA	(5,997)

	110,000		—	6/23/15	4.45%	3 month USD-LIBOR-BBA	(2,558)

	130,000		—	6/24/15	4.39%	3 month USD-LIBOR-BBA	(2,393)

	4,800,000		—	10/21/15	4.943%	3 month USD-LIBOR-BBA	(264,655)

	5,500,000		—	9/1/15	3 month USD-LIBOR-BBA	4.53%	90,448

	3,543,000		—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(177,996)

Bear Stearns Bank PLC
	5,500,000		—	4/24/12	5.027%	3 month USD-LIBOR-BBA	(301,861)

Citibank, N.A.
	1,187,000		—	4/3/18	4.18%	3 month USD-LIBOR-BBA	10,482

	20,000,000		—	7/21/18	4.80625%	3 month USD-LIBOR-BBA	(596,460)

MXN	34,130,000	F	—	7/18/13	1 month MXN-TIIE-BANXICO	9.175%	65,442

MXN	10,240,000	F	—	7/22/13	1 month MXN-TIIE-BANXICO	9.21%	20,916

CAD	3,490,000		—	8/8/18	4.119%	3 month CAD-BA-CDOR	13,182

AUD	9,705,000	E	—	8/13/18	6 month AUD-BBR-BBSW	6.67%	54,825

	$31,417,000		—	8/26/10	3 month USD-LIBOR-BBA	3.34125%	10,613

ZAR	18,270,000	F	—	8/27/13	9.86%	3 month ZAR-JIBAR-SAFEX	(13,564)

	$230,000		—	4/7/14	5.377%	3 month USD-LIBOR-BBA	(18,175)

ZAR	9,135,000	F	—	9/2/13	9.97%	3 month ZAR-JIBAR-SAFEX	(12,080)

	$10,400,000		—	9/5/13	3.905%	3 month USD-LIBOR-BBA	65,331

	42,130,000		—	9/8/18	3 month USD-LIBOR-BBA	4.3152%	(484,560)

	19,065,000		—	9/10/10	3 month USD-LIBOR-BBA	3.1825%	(53,891)

AUD	3,900,000 E		—	9/11/18	6.1%	6 month AUD-BBR-BBSW	32,400

	$89,465,000		—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	(2,231,711)

	38,242,000		—	9/18/38	4.45155%	3 month USD-LIBOR-BBA	1,423,793

	228,426,000		—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	(1,837,104)

EUR	8,790,000		—	9/25/38	6 month EUR-EURIBOR-Reuters	4.9425%	763,622

	$4,920,000		—	7/27/09	5.504%	3 month USD-LIBOR-BBA	(109,595)

	1,361,000		—	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(53,991)

	8,737,000		—	11/9/09	4.387%	3 month USD-LIBOR-BBA	(225,188)

	8,978,000		—	11/9/17	5.0825%	3 month USD-LIBOR-BBA	(579,776)

	2,986,000		—	11/23/17	4.885%	3 month USD-LIBOR-BBA	(145,055)

	290,000		—	11/9/17	3 month USD-LIBOR-BBA	5.07641%	18,587

	8,357,000		—	12/24/09	3 month USD-LIBOR-BBA	3.8675%	149,326

	1,572,000		—	12/24/27	4.9425%	3 month USD-LIBOR-BBA	(71,063)

Credit Suisse First Boston International
	687,400		—	7/9/14	4.945%	3 month USD-LIBOR-BBA	(29,737)

	13,580,000		—	10/7/14	3 month USD-LIBOR-BBA	4.624%	505,059

Credit Suisse International
CHF	4,400,000		—	3/13/18	6 month CHF-LIBOR-BBA	3.3175%	64,526

CHF	19,430,000		—	3/15/10	2.59%	6 month CHF-LIBOR-BBA	(220,227)

CHF	19,430,000		—	3/15/10	2.6625%	6 month CHF-LIBOR-BBA	(243,533)

CHF	4,400,000		—	3/14/18	6 month CHF-LIBOR-BBA	3.3%	58,126

	$516,000		—	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(22,239)

	30,000		—	9/16/10	3.143%	3 month USD-LIBOR-BBA	109

	400		—	9/16/18	3 month USD-LIBOR-BBA	4.299%	(5)

	22,417,000		—	9/18/38	4.41338%	3 month USD-LIBOR-BBA	972,336

	93,873,000		—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	(765,488)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$59,222,000		$ —	9/19/13	3 month USD-LIBOR-BBA	3.635%	$(1,150,042)

	14,161,000		—	9/19/13	3.635%	3 month USD-LIBOR-BBA	274,995

	1,367,000		—	9/22/18	4.22%	3 month USD-LIBOR-BBA	28,168

	28,339,000	F	—	9/23/10	3 month USD-LIBOR-BBA	3.32%	(42,806)

SEK	38,940,000		—	9/29/18	4.80%	3 month SEK-STIBOR-SIDE	(67,336)

EUR	4,030,000		—	9/29/18	6 month EUR-EURIBOR-Reuters	4.85%	64,375

SEK	9,735,000		—	9/30/18	4.76%	3 month SEK-STIBOR-SIDE	(12,382)

EUR	1,007,500		—	9/30/18	6 month EUR-EURIBOR-Reuters	4.81%	11,713

	$269,000		—	3/21/16	3 month USD-LIBOR-BBA	5.20497%	15,164

	37,785,000	F	—	9/23/38	4.7375%	3 month USD-LIBOR-BBA	(372,246)

	1,111,000		—	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(54,655)

Deutsche Bank AG
	317,679		—	8/2/32	5.86%	3 month USD-LIBOR-BBA	(54,568)

	283,084		—	8/2/22	3 month USD-LIBOR-BBA	5.7756%	35,232

	9,603,000		—	9/23/38	4.75%	3 month USD-LIBOR-BBA	(94,707)

EUR	9,603,000		—	9/24/38	6 month EUR-EURIBOR-Reuters	4.977%	909,712

	$2,160,000		—	10/16/17	3 month USD-LIBOR-BBA	5.297%	177,593

	1,470,000		—	11/7/17	3 month USD-LIBOR-BBA	5.056%	91,689

Goldman Sachs Capital Markets, L.P.
	639,659		—	8/1/32	5.919%	3 month USD-LIBOR-BBA	(115,509)

	570,000		—	8/1/22	3 month USD-LIBOR-BBA	5.845%	75,186

	317,679		—	8/12/32	5.689%	3 month USD-LIBOR-BBA	(46,575)

	283,084		—	8/12/22	3 month USD-LIBOR-BBA	5.601%	29,990

Goldman Sachs International
	2,675,000		—	3/11/38	5.029%	3 month USD-LIBOR-BBA	(149,314)

EUR	22,370,000		—	3/26/10	6 month EUR-EURIBOR-Reuters	4.129%	443,634

	$3,713,000		—	3/27/18	4.125%	3 month USD-LIBOR-BBA	99,286

	4,135,000		—	3/27/13	3 month USD-LIBOR-BBA	3.4625%	(97,946)

	1,425,000		—	3/29/38	4.665%	3 month USD-LIBOR-BBA	7,695

GBP	18,640,000		—	3/29/10	6 month GBP-LIBOR-BBA	5.25%	(90,447)

GBP	4,510,000		—	3/27/18	5.0675%	6 month GBP-LIBOR-BBA	343

	$595,000		—	4/2/18	4.076%	3 month USD-LIBOR-BBA	10,352

	16,446,000		—	4/3/18	3 month USD-LIBOR-BBA	4.19%	(131,593)

CHF	29,720,000		—	4/5/10	2.89%	6 month CHF-LIBOR-BBA	(55,275)

CHF	6,780,000		—	4/3/18	6 month CHF-LIBOR-BBA	3.42%	51,000

	$2,594,000		—	4/23/18	4.43%	3 month USD-LIBOR-BBA	(29,458)

GBP	27,260,000		—	4/21/10	6 month GBP-LIBOR-BBA	5.34125%	(71,538)

GBP	6,610,000		—	4/23/18	5.2%	6 month GBP-LIBOR-BBA	(96,974)

	$7,739,000		—	5/19/18	4.525%	3 month USD-LIBOR-BBA	(142,063)

	68,619,000		—	5/30/28	5.014%	3 month USD-LIBOR-BBA	(3,968,741)

	5,908,000		—	4/11/12	3.1825%	3 month USD-LIBOR-BBA	82,776

JPY	4,795,130,000		—	5/7/10	6 month JPY-LIBOR-BBA	1.09125%	35,360

JPY	1,054,930,000	E	—	5/7/18	2.205%	6 month JPY-LIBOR-BBA	(83,942)

	$414,000		—	9/29/16	3 month USD-LIBOR-BBA	5.1275%	20,855

	795,000		—	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(65,540)

	21,860,000		—	6/12/17	3 month USD-LIBOR-BBA	5.7175%	2,430,474

	7,200,000		—	7/25/09	5.327%	3 month USD-LIBOR-BBA	(149,308)

	8,290,000		—	11/20/08	5.16%	3 month USD-LIBOR-BBA	(154,014)

	1,865,000		—	11/20/26	3 month USD-LIBOR-BBA	5.261%	165,511

	8,287,000		—	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(151,137)

	1,835,000		—	11/21/26	3 month USD-LIBOR-BBA	5.2075%	150,366

	1,846,000		—	12/20/16	3 month USD-LIBOR-BBA	5.074%	113,593

	1,700,000		—	1/8/12	3 month USD-LIBOR-BBA	4.98%	68,163

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$720,000		$ —	11/9/17	3 month USD-LIBOR-BBA	5.071%	$45,844

	690,000		—	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(53,057)

	285,000		—	5/3/16	5.565%	3 month USD-LIBOR-BBA	(27,696)

	1,999,000		—	9/14/14	4.906%	3 month USD-LIBOR-BBA	(78,436)

	975,000		—	9/14/17	5.0625%	3 month USD-LIBOR-BBA	(47,763)

	8,931,300		—	9/19/09	3 month USD-LIBOR-BBA	4.763%	138,943

	14,259,300		—	9/21/09	3 month USD-LIBOR-BBA	4.60%	192,345

	3,968,000		—	9/21/17	5.149%	3 month USD-LIBOR-BBA	(214,892)

	800,000		—	11/9/17	3 month USD-LIBOR-BBA	5.08%	51,502

JPMorgan Chase Bank, N.A.
	1,597,000		—	2/15/18	3 month USD-LIBOR-BBA	5.34%	114,189

	601,000		—	2/19/18	3 month USD-LIBOR-BBA	4.585%	7,461

	3,600,000		—	4/23/17	5.186%	3 month USD-LIBOR-BBA	(262,359)

	4,353,000		—	8/15/11	5.412%	3 month USD-LIBOR-BBA	(217,885)

	37,233,000		—	3/5/18	4.325%	3 month USD-LIBOR-BBA	297,719

	7,633,000		—	3/7/18	4.45%	3 month USD-LIBOR-BBA	(12,400)

	6,495,000		—	3/12/18	3 month USD-LIBOR-BBA	4.4525%	11,588

	1,671,000		—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(86,179)

	13,753,000		—	3/11/38	5.03%	3 month USD-LIBOR-BBA	(769,739)

	78,169,000		—	3/15/10	3 month USD-LIBOR-BBA	2.5%	(776,349)

	10,478,000		—	3/20/13	3 month USD-LIBOR-BBA	3.145%	(367,303)

	16,151,000		—	3/20/13	3 month USD-LIBOR-BBA	3.13%	(576,242)

	45,327,000		—	3/25/10	3 month USD-LIBOR-BBA	2.325%	(608,638)

	8,543,000		—	3/26/10	3 month USD-LIBOR-BBA	2.33375%	(119,591)

	7,000,000		—	1/17/16	4.946%	3 month USD-LIBOR-BBA	(300,497)

	739,000		—	9/18/16	5.291%	3 month USD-LIBOR-BBA	(47,453)

	7,675,000		—	4/8/13	3 month USD-LIBOR-BBA	3.58406%	(62,436)

	5,417,000		—	5/7/13	3.9325%	3 month USD-LIBOR-BBA	(39,595)

	601,000		—	5/16/18	4.53%	3 month USD-LIBOR-BBA	(11,453)

	6,577,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	44,164

	26,000,000		—	6/13/13	4.47%	3 month USD-LIBOR-BBA	(810,868)

	7,300,000		—	6/27/17	3 month USD-LIBOR-BBA	5.712%	786,979

	1,930,000		—	10/10/13	5.054%	3 month USD-LIBOR-BBA	(116,232)

	2,690,000		—	10/10/13	5.09%	3 month USD-LIBOR-BBA	(167,331)

	3,870,000		—	11/6/16	3 month USD-LIBOR-BBA	5.12%	259,908

	2,000,000		—	6/27/18	3 month USD-LIBOR-BBA	4.8305%	79,647

	2,000,000		—	7/10/13	3 month USD-LIBOR-BBA	4.176%	14,607

	62,000,000		—	7/15/13	3 month USD-LIBOR-BBA	4.012%	(16,528)

	51,868,000		—	7/16/10	3 month USD-LIBOR-BBA	3.384%	62,301

	9,027,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	42,600

MXN	34,130,000 F		—	7/19/13	1 month MXN-TIIE-BANXICO	9.235%	72,934

	$90,110,000		—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	336,394

AUD	19,520,000	EF	—	8/6/18	6 month AUD-BBR-BBSW	6.865%	295,010

CAD	6,640,000		—	8/5/18	4.172%	6 month CAD-BA-CDOR	(786)

	$27,710,000	E	—	8/20/28	5.37%	3 month USD-LIBOR-BBA	(492,684)

ZAR	11,710,000	F	—	8/27/13	9.86%	3 month ZAR-JIBAR-SAFEX	(8,694)

AUD	9,705,000	EF	—	9/2/18	6.53%	6 month AUD-BBR-BBSW	(65,506)

ZAR	5,855,000	F	—	9/8/13	9.95%	3 month ZAR-JIBAR-SAFEX	(7,404)

ZAR	11,710,000	F	—	9/9/13	9.94%	3 month ZAR-JIBAR-SAFEX	(19,887)

	$2,763,000		—	11/14/11	5.0235%	3 month USD-LIBOR-BBA	(145,246)

	8,269,000		—	11/20/08	5.165%	3 month USD-LIBOR-BBA	(153,857)

	1,859,000		—	11/20/26	3 month USD-LIBOR-BBA	5.266%	166,146

	27,710,000	E	—	9/17/28	3 month USD-LIBOR-BBA	4.9675%	(59,022)

	33,300,000		—	9/22/38	3 month USD-LIBOR-BBA	4.48%	(1,118,578)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$18,200,000	$—	9/23/38	4.70763%	3 month USD-LIBOR-BBA	$(55,197)

	2,841,000	—	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(172,490)

	810,000	—	1/26/17	5.287%	3 month USD-LIBOR-BBA	(53,918)

	644,000	—	1/31/17	3 month USD-LIBOR-BBA	5.415%	48,786

	685,000	—	2/23/17	5.211%	3 month USD-LIBOR-BBA	(41,159)

	5,150,000	—	3/8/17	3 month USD-LIBOR-BBA	5.28%	334,414

	486,000	—	9/28/16	3 month USD-LIBOR-BBA	5.1223%	24,312

	700,000	—	8/7/12	3 month USD-LIBOR-BBA	5.194%	34,321

	640,000	—	6/16/15	4.538%	3 month USD-LIBOR-BBA	(18,389)

	160,000	—	6/24/15	4.387%	3 month USD-LIBOR-BBA	(2,915)

	2,210,000	—	6/29/15	3 month USD-LIBOR-BBA	4.296%	24,266

	466,000	—	8/2/15	3 month USD-LIBOR-BBA	4.6570%	11,639

	19,800,000	—	8/13/12	3 month USD-LIBOR-BBA	5.2%	972,321

	10,099,000	—	8/24/09	3 month USD-LIBOR-BBA	4.9125%	171,233

	4,139,000	—	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(275,776)

	1,175,000	—	8/29/17	5.263%	3 month USD-LIBOR-BBA	(75,908)

	14,259,300	—	9/21/09	3 month USD-LIBOR-BBA	4.6125%	194,100

	3,968,000	—	9/21/17	5.15%	3 month USD-LIBOR-BBA	(215,211)

	1,507,000	—	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(88,418)

	1,413,000	—	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(59,491)

	930,000	—	11/7/17	3 month USD-LIBOR-BBA	5.05771%	58,134

	8,737,000	—	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(226,598)

	8,978,000	—	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(584,782)

	9,779,000	—	12/11/17	3 month USD-LIBOR-BBA	4.65%	286,763

	1,572,000	—	12/24/27	4.9675%	3 month USD-LIBOR-BBA	(76,168)

	1,200,000	—	8/4/16	3 month USD-LIBOR-BBA	5.5195%	97,755

	17,000,000	—	8/25/10	4.4725%	3 month USD-LIBOR-BBA	(375,320)

	13,000,000	—	9/2/15	3 month USD-LIBOR-BBA	4.4505%	151,463

	4,400,000	—	10/21/15	4.916%	3 month USD-LIBOR-BBA	(234,856)

	11,006,000	—	1/18/18	4.27625%	3 month USD-LIBOR-BBA	118,433

	1,071,000	—	1/24/18	4.135%	3 month USD-LIBOR-BBA	23,620

	1,428,000	—	1/24/18	4.175%	3 month USD-LIBOR-BBA	27,031

	1,428,000	—	1/24/18	4.1625%	3 month USD-LIBOR-BBA	28,421

	21,814,000	—	1/31/18	3 month USD-LIBOR-BBA	4.25%	(284,426)

	63,800,000	—	2/4/10	3 month USD-LIBOR-BBA	2.835%	(375,671)

	9,900,000	—	2/4/18	3 month USD-LIBOR-BBA	4.2625%	(122,048)

	7,234,000	—	4/11/17	5.1975%	3 month USD-LIBOR-BBA	(537,302)

	600,000	—	4/17/09	5.12%	3 month USD-LIBOR-BBA	(15,705)

Merrill Lynch Capital Services, Inc.
	7,200,000	—	3/2/11	5.815%	3 month USD-LIBOR-BBA	(397,873)

	1,361,000	—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(53,356)

	308,000	—	5/7/38	4.8775%	3 month USD-LIBOR-BBA	(13,798)

	42,391,000	—	5/19/10	3.2925%	3 month USD-LIBOR-BBA	(383,113)

	11,271,000	—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	47,186

Morgan Stanley Capital Services, Inc.
GBP	7,000,000	—	3/28/18	5.065%	6 month GBP-LIBOR-BBA	3,895

GBP	29,000,000	—	3/29/10	6 month GBP-LIBOR-BBA	5.21%	(134,838)

	$413,000	—	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(26,597)

EUR	10,131,000	—	8/13/18	6 month EUR-EURIBOR-Reuters	4.761%	66,740

	$1,452,000	—	2/20/17	5.192%	3 month USD-LIBOR-BBA	(85,689)

Total						$(16,112,586)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/08
			Termi-			Unrealized
Swap	Notional		nation	Fixed payments received (paid)	Total return received by	appreciation/
counterparty	amount		date	by fund per annum	or paid by fund	(depreciation)

Bank of America, N.A.	$530,000	1F	11/1/08	Banc of America Securities AAA 10 year	The spread return of Banc of	$(61,363)
				Index multiplied by the modified duration	America Securities CMBS AAA
				factor minus 20 bp	10 year Index

Citibank, N.A.	16,640,465		8/28/09	3 month USD-LIBOR-BBA minus 135 bp	Russell 2000 Total Return Index	1,351,481
	41,074,377		1/15/09	3 month USD-LIBOR-BBA minus 110 bp	Russell 2000 Total Return Index	(265,129)

Goldman Sachs International
EUR	18,424,000		3/26/09	(2.27%)	Eurostat Eurozone HICP	188,370
					excluding tobacco
EUR	14,750,000		4/30/13	2.375%	French Consumer Price Index	(230,126)
					excluding tobacco
EUR	14,750,000		4/30/13	(2.41%)	Eurostat Eurozone HICP	264,811
					excluding tobacco
EUR	14,750,000		5/6/13	2.34%	French Consumer Price Index	(254,850)
					excluding tobacco
EUR	14,750,000		5/6/13	(2.385%)	Eurostat Eurozone HICP	288,081
					excluding tobacco
GBP	8,850,000		5/9/13	3.10%	GBP Non-revised Retail Price	(190,259)
					Index
	$44,001,670		8/28/09	(3 month USD-LIBOR-BBA minus 85 bp)	iShares MSCI Emerging Markets	(6,251,237)
					Index
	4,230,000	1F	12/2/08	20 bp plus change in spread of Banc of	The spread return of Banc of	(192,507)
				America Securities AAA 10 year Index	America Securities CMBS AAA
				multiplied by the modified duration factor	10 year Index

JPMorgan Chase Bank, N.A.	25,358,209		4/20/09	3 month USD-LIBOR-BBA plus 25 bp	A basket of common stocks	4,606,593
	25,207,572		4/20/09	3 month USD-LIBOR-BBA minus 40 bp	A basket of common stocks	(6,612,453)
	45,087,843		8/19/09	(3 month USD-LIBOR-BBA minus 125 bp)	iShares MSCI Emerging Markets	(6,669,577)
					Index
	37,759,875		11/26/08	3 month USD-LIBOR-BBA minus 50 bp	Standard & Poors US 600	2,036,813
					Smallcap total return index

Merrill Lynch Capital Services	21,472,751		10/28/08	3 month USD-LIBOR-BBA minus 105 bp	Russell 2000 Total Return Index	1,190,023

Morgan Stanley Capital	1,623,543		2/3/09	(3 month USD-LIBOR-BBA minus 4.40%)	MSCI 10 year Total Return Net	(389,224)
Services, Inc.					Emerging Markets India USD
					Index

UBS AG	717,360		2/11/09	(3 month USD-LIBOR-BBA minus 4.30%)	MSCI 10 year Total Return Net	(174,457)
					Emerging Markets India USD
					Index

Total						$(11,365,010)

F Is valued at fair value following procedures approved by the Trustees.

1 Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/08						Fixed payments	Unrealized
	Upfront premium		Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater, Inc., 6 1/2%, 6/15/13	$—		$75,000		12/20/08	550 bp	$29

Clear Channel Communications, 5 3/4%, 1/15/13	—		530,000		9/20/09	635 bp	(780)

Computer Science Corp., 5%, 2/15/13	—		1,190,000		3/20/18	(71 bp)	681

DJ ABX NA CMBX BBB Index	500		727,000	F	10/12/52	(134 bp)	337,221

DJ CDX NA HY Series 9 Index	(41,940)		7,063,650		12/20/12	375 bp	(887,901)

Embarq Corp., 7.082%, 6/1/16	—		950,000		6/20/16	(265 bp)	46,006

Limited Brands, Inc., 6 1/8%, 12/1/12	—		935,000		12/20/12	(252 bp)	14,016

Marriott International, 4 5/8%, 6/15/12	—		475,000		6/20/12	(139 bp)	15,610

Mattel, Inc., 7 1/4%, 7/9/12	—		1,645,000		3/20/13	(157.2 bp)	(54,566)

MetLife Inc., 5%, 6/15/15	—		695,000		12/20/13	(384 bp)	(2,633)

Motorola, Inc., 6.5%, 9/1/25	—		1,790,000		11/20/11	(240 bp)	(3,568)

Nalco Co. 7.75%,11/15/11	—		70,000		9/20/12	350 bp	(1,086)

Ryder System, Inc., 6.95%, 12/1/25	—		1,645,000		3/20/13	(135 bp)	8,278

Sealed Air Corp., 5 5/8%, 7/15/13	—		1,040,000		9/20/13	(169 bp)	(1,770)

Spectra Energy Capital, 6 1/4%, 2/15/13	—		1,645,000		9/20/14	(115 bp)	9,562

Visteon Corp., 7%, 3/10/14	(127,500)		480,000		9/20/13	(500 bp)	103,802

Citibank, N.A.
Abitibibowater, Inc., 6 1/2%, 6/15/13	—		75,000		12/20/08	725 bp	362

Abitibibowater, Inc., 6 1/2%, 6/15/13	—		75,000		12/20/08	800 bp	505

Abitibibowater, Inc., 6 1/2%, 6/15/13	—		75,000		12/20/08	825 bp	553

Advanced Micro Devices, 7 3/4%, 11/1/12	86,100		1,435,000		9/20/09	500 bp	(93,160)

Countrywide Financial Corp., USLibor+14, 1/5/09	—		730,000		3/20/09	(875 bp)	(15,839)

DJ ABX HE AAA Index	107,016		564,805		5/25/46	11 bp	25,047

DJ ABX HE AAA Index	513,565		2,785,772		5/25/46	11 bp	109,275

DJ ABX NA HE AAA Index	65,850		609,079		7/25/45	18 bp	15,620

DJ ABX NA HE AAA Index	254,155		3,004,142		7/25/45	18 bp	6,403

DJ ABX NA HE AAA Index	269,671		2,446,992		7/25/45	18 bp	58,347

DJ ABX NA HE PEN AAA Index	397,746		2,431,137		5/25/46	11 bp	50,911

Dominion Resources, Inc., 5.15%, 7/15/15	—		5,295,000		6/20/18	(73 bp)	(7,373)

Donnelley (R.R.) & Sons, 4.95%, 4/1/14	—		1,810,000		3/20/12	(102 bp)	31,919

Freescale Semiconductor, 8 7/8%, 12/15/14	—		190,000		9/20/12	495 bp	(28,440)

Hanson PLC, 7 7/8%, 9/27/10	—		1,535,000		9/20/16	(71 bp)	122,343

International Lease Finance Corp., 4.15%, 1/20/15	—		1,840,000		6/20/13	(222.50 bp)	357,151

International Lease Finance Corp., 4.15%, 1/20/15	—		625,000		9/20/13	(105 bp)	145,367

Lear Corp., term loan	—		265,000	F	6/20/13	(225 bp)	35,232

Lear Corp., term loan	—		265,000	F	6/20/13	700 bp	(5,148)

Lehman Brothers Holdings, 6 5/8%, 1/18/12	—		1,100,000		9/20/18	(310 bp)	928,648

Lexmark International, Inc., 5.9%, 6/1/13	—		905,000		6/20/13	108.5 bp	8,605

Limited Brands, Inc., 6 1/8%, 12/1/12	—		1,755,000		12/20/12	(275 bp)	11,851

Limited Brands, Inc., 6 1/8%, 12/1/12	—		295,000		6/20/11	(250 bp)	1,143

Masco Corp., 5 7/8%, 7/15/12	—		2,370,000		3/20/17	(213 bp)	57,822

Newell Rubbermaid, Inc., 6.35%, 7/15/28	—		1,375,000		6/20/13	(85 bp)	5,400

Qwest Capital Funding, 7 3/4%, 2/15/31	—		1,475,000		6/20/13	(263 bp)	80,657

Rexam PLC, 4 3/8%, 3/15/13	—		655,000		6/20/13	(145 bp)	9,267

Sanmina-Sci Corp., 8 1/8%, 3/1/16	—		350,000		6/20/13	585 bp	(8,277)

Telecom Italia SPA 5 3/8%, 1/29/19	—		4,865,000		9/20/11	(218 bp)	(36,960)

Wind Acquisition 9 3/4%, 12/1/15	—	EUR	48,000		3/20/13	(495 bp)	1,641

Credit Suisse International
Arrow Electronics, Inc., 6 7/8%, 6/1/18	—		$1,405,000		10/1/10	(54.2 bp)	(6,184)

DJ ABX HE AAA Index	180,407		927,090		5/25/46	11 bp	52,949

DJ ABX NA HE AAA Index	183,150		330,000		1/25/38	76 bp	21,450

DJ CDX NA HY Series 10	33,600		320,000		6/20/13	500 bp	2,486

DJ CDX NA HY Series 10	201,875		1,900,000		6/20/13	500 bp	17,138

DJ CDX NA HY Series 10	(6,847,812)		64,450,000		6/20/13	(500 bp)	(581,339)

DJ CDX NA IG Series 10	2,087,252		101,090,000		6/20/13	155 bp	1,517,862

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/08 cont.						Fixed payments	Unrealized
	Upfront premium		Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Credit Suisse International cont.
DJ CDX NA IG Series 10	$(32,095)		$8,700,000		6/20/13	(155 bp)	$18,781

DJ CMB NA CMBX AA Index	(83,904)		210,000	F	2/17/51	(165 bp)	(25,688)

DJ CMB NA CMBX AA Index	(21,236)		95,000		10/12/52	(25 bp)	(3,582)

DJ CMB NA CMBX AAA Index	1,352,369		8,125,000		12/13/49	8 bp	531,745

DJ CMB NA CMBX AAA Index	490,335		3,130,000		2/17/51	35 bp	212,403

DJ CMB NA CMBX AAA Index	103,974		804,000		2/17/51	35 bp	32,627

DJ CMB NA CMBX AAA Index	106,511		804,000		2/17/51	35 bp	35,164

DJ CMB NA CMBX AAA Index	89,573		804,000		2/17/51	35 bp	18,225

DJ CMB NA CMBX AAA Index	27,133		201,000		2/17/51	35 bp	9,296

DJ CMB NA CMBX AAA Index	113,082		992,000		2/17/51	35 bp	25,051

DJ CMB NA CMBX AAA Index	(48,561)		426,000		2/17/51	(35 bp)	(10,758)

DJ CMB NA CMBX AAA Index	(103,353)		1,316,000		2/17/51	(35 bp)	10,585

DJ CMB NA CMBX AAA Index	(49,076)		658,000		2/17/51	(35 bp)	9,316

DJ CMB NA CMBX AJ Index	(79,093)		246,000		2/17/51	(96 bp)	(18,037)

Dynegy Holdings, Inc., 6 7/8%, 4/1/11	—		115,000		6/20/17	297 bp	(23,120)

Liberty Mutual Insurance, 7 7/8%, 10/15/26	—		235,000		12/20/13	(210 bp)	(520)

MediaCom LLC/ Cap Corp., 9 1/2%, 1/15/13	—		550,000		9/20/13	735 bp	(10,854)

MediaCom LLC/ Cap Corp., 9 1/2%, 1/15/13	—		205,000		6/20/13	725 bp	(4,165)

Southwest Airlines, 5 1/4%, 10/1/14	—		590,000		3/20/12	(190 bp)	(11,602)

Deutsche Bank AG
Advanced Micro Devices, 7 3/4%, 11/1/12	20,150		310,000		9/20/09	500 bp	(18,575)

CBS Corp, 4 5/8%, 5/15/18	—		1,705,000		6/20/11	(102 bp)	21,492

CBS Corp., 4 5/8%, 5/15/18	—		1,465,000		9/20/12	(87 bp)	42,254

CNA Financial Corp., 5.85%, 12/15/14	—		1,415,000		9/20/16	(155 bp)	4,022

DJ ABX NA CMBX AAA Index	15,675		260,000		2/17/51	35 bp	(7,729)

DJ ABX NA HE A Index	300,300		330,000		1/25/38	369 bp	180

DJ ABX NA HE AAA Index	61,725		587,239		7/25/45	18 bp	13,296

DJ ABX NA HE AAA Index	164,236		2,135,416		7/25/45	18 bp	(11,872)

DJ CDX NA IG Series 10	27,090		1,195,000		6/20/13	155 bp	20,359

DJ CDX NA IG Series 10	3,203,044		136,440,000		6/20/13	155 bp	2,434,545

DJ CDX NA IG Series 10	(2,873,443)		122,400,000		6/20/13	(155 bp)	(2,184,025)

DJ CDX NA IG Series 9 Index	(4,834)		1,080,000		12/20/12	(60 bp)	42,017

DJ CDX NA IG Series 9 Index 30-100% tranche	—		5,070,000	F	12/20/12	(65 bp)	(39,417)

DJ iTraxx Europe Series 9 Version 1	131,841	EUR	1,930,000		6/20/13	(650 bp)	72,523

Expedia, Inc., 7.456%, 8/15/18	—		$660,000		12/20/13	(310 bp)	(685)

General Electric Capital Corp., 6%, 6/15/12	—		460,000		9/20/13	109 bp	(76,563)

Grohe Holding GmBh, 8 5/8%, 10/1/14	—	EUR	130,000		6/20/09	400 bp	(864)

Grohe Holding GmBh, 8 5/8%, 10/1/14	—	EUR	470,000		6/20/09	400 bp	(3,125)

Hanson PLC, 7 7/8%, 9/27/10	—		$260,000		9/20/16	(255 bp)	(9,582)

iStar Financial, Inc., 6%, 12/15/10	77,625		1,150,000		3/20/09	500 bp	(43,965)

Korea Monetary STAB Bond, 5%, 2/14/09	—		1,335,000		2/23/09	105 bp	2,176

Korea Monetary STAB Bond, 5.15%, 2/12/10	—		1,335,000	F	2/19/10	115 bp	4,847

Malaysian Government, 6.844%, 10/1/09	—		1,647,000		10/1/09	90 bp	(1,523)

MetLife Inc., 5%, 6/15/15	—		685,000		12/20/13	(405 bp)	4,098

Nalco Co. 7.75%, 11/15/11	—		60,000		12/20/12	363 bp	(96)

Pacific Gas & Electric, 4.8%, 3/1/14	—		775,000		12/20/13	112 bp	(14,623)

Packaging Corporation of America, 5 3/4%, 8/1/13	—		1,730,000		9/20/13	(129 bp)	(25,201)

Pitney Bowes, Inc., 4 5/8%, 10/1/12	—		615,000		3/20/18	(95 bp)	(10,546)

PPG Industries, Inc., 7.05%, 8/15/09	—		915,000		3/20/18	(154 bp)	(32,286)

Prudential Financial, Inc., 4 1/2%, 7/15/13	—		340,000		12/20/13	(388 bp)	(454)

Republic of China, zero coupon, 12/5/08	—		2,225,000	F	12/12/08	115 bp	14,358

Smurfit Kappa Funding, 10 1/8%, 10/1/12	—	EUR	420,000		6/20/09	135 bp	(5,961)

Smurfit Kappa Funding, 7 3/4%, 4/1/15	—	EUR	435,000		9/20/13	715 bp	(21,220)

Sungard Data Systems, Inc., 9 1/8%, 8/15/13	—		$50,000		12/20/13	585 bp	(1,700)

Tyco Electronics Group, 6.55%, 10/1/17	—		940,000		12/20/17	(125.5 bp)	(3,209)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/08 cont.						Fixed payments	Unrealized
	Upfront premium		Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Deutsche Bank AG cont.
Virgin Media Finance PLC, 8 3/4%, 4/15/14	$—	EUR	605,000		9/20/13	477 bp	$(57,403)

Virgin Media Finance PLC, 8 3/4%, 4/15/14	—	EUR	605,000		9/20/13	535 bp	(39,572)

Goldman Sachs International
CNA Financial Corp., 5.85%, 12/15/14	—		$885,000		9/20/11	(160 bp)	(8,507)

CSC Holdings, Inc., 7 5/8%, 7/15/18	—		340,000		9/20/13	495 bp	(4,621)

CVS Caremark Corp., 4 7/8%, 9/15/14	—		595,000		9/20/13	(59 bp)	(1,206)

CVS Caremark Corp., 4 7/8%, 9/15/14	—		740,000		9/20/11	(50 bp)	(2,002)

DJ ABX HE A Index	110,567		165,000		1/25/38	369 bp	(39,894)

DJ ABX HE AAA Index	38,778		165,000		1/25/38	76 bp	(42,879)

DJ ABX NA HE AAA Index	79,132		1,028,882		7/25/45	18 bp	(5,720)

DJ CDX NA CMBX AAA Index	8,778		240,000		3/15/49	7 bp	(9,307)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		31,520,000	F	12/20/10	417.1 bp	661,565

DJ CDX NA HY Series 9 Index 25-35% tranche	—		8,870,000	F	12/20/10	435 bp	221,116

DJ CDX NA IG Series 10	(36,323)		6,200,000		6/20/13	155 bp	(71,245)

DJ CDX NA IG Series 10	102,038		11,500,000		6/20/18	(150 bp)	125,786

DJ CDX NA IG Series 10 Index	11,574		603,000		6/20/18	(150 bp)	12,820

DJ CDX NA IG Series 10 Index	(407,535)		20,720,000		6/20/13	155 bp	(524,240)

DJ CDX NA IG Series 10 Index 30-100% tranche	—		8,870,000	F	6/20/13	(44.25 bp)	9,778

DJ CMB NA CMBX AAA Index	1,067,975		14,468,000		2/17/51	35 bp	(339,464)

Lighthouse International Co, SA, 8%, 4/30/14	—	EUR	1,195,000		3/20/13	680 bp	(301,595)

Pearson PLC, 7%, 10/27/14	—		$1,500,000		6/20/18	(96 bp)	(5,430)

Smurfit Kappa Funding, 7 3/4%, 4/1/15	—	EUR	400,000		9/20/13	720 bp	(19,850)

Southern California Edison Co., 7 5/8%, 1/15/10	—		$860,000		12/20/13	118.1 bp	(17,816)

Wind Acquisition 9 3/4%, 12/1/15	—	EUR	1,195,000		3/20/13	597 bp	15,356

JPMorgan Chase Bank, N.A.
AllTel Corp., 7 7/8%, 7/1/32	—		$825,000		9/20/12	(95 bp)	3,525

Anheuser-Busch Co., Inc. 5 5/8%, 10/1/10	—		2,370,000		3/20/17	(133 bp)	(32,688)

Cardinal Health, Inc., 5.85%, 12/15/17	—		490,000		6/20/12	(40 bp)	2,773

CenturyTel. Inc., 6%, 4/1/17	—		725,000		6/20/13	(95 bp)	18,482

Codere Finance (Luxembourg) S.A., 8.25%, 6/15/15	—	EUR	1,195,000		3/20/13	795 bp	(6,287)

Cox Communications, Inc., 6.8%, 8/1/28	—		$2,360,000		3/20/10	(45 bp)	867

Darden Restaurants, Inc., 6%, 8/15/35	—		1,485,000		12/20/17	(155.3 bp)	57,576

DJ ABX HE AAA Index	118,053		606,659		5/25/46	11 bp	34,648

DJ CDX NA HY Series 10	1,529,044		15,990,000		6/20/13	500 bp	(34,547)

DJ CDX NA HY Series 10	1,631,225		18,380,000		6/20/13	500 bp	(166,074)

DJ CDX NA HY Series 10	1,712,569		18,390,000		6/20/13	500 bp	(88,262)

DJ CDX NA HY Series 10	3,598,522		36,790,000	F	6/20/13	500 bp	(29,381)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		5,070,000	F	12/20/10	388.75 bp	74,772

DJ CDX NA IG Series 10 Index	(1,048)		190,000		6/20/13	155 bp	(2,118)

DJ CMB NA CMBX AAA Index	101,673		852,000		2/17/51	35 bp	25,321

DJ CMB NA CMBX AAA Index	331,066		2,645,000	F	12/13/49	8 bp	55,590

DJ CMB NA CMBX AAA Index	92,054		843,000		2/17/51	35 bp	16,508

DJ CMB NA CMBX AAA Index	(153,428)		1,800,000	F	2/17/51	(35 bp)	9,007

DJ CMB NA CMBX AAA Index	(52,179)		670,000	F	2/17/51	(35 bp)	8,283

DJ iTraxx Europe Crossover Series 8 Version 1	(638,695)	EUR	4,780,000		12/20/12	(375 bp)	(150,741)

Embarq Corp., 7.082%, 6/1/16	—		$4,500,000		6/20/13	(337 bp)	10,797

Expedia, Inc., 7.456%, 8/15/18	—		440,000		9/20/13	(300 bp)	1,373

Freeport-McMoRan Copper & Gold, Inc., 8 3/8%, 4/1/17	—		1,345,000		6/20/12	(145 bp)	7,771

General Growth Properties, conv. bond 3.98%, 4/15/27	—		1,070,000	F	6/20/12	750 bp	(162,341)

General Growth Properties, conv. bond 3.98%, 4/15/27	—		1,400,000	F	9/20/13	728 bp	(311,878)

General Growth Properties, conv. bond 3.98%, 4/15/27	—		130,000	F	6/20/12	750 bp	(19,724)

General Growth Properties, conv. bond 3.98%, 4/15/27	—		120,000	F	9/20/13	775 bp	(25,266)

iStar Financial, Inc., 6%, 12/15/10	73,850		1,055,000		3/20/09	500 bp	(37,695)

Lexmark International, Inc., 5.9%, 6/1/13	—		1,550,000		6/20/13	(113 bp)	11,776

Nextel Communications, 7 3/8%, 8/1/15	—		1,685,000		9/20/13	(540 bp)	(35,132)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/08 cont.						Fixed payments	Unrealized
	Upfront premium		Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
Sanmina-Sci Corp., 8 1/8%, 3/1/16	$—		$280,000		6/20/13	595 bp	$(5,612)

Smurfit-Stone Container Enterprises, 7 1/2%, 6/1/13	—		75,000		3/20/13	685 bp	(3,654)

TDC AS, 6 1/2%, 4/19/12	—	EUR	655,000		9/20/13	(200 bp)	5,516

JPMorgan Securities, Inc.
DJ CMB NA CMBX AAA Index	931,016		$10,835,000	F	2/17/51	35 bp	(46,752)

Merrill Lynch Capital Services, Inc.
Marriott International, 4 5/8%, 6/15/12	—		2,235,000		6/20/12	(247 bp)	(8,006)

Pacific Gas & Electric, 4.8%, 3/1/14	—		815,000		12/20/13	113 bp	(14,999)

Merrill Lynch International
AllTel Corp., 7 7/8%, 7/1/32	—		5,835,000		9/20/12	(97 bp)	20,641

AmerisourceBergen Corp., 5 7/8%, 9/15/15	—		195,000		9/20/12	(65 bp)	(545)

Block Financial, LLC 5 1/8%, 10/30/14	—		2,110,000	F	12/20/14	(69 bp)	82,155

Computer Sciences Corp., 5%, 2/15/13	—		750,000		3/20/13	(66 bp)	(2,126)

Dynegy Holdings, Inc., 6 7/8%, 4/1/11	—		115,000		6/20/17	295 bp	(23,234)

Felcor Lodging, LP, 8 1/2%, 6/1/11	—		770,000		6/20/11	(316 bp)	58,713

Liberty Media, LLC., 5.7%, 5/15/13	—		1,490,000		6/20/09	(203 bp)	6,873

MGM Mirage, Inc., 5 7/8%, 2/27/14	—		1,470,000		9/20/10	(470 bp)	67,392

Pearson PLC, 7%, 10/27/14	—		970,000		6/20/18	(65 bp)	19,543

Sara Lee Corp., 6 1/8%, 11/1/32	—		670,000		6/20/13	(55.5 bp)	168

Supervalu, Inc., 7 1/2%, 05/15/12	—		5,760,000		8/1/09	(90 bp)	33,206

Tyson Foods, Inc., 6.6%, 4/1/16	—		1,485,000		12/20/11	(141 bp)	65,782

Tyson Foods, Inc., 6.6%, 4/1/16	—		1,485,000		10/20/11	(152.50 bp)	52,807

Morgan Stanley Capital Services, Inc.
Bundesrepublic of Deutschland, 6%, 6/20/16	—		2,595,000		6/20/18	8 bp	(20,786)

DJ ABX NA CMBX AAA Index	122,569		1,722,000		3/15/49	7 bp	(9,154)

DJ CDX NA IG Series 10	(300,462)		92,397,600		6/20/13	155 bp	(778,388)

DJ CDX NA IG Series 10	92,897		73,900,000		6/20/13	(155 bp)	509,139

DJ CDX NA IG Series 10 Index	78,503		4,029,500		6/20/18	(150 bp)	86,824

DJ CDX NA IG Series 10 Index	21,616		1,320,000		6/20/18	(150 bp)	24,341

DJ CDX NA IG Series 9 Index	(2,462)		550,000		12/20/12	(60 bp)	21,397

DJ CMB NA CMBX AA Index	(26,922)		118,000		10/12/52	(25 bp)	(4,716)

DJ CMB NA CMBX AAA Index	513,362		4,279,500		12/13/49	8 bp	75,109

DJ CMB NA CMBX AAA Index	9,224		85,000		2/17/51	35 bp	1,568

DJ CMB NA CMBX AAA Index	156,678		1,177,000		12/13/49	8 bp	36,145

Dynegy Holdings, Inc., 6 7/8%, 4/1/11	—		115,000		6/20/12	225 bp	(12,826)

Nalco Co. 7.75%, 11/15/11	—		70,000		9/20/12	330 bp	(1,344)

Nalco Co. 7.75%, 11/15/11	—		110,000		3/20/13	460 bp	2,086

Republic of Austria, 5 1/4%, 1/4/11	—		2,595,000		6/20/18	(17 bp)	9,659

UBS AG
Cardinal Health, Inc., 5.85%, 12/15/17	—		4,045,000		6/20/13	(49 bp)	22,965

Hanson PLC, 7 7/8%, 9/27/10	—		610,000		9/20/16	(250 bp)	(19,563)

Meritage Homes Corp., 7%, 5/1/14	—		195,000	F	9/20/13	(760 bp)	(6,131)

Total							$2,470,746

*Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

F Is valued at fair value following procedures approved by the Trustees.

Balanced Portfolio

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/08		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $247,221,679)	Value	face value	date	(depreciation)

Australian Dollar	$38,810,511	$45,012,667	10/15/08	$(6,202,156)

Brazilian Real	2,433,185	2,567,740	10/15/08	(134,555)

British Pound	11,898,224	12,226,371	12/17/08	(328,147)

Canadian Dollar	2,500,981	2,606,258	10/15/08	(105,277)

Chilean Peso	244,277	254,225	10/15/08	(9,948)

Czech Koruna	93,858	94,346	12/17/08	(488)

Euro	68,230,322	69,365,663	12/17/08	(1,135,341)

Japanese Yen	29,020,387	28,311,178	11/19/08	709,209

Mexican Peso	11,886,313	12,220,091	10/15/08	(333,778)

Norwegian Krone	27,196,722	28,641,520	12/17/08	(1,444,798)

Polish Zloty	1,692,081	1,726,871	12/17/08	(34,790)

South African Rand	96,509	103,510	10/15/08	(7,001)

Swedish Krona	6,302,695	6,463,711	12/17/08	(161,016)

Swiss Franc	35,296,169	35,556,517	12/17/08	(260,348)

Turkish Lira (New)	2,056,321	2,071,011	12/17/08	(14,690)

Total				$(9,463,124)

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/08		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $510,655,582)	Value	face value	date	(depreciation)

Australian Dollar	$27,313,151	$30,486,920	10/15/08	$3,173,769

British Pound	102,145,113	101,063,404	12/17/08	(1,081,709)

Canadian Dollar	35,643,207	36,541,500	10/15/08	898,293

Czech Koruna	1,941,288	1,926,996	12/17/08	(14,292)

Danish Krone	1,059,869	1,069,109	12/17/08	9,240

Euro	153,160,686	155,847,480	12/17/08	2,686,794

Hong Kong Dollar	3,938,255	3,920,558	11/19/08	(17,697)

Hungarian Forint	1,657,658	1,655,034	12/17/08	(2,624)

Japanese Yen	58,203,896	56,861,719	11/19/08	(1,342,177)

New Zealand Dollar	9,195,741	10,137,851	10/15/08	942,110

Norwegian Krone	50,040,721	51,008,622	12/17/08	967,901

Peruvian New Sol	3,450,181	3,442,102	1/14/09	(8,079)

Polish Zloty	1,603,452	1,579,731	12/17/08	(23,721)

Singapore Dollar	15,436,372	16,005,076	11/19/08	568,704

South African Rand	733,561	735,110	10/15/08	1,549

South Korean Won	7,002,028	7,453,215	11/19/08	451,187

Swedish Krona	21,989,900	22,701,390	12/17/08	711,490

Swiss Franc	4,794,294	4,823,327	12/17/08	29,033

Taiwan Dollar	3,344,555	3,396,438	11/19/08	51,883

Total				$8,001,654

FUTURES CONTRACTS OUTSTANDING at 9/30/08	Number of		Expiration	Unrealized appreciation/
	contracts	Value	date	(depreciation)

Amsterdam Exchange Index (Long)	56	$5,225,628	Oct-08	$(880,086)

Australian Government Treasury Bond 3 yr (Long)	459	93,087,010	Dec-08	411,819

Canadian Government Bond 10 yr (Long)	11	1,211,344	Dec-08	(16,174)

Canadian Government Bond 10 yr (Short)	35	3,854,276	Dec-08	50,839

DAX Index (Short)	5	1,036,362	Dec-08	43,106

Dow Jones Euro Stoxx 50 Index (Short)	3,122	134,608,221	Dec-08	4,640,298

Euro-Bobl 5 yr (Long)	22	3,398,773	Dec-08	32,933

Euro-Bund 10 yr (Long)	117	18,957,518	Dec-08	164,438

Euro-Bund 10 yr (Short)	32	5,184,962	Dec-08	(46,072)

Euro-CAC 40 Index (Short)	194	11,051,149	Oct-08	86,735

Euro-Dollar 90 day (Long)	104	25,101,700	Dec-08	(70,590)

Euro-Dollar 90 day (Short)	128	31,027,200	Jun-09	95,777

Euro-Dollar 90 day (Short)	428	103,656,250	Sep-09	156,898

Euro-Dollar 90 day (Short)	420	101,388,000	Dec-09	246,108

FUTURES CONTRACTS OUTSTANDING at 9/30/08 cont.	Number of		Expiration	Unrealized appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	22	$5,302,000	Mar-10	$(4,385)

Euro-Schatz 2 yr (Long)	381	55,998,419	Dec-08	444,278

Euro-Schatz 2 yr (Short)	257	37,773,212	Dec-08	(311,309)

FTSE 100 Index (Long)	1,396	123,448,121	Dec-08	(2,296,223)

FTSE 100 Index (Short)	424	37,494,272	Dec-08	694,447

Hang Seng Index (Long)	211	24,568,251	Oct-08	(1,492,692)

IBEX 35 Index (Short)	8	1,233,777	Oct-08	(1,858)

Japanese Government Bond 10 yr (Long)	13	16,817,344	Dec-08	(40,405)

Japanese Government Bond 10 yr (Short)	11	14,230,060	Dec-08	33,626

OMXS 30 Index (Short)	1,158	12,972,552	Oct-08	708,611

Russell 2000 Index Mini (Long)	38	2,582,480	Dec-08	(138,966)

Russell 2000 Index Mini (Short)	1,107	75,231,720	Dec-08	4,413,317

S&P 500 Index (Long)	320	93,392,000	Dec-08	(3,070,523)

S&P 500 Index E-Mini (Long)	1,604	93,633,500	Dec-08	(3,302,869)

S&P 500 Index E-Mini (Short)	932	54,405,500	Dec-08	4,701,148

S&P Mid Cap 400 Index E-Mini (Long)	704	51,413,120	Dec-08	(2,995,002)

S&P/MIB Index (Short)	82	14,829,067	Dec-08	500,259

SGX MSCI Singapore Index (Short)	106	4,304,059	Oct-08	160,443

SPI 200 Index (Short)	254	23,538,002	Dec-08	345,762

Sterling Interest Rate 90 day (Long)	96	20,324,826	Jun-09	140,230

Sterling Interest Rate 90 day (Long)	77	16,315,896	Sep-09	72,567

Tokyo Price Index (Short)	651	66,496,050	Dec-08	7,022,946

U.K. Gilt 10 yr (Long)	19	3,789,077	Dec-08	7,390

U.K. Gilt 10 yr (Short)	74	14,757,460	Dec-08	(42,137)

U.S. Treasury Bond 20 yr (Long)	1.199	140,489,078	Dec-08	247,957

U.S. Treasury Note 2 yr (Short)	6,242	1,332,276,875	Dec-08	(8,310,754)

U.S. Treasury Note 5 yr (Short)	2,120	237,936,875	Dec-08	(928,100)

U.S. Treasury Note 10 yr (Long)	2,597	297,681,125	Dec-08	(116,691)

Total				$1,357,096

WRITTEN OPTIONS OUTSTANDING at 9/30/08 (premiums received $18,967,912)	Contract	Expiration date/
	amount	strike price	Value

S&P 500 Index Depository Receipts (SPDR Trust Series I) (Call)	$51,689	Oct-08/$133.00	$7,753

S&P 500 Index Future (Call)	309	Oct-08/1,265	540,750

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	12,203,000	May-12/5.51	939,631

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	12,203,000	May-12/5.51	500,567

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.22% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	38,405,000	Feb-10/5.22	2,442,174

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.22% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	38,405,000	Feb-10/5.22	1,137,556

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.215% versus the three month USD-LIBOR-BBA maturing on February 18, 2020.	56,491,000	Feb-10/5.215	3,580,964

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.215% versus the three month USD-LIBOR-BBA maturing on February 18, 2020.	56,491,000	Feb-10/5.215	1,666,485

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.08% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	38,405,000	Feb-10/5.08	2,197,918

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.08% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	38,405,000	Feb-10/5.08	1,300,393

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	43,363,000	Dec-08/5.00	2,072,318

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	43,363,000	Dec-08/5.00	414,117

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.735% versus the three month USD-LIBOR-BBA maturing on May 19, 2019.	26,807,000	May-09/4.735	1,066,114

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.735% versus the three month USD-LIBOR-BBA maturing on May 19, 2019.	26,807,000	May-09/4.735	790,270

Total			$18,657,010

TBA SALE COMMITMENTS OUTSTANDING at 9/30/08 (proceeds receivable $267,394,883)	Principal	Settlement
Agency	amount	date	Value

FNMA, 6s, October 1, 2038	$16,000,000	10/14/08	$16,192,499

FNMA, 5 1/2s, October 1, 2038	204,000,000	10/14/08	203,171,257

FNMA, 5s, October 1, 2038	47,000,000	10/14/08	45,744,216

Total			$265,107,972

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$20,743,000		$—	1/28/24	3 month USD-LIBOR-BBA	5.2125%	$1,390,309

	7,100,000		—	3/30/09	3.075%	3 month USD-LIBOR-BBA	19,657

	24,333,000		—	5/23/10	3 month USD-LIBOR-BBA	3.155%	161,015

	17,346,000		—	12/22/09	3.965%	3 month USD-LIBOR-BBA	(328,580)

	27,200,000		—	1/14/10	3 month USD-LIBOR-BBA	4.106%	338,202

	18,600,000		—	4/6/10	4.6375%	3 month USD-LIBOR-BBA	(644,461)

	20,800,000		—	7/18/13	4.14688%	3 month USD-LIBOR-BBA	(122,239)

	19,000,000		—	7/29/18	3 month USD-LIBOR-BBA	4.75%	476,995

	19,473,000		—	8/26/18	3 month USD-LIBOR-BBA	4.54375%	143,261

	43,380,000	E	—	8/28/28	5.3175%	3 month USD-LIBOR-BBA	(664,148)

	70,000	E	—	9/4/28	5.2375%	3 month USD-LIBOR-BBA	(802)

	189,730,000		—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	(364,129)

	38,560,000	E	—	9/17/28	3 month USD-LIBOR-BBA	4.9775%	(63,238)

	3,460,000	E	—	9/18/28	3 month USD-LIBOR-BBA	4.765%	(42,143)

	79,311,000		—	9/18/38	4.36125%	3 month USD-LIBOR-BBA	4,107,021

	180,482,000		—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	(1,655,644)

	18,000,000		—	9/19/18	3 month USD-LIBOR-BBA	4.07%	(580,395)

	18,050,000		—	9/26/38	3 month USD-LIBOR-BBA	4.725%	170,703

	25,034,000		78,143	10/1/18	3 month USD-LIBOR-BBA	4.30%	(307,381)

	954,000		—	9/24/09	3 month USD-LIBOR-BBA	4.7375%	14,214

	4,410,000		—	6/17/15	4.555%	3 month USD-LIBOR-BBA	(131,214)

	1,590,000		—	6/23/15	4.466%	3 month USD-LIBOR-BBA	(36,672)

	660,000		—	6/23/15	4.45%	3 month USD-LIBOR-BBA	(15,346)

	800,000		—	6/24/15	4.39%	3 month USD-LIBOR-BBA	(14,726)

	8,600,000		—	10/21/15	4.943%	3 month USD-LIBOR-BBA	(474,173)

	1,500,000		—	9/1/15	3 month USD-LIBOR-BBA	4.53%	24,668

	9,379,000		—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(471,189)

Bear Stearns Bank PLC
	16,400,000		—	4/24/12	5.027%	3 month USD-LIBOR-BBA	(900,095)

Citibank, N.A.
	42,000,000		—	7/21/18	4.80625%	3 month USD-LIBOR-BBA	(1,252,565)

MXN	45,610,000	F	—	7/18/13	1 month MXN-TIIE-BANXICO	9.175%	87,455

MXN	13,685,000	F	—	7/22/13	1 month MXN-TIIE-BANXICO	9.21%	27,952

CAD	4,670,000		—	8/8/18	4.119%	3 month CAD-BA-CDOR	17,639

AUD	12,960,000	E	—	8/13/18	6 month AUD-BBR-BBSW	6.67%	73,213

	$44,939,000		—	8/26/10	3 month USD-LIBOR-BBA	3.34125%	15,181

ZAR	24,385,000	F	—	8/27/13	9.86%	3 month ZAR-JIBAR-SAFEX	(18,104)

	$900,000		—	4/7/14	5.377%	3 month USD-LIBOR-BBA	(71,119)

ZAR	12,192,500	F	—	9/2/13	9.97%	3 month ZAR-JIBAR-SAFEX	(16,124)

	$8,800,000		—	9/5/13	3.905%	3 month USD-LIBOR-BBA	55,280

	27,262,000		—	9/8/18	3 month USD-LIBOR-BBA	4.3152%	(313,555)

	43,258,000		—	9/10/10	3 month USD-LIBOR-BBA	3.1825%	(122,278)

AUD	5,200,000	E	—	9/11/18	6.1%	6 month AUD-BBR-BBSW	43,199

	$124,692,000		—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	(3,110,451)

	76,667,000		—	9/18/38	4.45155%	3 month USD-LIBOR-BBA	2,854,400

	87,835,000		—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	(706,408)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.
EUR	11,550,000		$—	9/25/38	6 month EUR-EURIBOR-Reuters	4.9425%	$1,003,393

	$13,500,000		—	7/27/09	5.504%	3 month USD-LIBOR-BBA	(300,719)

	14,124,000		—	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(560,304)

	36,115,000		—	11/9/09	4.387%	3 month USD-LIBOR-BBA	(930,831)

	37,113,000		—	11/9/17	5.0825%	3 month USD-LIBOR-BBA	(2,396,662)

	18,310,000		—	11/23/17	4.885%	3 month USD-LIBOR-BBA	(889,468)

	620,000		—	11/9/17	3 month USD-LIBOR-BBA	5.07641%	39,738

	8,117,000		—	12/24/09	3 month USD-LIBOR-BBA	3.8675%	143,095

	1,526,000		—	12/24/27	4.9425%	3 month USD-LIBOR-BBA	(68,984)

Credit Suisse First Boston International
	9,662,000		—	3/9/09	3 month USD-LIBOR-BBA	3.195%	(844)

Credit Suisse International
CHF	9,870,000		—	3/13/18	6 month CHF-LIBOR-BBA	3.3175%	144,745

CHF	43,600,000		—	3/15/10	2.59%	6 month CHF-LIBOR-BBA	(494,178)

CHF	43,600,000		—	3/15/10	2.6625%	6 month CHF-LIBOR-BBA	(546,476)

CHF	9,870,000		—	3/14/18	6 month CHF-LIBOR-BBA	3.3%	130,388

	$2,399,000		—	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(103,395)

	44,943,000		—	9/18/38	4.41338%	3 month USD-LIBOR-BBA	1,949,399

	36,096,000		—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	(294,345)

	45,429,000		—	9/19/13	3.635%	3 month USD-LIBOR-BBA	882,193

	16,211,000		—	9/22/18	4.22%	3 month USD-LIBOR-BBA	334,043

	31,520,000	F	—	9/23/10	3 month USD-LIBOR-BBA	3.32%	(47,610)

SEK	51,120,000		—	9/29/18	4.80%	3 month SEK-STIBOR-SIDE	(88,397)

EUR	5,300,000		—	9/29/18	6 month EUR-EURIBOR-Reuters	4.85%	84,663

SEK	12,780,000		—	9/30/18	4.76%	3 month SEK-STIBOR-SIDE	(16,255)

EUR	1,325,000		—	9/30/18	6 month EUR-EURIBOR-Reuters	4.81%	15,404

	$802,000		—	3/21/16	3 month USD-LIBOR-BBA	5.20497%	45,209

	42,027,000	F	—	9/23/38	4.7375%	3 month USD-LIBOR-BBA	(414,037)

	2,060,000		—	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(101,341)

Deutsche Bank AG
	1,404,369		—	8/2/32	5.86%	3 month USD-LIBOR-BBA	(241,230)

	1,251,434		—	8/2/22	3 month USD-LIBOR-BBA	5.7756%	155,751

	12,632,000		—	9/23/38	4.75%	3 month USD-LIBOR-BBA	(124,580)

EUR	12,632,000		—	9/24/38	6 month EUR-EURIBOR-Reuters	4.977%	1,196,655

	$37,702,000		—	9/24/10	3 month USD-LIBOR-BBA	3.395%	4,841

	9,915,000		—	10/16/17	3 month USD-LIBOR-BBA	5.297%	815,202

	6,800,000		—	11/7/17	3 month USD-LIBOR-BBA	5.056%	424,139

Goldman Sachs Capital Markets, L.P.
	2,822,353		—	8/1/32	5.919%	3 month USD-LIBOR-BBA	(509,659)

	2,515,000		—	8/1/22	3 month USD-LIBOR-BBA	5.845%	331,744

	1,404,369		—	8/12/32	5.689%	3 month USD-LIBOR-BBA	(205,894)

	1,251,434		—	8/12/22	3 month USD-LIBOR-BBA	5.601%	132,576

Goldman Sachs International
	9,611,000		—	3/11/38	5.029%	3 month USD-LIBOR-BBA	(536,469)

EUR	49,650,000		—	3/26/10	6 month EUR-EURIBOR-Reuters	4.129%	984,642

GBP	41,380,000		—	3/29/10	6 month GBP-LIBOR-BBA	5.25%	(200,788)

GBP	10,020,000		—	3/27/18	5.0675%	6 month GBP-LIBOR-BBA	762

	$43,165,000		—	4/3/18	3 month USD-LIBOR-BBA	4.19%	(345,386)

CHF	66,690,000		—	4/5/10	2.89%	6 month CHF-LIBOR-BBA	(124,035)

CHF	15,200,000		—	4/3/18	6 month CHF-LIBOR-BBA	3.42%	114,336

	$1,161,000		—	4/8/10	3 month USD-LIBOR-BBA	2.64%	(5,086)

	7,793,000		—	4/23/18	4.43%	3 month USD-LIBOR-BBA	(88,500)

	5,161,000		—	5/19/18	4.525%	3 month USD-LIBOR-BBA	(94,739)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
	$16,431,000		$—	5/30/28	5.014%	3 month USD-LIBOR-BBA	$(950,325)

JPY	6,314,910,000		—	5/7/10	6 month JPY-LIBOR-BBA	1.09125%	46,567

JPY	1,389,280,000	E	—	5/7/18	2.205%	6 month JPY-LIBOR-BBA	(110,547)

	$2,762,000		—	9/29/16	3 month USD-LIBOR-BBA	5.1275%	139,137

	1,464,000		—	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(120,693)

	8,111,000		—	6/12/17	3 month USD-LIBOR-BBA	5.7175%	901,811

	50,200,000		—	7/25/09	5.327%	3 month USD-LIBOR-BBA	(1,041,011)

	34,166,000		—	11/20/08	5.16%	3 month USD-LIBOR-BBA	(634,747)

	7,686,000		—	11/20/26	3 month USD-LIBOR-BBA	5.261%	682,101

	33,572,000		—	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(612,282)

	7,431,000		—	11/21/26	3 month USD-LIBOR-BBA	5.2075%	608,920

	4,999,000		—	12/20/16	3 month USD-LIBOR-BBA	5.074%	307,611

	6,080,000		—	1/8/12	3 month USD-LIBOR-BBA	4.98%	243,781

	45,000,000		—	10/1/12	3 month USD-LIBOR-BBA	4.909%	2,363,931

	1,330,000		—	11/9/17	3 month USD-LIBOR-BBA	5.071%	84,684

	2,770,000		—	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(212,997)

	1,095,000		—	5/3/16	5.565%	3 month USD-LIBOR-BBA	(106,409)

	8,933,000		—	9/14/14	4.906%	3 month USD-LIBOR-BBA	(350,510)

	4,358,000		—	9/14/17	5.0625%	3 month USD-LIBOR-BBA	(213,486)

	26,240,200		—	9/19/09	3 month USD-LIBOR-BBA	4.763%	408,214

	42,465,200		—	9/21/09	3 month USD-LIBOR-BBA	4.60%	572,816

	11,821,800		—	9/21/17	5.149%	3 month USD-LIBOR-BBA	(640,225)

	3,020,000		—	11/9/17	3 month USD-LIBOR-BBA	5.08%	194,420

	74,216,000		—	1/16/18	5.790%	3 month USD-LIBOR-BBA	(7,999,272)

JPMorgan Chase Bank, N.A.
	8,800,000		—	4/23/17	5.186%	3 month USD-LIBOR-BBA	(641,322)

	118,568,000		—	3/5/18	4.325%	3 month USD-LIBOR-BBA	948,081

	23,396,000		—	3/7/18	4.45%	3 month USD-LIBOR-BBA	(38,009)

	21,828,000		—	3/12/18	3 month USD-LIBOR-BBA	4.4525%	38,944

	6,007,000		—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(309,802)

	45,375,000		—	3/11/38	5.03%	3 month USD-LIBOR-BBA	(2,539,585)

	125,112,000		—	3/15/10	3 month USD-LIBOR-BBA	2.5%	(1,242,571)

	45,626,000		—	3/20/13	3 month USD-LIBOR-BBA	3.145%	(1,599,405)

	112,568,000		—	3/20/13	3 month USD-LIBOR-BBA	3.13%	(4,016,250)

	226,815,000		—	3/25/10	3 month USD-LIBOR-BBA	2.325%	(3,045,606)

	35,000,000		—	1/17/16	4.946%	3 month USD-LIBOR-BBA	(1,502,483)

	1,368,000		—	9/18/16	5.291%	3 month USD-LIBOR-BBA	(87,842)

	51,496,000		—	4/8/13	3 month USD-LIBOR-BBA	3.58406%	(418,921)

	39,437,000		—	5/16/18	4.53%	3 month USD-LIBOR-BBA	(751,546)

	40,554,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	272,317

	42,000,000		—	6/13/13	4.47%	3 month USD-LIBOR-BBA	(1,309,863)

	20,700,000		—	3/7/15	3 month USD-LIBOR-BBA	4.798%	689,867

	18,300,000		—	6/27/17	3 month USD-LIBOR-BBA	5.712%	1,972,837

	8,750,000		—	10/10/13	5.054%	3 month USD-LIBOR-BBA	(526,960)

	12,180,000		—	10/10/13	5.09%	3 month USD-LIBOR-BBA	(757,657)

	155,300,000		—	7/15/13	3 month USD-LIBOR-BBA	4.012%	(41,401)

	59,238,000		—	7/16/10	3 month USD-LIBOR-BBA	3.384%	71,154

	24,487,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	115,558

MXN	45,610,000	F	—	7/19/13	1 month MXN-TIIE-BANXICO	9.235%	97,466

	$142,583,000		—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	532,283

AUD	26,200,000	EF	—	8/6/18	6 month AUD-BBR-BBSW	6.865%	395,967

CAD	8,910,000		—	8/5/18	4.172%	6 month CAD-BA-CDOR	(1,055)

	$37,070,000	E	—	8/20/28	5.37%	3 month USD-LIBOR-BBA	(659,105)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
ZAR	15,635,000	F	$—	8/27/13	9.86%	3 month ZAR-JIBAR-SAFEX	$(11,608)

AUD	12,960,000	EF	—	9/2/18	6.53%	6 month AUD-BBR-BBSW	(87,476)

ZAR	7,817,500	F	—	9/8/13	9.95%	3 month ZAR-JIBAR-SAFEX	(9,886)

ZAR	15,635,000	F	—	9/9/13	9.94%	3 month ZAR-JIBAR-SAFEX	(26,552)

	$34,078,000		—	11/20/08	5.165%	3 month USD-LIBOR-BBA	(634,073)

	7,664,000		—	11/20/26	3 month USD-LIBOR-BBA	5.266%	684,963

	16,210,000		—	12/7/26	5.036%	3 month USD-LIBOR-BBA	(966,101)

	37,730,000		—	12/7/08	3 month USD-LIBOR-BBA	4.8485%	638,608

	37,070,000	E	—	9/17/28	3 month USD-LIBOR-BBA	4.9675%	(78,959)

	32,500,000		—	9/22/38	3 month USD-LIBOR-BBA	4.48%	(1,091,705)

	23,930,000		—	9/23/38	4.70763%	3 month USD-LIBOR-BBA	(72,575)

	4,472,000		—	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(271,515)

	42,206,000		—	1/31/17	3 month USD-LIBOR-BBA	5.415%	3,197,330

	3,084,000		—	2/23/17	5.211%	3 month USD-LIBOR-BBA	(185,304)

	18,126,000		—	3/8/17	3 month USD-LIBOR-BBA	5.28%	1,177,009

	3,238,000		—	9/28/16	3 month USD-LIBOR-BBA	5.1223%	161,982

	2,800,000		—	8/7/12	3 month USD-LIBOR-BBA	5.194%	137,285

	3,840,000		—	6/16/15	4.538%	3 month USD-LIBOR-BBA	(110,328)

	960,000		—	6/24/15	4.387%	3 month USD-LIBOR-BBA	(17,490)

	13,300,000		—	6/29/15	3 month USD-LIBOR-BBA	4.296%	146,033

	2,690,000		—	8/2/15	3 month USD-LIBOR-BBA	4.6570%	67,187

	69,400,000		—	8/13/12	3 month USD-LIBOR-BBA	5.2%	3,408,034

	17,075,000		—	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(1,137,684)

	5,426,000		—	8/29/17	5.263%	3 month USD-LIBOR-BBA	(350,533)

	42,465,200		—	9/21/09	3 month USD-LIBOR-BBA	4.6125%	578,044

	11,821,800		—	9/21/17	5.15%	3 month USD-LIBOR-BBA	(641,174)

	10,000,000		—	9/25/12	3 month USD-LIBOR-BBA	4.945%	375,390

	6,589,000		—	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(386,586)

	11,253,000		—	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(473,777)

	4,000,000		—	11/7/17	3 month USD-LIBOR-BBA	5.05771%	250,041

	36,115,000		—	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(936,660)

	37,113,000		—	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(2,417,357)

	19,224,000		—	12/11/17	3 month USD-LIBOR-BBA	4.65%	563,731

	1,526,000		—	12/24/27	4.9675%	3 month USD-LIBOR-BBA	(73,939)

	12,700,000		—	8/4/16	3 month USD-LIBOR-BBA	5.5195%	1,034,570

	4,000,000		—	9/2/15	3 month USD-LIBOR-BBA	4.4505%	46,604

	7,800,000		—	10/21/15	4.916%	3 month USD-LIBOR-BBA	(416,336)

	27,874,000		—	1/18/18	4.27625%	3 month USD-LIBOR-BBA	299,946

	2,156,000		—	1/24/18	4.135%	3 month USD-LIBOR-BBA	47,548

	2,874,000		—	1/24/18	4.175%	3 month USD-LIBOR-BBA	54,403

	2,874,000		—	1/24/18	4.1625%	3 month USD-LIBOR-BBA	57,200

	66,339,000		—	1/31/18	3 month USD-LIBOR-BBA	4.25%	(864,973)

	51,900,000		—	2/4/10	3 month USD-LIBOR-BBA	2.835%	(305,601)

	8,100,000		—	2/4/18	3 month USD-LIBOR-BBA	4.2625%	(99,857)

	3,100,000		—	4/17/09	5.12%	3 month USD-LIBOR-BBA	(81,145)

Merrill Lynch Capital Services, Inc.
	14,124,000		—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(553,712)

	30,577,000		—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	128,010

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc.
GBP	15,330,000	$—	3/28/18	5.065%	6 month GBP-LIBOR-BBA	$8,529

GBP	63,710,000	—	3/29/10	6 month GBP-LIBOR-BBA	5.21%	(296,226)

	$1,936,000	—	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(124,678)

EUR	13,545,000	—	8/13/18	6 month EUR-EURIBOR-Reuters	4.761%	89,230

	$5,473,000	—	2/20/17	5.192%	3 month USD-LIBOR-BBA	(322,988)

Total						$(23,892,650)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/08
			Termi-			Unrealized
Swap	Notional		nation	Fixed payments received (paid)	Total return received by	appreciation/
counterparty	amount		date	by fund per annum	or paid by fund	(depreciation)

Citibank, N.A.	$44,987,607		1/15/09	3 month USD-LIBOR-BBA minus 110 bp	Russell 2000 Total Return Index	$(290,389)

Goldman Sachs International	768,000		9/15/11	678 bp (1 month USD-LIBOR-BBA)	Ford Credit Auto Owner Trust	754
					Series 2005-B Class D
EUR	40,896,000		3/26/09	(2.27%)	Eurostat Eurozone HICP	418,128
					excluding tobacco
EUR	19,410,000		4/30/13	2.375%	French Consumer Price Index	(302,830)
					excluding tobacco
EUR	19,410,000		4/30/13	(2.41%)	Eurostat Eurozone HICP	348,473
					excluding tobacco
EUR	19,410,000		5/6/13	2.34%	French Consumer Price Index	(335,365)
					excluding tobacco
EUR	19,410,000		5/6/13	(2.385%)	Eurostat Eurozone HICP	379,095
					excluding tobacco
GBP	11,646,000		5/9/13	3.10%	GBP Non-revised Retail Price	(250,368)
					Index
	$38,095,719		8/28/09	(3 month USD-LIBOR-BBA minus 85 bp)	iShares MSCI Emerging Markets	(5,412,190)
					Index
	12,520,000	1F	12/2/08	20 bp plus change in spread of Banc of	The spread return of Banc of	(569,785)
				America Securities AAA 10 year Index	America Securities CMBS AAA
				multiplied by the modified duration factor	10 year Index

JPMorgan Chase Bank, N.A.	22,187,644		4/20/09	3 month USD-LIBOR-BBA plus 25 bp	A basket of common stocks	4,030,625
	22,055,841		4/20/09	3 month USD-LIBOR-BBA minus 40 bp	A basket of common stocks	(5,785,690)
	38,668,901		8/19/09	(3 month USD-LIBOR-BBA minus 125 bp)	iShares MSCI Emerging Markets	(5,720,061)
					Index
	9,439,317		11/26/08	3 month USD-LIBOR-BBA minus 50 bp	Standard & Poors US 600	509,168
					Smallcap total return index

Merrill Lynch Capital Services	16,273,432		10/28/08	3 month USD-LIBOR-BBA minus 105 bp	Russell 2000 Total Return Index	901,876

Total						$(12,078,559)

F Is valued at fair value following procedures approved by the Trustees.

1 Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/08						Fixed payments	Unrealized
	Upfront premium		Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater, Inc., 6 1/2%, 6/15/13	$—		$70,000		12/20/08	550 bp	$27

BSKYB Finance UK PLC, 5 3/4%, 10/20/17	—		3,585,000		2/20/09	(50 bp)	(1,502)

Clear Channel Communications, 5 3/4%, 1/15/13	—		705,000		9/20/09	635 bp	(1,038)

DJ ABX NA CMBX BBB Index	1,501		2,183,000	F	10/12/52	(134 bp)	1,012,590

DJ CDX NA HY Series 9 Index	(37,414)		6,301,350		12/20/12	375 bp	(792,080)

Financial Security Assurance, Inc.	—		120,000		12/20/12	95 bp	(34,836)

Lehman Brothers Holdings, 6 5/8%, 1/18/12	—		565,000		9/20/13	269 bp	(477,045)

Marsh & McLennan Co., Inc., 5 3/8%, 7/15/14	—		625,000		3/20/12	(95 bp)	(7,823)

MetLife, Inc., 5%, 6/15/15	—		805,000		12/20/13	(384 bp)	(3,049)

Nalco Co. 7.75%,11/15/11	—		60,000		9/20/12	350 bp	(931)

Visteon Corp., 7%, 3/10/14	(168,672)		635,000		9/20/13	(500 bp)	137,322

Bear Stearns International, Ltd.
GATX Corp., 8.875%, 6/1/09	—		120,000		3/20/16	(100 bp)	6,096

Citibank, N.A.
Abitibibowater, Inc., 6 1/2%, 6/15/13	—		70,000		12/20/08	725 bp	338

Abitibibowater, Inc., 6 1/2%, 6/15/13	—		70,000		12/20/08	800 bp	471

Abitibibowater, Inc., 6 1/2%, 6/15/13	—		70,000		12/20/08	825 bp	516

Advanced Micro Devices, 7 3/4%, 11/1/12	98,100		1,635,000		9/20/09	500 bp	(106,144)

Arrow Electronic, Inc., 6 7/8%, 6/1/18	—		135,000		3/20/13	(43 bp)	1,169

Conagra Foods, Inc., 7%, 10/1/28	—		1,089,000		9/20/10	(27 bp)	(455)

DJ ABX HE AAA Index	237,566		1,253,822		5/25/46	11 bp	55,603

DJ ABX NA HE AAA Index	146,183		1,352,106		7/25/45	18 bp	34,674

DJ ABX NA HE AAA Index	93,706		850,284		7/25/45	18 bp	20,275

DJ ABX NA HE PEN AAA Index	138,129		844,282		5/25/46	11 bp	17,681

FirstEnergy Corp., 7 3/8%, 11/15/31	—		2,795,000		12/20/11	(85 bp)	(18,449)

Freescale Semiconductor, 8 7/8%, 12/15/14	—		170,000		9/20/12	495 bp	(25,446)

Lear Corp., term loan	—		350,000	F	6/20/13	(225 bp)	46,532

Lear Corp., term loan	—		350,000	F	6/20/13	700 bp	(6,799)

Lehman Brothers Holdings, 6 5/8%, 1/18/12	—		1,475,000		9/20/18	(310 bp)	1,245,232

Marsh & McLennan Co., Inc., 5 3/8%, 7/15/14	—		380,000		9/20/14	(105 bp)	(8,023)

Motorola, Inc., 6.5%, 9/1/25	—		215,000		3/20/13	(79 bp)	14,855

Rexam PLC, 4 3/8%, 3/15/13	—		890,000		6/20/13	(145 bp)	12,591

Sanmina-Sci Corp., 8 1/8%, 3/1/16	—		465,000		6/20/13	585 bp	(10,996)

Sara Lee Corp., 6 1/8%, 11/1/32	—		330,000		9/20/11	(43 bp)	146

Seat Pagine Gialle SPA, 8%, 4/30/14	—	EUR	1,245,000		3/20/13	815 bp	(250,769)

Wind Acquisition 9 3/4%, 12/1/15	—	EUR	42,000		3/20/13	(495 bp)	1,436

Yum! Brands, Inc., 8 7/8%, 4/15/11	—		$320,000		3/20/13	(65 bp)	5,691

Credit Suisse International
DJ ABX HE AAA Index	404,602		2,079,203		5/25/46	11 bp	118,749

DJ ABX NA HE AAA Index	714,840		1,288,000		1/25/38	76 bp	83,720

DJ CDX NA HY Series 10	34,650		330,000		6/20/13	500 bp	2,564

DJ CDX NA HY Series 10	223,125		2,100,000		6/20/13	500 bp	18,942

DJ CDX NA HY Series 10	(226,312)		2,130,000		6/20/13	(500 bp)	(19,213)

DJ CDX NA IG Series 10	3,016,387		146,090,000		6/20/13	155 bp	2,193,536

DJ CDX NA IG Series 10	(41,096)		11,140,000		6/20/13	(155 bp)	24,048

DJ CMB NA CMBX AA Index	(194,178)		486,000	F	2/17/51	(165 bp)	(59,449)

DJ CMB NA CMBX AA Index	(78,238)		350,000		10/12/52	(25 bp)	(13,196)

DJ CMB NA CMBX AAA Index	901,135		5,414,000		12/13/49	8 bp	354,322

DJ CMB NA CMBX AAA Index	3,674,614		23,456,500		2/17/51	35 bp	1,591,691

DJ CMB NA CMBX AAA Index	(185,292)		2,229,000		12/13/49	(8 bp)	39,837

DJ CMB NA CMBX AAA Index	(320,893)		4,271,000		2/17/51	(35 bp)	58,120

DJ CMB NA CMBX AAA Index	(171,675)		1,506,000		2/17/51	(35 bp)	(38,031)

DJ CMB NA CMBX AAA Index	(135,632)		1,727,000		2/17/51	(35 bp)	13,891

DJ CMB NA CMBX AAA Index	(64,440)		864,000		2/17/51	(35 bp)	12,233

DJ CMB NA CMBX AJ Index	(806,039)		2,507,000		2/17/51	(96 bp)	(183,821)

Dynegy Holdings, Inc., 6 7/8%, 4/1/11	—		105,000		6/20/17	297 bp	(21,110)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/08 cont.						Fixed payments	Unrealized
	Upfront premium		Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Credit Suisse International cont.
KB Home, 5 3/4%, 2/1/14	$ —		$1,520,000		9/20/11	(425 bp)	$(688)

Liberty Mutual Insurance, 7 7/8%, 10/15/26	—		390,000		12/20/13	(210 bp)	(863)

MediaCom, LLC/ Cap Corp., 9 1/2%, 1/15/13	—		735,000		9/20/13	735 bp	(14,505)

MediaCom, LLC/ Cap Corp., 9 1/2%, 1/15/13	—		275,000		6/20/13	725 bp	(5,587)

Sprint Capital Corp, 8 3/8%, 3/15/12	—		930,000		6/20/12	(59 bp)	94,918

Deutsche Bank AG
Advanced Micro Devices, 7 3/4%, 11/1/12	22,750		350,000		9/20/09	500 bp	(20,972)

DJ ABX NA CMBX AAA Index	59,687		990,000		2/17/51	35 bp	(29,429)

DJ ABX NA HE A Index	1,172,080		1,288,000		1/25/38	369 bp	701

DJ ABX NA HE AAA Index	137,020		1,303,574		7/25/45	18 bp	29,514

DJ CDX NA IG Series 10	919,466		40,560,000		6/20/13	155 bp	691,012

DJ CDX NA IG Series 10	3,931,029		167,450,000		6/20/13	155 bp	2,987,867

DJ CDX NA IG Series 10	(5,610,726)		239,000,000		6/20/13	(155 bp)	(4,264,558)

DJ CDX NA IG Series 9 Index 30-100% tranche	—		8,050,000	F	12/20/12	(27.2 bp)	60,085

DJ CDX NA IG Series 9 Index 30-100% tranche	—		15,660,000	F	12/20/12	(65 bp)	(121,749)

DJ iTraxx Europe Series 8 Version 1	(143,405)	EUR	1,495,000		12/20/12	(375 bp)	9,208

DJ iTraxx Europe Series 9 Version 1	289,981	EUR	4,245,000		6/20/13	(650 bp)	159,512

France Telecom, 7.25%, 1/28/13	—		$410,000		6/20/16	70 bp	(9,461)

Grohe Holding GmBh, 8 5/8%, 10/1/14	—	EUR	285,000		6/20/09	400 bp	(1,895)

Grohe Holding GmBh, 8 5/8%, 10/1/14	—	EUR	1,035,000		6/20/09	400 bp	(6,881)

iStar Financial, Inc., 6%, 12/15/10	38,475		$570,000		3/20/09	500 bp	(21,791)

Korea Monetary STAB Bond, 5%, 2/14/09	—		4,110,000		2/23/09	105 bp	6,699

Korea Monetary STAB Bond, 5.15%, 2/12/10	—		4,110,000	F	2/19/10	115 bp	14,923

Malaysian Government, 6.844%, 10/1/09	—		5,069,000		10/1/09	90 bp	(4,689)

MetLife, Inc., 5%, 6/15/15	—		800,000		12/20/13	(405 bp)	4,786

Nalco Co. 7.75%, 11/15/11	—		60,000		12/20/12	363 bp	(96)

Pacific Gas & Electric, 4.8%, 3/1/14	—		895,000		12/20/13	112 bp	(16,888)

Prudential Financial, Inc., 4 1/2%, 7/15/13	—		205,000		12/20/13	(388 bp)	(274)

Republic of China, zero coupon, 12/5/08	—		6,850,000	F	12/12/08	115 bp	44,205

Smurfit Kappa Funding, 10 1/8%, 10/1/12	—	EUR	560,000		6/20/09	135 bp	(7,948)

Smurfit Kappa Funding, 7 3/4%, 4/1/15	—	EUR	580,000		9/20/13	715 bp	(28,294)

Sungard Data Systems, Inc., 9 1/8%, 8/15/13	—		$60,000		12/20/13	585 bp	(2,040)

Universal Corp., 5.2%, 10/15/13	—		790,000		3/20/15	(95 bp)	968

Virgin Media Finance PLC, 8 3/4%, 4/15/14	—	EUR	800,000		9/20/13	477 bp	(75,904)

Virgin Media Finance PLC, 8 3/4%, 4/15/14	—	EUR	800,000		9/20/13	535 bp	(52,326)

Goldman Sachs International
Any one of the underlying securities in the basket
of BB CMBS securities	—		$1,804,000		a	2.461%	(299,342)

Cargill, Inc., 7 3/8%, 10/1/25	—		150,000		3/20/13	(93 bp)	570

CSC Holdings, Inc., 7 5/8%, 7/15/18	—		605,000		9/20/13	495 bp	(8,223)

CVS Caremark Corp., 4 7/8%, 9/15/14	—		435,000		9/20/13	(59 bp)	(882)

CVS Caremark Corp., 4 7/8%, 9/15/14	—		540,000		9/20/11	(50 bp)	(1,461)

DJ ABX HE A Index	431,546		644,000		1/25/38	369 bp	(155,708)

DJ ABX HE AAA Index	151,354		644,000		1/25/38	76 bp	(167,358)

DJ CDX NA CMBX AAA Index	20,848		570,000		3/15/49	7 bp	(22,104)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		11,790,000	F	12/20/10	429 bp	278,332

DJ CDX NA HY Series 9 Index 25-35% tranche	—		1,235,000	F	12/20/10	108.65 bp	(57,931)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		8,050,000	F	12/20/10	249 bp	(128,909)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		2,840,000	F	12/20/10	305 bp	(10,472)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		27,410,000	F	12/20/10	435 bp	683,290

DJ CDX NA IG Series 10 Index	43,265		2,254,000		6/20/18	(150 bp)	47,920

DJ CDX NA IG Series 10 Index	(230,976)		17,976,000		6/20/13	155 bp	(332,225)

DJ CDX NA IG Series 10 Index	516,100		22,453,000		6/20/18	(150 bp)	562,465

DJ CDX NA IG Series 10 Index	(683,289)		34,740,000		6/20/13	155 bp	(878,962)

DJ CDX NA IG Series 10 Index 30-100% tranche	—		51,560,000	F	6/20/13	(44.25 bp)	56,839

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/08 cont.						Fixed payments	Unrealized
	Upfront premium		Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Goldman Sachs International cont.
DJ CDX NA IG Series 8 Index	$248,915		$17,775,000		6/20/18	(150 bp)	$285,620

Lehman Brothers Holdings, 6 5/8%, 1/18/12	—		565,000		9/20/17	(67.8 bp)	477,329

Lighthouse International Co., SA, 8%, 4/30/14	—	EUR	745,000		3/20/13	680 bp	(188,024)

Macy’s Retail Holdings, Inc., 7.45%, 7/15/17	—		$4,375,000		6/20/11	(254.9 bp)	(72,149)

Merrill Lynch & Co., 5%, 1/15/15	—		565,000		9/20/17	(59.8 bp)	94,769

Smurfit Kappa Funding, 7 3/4%, 4/1/15	—	EUR	540,000		9/20/13	720 bp	(26,797)

Southern California Edison Co., 7 5/8%, 1/15/10	—		$820,000		12/20/13	118.1 bp	(16,988)

Wind Acquisition 9 3/4%, 12/1/15	—	EUR	745,000		3/20/13	597 bp	9,573

JPMorgan Chase Bank, N.A.
Codere Finance (Luxembourg) SA, 8.25%, 6/15/15	—	EUR	745,000		3/20/13	795 bp	(3,920)

Computer Science Corp., 5%, 2/15/13	—		$2,870,000		3/20/18	(82 bp)	(33,490)

DJ ABX HE AAA Index	261,852		1,345,631		5/25/46	11 bp	76,853

DJ CDX NA HY Series 10	976,331		10,210,000		6/20/13	500 bp	(22,059)

DJ CDX NA HY Series 10	1,450,619		16,345,000		6/20/13	500 bp	(147,686)

DJ CDX NA HY Series 10	1,521,662		16,340,000		6/20/13	500 bp	(78,423)

DJ CDX NA HY Series 10	3,199,447		32,710,000	F	6/20/13	500 bp	(26,123)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		15,660,000	F	12/20/10	388.75 bp	230,952

DJ CDX NA HY Series 9 Index 25-35% tranche	—		1,266,000	F	12/20/10	105.5 bp	(60,263)

DJ CDX NA IG Series 10	(12,631)		600,000		6/20/13	(155 bp)	(9,252)

DJ CDX NA IG Series 10	(519,845)		47,450,000		6/20/18	(150 bp)	(421,860)

DJ CDX NA IG Series 9 Index, 30-100% tranche	—		980,000	F	12/20/12	(13.55 bp)	12,707

DJ CMB NA CMBX AAA Index	267,428		2,241,000		2/17/51	35 bp	66,600

DJ CMB NA CMBX AAA Index	870,785		6,957,000	F	12/13/49	8 bp	146,216

DJ CMB NA CMBX AAA Index	242,201		2,218,000		2/17/51	35 bp	43,435

DJ CMB NA CMBX AAA Index	(68,455)		879,000	F	2/17/51	(35 bp)	10,867

DJ iTraxx Europe Crossover Series 8 Version 1	(398,182)	EUR	2,980,000		12/20/12	(375 bp)	(93,977)

General Growth Properties, conv. bond 3.98%, 4/15/27	—		$1,155,000	F	6/20/12	750 bp	(175,237)

General Growth Properties, conv. bond 3.98%, 4/15/27	—		1,885,000	F	9/20/13	728 bp	(419,922)

General Growth Properties, conv. bond 3.98%, 4/15/27	—		170,000	F	6/20/12	750 bp	(25,792)

General Growth Properties, conv. bond 3.98%, 4/15/27	—		160,000	F	9/20/13	775 bp	(33,687)

Glencore Funding, LLC, 6%, 4/15/14	—		3,150,000		6/20/14	(148 bp)	71,439

iStar Financial, Inc., 6%, 12/15/10	37,100		530,000		3/20/09	500 bp	(18,937)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	—		370,000		6/20/13	595 bp	(7,416)

Smurfit-Stone Container Enterprises, 7 1/2%, 6/1/13	—		70,000		3/20/13	685 bp	(3,410)

TDC AS, 6 1/2%, 4/19/12	—	EUR	870,000		9/20/13	(200 bp)	7,327

Merrill Lynch Capital Services, Inc.
Pacific Gas & Electric, 4.8%, 3/1/14	—		$950,000		12/20/13	113 bp	(17,483)

Merrill Lynch International
Dynegy Holdings, Inc., 6 7/8%, 4/1/11	—		105,000		6/20/17	295 bp	(21,213)

KinderMorgan, 6 1/2%, 9/1/12	—		122,000		9/20/12	(128 bp)	1,264

Morgan Stanley Capital Services, Inc.
Bundesrepublic of Deutschland, 6%, 6/20/16	—		3,465,000		6/20/18	8 bp	(27,755)

Cargill, Inc., 7 3/8%, 10/1/25	—		950,000		3/20/13	(90 bp)	4,764

DJ ABX NA CMBX AAA Index	615,410		8,646,000		3/15/49	7 bp	(45,960)

DJ CDX NA IG Series 10	(633,882)		194,930,400		6/20/13	155 bp	(1,642,159)

DJ CDX NA IG Series 10	246,070		195,750,000		6/20/13	(155 bp)	1,348,631

DJ CDX NA IG Series 10 Index	180,248		9,252,000		6/20/18	(150 bp)	199,354

DJ CDX NA IG Series 10 Index 30-100% tranche	—		14,094,000	F	6/20/13	(52 bp)	(32,909)

DJ CDX NA IG Series 10 Index 30-100% tranche	—		7,070,000	F	6/20/13	(38.6 bp)	25,512

DJ CMB NA CMBX AA Index	(99,704)		437,000		10/12/52	(25 bp)	(17,464)

DJ CMB NA CMBX AAA Index	(721,308)		8,000,000		2/17/51	(35 bp)	(1,171)

DJ CMB NA CMBX AAA Index	130,550		1,203,000		2/17/51	35 bp	22,190

DJ CMB NA CMBX AAA Index	378,847		3,098,000		2/17/51	35 bp	99,974

Dynegy Holdings, Inc., 6 7/8%, 4/1/11	—		105,000		6/20/12	225 bp	(11,710)

Nalco Co. 7.75%, 11/15/11	—		65,000		9/20/12	330 bp	(1,248)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/08 cont.					Fixed payments	Unrealized
	Upfront premium	Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**	amount		date	fund per annum	(depreciation)

Morgan Stanley Capital Services, Inc. cont.
Nalco Co. 7.75%, 11/15/11	$—	$90,000		3/20/13	460 bp	$1,707

Republic of Austria, 5 1/4%, 1/4/11	—	3,465,000		6/20/18	(17 bp)	12,897

Universal Corp., 5.2%, 10/15/13	—	2,370,000		3/20/13	(89 bp)	(1,357)

UBS, AG
Meritage Homes Corp., 7%, 5/1/14	—	190,000	F	9/20/13	(760 bp)	(5,974)

Total						$3,566,257

*Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

a Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

F Is valued at fair value following procedures approved by the Trustees.

Conservative Portfolio

FORWARD CURRENCY CONTRACTS TO BUY at 9/30/08		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $67,451,380)	Value	face value	date	(depreciation)

Australian Dollar	$11,343,384	$12,977,554	10/15/08	$(1,634,170)

Brazilian Real	674,705	730,346	10/15/08	(55,641)

Canadian Dollar	645,375	672,542	10/15/08	(27,167)

Chilean Peso	102,211	106,373	10/15/08	(4,162)

Czech Koruna	35,525	35,828	12/17/08	(303)

Danish Krone	890,047	897,807	12/17/08	(7,760)

Euro	21,231,301	21,499,246	12/17/08	(267,945)

Japanese Yen	5,583,921	5,458,747	11/19/08	125,174

Mexican Peso	3,497,210	3,601,591	10/15/08	(104,381)

Norwegian Krone	8,172,404	8,606,199	12/17/08	(433,795)

Polish Zloty	463,152	472,908	12/17/08	(9,756)

Swedish Krona	1,263,827	1,292,933	12/17/08	(29,106)

Swiss Franc	10,534,629	10,606,421	12/17/08	(71,792)

Turkish Lira (New)	485,197	492,885	12/17/08	(7,688)

Total				$(2,528,492)

FORWARD CURRENCY CONTRACTS TO SELL at 9/30/08		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $180,538,517)	Value	face value	date	(depreciation)

Australian Dollar	$9,761,119	$11,001,102	10/15/08	$1,239,983

Brazilian Real	3,617	3,625	10/15/08	8

British Pound	34,639,515	34,271,773	12/17/08	(367,742)

Canadian Dollar	13,457,210	13,848,723	10/15/08	391,513

Czech Koruna	507,151	503,406	12/17/08	(3,745)

Euro	57,804,926	58,874,413	12/17/08	1,069,487

Hong Kong Dollar	2,626,668	2,614,864	11/19/08	(11,804)

Hungarian Forint	484,979	483,680	12/17/08	(1,299)

Japanese Yen	22,421,355	21,867,497	11/19/08	(553,858)

New Zealand Dollar	1,224,284	1,330,331	10/15/08	106,047

Norwegian Krone	15,635,298	15,947,007	12/17/08	311,709

Peruvian New Sol	2,958,065	2,951,138	1/14/09	(6,927)

Polish Zloty	462,488	455,646	12/17/08	(6,842)

Singapore Dollar	3,781,652	3,932,013	11/19/08	150,361

South African Rand	282,786	283,724	10/15/08	938

South Korean Won	1,923,255	2,046,643	11/19/08	123,388

Swedish Krona	5,238,332	5,403,361	12/17/08	165,029

Swiss Franc	3,607,485	3,629,251	12/17/08	21,766

Taiwan Dollar	1,075,094	1,090,320	11/19/08	15,226

Total				$2,643,238

FUTURES CONTRACTS OUTSTANDING at 9/30/08	Number of		Expiration	Unrealized appreciation/
	contracts	Value	date	(depreciation)

Amsterdam Exchange Index (Long)	24	$2,239,555	Oct-08	$(377,180)

Australian Government Treasury Bond 3 yr (Long)	240	48,672,947	Dec-08	215,330

Canadian Government Bond 10 yr (Long)	11	1,211,344	Dec-08	(16,174)

Canadian Government Bond 10 yr (Short)	21	2,312,566	Dec-08	30,503

DAX Index (Short)	10	2,072,723	Dec-08	86,211

Dow Jones Euro Stoxx 50 Index (Short)	1,411	60,836,707	Dec-08	2,097,199

Euro-Bobl 5 yr (Long)	20	3,089,794	Dec-08	29,904

Euro-Bund 10 yr (Long)	126	20,415,788	Dec-08	183,831

Euro-Bund 10 yr (Short)	40	6,481,203	Dec-08	(56,491)

Euro-CAC 40 Index (Short)	99	5,639,504	Oct-08	44,261

Euro-Dollar 90 day (Long)	129	31,135,763	Dec-08	(87,684)

Euro-Dollar 90 day (Short)	130	31,512,000	Jun-09	97,334

Euro-Dollar 90 day (Short)	412	99,781,250	Sep-09	145,604

Euro-Dollar 90 day (Short)	388	93,663,200	Dec-09	230,095

Euro-Dollar 90 day (Short)	22	5,302,000	Mar-10	(4,385)

Euro-Schatz 2 yr (Long)	199	29,248,518	Dec-08	232,050

Euro-Schatz 2 yr (Short)	271	39,830,897	Dec-08	(328,340)

FTSE 100 Index (Long)	501	44,303,373	Dec-08	(824,120)

FTSE 100 Index (Short)	236	20,869,453	Dec-08	386,532

Hang Seng Index (Long)	73	8,499,916	Oct-08	(516,429)

Japanese Government Bond 10 yr (Long)	12	15,523,702	Dec-08	(37,297)

Japanese Government Bond 10 yr (Short)	4	5,174,567	Dec-08	12,211

OMXS 30 Index (Long)	3	33,608	Oct-08	(1,669)

OMXS 30 Index (Short)	516	5,780,515	Oct-08	315,771

Russell 2000 Index Mini (Long)	27	1,834,920	Dec-08	(98,739)

Russell 2000 Index Mini (Short)	1,146	77,882,160	Dec-08	5,130,794

S&P 500 Index (Long)	161	46,987,850	Dec-08	(1,606,195)

S&P 500 Index E-Mini (Long)	347	20,256,125	Dec-08	(1,058,692)

S&P 500 Index E-Mini (Short)	1,671	97,544,625	Dec-08	5,042,725

S&P Mid Cap 400 Index E-Mini (Long)	178	12,999,340	Dec-08	(652,065)

S&P Mid Cap 400 Index E-Mini (Short)	56	4,089,680	Dec-08	209,048

S&P/MIB Index (Short)	29	5,244,426	Dec-08	176,921

SGX MSCI Singapore Index (Short)	65	2,639,281	Oct-08	98,385

SPI 200 Index (Short)	92	8,525,576	Dec-08	125,236

Sterling Interest Rate 90 day (Long)	67	14,185,035	Jun-09	97,762

Sterling Interest Rate 90 day (Long)	61	12,925,580	Sep-09	57,488

Tokyo Price Index (Short)	298	30,439,052	Dec-08	3,196,301

U.K. Gilt 10 yr (Long)	17	3,390,227	Dec-08	6,612

U.K. Gilt 10 yr (Short)	55	10,968,382	Dec-08	(31,348)

U.S. Treasury Bond 20 yr (Long)	982	115,062,781	Dec-08	206,997

U.S. Treasury Note 2 yr (Short)	5,301	1,131,432,188	Dec-08	(7,044,275)

U.S. Treasury Note 5 yr (Short)	1,820	204,266,563	Dec-08	(803,992)

U.S. Treasury Note 10 yr (Long)	2,834	324,847,250	Dec-08	(38,436)

Total				$4,871,594

WRITTEN OPTIONS OUTSTANDING at 9/30/08 (premiums received $21,157,897)	Contract	Expiration date/
	amount	strike price	Value

S&P 500 Index Future (Call)	$172	Oct-08/1,265	$301,000

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	9,715,000	May-12/5.51	748,055

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.51% versus the three month USD-LIBOR-BBA maturing on May 14, 2022.	9,715,000	May-12/5.51	398,509

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.22% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	30,431,000	Feb-10/5.22	1,935,107

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.22% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	30,431,000	Feb-10/5.22	901,366

WRITTEN OPTIONS OUTSTANDING at 9/30/08 (premiums received $21,157,897) cont.	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.215% versus the three month USD-LIBOR-BBA maturing on February 18, 2020.	$41,210,000	Feb-10/5.215	$2,612,302

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.215% versus the three month USD-LIBOR-BBA maturing on February 18, 2020.	41,210,000	Feb-10/5.215	1,215,695

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.08% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	30,431,000	Feb-10/5.08	1,741,566

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.08% versus the three month USD-LIBOR-BBA maturing on February 24, 2020.	30,431,000	Feb-10/5.08	1,030,394

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	31,782,000	Dec-08/5.00	1,518,862

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 5.00% versus the three month USD-LIBOR-BBA maturing on December 19, 2018.	31,782,000	Dec-08/5.00	303,518

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay a
fixed rate of 4.735% versus the three month USD-LIBOR-BBA maturing on May 19, 2019.	118,299,000	May-09/4.735	4,704,751

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive a
fixed rate of 4.735% versus the three month USD-LIBOR-BBA maturing on May 19, 2019.	118,299,000	May-09/4.735	3,487,455

Total			$20,898,580

TBA SALE COMMITMENTS OUTSTANDING at 9/30/08 (proceeds receivable $228,701,797)	Principal	Settlement
Agency	amount	date	Value

FNMA, 6s, October 1, 2038	$14,000,000	10/14/08	$14,168,437

FNMA, 5 1/2s, October 1, 2038	188,000,000	10/14/08	187,236,250

FNMA, 5s, October 1, 2038	26,000,000	10/14/08	25,305,311

Total			$226,709,998

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$18,177,000		$—	1/28/24	3 month USD-LIBOR-BBA	5.2125%	$1,218,320

	7,000,000		—	3/30/09	3.075%	3 month USD-LIBOR-BBA	19,380

	20,063,000		—	5/23/10	3 month USD-LIBOR-BBA	3.155%	132,760

	22,369,000		—	6/6/18	4.6675%	3 month USD-LIBOR-BBA	(664,842)

	13,689,000		—	12/22/09	3.965%	3 month USD-LIBOR-BBA	(259,306)

	12,300,000		—	1/14/10	3 month USD-LIBOR-BBA	4.106%	152,937

	15,300,000		—	4/6/10	4.6375%	3 month USD-LIBOR-BBA	(530,121)

	12,600,000		—	7/18/13	4.14688%	3 month USD-LIBOR-BBA	(74,049)

	3,000,000		—	7/29/18	3 month USD-LIBOR-BBA	4.75%	75,315

	15,344,000		—	8/26/18	3 month USD-LIBOR-BBA	4.54375%	112,884

	32,950,000	E	—	8/28/28	5.3175%	3 month USD-LIBOR-BBA	(504,464)

	40,000	E	—	9/4/28	5.2375%	3 month USD-LIBOR-BBA	(458)

	115,340,000		—	9/10/10	3 month USD-LIBOR-BBA	3.22969%	(221,360)

	29,290,000	E	—	9/17/28	3 month USD-LIBOR-BBA	4.9775%	(48,036)

	2,620,000	E	—	9/18/28	3 month USD-LIBOR-BBA	4.765%	(31,912)

	73,283,000		—	9/18/38	4.36125%	3 month USD-LIBOR-BBA	3,794,869

	179,544,000		—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	(1,647,040)

	2,000,000		—	9/19/18	3 month USD-LIBOR-BBA	4.07%	(64,488)

	13,850,000		—	9/26/38	3 month USD-LIBOR-BBA	4.725%	130,983

	12,883,000		40,214	10/1/18	3 month USD-LIBOR-BBA	4.30%	(158,184)

	4,260,000		—	6/17/15	4.555%	3 month USD-LIBOR-BBA	(126,751)

	1,540,000		—	6/23/15	4.466%	3 month USD-LIBOR-BBA	(35,519)

	640,000		—	6/23/15	4.45%	3 month USD-LIBOR-BBA	(14,881)

	770,000		—	6/24/15	4.39%	3 month USD-LIBOR-BBA	(14,173)

	6,300,000		—	10/21/15	4.943%	3 month USD-LIBOR-BBA	(347,359)

	5,000,000		—	9/1/15	3 month USD-LIBOR-BBA	4.53%	82,225

	4,145,000		—	5/8/28	4.95%	3 month USD-LIBOR-BBA	(208,240)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

Bear Stearns Bank PLC
	$14,000,000		$—	4/24/12	5.027%	3 month USD-LIBOR-BBA	$(768,374)

Citibank, N.A.
	37,000,000		—	7/21/18	4.80625%	3 month USD-LIBOR-BBA	(1,103,450)

MXN	34,350,000	F	—	7/18/13	1 month MXN-TIIE-BANXICO	9.175%	65,864

MXN	10,305,000	F	—	7/22/13	1 month MXN-TIIE-BANXICO	9.21%	21,049

CAD	3,540,000		—	8/8/18	4.119%	3 month CAD-BA-CDOR	13,371

AUD	9,814,000	E	—	8/13/18	6 month AUD-BBR-BBSW	6.67%	55,441

	$35,409,000		—	8/26/10	3 month USD-LIBOR-BBA	3.34125%	11,961

ZAR	18,535,000	F	—	8/27/13	9.86%	3 month ZAR-JIBAR-SAFEX	(13,761)

	$910,000		—	4/7/14	5.377%	3 month USD-LIBOR-BBA	(71,909)

ZAR	9,267,500	F	—	9/2/13	9.97%	3 month ZAR-JIBAR-SAFEX	(12,256)

	$8,300,000		—	9/5/13	3.905%	3 month USD-LIBOR-BBA	52,140

	28,064,000		—	9/8/18	3 month USD-LIBOR-BBA	4.3152%	(322,779)

	26,298,000		—	9/10/10	3 month USD-LIBOR-BBA	3.1825%	(74,337)

AUD	3,900,000	E	—	9/11/18	6.1%	6 month AUD-BBR-BBSW	32,400

	$118,072,000		—	9/17/13	3 month USD-LIBOR-BBA	3.4975%	(2,945,314)

	70,840,000		—	9/18/38	4.45155%	3 month USD-LIBOR-BBA	2,637,454

	87,378,000		—	9/18/10	3 month USD-LIBOR-BBA	2.92486%	(702,733)

EUR	8,860,000		—	9/25/38	6 month EUR-EURIBOR-Reuters	4.9425%	769,703

	$18,650,000		—	7/27/09	5.504%	3 month USD-LIBOR-BBA	(415,438)

	5,002,000		—	10/26/12	4.6275%	3 month USD-LIBOR-BBA	(198,431)

	26,550,000		—	11/9/09	4.387%	3 month USD-LIBOR-BBA	(684,302)

	27,283,000		—	11/9/17	5.0825%	3 month USD-LIBOR-BBA	(1,761,866)

	690,000		—	11/9/17	3 month USD-LIBOR-BBA	5.07641%	44,224

	30,302,000		—	12/24/09	3 month USD-LIBOR-BBA	3.8675%	534,195

	5,702,000		—	12/24/27	4.9425%	3 month USD-LIBOR-BBA	(257,762)

Credit Suisse International
CHF	8,430,000		—	3/13/18	6 month CHF-LIBOR-BBA	3.3175%	123,627

CHF	37,220,000		—	3/15/10	2.59%	6 month CHF-LIBOR-BBA	(421,865)

CHF	37,220,000		—	3/15/10	2.6625%	6 month CHF-LIBOR-BBA	(466,510)

CHF	8,430,000		—	3/14/18	6 month CHF-LIBOR-BBA	3.3%	111,365

	$1,853,000		—	8/29/12	5.04556%	3 month USD-LIBOR-BBA	(79,863)

	12,066,900		—	9/16/10	3.143%	3 month USD-LIBOR-BBA	43,862

	396,100		—	9/16/18	3 month USD-LIBOR-BBA	4.299%	(5,155)

	41,527,000		—	9/18/38	4.41338%	3 month USD-LIBOR-BBA	1,801,231

	35,909,000		—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	(292,820)

	42,153,000		—	9/19/13	3.635%	3 month USD-LIBOR-BBA	818,576

	42,449,000	F	—	9/23/10	3 month USD-LIBOR-BBA	3.32%	(64,119)

SEK	39,510,000		—	9/29/18	4.80%	3 month SEK-STIBOR-SIDE	(68,321)

EUR	4,090,000		—	9/29/18	6 month EUR-EURIBOR-Reuters	4.85%	65,334

SEK	9,877,500		—	9/30/18	4.76%	3 month SEK-STIBOR-SIDE	(12,563)

EUR	1,022,500		—	9/30/18	6 month EUR-EURIBOR-Reuters	4.81%	11,887

	$887,000		—	3/21/16	3 month USD-LIBOR-BBA	5.20497%	50,000

	56,598,000	F	—	9/23/38	4.7375%	3 month USD-LIBOR-BBA	(557,586)

	2,464,000		—	9/28/16	5.10886%	3 month USD-LIBOR-BBA	(121,215)

Deutsche Bank AG
	925,147		—	8/2/32	5.86%	3 month USD-LIBOR-BBA	(158,914)

	824,399		—	8/2/22	3 month USD-LIBOR-BBA	5.7756%	102,603

	9,689,000		—	9/23/38	4.75%	3 month USD-LIBOR-BBA	(95,555)

EUR	9,689,000		—	9/24/38	6 month EUR-EURIBOR-Reuters	4.977%	917,859

	$7,727,000		—	10/16/17	3 month USD-LIBOR-BBA	5.297%	635,307

	5,260,000		—	11/7/17	3 month USD-LIBOR-BBA	5.056%	328,084

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs Capital Markets, L.P.
	$1,851,643		$—	8/1/32	5.919%	3 month USD-LIBOR-BBA	$(334,369)

	1,650,000		—	8/1/22	3 month USD-LIBOR-BBA	5.845%	217,645

	925,147		—	8/12/32	5.689%	3 month USD-LIBOR-BBA	(135,635)

	824,399		—	8/12/22	3 month USD-LIBOR-BBA	5.601%	87,336

Goldman Sachs International
	8,146,000		—	3/11/38	5.029%	3 month USD-LIBOR-BBA	(454,696)

EUR	42,560,000		—	3/26/10	6 month EUR-EURIBOR-Reuters	4.129%	844,035

GBP	35,470,000		—	3/29/10	6 month GBP-LIBOR-BBA	5.25%	(174,678)

GBP	8,590,000		—	3/27/18	5.0675%	6 month GBP-LIBOR-BBA	1,432

	$37,421,000		—	4/3/18	3 month USD-LIBOR-BBA	4.19%	(299,425)

CHF	56,930,000		—	4/5/10	2.89%	6 month CHF-LIBOR-BBA	(105,882)

CHF	12,990,000		—	4/3/18	6 month CHF-LIBOR-BBA	3.42%	97,712

	$1,943,000		—	4/8/10	3 month USD-LIBOR-BBA	2.64%	(8,513)

	4,103,000		—	4/23/18	4.43%	3 month USD-LIBOR-BBA	(46,595)

	5,111,000		—	5/19/18	4.525%	3 month USD-LIBOR-BBA	(93,821)

	6,902,000		—	5/30/28	5.014%	3 month USD-LIBOR-BBA	(399,193)

JPY	5,488,980,000		—	5/7/10	6 month JPY-LIBOR-BBA	1.09125%	40,476

JPY	1,207,570,000	E	—	5/7/18	2.205%	6 month JPY-LIBOR-BBA	(96,088)

	$6,031,000		—	9/29/16	3 month USD-LIBOR-BBA	5.1275%	303,815

	1,660,000		—	10/19/16	5.32413%	3 month USD-LIBOR-BBA	(136,851)

	11,385,000		—	6/12/17	3 month USD-LIBOR-BBA	5.7175%	1,265,826

	11,900,000		—	7/25/09	5.327%	3 month USD-LIBOR-BBA	(246,774)

	27,184,000		—	11/20/08	5.16%	3 month USD-LIBOR-BBA	(505,033)

	6,109,000		—	11/20/26	3 month USD-LIBOR-BBA	5.261%	542,148

	26,326,000		—	11/21/08	5.0925%	3 month USD-LIBOR-BBA	(480,130)

	5,821,000		—	11/21/26	3 month USD-LIBOR-BBA	5.2075%	476,991

	5,193,000		—	12/20/16	3 month USD-LIBOR-BBA	5.074%	319,548

	6,330,000		—	1/8/12	3 month USD-LIBOR-BBA	4.98%	253,805

	1,510,000		—	11/9/17	3 month USD-LIBOR-BBA	5.071%	96,145

	2,770,000		—	4/7/14	5.33842%	3 month USD-LIBOR-BBA	(212,997)

	1,017,000		—	5/3/16	5.565%	3 month USD-LIBOR-BBA	(98,830)

	7,002,000		—	9/14/14	4.906%	3 month USD-LIBOR-BBA	(274,742)

	3,416,000		—	9/14/17	5.0625%	3 month USD-LIBOR-BBA	(167,340)

	22,316,700		—	9/19/09	3 month USD-LIBOR-BBA	4.763%	347,177

	10,473,000		—	9/21/09	3 month USD-LIBOR-BBA	4.60%	141,271

	2,895,200		—	9/21/17	5.149%	3 month USD-LIBOR-BBA	(156,793)

	1,010,000		—	11/9/17	3 month USD-LIBOR-BBA	5.08%	65,021

	62,952,000		—	1/16/18	5.790%	3 month USD-LIBOR-BBA	(6,785,196)

JPMorgan Chase Bank, N.A.
	14,500,000		—	4/23/17	5.186%	3 month USD-LIBOR-BBA	(1,056,724)

	5,163,000		—	8/15/11	5.412%	3 month USD-LIBOR-BBA	(258,429)

	108,271,000		—	3/5/18	4.325%	3 month USD-LIBOR-BBA	865,745

	20,439,000		—	3/7/18	4.45%	3 month USD-LIBOR-BBA	(33,205)

	20,800,000		—	3/12/18	3 month USD-LIBOR-BBA	4.4525%	37,110

	5,091,000		—	3/11/38	5.0025%	3 month USD-LIBOR-BBA	(262,561)

	41,043,000		—	3/11/38	5.03%	3 month USD-LIBOR-BBA	(2,297,128)

	90,389,000		—	3/15/10	3 month USD-LIBOR-BBA	2.5%	(897,713)

	41,018,000		—	3/20/13	3 month USD-LIBOR-BBA	3.145%	(1,437,873)

	106,684,000		—	3/20/13	3 month USD-LIBOR-BBA	3.13%	(3,806,318)

	215,990,000		—	3/25/10	3 month USD-LIBOR-BBA	2.325%	(2,900,251)

	31,000,000		—	1/17/16	4.946%	3 month USD-LIBOR-BBA	(1,330,771)

	1,659,000		—	9/18/16	5.291%	3 month USD-LIBOR-BBA	(106,528)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

			Upfront
			premium
Swap	Notional		received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount		(paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$47,989,000		$ —	4/8/13	3 month USD-LIBOR-BBA	3.58406%	$(390,392)

	27,816,000		—	5/16/18	4.53%	3 month USD-LIBOR-BBA	(530,086)

	33,439,000		—	5/23/10	3 month USD-LIBOR-BBA	3.16%	224,540

	25,000,000		—	6/13/13	4.47%	3 month USD-LIBOR-BBA	(779,681)

	22,000,000		—	3/7/15	3 month USD-LIBOR-BBA	4.798%	733,192

	20,800,000		—	6/27/17	3 month USD-LIBOR-BBA	5.712%	2,242,350

	10,050,000		—	10/10/13	5.054%	3 month USD-LIBOR-BBA	(605,251)

	13,990,000		—	10/10/13	5.09%	3 month USD-LIBOR-BBA	(870,248)

	164,600,000		—	7/15/13	3 month USD-LIBOR-BBA	4.012%	(43,880)

	65,996,000		—	7/16/10	3 month USD-LIBOR-BBA	3.384%	79,271

	20,788,000		—	7/22/10	3 month USD-LIBOR-BBA	3.565%	98,102

MXN	34,350,000	F	—	7/19/13	1 month MXN-TIIE-BANXICO	9.235%	73,404

	$134,630,000		—	7/28/10	3 month USD-LIBOR-BBA	3.5141%	502,594

AUD	19,760,000	EF	—	8/6/18	6 month AUD-BBR-BBSW	6.865%	298,638

CAD	6,720,000		—	8/5/18	4.172%	6 month CAD-BA-CDOR	(796)

	$28,160,000	E	—	8/20/28	5.37%	3 month USD-LIBOR-BBA	(500,685)

ZAR	11,885,000	F	—	8/27/13	9.86%	3 month ZAR-JIBAR-SAFEX	(8,824)

AUD	9,814,000	EF	—	9/2/18	6.53%	6 month AUD-BBR-BBSW	(66,242)

ZAR	5,942,500	F	—	9/8/13	9.95%	3 month ZAR-JIBAR-SAFEX	(7,515)

ZAR	11,885,000	F	—	9/9/13	9.94%	3 month ZAR-JIBAR-SAFEX	(20,184)

	$27,115,000		—	11/20/08	5.165%	3 month USD-LIBOR-BBA	(501,943)

	6,092,000		—	11/20/26	3 month USD-LIBOR-BBA	5.266%	544,467

	28,160,000	E	—	9/17/28	3 month USD-LIBOR-BBA	4.9675%	(59,981)

	34,400,000		—	9/22/38	3 month USD-LIBOR-BBA	4.48%	(1,155,528)

	18,360,000		—	9/23/38	4.70763%	3 month USD-LIBOR-BBA	(55,682)

	3,882,000		—	12/19/16	5.0595%	3 month USD-LIBOR-BBA	(235,693)

	2,932,000		—	1/31/17	3 month USD-LIBOR-BBA	5.415%	222,115

	17,583,000		—	3/8/17	3 month USD-LIBOR-BBA	5.28%	1,141,750

	7,069,000		—	9/28/16	3 month USD-LIBOR-BBA	5.1223%	353,628

	2,200,000		—	8/7/12	3 month USD-LIBOR-BBA	5.194%	107,867

	3,710,000		—	6/16/15	4.538%	3 month USD-LIBOR-BBA	(106,593)

	920,000		—	6/24/15	4.387%	3 month USD-LIBOR-BBA	(16,761)

	12,900,000		—	6/29/15	3 month USD-LIBOR-BBA	4.296%	141,641

	2,156,000		—	8/2/15	3 month USD-LIBOR-BBA	4.6570%	53,850

	70,200,000		—	8/13/12	3 month USD-LIBOR-BBA	5.2%	3,447,320

	13,962,000		—	8/29/17	5.2925%	3 month USD-LIBOR-BBA	(930,269)

	4,241,000		—	8/29/17	5.263%	3 month USD-LIBOR-BBA	(273,979)

	10,473,000		—	9/21/09	3 month USD-LIBOR-BBA	4.6125%	142,560

	2,895,200		—	9/21/17	5.15%	3 month USD-LIBOR-BBA	(157,026)

	5,149,000		—	9/27/17	5.2335%	3 month USD-LIBOR-BBA	(302,099)

	2,916,000		—	10/30/12	4.68375%	3 month USD-LIBOR-BBA	(122,770)

	3,150,000		—	11/7/17	3 month USD-LIBOR-BBA	5.05771%	196,907

	26,550,000		—	11/9/09	4.3975%	3 month USD-LIBOR-BBA	(688,587)

	27,283,000		—	11/9/17	5.0895%	3 month USD-LIBOR-BBA	(1,777,079)

	15,893,000		—	12/11/17	3 month USD-LIBOR-BBA	4.65%	466,051

	5,702,000		—	12/24/27	4.9675%	3 month USD-LIBOR-BBA	(276,279)

	14,800,000		—	8/4/16	3 month USD-LIBOR-BBA	5.5195%	1,205,641

	12,600,000		—	9/2/15	3 month USD-LIBOR-BBA	4.4505%	146,803

	5,700,000		—	10/21/15	4.916%	3 month USD-LIBOR-BBA	(304,245)

	25,274,000		—	1/18/18	4.27625%	3 month USD-LIBOR-BBA	271,968

	1,963,000		—	1/24/18	4.135%	3 month USD-LIBOR-BBA	43,292

	2,618,000		—	1/24/18	4.175%	3 month USD-LIBOR-BBA	49,557

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/08 cont.

		Upfront
		premium
Swap	Notional	received	Termination	Payments made by	Payments received by	Unrealized appreciation/
counterparty	amount	(paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
	$2,618,000	$ —	1/24/18	4.1625%	3 month USD-LIBOR-BBA	$ 52,105

	54,492,000	—	1/31/18	3 month USD-LIBOR-BBA	4.25%	(710,504)

	47,900,000	—	2/4/10	3 month USD-LIBOR-BBA	2.835%	(282,048)

	7,500,000	—	2/4/18	3 month USD-LIBOR-BBA	4.2625%	(92,460)

Merrill Lynch Capital Services, Inc.
	5,002,000	—	10/26/12	4.6165%	3 month USD-LIBOR-BBA	(196,096)

	25,957,000	—	7/22/10	3 month USD-LIBOR-BBA	3.5375%	108,668

Morgan Stanley Capital Services, Inc.
GBP	13,270,000	—	3/28/18	5.065%	6 month GBP-LIBOR-BBA	8,593

GBP	55,120,000	—	3/29/10	6 month GBP-LIBOR-BBA	5.21%	(266,862)

	$1,502,000	—	8/29/17	5.26021%	3 month USD-LIBOR-BBA	(96,729)

EUR	10,252,000	—	8/13/18	6 month EUR-EURIBOR-Reuters	4.761%	67,537

	$1,850,000	—	2/20/17	5.192%	3 month USD-LIBOR-BBA	(109,177)

Total						$(20,776,778)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/08
			Termi-			Unrealized
Swap	Notional		nation	Fixed payments received (paid)	Total return received by	appreciation/
counterparty	amount		date	by fund per annum	or paid by fund	(depreciation)

Goldman Sachs International	$846,000		9/15/11	678 bp (1 month USD-LIBOR-BBA)	Ford Credit Auto Owner Trust	$831
					Series 2005-B Class D
EUR	35,056,000		3/26/09	(2.27%)	Eurostat Eurozone HICP	358,418
					excluding tobacco
EUR	16,890,000		4/30/13	2.375%	French Consumer Price Index	(263,514)
					excluding tobacco
EUR	16,890,000		4/30/13	(2.41%)	Eurostat Eurozone HICP	303,231
					excluding tobacco
EUR	16,890,000		5/6/13	2.34%	French Consumer Price Index	(291,824)
					excluding tobacco
EUR	16,890,000		5/6/13	(2.385%)	Eurostat Eurozone HICP	329,877
					excluding tobacco
GBP	10,134,000		5/9/13	3.10%	GBP Non-revised Retail Price	(217,863)
					Index
	$17,945,749		8/28/09	(3 month USD-LIBOR-BBA minus 85 bp)	iShares MSCI Emerging Markets	(2,549,519)
					Index
	7,160,000	1F	12/2/08	20 bp plus change in spread of Banc of	The spread return of Banc of	(325,852)
				America Securities AAA 10 year Index	America Securities CMBS AAA
				multiplied by the modified duration factor	10 year Index

JPMorgan Chase Bank, N.A.	11,773,229		4/20/09	3 month USD-LIBOR-BBA plus 25 bp	A basket of common stocks	2,138,734
	11,703,291		4/20/09	3 month USD-LIBOR-BBA minus 40 bp	A basket of common stocks	(3,070,009)
	21,012,081		8/19/09	(3 month USD-LIBOR-BBA minus 125 bp)	iShares MSCI Emerging Markets	(3,108,192)
					Index

Total						$(6,695,682)

F Is valued at fair value following procedures approved by the Trustees.

1 Fund receives the net fixed and total return payment if positive and pays the net fixed and total return payment if negative.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/08						Fixed payments	Unrealized
	Upfront premium		Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Bank of America, N.A.
Abitibibowater, Inc., 6 1/2%, 6/15/13	$—		$30,000		12/20/08	550 bp	$12

BSKYB Finance UK PLC, 5 3/4%, 10/20/17	—		3,260,000		2/20/09	(50 bp)	(1,366)

DJ ABX NA CMBX BBB Index	1,399		2,035,000	F	10/12/52	(134 bp)	943,939

DJ CDX NA HY Series 9 Index	(17,634)		2,970,000		12/20/12	375 bp	(373,329)

Financial Security Assurance, Inc.	—		105,000		12/20/12	95 bp	(30,482)

Lehman Brothers Holdings, 6 5/8%, 1/18/12	—		485,000		9/20/13	269 bp	(409,499)

Marsh & McLennan Co., Inc., 5 3/8%, 7/15/14	—		565,000		3/20/12	(95 bp)	(7,072)

MetLife, Inc., 5%, 6/15/15	—		595,000		12/20/13	(384 bp)	(2,254)

Nalco Co. 7.75%,11/15/11	—		30,000		9/20/12	350 bp	(465)

Bear Stearns International, Ltd.
GATX Corp., 8.875%, 6/1/09	—		130,000		3/20/16	(100 bp)	6,604

Citibank, N.A.
Abitibibowater, Inc., 6 1/2%, 6/15/13	—		35,000		12/20/08	725 bp	169

Abitibibowater, Inc., 6 1/2%, 6/15/13	—		30,000		12/20/08	800 bp	202

Abitibibowater, Inc., 6 1/2%, 6/15/13	—		30,000		12/20/08	825 bp	221

Arrow Electronic, Inc., 6 7/8%, 6/1/18	—		155,000		3/20/13	(43 bp)	1,343

Conagra Foods, Inc., 7%, 10/1/28	—		946,000		9/20/10	(27 bp)	(395)

DJ ABX HE AAA Index	203,628		1,074,705		5/25/46	11 bp	47,660

DJ ABX NA HE AAA Index	125,299		1,158,948		7/25/45	18 bp	29,721

FirstEnergy Corp., 7 3/8%, 11/15/31	—		2,535,000		12/20/11	(85 bp)	(16,732)

Freescale Semiconductor, 8 7/8%, 12/15/14	—		80,000		9/20/12	495 bp	(11,975)

Lear Corp., term loan	—		305,000	F	6/20/13	(225 bp)	40,550

Lear Corp., term loan	—		305,000	F	6/20/13	700 bp	(5,925)

Marsh & McLennan Co., Inc., 5 3/8%, 7/15/14	—		345,000		9/20/14	(105 bp)	(7,284)

Motorola, Inc., 6.5%, 9/1/25	—		175,000		3/20/13	(79 bp)	12,091

Sara Lee Corp., 6 1/8%, 11/1/32	—		300,000		9/20/11	(43 bp)	133

Seat Pagine Gialle SPA, 8%, 4/30/14	—	EUR	1,000,000		3/20/13	815 bp	(201,421)

Yum! Brands, Inc., 8 7/8%, 4/15/11	—		$270,000		3/20/13	(65 bp)	4,801

Credit Suisse International
DJ ABX HE AAA Index	346,801		1,782,174		5/25/46	11 bp	101,785

DJ ABX NA HE AAA Index	600,510		1,082,000		1/25/38	76 bp	70,330

DJ CDX NA HY Series 10	66,150		630,000		6/20/13	500 bp	4,895

DJ CDX NA HY Series 10	456,875		4,300,000		6/20/13	500 bp	38,786

DJ CDX NA IG Series 10	1,877,680		90,940,000		6/20/13	155 bp	1,365,461

DJ CDX NA IG Series 10	(31,726)		8,600,000		6/20/13	(155 bp)	18,565

DJ CMB NA CMBX AA Index	(192,180)		481,000	F	2/17/51	(165 bp)	(58,837)

DJ CMB NA CMBX AA Index	(68,402)		306,000		10/12/52	(25 bp)	(11,537)

DJ CMB NA CMBX AAA Index	2,399,643		14,417,000		12/13/49	8 bp	943,528

DJ CMB NA CMBX AAA Index	3,479,655		22,212,000		2/17/51	35 bp	1,508,579

DJ CMB NA CMBX AAA Index	(244,182)		3,250,000		2/17/51	(35 bp)	44,226

DJ CMB NA CMBX AAA Index	65,307		505,000		2/17/51	35 bp	20,493

DJ CMB NA CMBX AAA Index	66,901		505,000		2/17/51	35 bp	22,087

DJ CMB NA CMBX AAA Index	56,262		505,000		2/17/51	35 bp	11,448

DJ CMB NA CMBX AAA Index	17,009		126,000		2/17/51	35 bp	5,828

DJ CMB NA CMBX AAA Index	70,904		622,000		2/17/51	35 bp	15,707

DJ CMB NA CMBX AAA Index	(104,846)		1,335,000		2/17/51	(35 bp)	10,738

DJ CMB NA CMBX AAA Index	(49,747)		667,000		2/17/51	(35 bp)	9,443

DJ CMB NA CMBX AJ Index	(460,732)		1,433,000		2/17/51	(96 bp)	(105,072)

Dynegy Holdings, Inc., 6 7/8%, 4/1/11	—		50,000		6/20/17	297 bp	(10,052)

KB Home, 5 3/4%, 2/1/14	—		1,380,000		9/20/11	(425 bp)	(624)

Liberty Mutual Insurance, 7 7/8%, 10/15/26	—		70,000		12/20/13	(210 bp)	(155)

Sprint Capital Corp., 8 3/8%, 3/15/12	—		790,000		6/20/12	(59 bp)	80,629

Deutsche Bank AG
DJ ABX NA CMBX AAA Index	54,261		900,000		2/17/51	35 bp	(26,753)

DJ ABX NA HE A Index	984,620		1,082,000		1/25/38	369 bp	589

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/08 cont.						Fixed payments	Unrealized
	Upfront premium		Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

Deutsche Bank AG cont.
DJ ABX NA HE AAA Index	$117,431		$1,117,211		7/25/45	18 bp	$25,295

DJ CDX NA IG Series 10	927,173		40,900,000		6/20/13	155 bp	696,804

DJ CDX NA IG Series 10	2,281,382		97,180,000		6/20/13	155 bp	1,734,016

DJ CDX NA IG Series 10	(3,249,056)		138,400,000		6/20/13	(155 bp)	(2,469,518)

DJ CDX NA IG Series 9 Index 30-100% tranche	—		7,290,000	F	12/20/12	(27.2 bp)	54,413

DJ CDX NA IG Series 9 Index 30-100% tranche	—		14,310,000	F	12/20/12	(65 bp)	(111,253)

DJ iTraxx Europe Series 8 Version 1	(115,108)	EUR	1,200,000		12/20/12	(375 bp)	7,391

DJ iTraxx Europe Series 9 Version 1	251,044	EUR	3,675,000		6/20/13	(650 bp)	138,093

France Telecom, 7.25%, 1/28/13	—		$390,000		6/20/16	70 bp	(8,999)

Grohe Holding GmBh, 8 5/8%, 10/1/14	—	EUR	245,000		6/20/09	400 bp	(1,629)

Grohe Holding GmBh, 8 5/8%, 10/1/14	—	EUR	895,000		6/20/09	400 bp	(5,951)

iStar Financial, Inc., 6%, 12/15/10	32,738		$485,000		3/20/09	500 bp	(18,542)

Korea Monetary STAB Bond, 5%, 2/14/09	—		3,770,000		2/23/09	105 bp	6,145

Korea Monetary STAB Bond, 5.15%, 2/12/10	—		3,770,000 F		2/19/10	115 bp	13,688

Malaysian Government, 6.844%, 10/1/09	—		4,650,000		10/1/09	90 bp	(4,301)

MetLife, Inc., 5%, 6/15/15	—		590,000		12/20/13	(405 bp)	3,530

Nalco Co. 7.75%, 11/15/11	—		25,000		12/20/12	363 bp	(40)

Pacific Gas & Electric, 4.8%, 3/1/14	—		665,000		12/20/13	112 bp	(12,548)

Republic of China, zero coupon, 12/5/08	—		6,283,000 F		12/12/08	115 bp	40,546

Smurfit Kappa Funding, 10 1/8%, 10/1/12	—	EUR	490,000		6/20/09	135 bp	(6,955)

Smurfit Kappa Funding, 7 3/4%, 4/1/15	—	EUR	440,000		9/20/13	715 bp	(21,464)

Sungard Data Systems Inc., 9 1/8%, 8/15/13	—		$30,000		12/20/13	585 bp	(1,020)

Universal Corp., 5.2%, 10/15/13	—		710,000		3/20/15	(95 bp)	870

Virgin Media Finance PLC, 8 3/4%, 4/15/14	—	EUR	690,000		9/20/13	477 bp	(65,467)

Virgin Media Finance PLC, 8 3/4%, 4/15/14	—	EUR	690,000		9/20/13	535 bp	(45,132)

Goldman Sachs International
Any one of the underlying securities in the basket of BB CMBS securities —			$1,678,000		a	2.461%	(278,435)

Cargill, Inc., 7 3/8%, 10/1/25	—		135,000		3/20/13	(93 bp)	513

CVS Caremark Corp., 4 7/8%, 9/15/14	—		435,000		9/20/13	(59 bp)	(882)

CVS Caremark Corp., 4 7/8%, 9/15/14	—		540,000		9/20/11	(50 bp)	(1,461)

DJ ABX HE A Index	362,526		541,000		1/25/38	369 bp	(130,804)

DJ ABX HE AAA Index	127,147		541,000		1/25/38	76 bp	(140,591)

DJ CDX NA CMBX AAA Index	17,922		490,000		3/15/49	7 bp	(19,001)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		12,330,000 F		12/20/10	429 bp	291,081

DJ CDX NA HY Series 9 Index 25-35% tranche	—		1,062,000 F		12/20/10	108.65 bp	(49,816)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		7,290,000 F		12/20/10	249 bp	(116,738)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		2,580,000 F		12/20/10	305 bp	(9,514)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		25,050,000 F		12/20/10	435 bp	624,459

DJ CDX NA IG Series 10	(74,631)		20,919,840		6/20/13	155 bp	(182,839)

DJ CDX NA IG Series 10 Index	38,409		2,001,000		6/20/18	(150 bp)	42,541

DJ CDX NA IG Series 10 Index	(296,236)		23,055,000		6/20/13	155 bp	(426,094)

DJ CDX NA IG Series 10 Index	549,981		23,927,000		6/20/18	(150 bp)	599,390

DJ CDX NA IG Series 10 Index	(564,294)		28,690,000		6/20/13	155 bp	(725,890)

DJ CDX NA IG Series 10 Index 30-100% tranche	—		46,920,000 F		6/20/13	(44.25 bp)	51,723

DJ CDX NA IG Series 8 Index	272,441		19,455,000		6/20/18	(150 bp)	312,615

Lehman Brothers Holdings, 6 5/8%, 1/18/12	—		485,000		9/20/17	(67.8 bp)	409,743

Lighthouse International Co., SA, 8%, 4/30/14	—	EUR	680,000		3/20/13	680 bp	(171,619)

Macy’s Retail Holdings, Inc., 7.45%, 7/15/17	—		$3,965,000		6/20/11	(254.9 bp)	(65,388)

Merrill Lynch & Co., 5%, 1/15/15	—		485,000		9/20/17	(59.8 bp)	81,350

Smurfit Kappa Funding, 7 3/4%, 4/1/15	—	EUR	405,000		9/20/13	720 bp	(20,098)

Southern California Edison Co., 7 5/8%, 1/15/10	—		$615,000		12/20/13	118.1 bp	(12,741)

Wind Acquisition 9 3/4%, 12/1/15	—	EUR	680,000		3/20/13	597 bp	8,738

JPMorgan Chase Bank, N.A.
Codere Finance (Luxembourg) SA, 8.25%, 6/15/15	—	EUR	680,000		3/20/13	795 bp	(3,578)

Computer Science Corp., 5%, 2/15/13	—		$2,625,000		3/20/18	(82 bp)	(30,631)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/08 cont.						Fixed payments	Unrealized
	Upfront premium		Notional		Termination	received (paid) by	appreciation/
Swap counterparty / Referenced debt*	received (paid)**		amount		date	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
DJ ABX HE AAA Index	$224,370		$1,153,013		5/25/46	11 bp	$65,852

DJ CDX NA HY Series 10	1,355,006		14,170,000		6/20/13	500 bp	(30,615)

DJ CDX NA HY Series 10	628,794		7,085,000		6/20/13	500 bp	(64,017)

DJ CDX NA HY Series 10	660,256		7,090,000		6/20/13	500 bp	(34,028)

DJ CDX NA HY Series 10	1,386,003		14,170,000	F	6/20/13	500 bp	(11,316)

DJ CDX NA HY Series 9 Index 25-35% tranche	—		14,310,000	F	12/20/10	388.75 bp	211,042

DJ CDX NA HY Series 9 Index 25-35% tranche	—		1,089,000	F	12/20/10	105.5 bp	(51,838)

DJ CDX NA IG Series 9 Index, 30-100% tranche	—		840,000	F	12/20/12	(13.55 bp)	10,892

DJ CMB NA CMBX AAA Index	244,396		2,048,000		2/17/51	35 bp	60,865

DJ CMB NA CMBX AAA Index	795,810		6,358,000	F	12/13/49	8 bp	133,627

DJ CMB NA CMBX AAA Index	221,344		2,027,000		2/17/51	35 bp	39,694

DJ CMB NA CMBX AAA Index	(52,880)		679,000	F	2/17/51	(35 bp)	8,395

DJ iTraxx Europe Crossover Series 8 Version 1	(363,442)	EUR	2,720,000		12/20/12	(375 bp)	(85,777)

General Growth Properties, conv. bond 3.98%, 4/15/27	—		$770,000	F	6/20/12	750 bp	(116,825)

General Growth Properties, conv. bond 3.98%, 4/15/27	—		1,425,000	F	9/20/13	728 bp	(317,447)

General Growth Properties, conv. bond 3.98%, 4/15/27	—		140,000	F	6/20/12	750 bp	(21,241)

General Growth Properties, conv. bond 3.98%, 4/15/27	—		120,000	F	9/20/13	775 bp	(25,266)

Glencore Funding, LLC, 6%, 4/15/14	—		2,860,000		6/20/14	(148 bp)	64,862

iStar Financial, Inc., 6%, 12/15/10	33,250		475,000		3/20/09	500 bp	(16,972)

Smurfit-Stone Container Enterprises, 7 1/2%, 6/1/13	—		35,000		3/20/13	685 bp	(1,705)

Merrill Lynch Capital Services, Inc.
Pacific Gas & Electric, 4.8%, 3/1/14	—		710,000		12/20/13	113 bp	(13,067)

Merrill Lynch International
Dynegy Holdings, Inc., 6 7/8%, 4/1/11	—		50,000		6/20/17	295 bp	(10,102)

KinderMorgan, 6 1/2%, 9/1/12	—		126,000		9/20/12	(128 bp)	1,305

Morgan Stanley Capital Services, Inc.
Bundesrepublic of Deutschland, 6%, 6/20/16	—		2,571,000		6/20/18	8 bp	(20,594)

Cargill, Inc., 7 3/8%, 10/1/25	—		860,000		3/20/13	(90 bp)	4,313

DJ ABX NA CMBX AAA Index	451,058		6,337,000		3/15/49	7 bp	(33,686)

DJ CDX NA IG Series 10	(647,641)		199,161,600		6/20/13	155 bp	(1,677,804)

DJ CDX NA IG Series 10	197,987		157,500,000		6/20/13	(155 bp)	1,085,106

DJ CDX NA IG Series 10 Index	188,480		9,674,500		6/20/18	(150 bp)	208,457

DJ CDX NA IG Series 10 Index	616,701		37,660,000		6/20/18	(150 bp)	694,469

DJ CDX NA IG Series 10 Index 30-100% tranche	—		12,088,000	F	6/20/13	(52 bp)	(28,225)

DJ CDX NA IG Series 10 Index 30-100% tranche	—		6,235,000	F	6/20/13	(38.6 bp)	22,499

DJ CMB NA CMBX AA Index	(87,155)		382,000		10/12/52	(25 bp)	(15,266)

DJ CMB NA CMBX AAA Index	(1,442,615)		16,000,000		2/17/51	(35 bp)	(2,342)

DJ CMB NA CMBX AAA Index	638,119		5,319,500		12/13/49	8 bp	93,361

DJ CMB NA CMBX AAA Index	22,355		206,000		2/17/51	35 bp	3,979

DJ CMB NA CMBX AAA Index	338,736		2,770,000		2/17/51	35 bp	89,389

DJ CMB NA CMBX AAA Index	1,043,901		7,842,000		12/13/49	8 bp	240,820

Dynegy Holdings, Inc., 6 7/8%, 4/1/11	—		50,000		6/20/12	225 bp	(5,576)

Nalco Co. 7.75%, 11/15/11	—		30,000		9/20/12	330 bp	(576)

Nalco Co. 7.75%, 11/15/11	—		45,000		3/20/13	460 bp	853

Republic of Austria, 5 1/4%, 1/4/11	—		2,571,000		6/20/18	(17 bp)	9,569

Universal Corp., 5.2%, 10/15/13	—		2,130,000		3/20/13	(89 bp)	(1,219)

UBS AG
Meritage Homes Corp., 7%, 5/1/14	—		90,000	F	9/20/13	(760 bp)	(2,830)

Total							$4,524,354

*Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

a Terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference entity are liquidated.

F Is valued at fair value following procedures approved by the Trustees.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/08

Putnam Asset Allocation: Growth Portfolio

ASSETS

Investment in securities, at value, including
$112,206,829 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,594,834,923)	$2,428,895,264

Cash	50,769,161

Foreign currency (cost $93,486) (Note 1)	59,737

Dividends, interest and other receivables	10,303,833

Receivable for shares of the fund sold	21,030,303

Receivable for securities sold	9,553,770

Receivable for sales of delayed delivery securities (Note 1)	128,106,013

Receivable for variation margin (Note 1)	25,496,432

Receivable for receivable purchase agreement (Note 2)	401,991

Receivable for open forward currency contracts (Note 1)	13,080,841

Receivable for closed forward currency contracts (Note 1)	11,620,045

Receivable for open swap contracts (Note 1)	5,278,004

Receivable for closed swap contracts (Note 1)	11,866,578

Premium paid on swap contracts (Note 1)	11,947,568

Unrealized appreciation on swap contracts (Note 1)	38,275,988

Total assets	2,766,685,528

LIABILITIES

Payable for securities purchased	18,071,621

Payable for purchases of delayed delivery securities
(Notes 1, 6 and 7)	337,186,987

Payable for shares of the fund repurchased	32,491,836

Payable for compensation of Manager (Notes 2 and 5)	3,233,595

Payable for investor servicing fees (Note 2)	489,009

Payable for custodian fees (Note 2)	146,755

Payable for Trustee compensation and expenses (Note 2)	197,726

Payable for administrative services (Note 2)	3,572

Payable for distribution fees (Note 2)	1,375,208

Payable for open forward currency contracts (Note 1)	15,865,601

Payable for closed forward currency contracts (Note 1)	17,442,210

Payable for open swap contracts (Note 1)	30,227

Payable for closed swap contracts (Note 1)	13,528,225

Premium received on swap contracts (Note 1)	23,236,027

Unrealized depreciation on swap contracts (Note 1)	63,282,838

Written options outstanding, at value
(premiums received $9,729,492) (Notes 1 and 3)	9,584,427

TBA sale commitments, at value (proceeds receivable
$127,857,930) (Note 1)	126,683,435

Collateral on securities loaned, at value (Note 1)	116,166,440

Other accrued expenses	695,438

Total liabilities	779,711,177

Net assets	$1,986,974,351

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,305,390,698

Undistributed net investment income (Note 1)	34,327,989

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(146,911,003)

Net unrealized depreciation of investments and
assets and liabilities in foreign currencies	(205,833,333)

Total - Representing net assets applicable to
capital shares outstanding	$1,986,974,351

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,338,007,906 divided by 118,405,507 shares)	$11.30

Offering price per class A share (100/94.25 of $11.30)*	$11.99

Net asset value and offering price per class B share
($269,312,018 divided by 24,367,243 shares)**	$11.05

Net asset value and offering price per class C share
($167,237,443 divided by 15,383,493 shares)**	$10.87

Net asset value and redemption price per class M share
($37,312,829 divided by 3,365,203 shares)	$11.09

Offering price per class M share (100/96.50 of $11.09)*	$11.49

Net asset value, offering price and redemption price per class R share
($8,950,486 divided by 801,686 shares)	$11.16

Net asset value, offering price and redemption price per class Y share
($166,153,669 divided by 14,555,608 shares)	$11.42

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/08

INVESTMENT INCOME

Dividends (net of foreign tax of $2,323,854)	$41,849,997

Interest (net of foreign tax of $2,517)
(including interest income of $7,518,950
from investments in affiliated issuers) (Note 5)	35,892,407

Securities lending	1,510,484

Total investment income	79,252,888

EXPENSES

Compensation of Manager (Note 2)	14,179,310

Investor servicing fees (Note 2)	6,335,059

Custodian fees (Note 2)	356,702

Trustee compensation and expenses (Note 2)	88,348

Administrative services (Note 2)	53,087

Distribution fees — Class A (Note 2)	4,143,263

Distribution fees —Class B (Note 2)	3,637,658

Distribution fees — Class C (Note 2)	2,180,533

Distribution fees — Class M (Note 2)	360,723

Distribution fees — Class R (Note 2)	44,069

Other	1,577,644

Non-recurring costs (Notes 2 and 8)	4,511

Costs assumed by Manager (Notes 2 and 8)	(4,511)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(609,468)

Total expenses	32,346,928

Expense reduction (Note 2)	(391,701)

Net expenses	31,955,227

Net investment income	47,297,661

Net realized loss on investments (Notes 1 and 3)	(36,865,884)

Net realized gain on swap contracts (Note 1)	38,464,136

Net realized loss on futures contracts (Note 1)	(90,701,078)

Net realized loss on foreign currency transactions (Note 1)	(7,386,262)

Net realized loss on written options (Notes 1 and 3)	(138,597)

Net increase from payments by affiliates (Note 2)	188,350

Net unrealized depreciation of assets and liabilities in
foreign currencies during the year	(1,276,305)

Net unrealized depreciation of investments, futures
contracts, swap contracts, written options, and
TBA sale commitments during the year	(598,106,934)

Net loss on investments	(695,822,574)

Net decrease in net assets resulting from operations	$(648,524,913)

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended
	9/30/08	9/30/07

Operations:

Net investment income	$47,297,661	$31,492,097

Net realized gain (loss) on investments and
foreign currency transactions	(96,439,335)	54,627,845

Net unrealized appreciation (depreciation) of
investments and assets and liabilities in
foreign currencies	(599,383,239)	203,978,506

Net increase (decrease) in net assets
resulting from operations	(648,524,913)	290,098,448

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(18,700,195)	(7,447,050)

Class B	(1,148,841)	—

Class C	(1,019,907)	(38,086)

Class M	(338,008)	(47,209)

Class R	(59,202)	(29,365)

Class Y	(2,826,546)	(1,310,547)

Net realized short-term gain on investments

Class A	(568,207)	—

Class B	(136,246)	—

Class C	(80,609)	—

Class M	(17,610)	—

Class R	(2,528)	—

Class Y	(70,514)	—

From net realized long-term gain on investments

Class A	(16,342,938)	—

Class B	(3,918,753)	—

Class C	(2,318,510)	—

Class M	(506,505)	—

Class R	(72,724)	—

Class Y	(2,028,143)	—

Redemption fees (Note 1)	13,098	11,760

Increase (decrease) from capital share
transactions (Note 4)	(27,312,028)	563,286,369

Total increase (decrease) in net assets	(725,979,829)	844,524,320

NET ASSETS

Beginning of year	2,712,954,180	1,868,429,860

End of year (including undistributed net
investment income of $34,327,989 and
distributions in excess of net investment
income of $13,553,048, respectively)	$1,986,974,351	$2,712,954,180

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio of net
	Net asset value,		Net realized and	Total from		From net				Total return	Net assets,	Ratio of expenses	investment income
	beginning	Net investment	unrealized gain (loss)	investment	From net	realized gain on	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	of period	income (loss)[a,d]	on investments	operations	investment income	investments	distributions	fees[e]	end of period	value (%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%)[d]	turnover (%)[h]

Class A
September 30, 2008	$15.14	.28	(3.82)	(3.54)	(.16)	(.14)	(.30)	—	$11.30	(23.82)	$1,338,008	1.13	2.08	112.72
September 30, 2007	13.32	.22	1.68	1.90	(.08)	—	(.08)	—	15.14	14.31	1,763,893	1.14	1.52	80.70
September 30, 2006	11.97	.19 [g]	1.26	1.45	(.10)	—	(.10)	—	13.32	12.19 [g]	1,152,980	1.14 [g]	1.51 [g]	85.02
September 30, 2005	10.26	.15 [f]	1.69	1.84	(.13)	—	(.13)	—	11.97	18.02	775,947	1.25	1.34 [f]	111.90
September 30, 2004	9.22	.11	1.13	1.24	(.20)	—	(.20)	—	10.26	13.51	547,168	1.32	1.12	120.17

Class B
September 30, 2008	$14.80	.17	(3.74)	(3.57)	(.04)	(.14)	(.18)	—	$11.05	(24.38)	$269,312	1.88	1.30	112.72
September 30, 2007	13.05	.11	1.64	1.75	—	—	—	—	14.80	13.41	432,178	1.89	.76	80.70
September 30, 2006	11.73	.09 [g]	1.24	1.33	(.01)	—	(.01)	—	13.05	11.37 [g]	363,651	1.89 [g]	.75 [g]	85.02
September 30, 2005	10.06	.06 [f]	1.67	1.73	(.06)	—	(.06)	—	11.73	17.22	315,199	2.00	.59 [f]	111.90
September 30, 2004	9.06	.04	1.09	1.13	(.13)	—	(.13)	—	10.06	12.55	261,591	2.07	.37	120.17

Class C
September 30, 2008	$14.58	.17	(3.68)	(3.51)	(.06)	(.14)	(.20)	—	$10.87	(24.37)	$167,237	1.88	1.31	112.72
September 30, 2007	12.86	.11	1.61	1.72	— [e]	—	— [e]	—	14.58	13.40	241,464	1.89	.77	80.70
September 30, 2006	11.57	.09 [g]	1.22	1.31	(.02)	—	(.02)	—	12.86	11.38 [g]	150,255	1.89 [g]	.76 [g]	85.02
September 30, 2005	9.92	.06 [f]	1.64	1.70	(.05)	—	(.05)	—	11.57	17.21	96,350	2.00	.59 [f]	111.90
September 30, 2004	8.93	.04	1.08	1.12	(.13)	—	(.13)	—	9.92	12.57	73,936	2.07	.37	120.17

Class M
September 30, 2008	$14.86	.21	(3.75)	(3.54)	(.09)	(.14)	(.23)	—	$11.09	(24.15)	$37,313	1.63	1.57	112.72
September 30, 2007	13.09	.14	1.65	1.79	(.02)	—	(.02)	—	14.86	13.65	50,657	1.64	1.00	80.70
September 30, 2006	11.77	.12 [g]	1.24	1.36	(.04)	—	(.04)	—	13.09	11.60 [g]	40,409	1.64 [g]	1.00 [g]	85.02
September 30, 2005	10.09	.09 [f]	1.67	1.76	(.08)	—	(.08)	—	11.77	17.48	34,029	1.75	.84 [f]	111.90
September 30, 2004	9.07	.06	1.11	1.17	(.15)	—	(.15)	—	10.09	12.97	29,373	1.82	.62	120.17

Class R
September 30, 2008	$14.96	.25	(3.80)	(3.55)	(.11)	(.14)	(.25)	—	$11.16	(24.08)	$8,950	1.38	1.88	112.72
September 30, 2007	13.18	.18	1.66	1.84	(.06)	—	(.06)	—	14.96	14.00	7,447	1.39	1.28	80.70
September 30, 2006	11.87	.17 [g]	1.23	1.40	(.09)	—	(.09)	—	13.18	11.85 [g]	6,258	1.39 [g]	1.31 [g]	85.02
September 30, 2005	10.21	.12 [f]	1.68	1.80	(.14)	—	(.14)	—	11.87	17.80	1,285	1.50	1.10 [f]	111.90
September 30, 2004	9.21	.09	1.11	1.20	(.20)	—	(.20)	—	10.21	13.15	32	1.57	.87	120.17

Class Y
September 30, 2008	$15.28	.32	(3.85)	(3.53)	(.19)	(.14)	(.33)	—	$11.42	(23.55)	$166,154.88		2.30	112.72
September 30, 2007	13.44	.26	1.69	1.95	(.11)	—	(.11)	—	15.28	14.55	217,314.89		1.75	80.70
September 30, 2006	12.08	.22 [g]	1.27	1.49	(.13)	—	(.13)	—	13.44	12.40 [g]	154,877	.89 [g]	1.73 [g]	85.02
September 30, 2005	10.35	.18 [f]	1.70	1.88	(.15)	—	(.15)	—	12.08	18.35	301,901	1.00	1.58 [f]	111.90
September 30, 2004	9.30	.14	1.13	1.27	(.22)	—	(.22)	—	10.35	13.79	432,322	1.07	1.37	120.17

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets

September 30, 2008	0.02%

September 30, 2007	0.01

September 30, 2006	0.01

September 30, 2005	0.02

September 30, 2004	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
		average
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.07% of average net assets for the period ended September 30, 2006.

h Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

128	129

Statement of assets and liabilities 9/30/08

Putnam Asset Allocation: Balanced Portfolio

ASSETS

Investment in securities, at value, including $81,382,900 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $2,786,880,978)	$2,638,256,923

Cash	16,505,969

Dividends, interest and other receivables	10,874,259

Receivable for shares of the fund sold	58,041,966

Receivable for securities sold	19,021,692

Receivable for sales of delayed delivery securities (Note 1)	267,919,577

Receivable for variation margin (Note 1)	7,610,967

Receivable for open forward currency contracts (Note 1)	11,607,652

Receivable for closed forward currency contracts (Note 1)	10,027,470

Receivable for open swap contracts (Note 1)	7,163,757

Receivable for closed swap contracts (Note 1)	11,446,215

Premium paid on swap contracts (Note 1)	11,552,284

Unrealized appreciation on swap contracts (Note 1)	66,490,237

Total assets	3,136,518,968

LIABILITIES

Payable to custodian (Note 1)	265,298

Payable for securities purchased	11,942,130

Payable for purchases of delayed delivery securities
(Notes 1, 6 and 7)	760,256,331

Payable for shares of the fund repurchased	65,460,821

Payable for compensation of Manager (Notes 2 and 5)	2,846,908

Payable for investor servicing fees (Note 2)	316,836

Payable for custodian fees (Note 2)	86,645

Payable for Trustee compensation and expenses (Note 2)	214,735

Payable for administrative services (Note 2)	3,224

Payable for distribution fees (Note 2)	1,138,004

Payable for open forward currency contracts (Note 1)	13,069,122

Payable for closed forward currency contracts (Note 1)	15,196,956

Payable for open swap contracts (Note 1)	307,229

Payable for closed swap contracts (Note 1)	51,318,397

Premium received on swap contracts (Note 1)	28,123,747

Payable for receivable purchase agreement (Note 2)	742,639

Unrealized depreciation on swap contracts (Note 1)	98,895,189

Written options outstanding, at value
(premiums received $18,967,912) (Notes 1 and 3)	18,657,010

TBA sale commitments, at value (proceeds receivable
$267,394,883) (Note 1)	265,107,972

Collateral on securities loaned, at value (Note 1)	84,276,349

Other accrued expenses	477,490

Total liabilities	1,418,703,032

Net assets	$1,717,815,936

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,012,415,237

Undistributed net investment income (Note 1)	34,656,354

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(151,610,781)

Net unrealized depreciation of investments and
assets and liabilities in foreign currencies	(177,644,874)

Total - Representing net assets applicable
to capital shares outstanding	$1,717,815,936

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,142,882,028 divided by 114,129,833 shares)	$10.01

Offering price per class A share (100/94.25 of $10.01)*	$10.62

Net asset value and offering price per class B share
($191,535,935 divided by 19,231,786 shares)**	$9.96

Net asset value and offering price per class C share
($118,178,535 divided by 12,003,503 shares)**	$9.85

Net asset value and redemption price per class M share
($27,474,617 divided by 2,747,118 shares)	$10.00

Offering price per class M share (100/96.50 of $10.00)*	$10.36

Net asset value, offering price and redemption price per class R share
($6,667,045 divided by 668,821 shares)	$9.97

Net asset value, offering price and redemption price per class Y share
($231,077,776 divided by 23,039,486 shares)	$10.03

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/08

INVESTMENT INCOME

Interest (net of foreign tax of $401) (including interest income of
$4,636,868 from investments in affiliated issuers) (Note 5)	$56,157,263

Dividends (net of foreign tax of $1,536,434)	31,264,309

Securities lending	1,184,532

Total investment income	88,606,104

EXPENSES

Compensation of Manager (Note 2)	12,439,560

Investor servicing fees (Note 2)	4,191,909

Custodian fees (Note 2)	226,138

Trustee compensation and expenses (Note 2)	78,923

Administrative services (Note 2)	51,220

Distribution fees — Class A (Note 2)	3,663,631

Distribution fees —Class B (Note 2)	2,590,771

Distribution fees — Class C (Note 2)	1,485,446

Distribution fees — Class M (Note 2)	262,116

Distribution fees — Class R (Note 2)	28,171

Other	1,045,304

Non-recurring costs (Notes 2 and 8)	3,973

Costs assumed by Manager (Notes 2 and 8)	(3,973)

Fees waived and reimbursed by Manager (Note 5)	(100,572)

Total expenses	25,962,617

Expense reduction (Note 2)	(294,433)

Net expenses	25,668,184

Net investment income	62,937,920

Net realized loss on investments (Notes 1 and 3)	(7,660,021)

Net realized gain on swap contracts (Note 1)	16,054,740

Net realized loss on futures contracts (Note 1)	(36,896,051)

Net realized gain on foreign currency transactions (Note 1)	758,456

Net realized gain on written options (Notes 1 and 3)	2,583,550

Net increase from payments by affiliates (Note 2)	283,014

Net unrealized depreciation of assets and liabilities in
foreign currencies during the year	(663,615)

Net unrealized depreciation of investments, futures
contracts, swap contracts, written options, and
TBA sale commitments during the year	(477,057,700)

Net loss on investments	(502,597,627)

Net decrease in net assets resulting from operations	$(439,659,707)

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS
	Year ended	Year ended

	9/30/08	9/30/07

Operations:

Net investment income	$62,937,920	$45,759,692

Net realized gain (loss) on investments and
foreign currency transactions	(24,876,312)	15,263,040

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	(477,721,315)	129,369,315

Net increase (decrease) in net assets
resulting from operations	(439,659,707)	190,392,047

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(34,561,972)	(27,387,020)

Class B	(3,955,392)	(3,358,713)

Class C	(2,429,042)	(1,630,697)

Class M	(648,860)	(477,984)

Class R	(137,434)	(132,749)

Class Y	(5,978,504)	(4,068,344)

Redemption fees (Note 1)	10,441	6,913

Increase (decrease) from capital share
transactions (Note 4)	(170,207,146)	228,829,194

Total increase (decrease) in net assets	(657,567,616)	382,172,647

NET ASSETS

Beginning of year	2,375,383,552	1,993,210,905

End of year (including undistributed net
investment income of $34,656,354 and
distributions in excess of net investment
income of $24,015,279, respectively)	$1,717,815,936	$2,375,383,552

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and	Total from					Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss)[a,d]	on investments	operations	investment income	distributions	fees[e]	end of period	value (%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%)[d]	turnover (%)[h]

Class A
September 30, 2008	$12.74	.36	(2.81)	(2.45)	(.28)	(.28)	—	$10.01	(19.45)	$1,142,882	1.09	3.07	123.63
September 30, 2007	11.86	.27	.83	1.10	(.22)	(.22)	—	12.74	9.36	1,619,706	1.06	2.19	106.89
September 30, 2006	11.04	.23 [g]	.82	1.05	(.23)	(.23)	—	11.86	9.64 [g]	1,329,409	1.00 [g]	2.04 [g]	90.03
September 30, 2005	9.94	.18 [f]	1.05	1.23	(.13)	(.13)	—	11.04	12.40	1,077,903	1.12	1.72 [f]	144.41
September 30, 2004	9.26	.13	.79	.92	(.24)	(.24)	—	9.94	10.05	911,128	1.21	1.36	159.30

Class B
September 30, 2008	$12.66	.27	(2.78)	(2.51)	(.19)	(.19)	—	$9.96	(19.99)	$191,536	1.84	2.30	123.63
September 30, 2007	11.78	.18	.83	1.01	(.13)	(.13)	—	12.66	8.58	311,754	1.81	1.43	106.89
September 30, 2006	10.96	.14 [g]	.83	.97	(.15)	(.15)	—	11.78	8.88 [g]	324,825	1.75 [g]	1.28 [g]	90.03
September 30, 2005	9.87	.10 [f]	1.04	1.14	(.05)	(.05)	—	10.96	11.54	340,442	1.87	.97 [f]	144.41
September 30, 2004	9.20	.06	.78	.84	(.17)	(.17)	—	9.87	9.20	327,229	1.96	.61	159.30

Class C
September 30, 2008	$12.53	.27	(2.76)	(2.49)	(.19)	(.19)	—	$9.85	(20.01)	$118,179	1.84	2.32	123.63
September 30, 2007	11.66	.18	.82	1.00	(.13)	(.13)	—	12.53	8.64	162,251	1.81	1.43	106.89
September 30, 2006	10.87	.14 [g]	.80	.94	(.15)	(.15)	—	11.66	8.72 [g]	128,541	1.75 [g]	1.29 [g]	90.03
September 30, 2005	9.79	.10 [f]	1.03	1.13	(.05)	(.05)	—	10.87	11.58	101,610	1.87	.97 [f]	144.41
September 30, 2004	9.13	.06	.77	.83	(.17)	(.17)	—	9.79	9.15	83,403	1.96	.61	159.30

Class M
September 30, 2008	$12.72	.30	(2.80)	(2.50)	(.22)	(.22)	—	$10.00	(19.82)	$27,475	1.59	2.58	123.63
September 30, 2007	11.84	.21	.83	1.04	(.16)	(.16)	—	12.72	8.83	38,124	1.56	1.68	106.89
September 30, 2006	11.02	.17 [g]	.82	.99	(.17)	(.17)	—	11.84	9.11 [g]	34,730	1.50 [g]	1.54 [g]	90.03
September 30, 2005	9.92	.13 [f]	1.05	1.18	(.08)	(.08)	—	11.02	11.87	32,605	1.62	1.22 [f]	144.41
September 30, 2004	9.24	.08	.79	.87	(.19)	(.19)	—	9.92	9.49	31,184	1.71	.86	159.30

Class R
September 30, 2008	$12.69	.33	(2.79)	(2.46)	(.26)	(.26)	—	$9.97	(19.62)	$6,667	1.34	2.83	123.63
September 30, 2007	11.79	.24	.83	1.07	(.17)	(.17)	—	12.69	9.13	5,151	1.31	1.95	106.89
September 30, 2006	10.99	.22 [g]	.79	1.01	(.21)	(.21)	—	11.79	9.25 [g]	9,385	1.25 [g]	1.87 [g]	90.03
September 30, 2005	9.91	.16 [f]	1.03	1.19	(.11)	(.11)	—	10.99	12.06	1,210	1.37	1.49 [f]	144.41
September 30, 2004	9.25	.12	.77	.89	(.23)	(.23)	—	9.91	9.73	44	1.46	1.11	159.30

Class Y
September 30, 2008	$12.76	.39	(2.81)	(2.42)	(.31)	(.31)	—	$10.03	(19.20)	$231,078.84		3.33	123.63
September 30, 2007	11.88	.30	.84	1.14	(.26)	(.26)	—	12.76	9.61	238,397.81		2.43	106.89
September 30, 2006	11.06	.26 [g]	.82	1.08	(.26)	(.26)	—	11.88	9.89 [g]	166,321	.75 [g]	2.28 [g]	90.03
September 30, 2005	9.95	.21 [f]	1.06	1.27	(.16)	(.16)	—	11.06	12.77	354,455.87		1.97 [f]	144.41
September 30, 2004	9.27	.16	.79	.95	(.27)	(.27)	—	9.95	10.32	439,865.96		1.61	159.30

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets

September 30, 2008	<0.01%

September 30, 2007	0.01

September 30, 2006	0.01

September 30, 2005	0.02

September 30, 2004	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage of
		average
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.08% of average net assets for the period ended September 30, 2006.

h Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

132	133

Statement of assets and liabilities 9/30/08

Putnam Asset Allocation: Conservative Portfolio

ASSETS

Investment in securities, at value, including $26,687,113 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,759,448,482)	$1,683,149,264

Cash	1,967,904

Dividends, interest and other receivables	5,112,968

Receivable for shares of the fund sold	30,435,907

Receivable for securities sold	13,513,433

Receivable for sales of delayed delivery securities (Note 1)	229,152,464

Receivable for variation margin (Note 1)	16,056,400

Receivable for open forward currency contracts (Note 1)	3,832,672

Receivable for closed forward currency contracts (Note 1)	3,036,624

Receivable for open swap contracts (Note 1)	2,065,805

Receivable for closed swap contracts (Note 1)	6,443,916

Premium paid on swap contracts (Note 1)	8,062,507

Unrealized appreciation on swap contracts (Note 1)	50,678,806

Total assets	2,053,508,670

LIABILITIES

Payable to custodian (Note 2)	121,722

Payable for securities purchased	9,203,232

Payable for purchases of delayed delivery securities (Note 1)	599,206,777

Payable for shares of the fund repurchased	34,963,742

Payable for compensation of Manager (Notes 2 and 5)	1,686,417

Payable for investor servicing fees (Note 2)	175,167

Payable for custodian fees (Note 2)	73,797

Payable for Trustee compensation and expenses (Note 2)	118,145

Payable for administrative services (Note 2)	2,286

Payable for distribution fees (Note 2)	387,465

Payable for open forward currency contracts (Note 1)	3,717,926

Payable for closed forward currency contracts (Note 1)	4,179,842

Payable for open swap contracts (Note 1)	237,350

Payable for closed swap contracts (Note 1)	40,598,373

Premium received on swap contracts (Note 1)	24,937,878

Payable for receivable purchase agreement (Note 2)	420,234

Written options outstanding, at value (premiums received
$21,157,897) (Notes 1 and 3)	20,898,580

Unrealized depreciation on swap contracts (Note 1)	73,626,912

TBA sale commitments, at value (proceeds receivable
$228,701,797) (Note 1)	226,709,998

Collateral on securities loaned, at value (Note 1)	27,836,794

Other accrued expenses	278,651

Total liabilities	1,069,381,288

Net assets	$984,127,382

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,136,781,043

Undistributed net investment income (Note 1)	3,529,296

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(64,588,664)

Net unrealized depreciation of investments and assets and
liabilities in foreign currencies	(91,594,293)

Total ó Representing net assets applicable
to capital shares outstanding	$984,127,382

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($403,932,382 divided by 48,394,678 shares)	$8.35

Offering price per class A share (100/94.25 of $8.35)*	$8.86

Net asset value and offering price per class B share
($48,764,475 divided by 5,895,554 shares)**	$8.27

Net asset value and offering price per class C share
($47,691,620 divided by 5,760,622 shares)**	$8.28

Net asset value and redemption price per class M share
($10,451,630 divided by 1,263,967 shares)	$8.27

Offering price per class M share (100/96.50 of $8.27)*	$8.57

Net asset value, offering price and redemption price per class R share
($3,126,631 divided by 369,970 shares)	$8.45

Net asset value, offering price and redemption price per class Y share
($470,160,644 divided by 56,386,568 shares)	$8.34

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/08

INVESTMENT INCOME

Interest (net of foreign tax of $272)(including interest income of
$4,798,994 from investments in affiliated issuers) (Note 5)	$45,914,875

Dividends (net of foreign tax of $547,277)	10,670,690

Securities lending	349,674

Total investment income	56,935,239

EXPENSES

Compensation of Manager (Note 2)	7,035,070

Investor servicing fees (Note 2)	2,198,843

Custodian fees (Note 2)	175,115

Trustee compensation and expenses (Note 2)	52,520

Administrative services (Note 2)	35,179

Distribution fees — Class A (Note 2)	1,230,259

Distribution fees — Class B (Note 2)	634,972

Distribution fees — Class C (Note 2)	556,102

Distribution fees — Class M (Note 2)	88,325

Distribution fees — Class R (Note 2)	9,651

Other	511,947

Non-recurring costs (Notes 2 and 8)	1,853

Costs assumed by Manager (Notes 2 and 8)	(1,853)

Fees waived and reimbursed by Manager (Note 5)	(124,032)

Total expenses	12,403,951

Expense reduction ( Note 2)	(193,644)

Net expenses	12,210,307

Net investment income	44,724,932

Net realized loss on investments (Notes 1 and 3)	(4,615,761)

Net realized loss on swap contracts (Note 1)	(29,594,039)

Net realized gain on futures contracts (Note 1)	22,863,024

Net realized gain on foreign currency transactions (Note 1)	3,049,193

Net realized loss on written options (Notes 1 and 3)	(19,021)

Net increase from payments by affiliates (Note 2)	303,288

Net unrealized appreciation of assets and liabilities in
foreign currencies during the year	479,649

Net unrealized depreciation of investments, futures
contracts, swap contracts, written options, and
TBA sale commitments during the year	(173,990,597)

Net loss on investments	(181,524,264)

Net decrease in net assets resulting from operations	$(136,799,332)

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Year ended	Year ended
	9/30/08	9/30/07

Operations:

Net investment income	$44,724,932	$32,037,702

Net realized loss on investments and
foreign currency transactions	(8,013,316)	(882,784)

Net unrealized appreciation (depreciation) of
investments and assets and liabilities in
foreign currencies	(173,510,948)	26,339,439

Net increase (decrease) in net assets
resulting from operations	(136,799,332)	57,494,357

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(17,261,671)	(13,942,663)

Class B	(1,738,641)	(1,876,948)

Class C	(1,539,842)	(1,174,564)

Class M	(358,354)	(309,260)

Class R	(64,158)	(32,017)

Class Y	(17,869,299)	(13,945,501)

Redemption fees (Note 1)	5,262	5,593

Increase from capital share transactions
(Note 4)	59,727,510	122,462,025

Total increase (decrease) in net assets	(115,898,525)	148,681,022

NET ASSETS

Beginning of year	1,100,025,907	951,344,885

End of year (including undistributed net
investment income of $3,529,296 and
distributions in excess of net investment
income of $3,183,472, respectively)	$984,127,382	$1,100,025,907

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and	Total from					Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	unrealized gain (loss)	investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	income (loss)[a,d]	on investments	operations	investment income	distributions	fees[e]	end of period	value (%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%)[d]	turnover (%)[h]

Class A
September 30, 2008	$9.84	.38	(1.54)	(1.16)	(.33)	(.33)	—	$8.35	(12.09)	$403,932	1.15	4.06	170.35
September 30, 2007	9.59	.30	.25	.55	(.30)	(.30)	—	9.84	5.76	492,125	1.15	3.09	150.59
September 30, 2006	9.33	.28 [g]	.31	.59	(.33)	(.33)	—	9.59	6.46 [g]	414,952	1.06 [g]	2.95 [g]	133.41
September 30, 2005	8.84	.21 [f]	.48	.69	(.20)	(.20)	—	9.33	7.92	378,616	1.20	2.28 [f]	209.05
September 30, 2004	8.65	.15	.37	.52	(.33)	(.33)	—	8.84	6.11	590,441	1.39	1.66	258.72

Class B
September 30, 2008	$9.75	.31	(1.53)	(1.22)	(.26)	(.26)	—	$8.27	(12.77)	$48,764	1.90	3.31	170.35
September 30, 2007	9.50	.23	.24	.47	(.22)	(.22)	—	9.75	5.00	73,813	1.90	2.36	150.59
September 30, 2006	9.25	.20 [g]	.31	.51	(.26)	(.26)	—	9.50	5.61 [g]	89,287	1.81 [g]	2.21 [g]	133.41
September 30, 2005	8.78	.14 [f]	.47	.61	(.14)	(.14)	—	9.25	6.94	109,941	1.95	1.56 [f]	209.05
September 30, 2004	8.60	.08	.37	.45	(.27)	(.27)	—	8.78	5.23	120,168	2.14	.92	258.72

Class C
September 30, 2008	$9.76	.31	(1.53)	(1.22)	(.26)	(.26)	—	$8.28	(12.76)	$47,692	1.90	3.31	170.35
September 30, 2007	9.49	.23	.26	.49	(.22)	(.22)	—	9.76	5.21	56,647	1.90	2.34	150.59
September 30, 2006	9.24	.20 [g]	.31	.51	(.26)	(.26)	—	9.49	5.64 [g]	46,990	1.81 [g]	2.20 [g]	133.41
September 30, 2005	8.76	.14 [f]	.48	.62	(.14)	(.14)	—	9.24	7.08	38,901	1.95	1.56 [f]	209.05
September 30, 2004	8.58	.08	.37	.45	(.27)	(.27)	—	8.76	5.24	35,850	2.14	.92	258.72

Class M
September 30, 2008	$9.75	.33	(1.53)	(1.20)	(.28)	(.28)	—	$8.27	(12.54)	$10,452	1.65	3.55	170.35
September 30, 2007	9.50	.25	.25	.50	(.25)	(.25)	—	9.75	5.27	12,409	1.65	2.59	150.59
September 30, 2006	9.25	.23 [g]	.30	.53	(.28)	(.28)	—	9.50	5.86 [g]	11,794	1.56 [g]	2.45 [g]	133.41
September 30, 2005	8.77	.16 [f]	.48	.64	(.16)	(.16)	—	9.25	7.32	12,913	1.70	1.81 [f]	209.05
September 30, 2004	8.59	.10	.37	.47	(.29)	(.29)	—	8.77	5.51	12,728	1.89	1.17	258.72

Class R
September 30, 2008	$9.95	.34	(1.53)	(1.19)	(.31)	(.31)	—	$8.45	(12.28)	$3,127	1.40	3.66	170.35
September 30, 2007	9.67	.28	.27	.55	(.27)	(.27)	—	9.95	5.77	1,251	1.40	2.84	150.59
September 30, 2006	9.38	.26 [g]	.34	.60	(.31)	(.31)	—	9.67	6.49 [g]	927	1.31 [g]	2.70 [g]	133.41
September 30, 2005	8.86	.19 [f]	.51	.70	(.18)	(.18)	—	9.38	7.98	428	1.45	2.10 [f]	209.05
September 30, 2004	8.65	.13	.39	.52	(.31)	(.31)	—	8.86	6.10	102	1.64	1.41	258.72

Class Y
September 30, 2008	$9.83	.40	(1.54)	(1.14)	(.35)	(.35)	—	$8.34	(11.88)	$470,161.90		4.30	170.35
September 30, 2007	9.57	.33	.25	.58	(.32)	(.32)	—	9.83	6.14	463,781.90		3.34	150.59
September 30, 2006	9.31	.30 [g]	.31	.61	(.35)	(.35)	—	9.57	6.75 [g]	387,395	.81 [g]	3.20 [g]	133.41
September 30, 2005	8.83	.24 [f]	.47	.71	(.23)	(.23)	—	9.31	8.11	377,247.95		2.62 [f]	209.05
September 30, 2004	8.64	.17	.38	.55	(.36)	(.36)	—	8.83	6.40	89,925	1.14	1.87	258.72

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets
September 30, 2008	0.01%

September 30, 2007	0.01

September 30, 2006	0.03

September 30, 2005	0.08

September 30, 2004	0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

Percentage of
average
	Per share	net assets
Class A	<$0.01	<0.01%

Class B	<0.01	<0.01

Class C	<0.01	<0.01

Class M	<0.01	<0.01

Class R	<0.01	<0.01

Class Y	<0.01	<0.01

g Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.10% of average net assets for the period ended September 30, 2006.

h Portfolio turnover excludes dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

136	137

Notes to financial statements 9/30/08

Note 1: Significant accounting policies

Putnam Asset Allocation Funds (the “trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which consists of a series of investment portfolios (the “funds”), each of which is represented by a separate series of shares of beneficial interest. The trust currently offers three funds: Growth Portfolio, Balanced Portfolio and Conservative Portfolio, whose objectives are to seek capital appreciation, total return and total return consistent with preservation of capital, respectively. The funds may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Each fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the funds enter into contracts that may include agreements to indemnify another party under given circumstances. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the funds. However, the funds’ management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the funds’ manager, a wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the funds will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the funds to a significant extent. At September 30, 2008, fair value pricing was used for certain foreign securities in the portfolios. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the funds could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), each fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements Each fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Each fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

E) Stripped securities Each fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the funds are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts Each fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counter-parties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the funds’ portfolios.

H) Futures and options contracts Each fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. Each fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to each fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the funds' portfolios.

I) Total return swap contracts Each fund may enter into total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the funds’ portfolios.

J) Interest rate swap contracts Each fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked-to-market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the funds' portfolios.

K) Credit default contracts Each fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. Payments are made upon a credit default event of the disclosed primary referenced obligation or all other equally ranked obligations of the reference entity. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fundís books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked-to-market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the funds' portfolios.

L) TBA purchase commitments Each fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although each fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments Each fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover“ for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the funds’ portfolios.

N) Dollar rolls To enhance returns, each fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Securities lending Each fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At September 30, 2008, the value of securities loaned amounted to $112,520,790, $81,651,557 and $26,738,228 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively). Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The funds received cash collateral of $116,166,440, $84,276,349 and $27,836,794 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively), which is pooled with collateral of other Putnam funds into 54 issues of short-term investments.

P) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code“), applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At September 30, 2008, Balanced Portfolio and Conservative Portfolio had capital loss carryovers of $72,221,236 and $55,595,823 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Balanced Portfolio

Loss Carryover	Expiration

$72,221,236	September 30, 2011

Conservative Portfolio

Loss Carryover	Expiration

$54,487,143	September 30, 2011

1,108,680	September 30, 2016

Pursuant to federal income tax regulations applicable to regulated investment companies, the funds have elected to defer to their fiscal year ending September 30, 2009 $155,483,449, $75,955,277 and $4,826,334 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) of losses recognized during the period November 1, 2007 to September 30, 2008.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, realized gains and losses on certain futures contracts, income on swap contracts and interest only securities (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio) redesignation of taxable income and equalization (for Growth Portfolio only) unrealized gains and losses on certain futures contracts and nontaxable dividends (for Balanced Portfolio and Growth Portfolio). Reclassifications are made to the funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2008, reclassifications were as follows:

Undistributed Net Investment Income

Growth Portfolio	$24,676,075

Balanced Portfolio	43,444,917

Conservative Portfolio	819,801

Accumulated Net Realized Loss

Growth Portfolio	$(26,457,966)

Balanced Portfolio	(43,151,714)

Conservative Portfolio	(831,500)

Paid-in Capital

Growth Portfolio	$1,781,891

Balanced Portfolio	(293,203)

Conservative Portfolio	11,699

The tax basis components of distributable earnings and the federal tax cost as of September 30, 2008 were as follows:

Growth Portfolio
Unrealized appreciation	$128,745,736

Unrealized depreciation	(307,089,917)

Net unrealized depreciation	(178,344,181)

Undistributed ordinary income	19,861,104

Post-October loss	155,483,449

Cost for federal income tax purposes	$2,607,239,445

Balanced Portfolio

Unrealized appreciation	$124,013,208

Unrealized depreciation	(284,982,672)

Net unrealized depreciation	(160,969,464)

Undistributed ordinary income	20,464,900

Capital loss carryforward	(72,221,236)

Post-October loss	(75,955,277)

Cost for federal income tax purposes	$2,799,226,387

Conservative Portfolio

Unrealized appreciation	$56,367,620

Unrealized depreciation	(138,425,495)

Net unrealized depreciation	(82,057,875)

Capital loss carryforward	(55,595,823)

Post-October loss	(4,826,334)

Cost for federal income tax purposes	$1,765,207,139

R) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Each fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of each fund through June 30, 2009 to the extent necessary to ensure that the fund's expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fundís last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management has further agreed to waive fees and reimburse expenses of the Growth Portfolio for the period from July 1, 2007 through June 30, 2008 to the extent necessary to ensure that the fund's expenses do not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper, Inc. based on the size of the fund. The expense reimbursement is based on a comparison of the fund's total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2006 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund.

For the year ended September 30, 2008, each of the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $437,731 of its management fee from the Growth Portfolio and did not waive any of its management fees from the Balanced Portfolio or Conservative Portfolio.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the funds as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the funds managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the funds, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of each fund's assets for which PAC is engaged as sub-adviser.

For the year ended September 30, 2008, Putnam Management has assumed $4,511, $3,973 and $1,853 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) of legal, shareholder servicing and communication, audit and Trustee fees incurred by each fund in connection with certain legal and regulatory matters (including those described in Note 8).

In October 2007, Putnam Management agreed to and did reimburse each fund in the amount of $73,462, $192,828 and $268,429 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) in connection with the misidentification in 2006 of the characteristics of certain securities in the funds’ portfolios. The reimbursement by Putnam Management had less than a 0.05% impact on total return during the period.

Putnam Management voluntarily reimbursed the funds $114,888, $90,186 and $34,859 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) for a trading error which occurred during the period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total returns.

The funds reimburse Putnam Management an allocated amount for the compensation and related expenses of certain officers of the funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

On September 26, 2008, the Growth Portfolio entered into Agreements with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $1,559,858 in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable“), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

On September 26, 2008, the Balanced Portfolio entered into Agreements and the Conservative Portfolio entered into an Agreement with other registered investment companies (each a “Seller”) managed by Putnam Management. Under the Agreements, the Seller sold to the fund the right to receive, in the aggregate, $2,881,684 and $1,630,648 (for Balanced Portfolio and Conservative Portfolio, respectively) in net payments from Lehman Brothers Special Financing, Inc. in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund's net payable to Lehman Brothers Special Financing, Inc. The Agreements, which are included in the Statement of assets and liabilities, are valued at fair value following procedures approved by the Trustees. All remaining payments under the Agreement will be recorded as realized gain or loss.

Custodial services for each fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on each fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to each fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in each fund and the level of defined contribution plan assets in each fund. During the year ended September 30, 2008, the funds incurred $6,385,277, $4,212,143 and $2,211,225 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between each fund and State Street, the custodian bank has a lien on the securities of each fund to the extent permitted by the fund's investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by each fund. At September 30, 2008, the payable to the custodian bank (for Balanced Portfolio and Conservative Portfolio) represents the amount due for cash advanced for the settlement of securities purchased.

The funds have entered into expense offset arrangements with PFTC and State Street whereby PFTC's and State Street’s fees are reduced by credits allowed on cash balances. The funds also reduced expenses through brokerage/service arrangements. For the year ended September 30, 2008, the fund’s expenses were reduced by $221,342, $218,282 and $180,638 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) under the expense offset arrangements and by $170,359, $76,151 and $13,006 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) under the brokerage/service arrangements.

Each independent Trustee of the funds receives an annual Trustee fee, of which $837, $753 and $527 (for Growth Portfolio, Balance Portfolio and Conservative Portfolio, respectively), as a quarterly retainer, has been allocated to the funds, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Each fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan“) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the funds who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee's average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the funds is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by each fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended September 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received the following:

	Class A Net	Class M Net
	Commissions	Commissions

Growth Portfolio	$633,027	$10,565

Balanced Portfolio	391,939	3,285

Conservative Portfolio	130,758	1,859

	Class B	Class C
	Contingent	Contingent
	Deferred	Deferred
	Sales Charges	Sales Charges

Growth Portfolio	$494,665	$42,549

Balanced Portfolio	417,432	23,899

Conservative Portfolio	117,529	12,899

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended September 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received the following:

	Class A	Class M
	Deferred	Deferred
	Sales Charges	Sales Charges

Growth Portfolio	$5,622	$-

Balanced Portfolio	13,335	-

Conservative Portfolio	2,589	-

Note 3: Purchases and sales of securities

During the year ended September 30, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments were as follows:

U.S. GOVERNMENT SECURITIES	Purchases	Sales

Growth Portfolio	$6,684,673	$3,467,124

Balanced Portfolio	9,470,868	5,076,316

Conservative Portfolio	604,313	603,946

OTHER SECURITIES	Purchases	Sales

Growth Portfolio	$2,326,399,204	$2,352,012,173

Balanced Portfolio	2,436,377,915	2,545,737,319

Conservative Portfolio	1,719,659,044	1,647,277,664

Written option transactions during the year ended September 30, 2008 are summarized as follows:

GROWTH PORTFOLIO	Contract	Premiums
	Amounts	Received

Written options
outstanding at beginning of year	$142,513,880	$2,966,002

Options opened	253,573,795	14,289,441

Options exercised	-	-

Options expired	(9,809,969)	(1,917,292)

Options closed	(149,025,348)	(5,608,659)

Written options outstanding at end of year	$237,252,358	$9,729,492

BALANCED PORTFOLIO	Contract	Premiums
	Amounts	Received

Written options
outstanding at beginning of year	$399,424,490	$9,180,323

Options opened	539,502,037	26,228,649

Options exercised	-	-

Options expired	(255,955,678)	(6,758,860)

Options closed	(251,570,851)	(9,682,200)

Written options outstanding at end of year	$431,399,998	$18,967,912

CONSERVATIVE PORTFOLIO	Contract	Premiums
	Amounts	Received

Written options
outstanding at beginning of year	$374,219,000	$8,546,975

Options opened	543,035,332	23,679,846

Options exercised	-	-

Options expired	(222,848,542)	(5,219,123)

Options closed	(170,669,618)	(5,849,801)

Written options outstanding at end of year	$523,736,172	$21,157,897

Note 4: Capital shares

At September 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

Growth Portfolio

	Year ended 9/30/08		Year ended 9/30/07

Class A	Shares	Amount	Shares	Amount

Shares sold	35,455,592	$485,853,419	49,394,482	$714,263,561

Shares issued in	2,394,676	34,363,596	513,672	7,206,819
connection with
reinvestment of
distributions

Shares	(35,974,290)	(479,037,283)	(19,916,795)	(289,497,473)
repurchased

Net increase	1,875,978	$41,179,732	29,991,359	$431,972,907

	Year ended 9/30/08		Year ended 9/30/07

Class B	Shares	Amount	Shares	Amount

Shares sold	5,387,972	$72,595,034	9,941,081	$140,374,912

Shares issued in	351,928	4,969,220	-	-
connection with
reinvestment of
distributions

Shares	(10,583,071)	(140,719,482)	(8,604,613)	(122,588,795)
repurchased

Net increase	(4,843,171)	$(63,155,228)	1,336,468	$17,786,117
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class C	Shares	Amount	Shares	Amount

Shares sold	3,176,268	$42,464,602	7,068,104	$98,926,128

Shares issued in	196,930	2,735,361	2,328	31,659
connection with
reinvestment of
distributions

Shares	(4,551,885)	(58,621,300)	(2,194,558)	(30,775,911)
repurchased

Net increase	(1,178,687)	$(13,421,337)	4,875,874	$68,181,876
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class M	Shares	Amount	Shares	Amount

Shares sold	992,661	$13,575,405	890,847	$12,702,808

Shares issued in	59,536	841,830	3,316	45,856
connection with
reinvestment of
distributions

Shares	(1,095,183)	(14,313,906)	(573,304)	(8,178,217)
repurchased

Net increase	(42,986)	$103,329	320,859	$4,570,447
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class R	Shares	Amount	Shares	Amount

Shares sold	478,254	$6,413,684	314,485	$4,503,517

Shares issued in	9,452	134,407	2,114	29,365
connection with
reinvestment of
distributions

Shares	(183,893)	(2,416,660)	(293,482)	(4,208,290)
repurchased

Net increase	303,813	$4,131,431	23,117	$324,592

	Year ended 9/30/08		Year ended 9/30/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,710,000	$75,671,987	7,103,031	$103,903,164

Shares issued in	339,484	4,912,345	92,684	1,310,547
connection with
reinvestment of
distributions

Shares	(5,711,617)	(76,734,287)	(4,497,487)	(64,763,281)
repurchased

Net increase	337,867	$3,850,045	2,698,228	$40,450,430

Balanced Portfolio

	Year ended 9/30/08		Year ended 9/30/07

Class A	Shares	Amount	Shares	Amount

Shares sold	32,786,883	$388,790,456	43,989,625	$550,413,768

Shares issued in	2,926,637	33,075,185	2,092,978	26,157,309
connection with
reinvestment of
distributions

Shares	(48,694,071)	(562,975,267)	(31,098,194)	(390,178,638)
repurchased

Net increase	(12,980,551)	$(141,109,626)	14,984,409	$186,392,439
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class B	Shares	Amount	Shares	Amount

Shares sold	3,588,694	$42,263,596	6,143,300	$76,283,337

Shares issued in	331,967	3,722,630	253,215	3,142,916
connection with
reinvestment of
distributions

Shares	(9,308,360)	(109,053,382)	(9,362,150)	(116,653,435)
repurchased

Net decrease	(5,387,699)	$(63,067,156)	(2,965,635)	$(37,227,182)

	Year ended 9/30/08		Year ended 9/30/07

Class C	Shares	Amount	Shares	Amount

Shares sold	2,358,055	$27,661,553	3,989,290	$49,116,520

Shares issued in	184,597	2,041,596	111,515	1,370,182
connection with
reinvestment of
distributions

Shares	(3,490,232)	(39,961,178)	(2,171,843)	(26,728,947)
repurchased

Net increase	(947,580)	$(10,258,029)	1,928,962	$23,757,755
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class M	Shares	Amount	Shares	Amount

Shares sold	697,495	$8,307,047	648,825	$8,089,016

Shares issued in	55,684	627,464	36,762	458,630
connection with
reinvestment of
distributions

Shares	(1,002,509)	(11,758,146)	(623,352)	(7,771,202)
repurchased

Net increase	(249,330)	$(2,823,635)	62,235	$776,444
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class R	Shares	Amount	Shares	Amount

Shares sold	391,981	$4,471,612	291,998	$3,636,355

Shares issued in	12,040	133,899	10,653	132,749
connection with
reinvestment of
distributions

Shares	(140,976)	(1,631,496)	(692,653)	(8,617,617)
repurchased

Net increase	263,045	$2,974,015	(390,002)	$(4,848,513)
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	13,912,269	$155,297,888	10,065,783	$127,031,290

Shares issued in	526,812	5,978,136	324,998	4,068,344
connection with
reinvestment of
distributions

Shares	(10,076,057)	(117,198,739)	(5,719,357)	(71,121,383)
repurchased

Net increase	4,363,024	$44,077,285	4,671,424	$59,978,251

Conservative Portfolio

	Year ended 9/30/08		Year ended 9/30/07

Class A	Shares	Amount	Shares	Amount

Shares sold	16,978,266	$160,022,312	17,272,079	$169,376,762

Shares issued in	1,774,269	16,552,715	1,365,157	13,343,502
connection with
reinvestment of
distributions

Shares	(20,355,994)	(186,359,010)	(11,924,353)	(116,968,282)
repurchased

Net increase	(1,603,459)	$(9,783,983)	6,712,883	$65,751,982
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class B	Shares	Amount	Shares	Amount

Shares sold	1,707,795	$15,864,838	1,710,100	$16,607,105

Shares issued in	168,232	1,559,107	172,226	1,668,852
connection with
reinvestment of
distributions

Shares	(3,548,970)	(33,015,754)	(3,715,042)	(36,119,970)
repurchased

Net decrease	(1,672,943)	$(15,591,809)	(1,832,716)	$(17,844,013)

	Year ended 9/30/08		Year ended 9/30/07

Class C	Shares	Amount	Shares	Amount

Shares sold	1,681,518	$15,708,512	2,036,431	$19,777,151

Shares issued in	138,119	1,277,416	101,750	986,474
connection with
reinvestment of
distributions

Shares	(1,862,789)	(17,215,867)	(1,286,299)	(12,476,087)
repurchased

Net increase	(43,152)	$(229,939)	851,882	$8,287,538
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class M	Shares	Amount	Shares	Amount

Shares sold	418,713	$3,877,547	224,533	$2,184,329

Shares issued in	36,952	341,306	30,761	297,998
connection with
reinvestment of
distributions

Shares	(464,439)	(4,316,550)	(224,129)	(2,170,760)
repurchased

Net increase	(8,774)	$(97,697)	31,165	$311,567
(decrease)

	Year ended 9/30/08		Year ended 9/30/07

Class R	Shares	Amount	Shares	Amount

Shares sold	283,780	$2,698,466	87,194	$859,834

Shares issued in	6,891	64,022	3,241	32,017
connection with
reinvestment of
distributions

Shares	(46,471)	(441,038)	(60,534)	(597,172)
repurchased

Net increase	244,200	$2,321,450	29,901	$294,679

	Year ended 9/30/08		Year ended 9/30/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	13,223,984	$120,863,957	9,824,015	$96,143,251

Shares issued in	1,920,054	17,867,996	1,429,572	13,945,501
connection with
reinvestment of
distributions

Shares	(5,954,192)	(55,622,465)	(4,544,101)	(44,428,480)
repurchased

Net increase	9,189,846	$83,109,488	6,709,486	$65,660,272

Note 5: Investment in Putnam Prime Money Market Fund

Each fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by each fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by each fund in Putnam Prime Money Market Fund. For the year ended September 30, 2008, management fees paid were reduced by $171,737, $100,572 and $124,032 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) relating to the funds'investment in Putnam Prime Money Market Fund. Income distributions earned by the funds were recorded as interest income in the Statements of operations and totaled $7,518,950, $4,636,868 and $4,798,994 (for Growth Portfolio, Balanced Portfolio and Conservative Portfolio, respectively) for the year ended September 30, 2008. During the year ended September 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated as follows:

	Cost of	Proceeds
	Purchases	of Sales

Growth Portfolio	$ 1,372,322,005	$ 1,630,444,127

Balanced Portfolio	1,104,270,060	1,228,601,864

Conservative Portfolio	1,047,433,293	1,141,458,391

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008 the funds received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of their shares of Putnam Prime Money Market Fund.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Unfunded loan commitments

As of September 30, 2008, the Growth Portfolio and Balanced Portfolio had unfunded loan commitments of $380,000 and $510,000, respectively, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrower:

Growth Portfolio

Borrower	Unfunded Commitment

Manitowoc Co., Inc. (The)	$380,000

Balanced Portfolio

Borrower	Unfunded Commitment

Manitowoc Co., Inc. (The)	$510,000

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board ('FASB') issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the "Interpretation"). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the funds'financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof. Each of the funds'federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the "Standard"). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161") - an amendment of FASB Statement No. 133, was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity's financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the funds' financial statement disclosures.

In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161 ("Amendment") was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the funds'financial statement disclosures.

Note 10: Market conditions

Recent events in the financial sector have resulted in an unusually high degree of volatility in the financial markets. The funds 'investments in the financial sector, as reflected in the funds'schedule of investments, exposes investors to the negative (or positive) performance resulting from these events.

Federal tax information and brokerage commissions (unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, Growth Portfolio hereby designates $8,676,800 as a capital gain dividend with respect to the taxable year ended September 30, 2008, or, if subsequently determined to be different, the net capital gain of such year.

The funds have designated 36.25%, 19.85%, and 12.21% (for Growth Portfolio, Balanced Portfolio, and Conservative Portfolio, respectively) of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For their tax year ended September 30, 2008, the funds hereby designate 87.83%, 43.27%, and 26.41% (for Growth Portfolio, Balanced Portfolio, and Conservative Portfolio, respectively), or, in each case, the maximum amount allowable, of their taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Global Asset Allocation group for the year ended September 30, 2008. The Putnam mutual funds in this group are Putnam Asset Allocation: Balanced Portfolio, Putnam Asset Allocation: Conservative Portfolio, Putnam Asset Allocation: Growth Portfolio, Putnam Income Strategies Fund, Putnam RetirementReady Funds, and Putnam VT Global Asset Allocation Fund.

The top five firms that received brokerage commissions for trades executed for the Global Asset Allocation group are (in descending order) Citigroup Global Markets, UBS Warburg, Goldman, Sachs & Co., Deutsche Bank Securities Inc., and Morgan Stanley. Commissions paid to these firms together represented approximately 47% of the total brokerage commissions paid for the year ended September 30, 2008.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Sanford C. Bernstein & Co., Credit Suisse First Boston, Lehman Brothers, Macquarie Securities (USA), Merrill Lynch, Pierce, Fenner & Smith, Midwest Research-Maxus Group, J.P.Morgan Securities, RBC Capital Markets, Wachovia Securities, and Weeden & Co.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Shareholder meeting results (unaudited)

May 22, 2008 meeting

A proposal to approve an amendment to the funds’ fundamental investment restriction with respect to investments in commodities was approved as follows:

	Votes for	Votes against	Abstentions	Broker non-votes

Growth Portfolio	91,817,688	9,488,438	2,890,732	-

Balanced Portfolio	100,685,851	6,935,827	3,110,051	-

Conservative Portfolio	87,509,354	3,134,803	898,690	-

All tabulations are rounded to the nearest whole number.

About the Trustees

Jameson A. Baxter

Born 1943, Trustee since 1994,
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Born 1948, Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a

Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill

Born 1942, Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B.Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison	Managing Director, Putnam Investments and	Since 2005
Since 1989	Putnam Management. During 2002, Chief
	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Management Corporation	Vice President, Assistant Clerk, Assistant
Senior Vice President and Treasurer		Treasurer and Proxy Manager
Since 2004	Francis J. McNamara, III (Born 1955)	Since 2005
Prior to 2004, Managing Director,	Vice President and Chief Legal Officer
Putnam Investments	Since 2004
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management
Vice President and Principal Financial Officer	and Putnam Retail Management. Prior
Since 2002	to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer	Managing Director, Putnam Investments,
Since 2007	Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Managing Director, Putnam Investments	Vice President and BSA Compliance Officer
Since 2002
Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds
Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend funds
Capital Appreciation Fund
Capital Opportunities Fund*
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

Value funds
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income funds
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds
Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value —with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at www.putnam.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Putnam puts your interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited

Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within 7 calendar days of purchase (for certain funds, this fee applies for 90 days).

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Myra R. Drucker	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and Chief Legal Officer
Management, LLC	Paul L. Joskow
One Post Office Square	Elizabeth T. Kennan	Robert R. Leveille
Boston, MA 02109	Kenneth R. Leibler	Vice President and Chief Compliance Officer
Robert E. Patterson
Investment Sub-Manager	George Putnam, III	Mark C. Trenchard
Putnam Investments Limited	Robert L. Reynolds	Vice President and BSA Compliance Officer
57–59 St James’s Street	Richard B. Worley
London, England SW1A 1LD		Judith Cohen
	Officers	Vice President, Clerk and Assistant Treasurer
Investment Sub-Advisor	Charles E. Haldeman, Jr.
The Putnam Advisory Company, LLC	President	Wanda M. McManus
One Post Office Square		Vice President, Senior Associate Treasurer
Boston, MA 02109	Charles E. Porter	and Assistant Clerk
Executive Vice President, Principal
Marketing Services	Executive Officer, Associate Treasurer	Nancy E. Florek
Putnam Retail Management	and Compliance Liaison	Vice President, Assistant Clerk, Assistant
One Post Office Square		Treasurer and Proxy Manager
Boston, MA 02109	Jonathan S. Horwitz
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Vice President

This report is for the information of shareholders of Putnam Asset Allocation Funds. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The funds' Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

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PUTNAM
INVESTMENTS

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Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured	May Lose Value	No Bank Guarantee

AN060 253446 11/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2008	$739,436	$--	$70,928	$1,770*

September 30, 2007	$585,061	$410	$62,807	$7,397*

* Includes fees of $1,770 and $1,396 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended September 30, 2008 and September 30, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended September 30, 2008 and September 30, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $150,936 and $173,820 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2008	$ -	$ 15,000	$ -	$ -

September 30, 2007	$ -	$ 26,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: November 26, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 26, 2008